UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06312

The Lazard Funds, Inc.

(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112

(Address of principal executive offices) (Zip code)

Mark R. Anderson, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 632-6000

Date of fiscal year end: 12/31

Date of reporting period: 12/31/23

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard Funds

Annual Report

December 31, 2023

Equity Funds

Lazard Developing Markets Equity Portfolio

Lazard Emerging Markets Core Equity Portfolio

Lazard Emerging Markets Equity Advantage Portfolio

Lazard Emerging Markets Equity Portfolio

Lazard Equity Franchise Portfolio

Lazard Global Equity Select Portfolio

Lazard Global Listed Infrastructure Portfolio

Lazard Global Strategic Equity Portfolio

Lazard International Equity Advantage Portfolio

Lazard International Equity Portfolio

Lazard International Equity Select Portfolio

Lazard International Quality Growth Portfolio

Lazard International Small Cap Equity Portfolio

Lazard International Strategic Equity Portfolio

Lazard Managed Equity Volatility Portfolio

Lazard US Equity Concentrated Portfolio

Lazard US Equity Focus Portfolio

Lazard US Small Cap Equity Select Portfolio

Lazard US Sustainable Equity Portfolio

Lazard US Systematic Small Cap Equity Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
31	Performance Overviews (unaudited)
51	Information About Your Portfolio’s Expenses (unaudited)
59	Portfolio Holdings Presented by Asset Class/Sector (unaudited)
62	Portfolios of Investments
62	Lazard Developing Markets Equity Portfolio
66	Lazard Emerging Markets Core Equity Portfolio
71	Lazard Emerging Markets Equity Advantage Portfolio
81	Lazard Emerging Markets Equity Portfolio
85	Lazard Equity Franchise Portfolio
87	Lazard Global Equity Select Portfolio
91	Lazard Global Listed Infrastructure Portfolio
94	Lazard Global Strategic Equity Portfolio
98	Lazard International Equity Advantage Portfolio
109	Lazard International Equity Portfolio
114	Lazard International Equity Select Portfolio
118	Lazard International Quality Growth Portfolio
122	Lazard International Small Cap Equity Portfolio
127	Lazard International Strategic Equity Portfolio
131	Lazard Managed Equity Volatility Portfolio
139	Lazard US Equity Concentrated Portfolio
141	Lazard US Equity Focus Portfolio
144	Lazard US Small Cap Equity Select Portfolio
150	Lazard US Sustainable Equity Portfolio
154	Lazard US Systematic Small Cap Equity Portfolio
172	Notes to Portfolios of Investments
184	Statements of Assets and Liabilities
192	Statements of Operations
198	Statements of Changes in Net Assets
226	Financial Highlights
276	Notes to Financial Statements
325	Report of Independent Registered Public Accounting Firm
328	Board of Directors and Officers Information (unaudited)
331	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Many states have abandoned property laws that require mutual fund companies to have evidence of contact from shareholders at least every three years. Please log into any investment accounts that you may have or contact the Fund by calling 800-823-6300 to ensure that your account stays active.

Distributed by Lazard Asset Management Securities LLC.

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The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2023 saw bloodshed from wars in Europe and the Middle East, ample displays of political complexities in the United States, and further advances in the development of machines that can mimic human thinking. For financial markets, however, which endured nearly 4,000 basis points of interest rate hikes since late 2021, the year was defined by one simple question posed to major central banks: What comes next?

Financial markets were a roller coaster in 2023, as investors were forced to constantly adjust their expectations on when key central banks would retreat from their restrictive monetary policy stances out of fear that these positions would tip the global economy into a severe recession. Against this backdrop, the US Federal Reserve (the “Fed”) was front and center in the minds of investors, as it waged its most aggressive rate-hiking campaign in over 40 years. After raising interest rates seven times in 2022, the world’s most influential central bank did so again four times in 2023, raising borrowing costs to their highest level in 22 years. Data suggesting that domestic inflation was cooling, and that the US economy remained remarkably resilient sparked optimism in the second half of the year that the Fed was done raising interest rates and perhaps would begin lowering them in 2024. While the Fed did, in fact, pass up opportunities to raise interest rates higher in its last three policy meetings of 2023, it also sent mixed signals about the trajectory of its rate-hiking campaign, which triggered spikes in volatility across financial markets.

The Fed was not the only central bank to make news in 2023. In Europe, both the European Central Bank (the “ECB”) and the Bank of England (the “BOE”) continued to raise interest rates at a furious pace before pausing their inflation-fighting campaigns in the latter part of the year. Meanwhile, in Asia, the Bank of Japan, which kept interest rates ultra-low during the global monetary tightening cycle, began to veer from this path in the closing months of the year amid signs that inflation was accelerating in Japan.

After suffering through a dismal 2022, financial markets rebounded in 2023, driven primarily by hopes that inflation had fallen enough for key central banks, particularly the Fed, to begin cutting interest rates in 2024. Global equity markets, as measured by the MSCI All Country World Index, surged 22.2% in 2023 while global bond

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markets, as measured by the Bloomberg Global Aggregate Bond Index, gained 5.7%. (Index returns are in US dollar terms.)

The challenging market conditions in 2023 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

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The Lazard Funds, Inc. Investment Overviews (unaudited)

Market Overviews

Global Markets

In the trailing 12-month period that ended December 31, global equity markets rose sharply, as investors speculated about the path ahead for the interest rate policies of major central banks.

After enduring nearly 4,000 basis points in interest rate hikes since late 2021, the actions of major central banks were front and center once again in the minds of investors. In January, markets rallied on hopes that a severe worldwide economic recession could be avoided, and that slowing inflation would induce major central banks to slow the pace of their forceful monetary tightening cycles. That optimism faded in subsequent months, however, as the Fed continued with its most aggressive rate-hiking campaign in over 40 years and hinted that interest rates could stay elevated for a while. The fallout from this blizzard of rate hikes was evident in the first half of the year when bond losses contributed to regional bank weakness in the United States. The Fed, as expected, kept interest rates steady at a 22-year high following policy meetings in September, November, and December. However, after months of signaling that it was adopting a “higher for longer” interest rate policy stance, the Fed began taking a less hawkish tone in November, as data suggested that a “soft landing” for the US economy was growing increasing likely. Investors cheered near the end of the period when the Fed hinted that its forceful rate-hiking campaign, which incorporated 11 increases since 2022, including four times in 2023, had reached its conclusion and forecast that it could reduce interest rates three times in 2024. After briefly exceeding the psychologically important threshold of 5% in late October, the yield on the benchmark 10-year US Treasury note ended the year exactly where it started, at 3.88%.

In Europe, persistent inflationary pressure in the eurozone led the ECB to maintain a hawkish posture throughout the year, raising rates to an all-time high after 10 consecutive hikes since mid-2022, including six raises in 2023. With data suggesting that significant progress had been made in its war against inflation, the ECB held interest rates steady in October and December but pledged to

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keep them at an elevated level for a sustained duration of time. Despite the ECB’s vow, investors nevertheless were betting that the eurozone central bank would reduce rates next year as the common currency bloc lurched toward an economic recession. Similarly, with price pressure in the United Kingdom easing materially, the BOE kept its interest rates steady in September, November, and December, leaving them at a 15-year high after 14 consecutive hikes since December 2021, including five times in 2023. The BOE pledged to maintain a hawkish stance for an extended period, but data suggesting that the United Kingdom was headed for a period of economic stagnation sparked speculation that the British central bank would cut rates in the first half of next year.

Despite stiff interest-rate headwinds, the value of global equity markets increased US$10 trillion in 2023, thanks largely to the strong performance of a handful of mega-cap US technology stocks. These mega-cap US technology stocks, the so-called “Magnificent Seven”—Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla—surged 76% on a weighted average basis and accounted for about 42% of the gain recorded by the MSCI All Country World Index (ACWI). By way of comparison, the rest of the stocks in the MSCI All Country World Index gained roughly 12% for the year.

Against this backdrop, equity markets in both the developed and developing worlds rose in 2023, with the former outperforming the latter. In the United States, the S&P 500 Index soared and came within 0.6% of its record high at the end of year on growing expectations that the Fed would pivot to a more dovish stance. The “Magnificent Seven” group of mega cap technology stocks accounted for roughly two-thirds of the S&P 500 Index’s 2023 gain. Across the Atlantic, the pan-European STOXX Europe 600 Index recorded its best annual performance since 2019 on hopes that the ECB would begin reducing rates in 2024 amid signs of significant progress in its inflation-fighting campaign. In Japan, the Tokyo Stock Price Index (“TOPIX”) surged, thanks largely to a weak yen and efforts to improve corporate governance and profitability. Meanwhile, in emerging Asia, the Hong Kong-based Hang Seng Index, which is comprised mostly of companies from

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mainland China and serves as a gateway for foreign investors wanting to put money there, tumbled in 2023 and was one of the world’s worst-performing stock markets due to worries about China’s mounting economic woes and the lack of a forceful response from Chinese policymakers.

Information technology was the best-performing sector in 2023, as a market frenzy about artificial intelligence led investors to bid up shares of technology companies linked to field of study. Utilities was the worst-performing sector, as elevated bond yields hurt high-dividend-paying “bond proxy” stocks.

Emerging Markets Equities

Despite ongoing concerns about a global economic recession and heightened geopolitical tensions, equity markets in the developing world finished the year appreciably higher in 2023, with the MSCI Emerging Markets Index climbing 9.8%. Equity markets in the largest region of the developing world, emerging Asia, rose 7.8% but nevertheless lagged the broader market index. Meanwhile, stock markets in Latin America and Eastern Europe recorded string gains of 32.7% and 47.2%, respectively. Stock markets rallied especially towards year end, as investors began to expect a “soft landing” for the global economy.

Stock markets in the region encompassing emerging Europe, the Middle East, and Africa (EMEA) advanced but lagged the broader market index in the year. Equity markets in emerging Europe registered especially strong gains in 2023. Greece’s stock market recovered sharply, as the country’s economy rebounded after Kyriakos Mitsotakis was elected for a second term as Greece’s prime minister in June 2023. Hungarian stocks were helped by strong performance in certain stocks with a regional footprint. Poland’s stock market advanced on optimism that funds from the European Union will be allocated to the country after a centrist coalition led by the opposition Civic Platform party prevailed in Poland’s parliamentary election. Egyptian shares performed well but the currency was not freely convertible. Turkey’s stock market slid despite a pivot to a more orthodox monetary policy by the country’s central bank and increased investor interest.

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South Africa’s equity market lagged due to stagnant economic growth and structural problems, such as with Eskom, the main electric utility provider in the country.

Equity markets in Latin America all rose in the 12-month period and Latin America was the best-performing region in 2023, thanks to a recovery in initial investor pessimism stemming from the elections of leftward-leaning presidents in most countries. Equity markets in Mexico, Peru, and Brazil posted the largest advances, all aided by signs of lower political tensions and reasonably strong economic activity.

The performance of strong markets in emerging Asia varied widely. China’s equity market tumbled, falling 11.2%, as property industry weakness, ongoing government regulation in internet platform companies, and concerns about geopolitical risks hampered the country’s post-pandemic economic recovery. Thai equities finished more than 15.5% lower than the previous year, hurt by slow growth and poor tourism revenue. Most stock markets in Southeast Asia lagged regionally, while the markets in North Asia performed well. Equity markets in Taiwan and South Korea posted strong gains, boosted by semiconductor prices. India’s stock market continued to benefit from the country’s strong economic growth despite somewhat richer valuations.

Information technology and energy were the best-performing sectors in 2023. Conversely, real estate, consumer discretionary, and healthcare were the worst-performing sectors.

International Equities

In the trailing 12-month period that ended December 31, international equity markets rose sharply, as investors hoped that inflation had fallen enough for major central banks to finally end their restrictive monetary policies and perhaps even begin cutting interest rates next year.

All eyes were on the Fed during the year as the US central bank waged its most aggressive inflation-fighting campaign in 40 years, raising US interest rates from virtually zero to its highest level in

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22 years. After lifting interest rates 11 times since March 2022, including four times in 2023, the US central bank pledged to keep rates “higher for longer” in order to ease persistent inflationary pressure. However, encouraging inflation data and less hawkish comments from the Fed, including hints that its rate-hiking campaign was finished and a forecast that pointed to three rate cuts in 2024, were cheered by investors.

A similar situation was playing out in Europe, where the ECB and the BOE continued raising interest rates at a furious pace, lifting them six times and five times in 2023, respectively. With data suggesting that inflation in the eurozone and the UK had fallen significantly, both central banks declined to raise interest rates any higher in the latter part of the year but pledged to adopt the “higher for longer” position as their official interest rate policy stance. However, with both the eurozone and the UK expected to enter into periods of economic stagnation in the near term, investors bet that both the ECB and the BOE will begin cutting rates in 2024.

Investor optimism was dampened by developments in China, where investors feared that China’s mounting economic woes could ripple across the broader global economy. With China’s economy—the world’s second largest—continuing to struggle under the weight of a real estate crisis and the growing risk of deflation, foreign investors were dumping Chinese stocks out of concern about the lack of a forceful response from Chinese policymakers.

US Equities

In the trailing 12-month period that ended December 31, the US equity market rallied, as investors speculated about the path ahead for the Fed’s interest rate policy after the US central bank raised interest rates from near-zero early last year to its highest level since 2001.

In January, markets rallied on hopes that an economic recession could be avoided globally, and that slowing inflation would induce major central banks to ease up on their monetary tightening

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cycles. In March, news that several US banks had been seized by the government stoked fears of potential contagion, but actions by the Fed and the Federal Deposit Insurance Corporation helped alleviate market concerns. After months of signaling that it was adopting a “higher for longer” interest rate policy stance, the Fed began taking a less hawkish tone in November as data suggested that a “soft landing” for the US economy was growing increasing likely. Investors cheered near the end of the year when the Fed hinted that its forceful rate-hiking campaign had reached its conclusion and forecast that it could reduce interest rates in 2024. The economy continued to show resilience, culminating with a third-quarter GDP growth reading coming in higher than initially anticipated at 5.2% and the US continuing to add more jobs at a strong pace. The S&P 500 Index’s seven largest constituents—the so-called “Magnificent Seven” (Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla)—collectively surged 76% on a weighted average basis in 2023 and accounted for roughly two-thirds of the S&P 500 Index’s gain for the year. The S&P 500 Index ended 2023 just 0.6% shy of its record high set in January 2022.

The US small cap market, as measured by the Russell 2000 index, began the year with a strong start in January. However, fear of continuing inflation and elevated interest rates led to continued pressure and volatility in small caps. Over the last two months of the year, with inflation seemingly under control, and a soft landing appearing to be in sight, small caps returned 22.4% leading them into positive territory and ending at 16.9% for the year.

Portfolio Performance

Lazard Developing Markets Equity Portfolio

For the year ended December 31, 2023, the Lazard Developing Markets Equity Portfolio’s Institutional Shares posted a total return of 9.64%, while Open Shares posted a total return of 9.34%, as compared with a 9.83% return for the MSCI Emerging Markets Index.

Stock selection within the communication services, consumer discretionary and consumer staples sectors, as well as in Hungary,

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China, and India, detracted value. Lower-than-index exposure to India and Korea and higher-than-index exposure within the consumer discretionary sector hurt performance.

Shares in China Tourism Group, a Chinese duty-free operator, suffered from weak consumption trends in China. JD.com, a leading e-commerce platform operator in China, underperformed on continued weak China sentiment. Zhongsheng, a Chinese auto after-sales and dealership company, moved lower on concerns around new car margins. Shares in Liangxin Electrical, a top-tier Chinese low-voltage electrical device manufacturer, declined as housing and construction remained depressed post China’s Covid-19 reopening. Wuliangye, a Chinese premium baijiu (liquor) player, was lower on weaker domestic consumption.

Stock selection within the financials and information technology sectors, as well as in South Africa, Korea, the Philippines, and Taiwan, helped performance. Lower than index exposure within the communication services, consumer staples, healthcare, real estate, materials, and utilities sectors, as well as to Malaysia and Thailand, and higher-than-index exposure within the information technology sector, as well as to Mexico, Hungary and Taiwan, added value.

Samsung Electronics, a Korean information technology company, did well on the back of improved smartphone sell-through and growing demand for memory. Hynix, a Korean memory manufacturer, moved higher on optimism about demand for the company’s high-bandwidth memory. Shares in Taiwan Semiconductor, a Taiwanese semiconductor foundry, gained on the back of improving smartphone demand, one of its largest markets for semiconductors while MediaTek, a Taiwanese fabless semiconductor company, gained on the back of improving smartphone demand trends. In the financials sector, GF Banorte, a private bank in Mexico, outperformed on resilient loan growth.

Lazard Emerging Markets Core Equity Portfolio

For the year ended December 31, 2023, the Lazard Emerging Markets Core Equity Portfolio’s Institutional Shares posted a total return of 12.29%, while Open Shares posted a total return of 12.05% and

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R6 Shares posted a total return of 12.32%, as compared with the 9.83% return for the MSCI Emerging Markets Index.

Stock selection in the information technology and industrials sectors, as well as in Korea and Brazil, was positive. Below-index exposure to China, paired with above-index exposure to Mexico, added value.

Shares of TSMC, a Taiwanese semiconductor manufacturer, gained on expectations for a recovery in sales as excess inventories of smartphones and semiconductors have declined. Shares of Korea-based Samsung Electronics and SK Hynix appreciated as part of the broader gains made by chipmakers on expectations of a demand recovery.

Stock selection in the consumer discretionary and energy sectors as well as in India and China was negative. Below-index exposure to Korea detracted from relative performance.

Shares of JD.com faltered on worries about margin pressure stemming from the China-based e-commerce platform operator’s focus on top line growth. Li Ning, the Chinese sportswear and sports equipment company, declined after missing on revenue and revising guidance down. Shares of UK miner Anglo American declined as the price of metals fell.

Lazard Emerging Markets Equity Advantage Portfolio

For the year ended December 31, 2023, the Lazard Emerging Markets Equity Advantage Portfolio’s Institutional Shares posted a total return of 12.64%, while Open Shares posted a total return of 12.36%, as compared with the 9.83% return for the MSCI Emerging Markets Index.

Favorable stock selection and sector positioning benefited performance while operating cash detracted. Section allocation was aided by the overweight to information technology and underweight to materials. An overweight in communication services and an underweight to energy detracted modestly. Stock selection was strongest in information technology and energy and underperformed in financials and materials. Stock selection was favorable in China and Taiwan. Holdings in Korea and Poland detracted.

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Stocks that contributed to the year’s excess return included Hindustan Aeronautics, which continued to diversify their business from defense into commercial aircraft and formed a partnership with Airbus. The company has significant back order of major projects which provides favorable visibility towards earnings increases through 2025. The stock was upgraded by several industry analysts. Kia continued to report strong operational results with revenue and operating profits at record levels. A depressed macroeconomic sentiment weighed on the stock despite offering a 7% dividend yield and a forward-earnings multiple less than 4. The Portfolio management team added to the Portfolio position taking advantage of the rally in the fourth quarter. The Portfolio’s overweight to PetroChina benefitted the Portfolio in the first half of the year as the stock rallied sharply beating elevated expectations despite a decline in oil prices. Lower cost structure and better results from its refining and chemical operations helped to boost the stock. The Portfolio’s position was trimmed on valuation concerns.

Detractors in the Portfolio included Infosys, which lagged in the strong India market. The information technology (IT) services company has faced headwinds from higher labor costs and slowing corporate IT spending. The Portfolio went from an overweight to underweight position in the second half of the year given the poor sentiment and macro environment. Quanta Computer, an underweight in the Portfolio for the year, soared over 220% in the year in the artificial intelligence (AI)-driven speculation. The stock continues to rank poorly on all of our measures.

Lazard Emerging Markets Equity Portfolio

For the year ended December 31, 2023, the Lazard Emerging Markets Equity Portfolio’s Institutional Shares posted a total return of 22.39%, while Open Shares posted a total return of 22.03% and R6 Shares posted a total return of 22.37%, as compared with the 9.83% return for the MSCI Emerging Markets Index.

Security selection in the information technology, consumer discretionary, financials, and industrial sectors contributed to relative performance. An overweight in the energy sector and an

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underweight in the consumer discretionary sector boosted relative performance. From a country perspective, security selection in Taiwan, China, Brazil, and South Africa contributed, as did an overweight to Brazil and Hungary and an underweight to China. A re-rating of technology hardware and infrastructure stocks due to market enthusiasm over the potential for artificial intelligence (AI)-related demand benefited Quanta Computer, a Taiwanese manufacturer of notebook computers and cloud computing/network system solutions. Shares of Petrobras rallied, as concerns regarding the Brazilian energy company’s corporate governance and pricing policies were alleviated. SK Hynix rose on optimism that the South Korea-based chipmaker will benefit from the expected recovery in demand for memory chips. Shares also received a boost from hopes that the proliferation of servers linked to artificial intelligence could expedite the transition to next-generation memory chips, thus helping to clear inventories.

Security selection in the consumer staples and real estate sectors was a detractor to relative performance. An underweight in India also detracted from returns. Weakening macro data and housing sales dynamics in China led to a sell-off in shares of China Vanke, a residential real estate developer. Chinese lender China Merchant Bank saw its stock price fall on concerns about China’s uncertain economic outlook and its debt-laden real estate sector, to which China’s banking system is exposed.

Lazard Equity Franchise Portfolio

For the year ended December 31, 2023, the Lazard Equity Franchise Portfolio’s Institutional Shares posted a total return of 18.70%, while Open Shares posted a total return of 18.42%, as compared with the 23.79% return for the MSCI World® Index.

CVS Health owns a retail pharmacy network, a pharmacy benefit manager (PBM), and a health care benefits provider (providing health insurance and managing health care). In 2023, the PBM business faced several challenges, including the loss of Centene as a customer, competition from a consortium that includes Amazon, and political proposals aimed at regulating and reducing drug costs in the US. Additionally, CVS made two significant

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acquisitions, Signify Health for US$8 billion and Oak Street Health for US$10.6 billion, which were met with skepticism from the market despite their strategic rationale. Pediatrix Medical Group, a specialist physician group, detracted during the year after it reported its third quarter results in early November. The results fell below expectations, and the company also lowered its full-year 2023 EBITDA guidance due to growth in clinician compensation expenses outpacing customer prices. The position in the stock was sold. Tapestry shares fell after the luxury retailer announced the acquisition of Capri Holdings, the parent company of Michael Kors, Versace, and Jimmy Choo brands. The deal came as a surprise, given the retailer’s momentum with its current strategy. The Portfolio management team believed that there could be challenges in terms of debt burden and integration. There are also considerable execution risks to this acquisition, given that consumers in developed markets and China are facing significant pressure. The position in the stock was sold. In the first quarter of 2023, the Portfolio’s the Portfolio’s position in Stericycle was sold following disappointing fourth quarter 2022 results and concerns about poor levels of financial productivity in the aftermath of the company’s acquisition of Shred-It . Additionally, the company’s margins were down, despite the management’s promise to stabilize margins.

Conversely, shares of H&R Block, the world’s largest tax agent, continued its strong performance in 2023. Performance continued in the latter part of the year, with the company reporting better-than-expected full-year results in August 2023. The efforts of the new management team at IT outsourcer Cognizant were rewarded with a significant increase in share price during the year. A re-incentivized sales team with a greater emphasis on variable remuneration resulted in record bookings, with flow-on benefits for employee retention. This was achieved despite macro-headwinds lowering industry discretionary spend. During the period, the shares of Dentsply Sirona, the world’s largest manufacturer of professional dental products and technologies, rose. At its November 2023 investor day, the company outlined a path to achieve US$3 in EPS by 2026, up from an estimated US$1.80-US$1.85 in 2023. Throughout most of 2023, Ferrovial,

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a global toll road and airport operator, delivered strong performance. The company reported better-than-expected full-year 2022 proportional EBITDA, primarily driven by the impressive performance of US Managed Lanes, which exceeded expectations with significant year-over-year EBITDA growth.

Lazard Global Equity Select Portfolio

For the year ended December 31, 2023, the Lazard Global Equity Select Portfolio’s Institutional Shares posted a total return of 17.05%, while Open Shares posted a total return of 16.73%, as compared with the 22.20% return for the MSCI ACWI.

The Portfolio was hurt by an overweight position in consumer staples and underperformance in Estée Lauder and Dollar General. Estée Lauder, a prestige beauty company, fell after its management issued lower-than-expected earnings guidance, citing weaker Chinese travel retail. Travel restrictions in China have proven to be a headwind to Estee’s travel retail segment which comprises duty-free retail locations primarily in airports and downtown stores. Excluding Chinese travel retail, sales growth and share gains in most markets have been encouraging. The Portfolio had owned discount retailer Dollar General since April 2019, as the Portfolio management team believed it was a high-quality business. The company had a strong history of sales growth and an attractive return profile. More recently, the business came under pressure that the Portfolio management team believes will endure, and there is a lack of confidence that the company would be able to sustain its high returns. The company’s same-store sales performance has been weaker than expected, and it has lost market share to reinvigorated peers. As a result, the stock was sold during the second quarter. In addition, the seven largest companies in the MSCI ACWI, the so-called “Magnificent Seven”, accounted for 42% of the index’s return year-to-date and ended the fourth quarter at a combined weight of 16.9%. This is a remarkable considering the index is composed of roughly 2,500 companies. The Portfolio management continues to believe the fundamentals of the Portfolio holdings Microsoft, Alphabet, and Amazon are attractive, but the Portfolio is not exposed to Apple, Tesla, Nvidia, and Meta. Not owning these four stocks, whose performance has primarily been driven by multiple expansion, cost the Portfolio more 360 bps in 2023.

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A lack of exposure to the energy sector contributed to performance, as oil prices continued to fall due to an increase in supply. The Portfolio does not invest in commodity-related businesses due to their low levels of financial productivity and lack of a sustainable competitive advantage. The lack of exposure to the utilities sector also contributed to performance. TopBuild, an insulation and building materials installer for the US construction industry, rose after the company reported better-than-expected earnings despite headwinds from residential real estate demand. The company’s management also raised guidance, taking a cautiously optimistic view on 2024 demand.

Lazard Global Listed Infrastructure Portfolio

For the year ended December 31, 2023, the Lazard Global Listed Infrastructure Portfolio’s Institutional Shares posted a total return of 10.89%, while Open Shares posted a total return of 10.60%, as compared with the 4.32% return for the MSCI World Core Infrastructure® (USD) Index and the 23.79% return for the MSCI World® Index.

Global toll road and airport operator Ferrovial’s success can be attributed to its managed lane toll roads in the US, which exceeded our forecast for the entire year’s EBITDA within the first six months, due to higher tolls and stronger traffic than expected. French concession and construction company Vinci performed strongly as the company’s planned tariff increase in its French motorway business was implemented, and Vinci delivered record levels of cash generation and robust traffic data. The UK diversified utility National Grid performed well, as inflation remained at double digits despite abating energy prices. The UK continues to have the highest inflation among G7 economies, and the company is a direct beneficiary of this, as its regulated asset base is directly indexed to inflation.

Exelon, a US utility, fell after the company filed for a multi-year settlement in Illinois for its Commonwealth Edison (ComEd) utility and as the long-awaited regulatory decision for ComEd did not meet expectations. Satellite operator Eutelsat detracted from performance following the release of disappointing results over the period; total revenues fell 2.4% but were above consensus for the 2023-24 fiscal year first quarter.

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Lazard Global Strategic Equity Portfolio

For the year ended December 31, 2023, the Lazard Global Strategic Equity Portfolio’s Institutional Shares posted a total return of 15.76%, while Open Shares posted a total return of 15.42%, as compared with the 22.20% return for the MSCI ACWI.

Stock selection in the financials, information technology, and communication services sectors detracted from relative performance. Shares of Estée Lauder pulled back sharply after the company reported disappointing sales in its travel retail division. Dollar General underperformed following a disappointing earnings update. The rollback of some fiscal support measures for low-income groups in the US and general pressure on disposable incomes caused a weakness in sales. Management lowered the outlook for margins. The Portfolio had reduced its position ahead of the results announcement and sold the remaining shares as the company adjusts to a tougher trading environment. AIA Group has been under pressure in a weak environment for Chinese stocks. While the reopening of the borders to China drove some optimism early in the year, it became clear that the overall economic recovery was more muted than expected. The Portfolio’s lack of exposure to some of the large US technology companies (e.g., Nvidia, Apple, Amazon, and Meta) was the biggest headwind to relative performance for the year. The large cap effect noted above has been particularly pronounced in the US, where the market cap-weighted S&P500 Index significantly outperformed the equal-weighted index in the first nine months of the year.

Conversely, stock selection in the healthcare and utilities sectors contributed to relative performance. Novo Nordisk shares delivered strong gains on the back of data released from its SELECT trial. The data showed a greater than expected reduction in cardiovascular events in a patient population taking Novo’s GLP-1 drug. The results strengthen the case for prescribing, and reimbursing Novo’s drug portfolio and expand into the treatment of obesity. Microsoft’s shares outperformed after reporting good results in Azure, its cloud business. Growth rates for the industry have been under some pressure from increased customer scrutiny and efforts to optimize cloud budgets. The results alleviated these

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fears, while management also noted continued progress to integrate AI features into the cloud offering. Shares of Applied Materials performed well after Nvidia reported strong demand for the company’s leading-edge chips. The company reported good results over the course of the year, resulting in positive revisions to the outlook.

Lazard International Equity Advantage Portfolio

For the year ended December 31, 2023, the Lazard International Equity Advantage Portfolio’s Institutional Shares posted a total return of 19.82%, while Open Shares posted a total return of 19.52%, as compared with the 15.62% return for the MSCI ACWI ex-US Index.

In a strong year for non-US stocks, stock selection accounted for the excess return, while sector positioning and operating cash detracted. The Portfolio benefitted from an overweight in information technology and an underweight in consumer staples. This was offset by the overweight in consumer discretionary and the underweight in materials. Stock selection was strongest in the consumer staples and health care sectors. Holdings in the information technology and communication services sectors underperformed. Selection in developed markets (Italy and Japan) was effective; selection in emerging markets (China and Turkey) detracted.

Stocks that benefitted the Portfolio included Novo Nordisk, a leading supplier of insulin and weight loss drugs (Wegovy). The company appears to be constrained only by manufacturing capacity, as demand appears robust, and its top-line growth and margins improved consistently throughout the year. Shin-Etsu Chemical supplies specialty industrial chemicals to a wide set of customers ranging from semiconductors to PVC pipes and is the largest supplier of raw silicon wafers. With growth in cash flow and recovery in the chip market, the stock rallied sharply during the year. UniCredit, the Italian bank, was one of the most undervalued stocks in the sector. The bank reported improvements in net interest margin and a lower cost structure, causing the stock to nearly double in price for the year.

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Detractors included Roche, which struggled in a difficult environment for large-cap pharmaceutical companies despite reporting earnings that were above expectations. The lack of a meaningful growth catalyst has weighed on the business segment, and investors have turned elsewhere to find it. Delta Electronics has significant exposure to the data center and electric vehicle markets. A decline in corporate IT spending in 2023 and disappointing electric vehicle sales led to a selloff in the stock.

The Portfolio benefitted primarily from its exposure to value during the year, as the factor was rewarded for most of the year. Sentiment measures also worked well, except in the fourth quarter, due to the change in interest rate outlook. Quality measures did well in emerging markets but lagged in developed markets. Growth measures were flat over the course of the year.

Lazard International Equity Portfolio

For the year ended December 31, 2023, the Lazard International Equity Portfolio’s Institutional Shares posted a total return of 16.43%, while Open Shares posted a total return of 16.11%, and R6 Shares posted a total return of 16.50%, as compared with the 18.24% return for the MSCI EAFE Index.

Stock markets in China and Hong Kong were among the worst performing in the world in 2023 due to growing concerns about China’s mounting economic woes and how Chinese policymakers intend to address them. As a result, the Portfolio’s China-based and Hong Kong-based holdings fell as part of a broader decline in Chinese stocks. Shares of Alibaba came under additional pressure due to news that the e-commerce giant was reassessing its plans to pursue separate listings for several divisions, which called into question its proposed plans to restructure the group. Many investors had hoped a simplification of the businesses would unlock value in the conglomerate structure and drive more accountability for individual divisions to generate higher financial returns. The fall in the stock price of Li-Ning, the Chinese sports apparel and equipment company, was attributed to a slower-than-expected recovery in Chinese consumer spending. Meanwhile, in the developed world, shares of Anglo American receded after the

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UK-based miner announced a major cut in production guidance in December to maintain profitability.

Shares of Disco Corporation traded higher after the Japanese manufacturer that provides dicers for cutting semiconductor chips from wafers, and grinders and polishers that shave silicon wafers to the correct thickness, reported second-quarter results that exceeded consensus estimates and issued better-than-expected guidance for the third quarter, thanks to growing demand for generative artificial intelligence. Several stocks in the industrials sector were among the top contributors. Shares of Ryanair advanced after Europe’s leading discount air carrier, based in Ireland, reported strong third-quarter results and noted solid demand for air travel, with a positive outlook for pricing. Cash flow generation was strong, which underpins further buybacks and dividends. Shares of RELX rose after the UK-based professional publisher that owns quality information assets and focuses on the development of sophisticated information-based analytics and decision analytics tools that are of high value to customers reported an encouraging nine-month trading update, highlighted by better-than-expected revenue growth. The company’s shares received an additional boost from the successful launch of its AI product in the United States.

Lazard International Equity Select Portfolio

For the year ended December 31, 2023, the Lazard International Equity Select Portfolio’s Institutional Shares posted a total return of 12.06%, while Open Shares posted a total return of 11.83%, as compared with the 15.62% return for the MSCI ACWI ex-US.

The largest contributor to underperformance was the collective impact of the Portfolio’s investments in China and Hong Kong. These stocks cost the Portfolio roughly 330 bps for the full year. Thus far, China has proven to be a value trap, as valuations that the Portfolio management team thought were already attractive earlier in the year have fallen further to 20-year low discounts compared to both emerging and developed markets. The underperformance of China over the past few years is, by far, the largest the Portfolio management team has seen in more than 20 years. The Chinese

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economy continues to grow, albeit at lower rates than investors previously thought, and government policy has been incrementally supportive of the property market and consumers. Alibaba is the largest Chinese e-commerce company. Shares fell amidst a weak Chinese equity market, detracting from relative returns. Additionally, news that the company was reassessing its plans to pursue separate listings for several divisions cast a shadow over the proposed plans to restructure the group. Many investors had hoped a simplification of the businesses would unlock value in the conglomerate structure and drive more accountability for individual divisions to generate higher financial returns.

Many semiconductor names performed well during the year. Shares of Disco Corporation, the Japanese manufacturer of dicers for cutting semiconductor chips from wafers, and grinders and polishers that shave silicon wafers to the correct thickness, rose after the company reported second-quarter results. Third quarter guidance was better than expected, citing higher generative AI demand. In the industrials sector, shares of Ireland-based discount air carrier Ryanair performed well. Shares rose after the company reported strong results in November. The company noted continued strong demand for air travel, with a positive outlook for pricing. Cash flow generation was strong, which underpins further buybacks and dividends. Also in the sector, shares of RELX contributed positively to relative returns. RELX, based out of the UK, is a professional publisher that owns quality information assets and focuses on the development of sophisticated information-based analytics and decision analytics tools that are of high value to customers. Shares rose after the company reported its nine-month trading update; underlying revenue growth came in slightly ahead of consensus estimates at 8%. Following this update, later in October, RELX officially launched its AI product in the United States. The release cited unprecedented pre-sales. The Portfolio management team has already seen growth accelerate in the legal segment, driven by the shift towards analytics.

Lazard International Quality Growth Portfolio

For the year ended December 31, 2023, the Lazard International Quality Growth Portfolio’s Institutional Shares posted a total return

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of 17.83%, while Open Shares posted a total return of 17.57%, as compared with the 15.62% return for the MSCI ACW ex-US Index.

Shares of Japanese animation company, Toei Animation, rose after the company reported results in late October. The management upgraded revenue and net income guidance by 14% and 12.5%, respectively, with the lower profit accounting for an accelerated advertising spend. Elsewhere, shares of UK-based professional publisher RELX rose after the company reported its nine-month trading update; underlying revenue growth came in slightly ahead of consensus estimates at 8%. Following the update, later in October, RELX officially launched its AI product in the United States. The release cited unprecedented pre-sales. Shares of Partners Group, a leading private equity firm headquartered in Switzerland, also rose in the fourth quarter after it reported consensus-beating first-half results in September, which included better AUM growth.

In contrast, shares of global insurance broker and consultant Aon underperformed after announcing plans in December to acquire NFP, a US-centric risk and benefits broker, for $14.3 billion. As a broker and an asset-light company in a fairly consolidated industry, Aon generates strong returns on capital, which the Portfolio management team believes will be sustained due to strong pricing power (particularly in its insurance brokerage business) and cash flow generation and may benefit from margin expansion opportunities in the longer term as it digests this acquisition. Elsewhere, shares of Danish biotech company Genmab underperformed after Johnson & Johnson, its main commercial partner, reported sales of Darzalex, its biggest drug, were slightly below consensus expectations. Shares of UK-based consumer goods company Unilever also declined after reporting a mixed quarter. Stronger-than-expected performance due to volume growth in its home and personal care business was offset by a weaker ice cream business, which was impacted by SKU reductions and unfavorable weather.

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Lazard International Small Cap Equity Portfolio

For the year ended December 31, 2023, the Lazard International Small Cap Equity Portfolio’s Institutional Shares posted a total return of 11.55%, while Open Shares posted a total return of 11.24%, as compared with the 13.16% return for the MSCI EAFE Small Cap® Index.

In the financials sector, shares of CAB Payments, a UK-listed B2B payments and foreign exchange services provider, detracted from relative performance, as the stock underperformed after the company issued a profit warning in October. Management noted ongoing challenges because of unexpected regulatory changes in two key foreign exchange corridors (Central African Franc and West African Franc). The Portfolio sold the position in the fourth quarter. In the pharmaceuticals sector, shares of Shin Nippon Biomedical, a Japan-listed contract research organization, also detracted, underperforming amid uncertainty stemming from its acquisition of Satsuma and the pending FDA approval of that company’s nasal migraine treatment.

In the consumer discretionary sector, shares of Jumbo, a Greece-listed retailer of baby, seasonal, decorative, and other items, contributed to relative performance, rising amid broad strength in sales growth, profitability, and capital returns to shareholders (e.g., special dividends) during the period. In the information technology sector, shares of ASM International, a Dutch-listed maker of semiconductor manufacturing equipment, also contributed, as the stock rose in response to heightened investor expectations for demand amid the proliferation of artificial intelligence.

Lazard International Strategic Equity Portfolio

For the year ended December 31, 2023, the Lazard International Strategic Equity Portfolio’s Institutional Shares posted a total return of 17.06%, while Open Shares posted a total return of 16.66%, and R6 Shares posted a total return of 17.04%, as compared with the 18.24% return for the MSCI EAFE Index.

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Stock selection in the financials, consumer discretionary, and real estate sectors detracted from relative performance. Aon shares came under pressure towards the end of the year. Company management announced a deal to acquire NFP, which would bolster the company’s presence in the middle market. The size of the transaction ($13.4bn) and expected timeline to get approval weighed on investor sentiment. In the health care sector, shares of pharmaceutical company Merck KGaA came under pressure over the course of 2023, as biopharma customers continued to destock inventories. Declining demand from COVID-related activities, and improved lead-times in supply chains, prompted efforts to reduce inventory levels across the industry. Meanwhile, a muted funding environment, and more focus on cost among large pharmaceutical companies, weighed on growth in the sector. Shares of another pharmaceuticals company, Genmab also retrenched over the course of 2023 on reports that sales of one of their key drug, Darzalex, was slightly weaker than expected. This added to the uncertainty heading into a key pipeline update, which would effectively extend this important drug franchise.

Stock selection in the information technology, consumer staples and health care sectors contributed to relative performance. Shares of Advantest, the Japanese semiconductor testing company, reacted very favorably to a report from Nvidia highlighting strong demand for leading edge chips among their hyperscale customers. Advantest is the leading provider of test equipment to high performance computing companies, like Nvidia, and Advantest has started to articulate the favorable impact on their financials as this part of the business continues to grow. Ryanair reported strong results over the course of the year. The Ireland-based discount air carrier noted continued strong demand for air travel with a positive outlook for pricing. Cash flow generation was very strong, which underpins potential further buybacks and dividends to shareholders. RELX reported results over the course of the year showing continued good momentum in the business – particularly the exhibitions business, which is now running ahead of pre-COVID levels. Management also noted good progress with customers trialing the recently launched AI product in their legal practice.

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Lazard Managed Equity Volatility Portfolio

For the year ended December 31, 2023, the Lazard Managed Equity Volatility Portfolio’s Institutional Shares posted a total return of 7.65%, while Open Shares posted a total return of 7.39%, as compared with the 23.79% return for the MSCI World® Index.

Stock selection was led by utilities and energy, while the underweight to energy and financials contributed most to performance. Regionally, stock selection was strongest in Denmark and Singapore, and weakest in the US and Canada. Stocks that provided the largest contribution to excess returns included: Eli Lilly, as the stock rallied over the period. The company’s innovative culture and strong financial commitment to developing cutting-edge drugs distinguish it from competitors and drive its long-term growth. The growth potential has increased as the company launches multiple new blockbuster products, and the impact of patent losses diminishes. Novo Nordisk maintained its robust performance, raising its full-year 2023 guidance due to heightened demand for weight-loss drugs Wegovy and Ozempic (off-label). The company’s innovation in the cardiometabolic field and strategic capital allocation contributed significantly to its success. Osaka Gas had a sharp rebound in October following the company’s earnings call. Additionally, the company announced plans to initiate a buyback of up to 15 million shares, amounting to a maximum of JPY20bn.

In contrast, Bristol-Myers Squibb Company’s stock has been adversely affected by Bayer’s decision to halt the Phase 3 trial for its Factor XI (FXI) drug, as BMS’s competing medication, Milvexian, is also undergoing Phase 3 trials. Consequently, the company faces a reduced probability of achieving its projected peak unadjusted sales figures. Hershey’s stock price has dropped approximately 17% since January and about 30% from its peak in early May. The market remains unfavorable even with decent third-quarter results. This decline can be attributed to various concerns, such as potential volume reduction due to the increased use of weight-loss drugs and the possibility of budget-conscious consumers opting for more essential, daily items instead of confectionery products. General Mills’ shares declined significantly over the period. The pet

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segment struggled in recent quarters, with flat sales making it the only segment that did not grow. Widespread organic sales and volume declines across segments, coupled with a significantly reduced sales outlook for the full year 2024, overshadowed any positive sentiment stemming from improved margins and EPS performance.

Lazard US Equity Concentrated Portfolio

For the year ended December 31, 2023, the Lazard US Equity Concentrated Portfolio’s Institutional Shares posted a total return of 16.30%, while Open Shares posted a total return of 16.02% and R6 Shares posted a total return of 16.73%, as compared with the 26.29% return for the S&P 500 Index.

Detractors from relative performance included dental equipment maker Envista. Shares fell after management significantly reduced expectations for 2023 and 2024. Given the widened range of uncertainty for the company, the Portfolio management team sold the position. Shares of cell tower operator Crown Castle fell along with its peers amid a selloff in high-yielding bond proxies and concerns around the durability of the 5G investment cycle. Shares of specialty auto parts retailer LKQ declined after the company announced plans to acquire paint maker Uni-Select in February 2023, as LKQ would assume additional leverage in order to complete the deal. Shares also declined late in the year after the company reported disappointing fourth-quarter results and lowered guidance due to transitory issues in its European business.

Contributors to relative performance included Google parent, Alphabet, as the company’s management announced workforce restructuring and other efficiency initiatives early in the year, which investors viewed as a sign of cost discipline in a volatile macroeconomic environment. The market was also optimistic after the company showcased its artificial intelligence capabilities across its product suite at its annual developer conference. Data solutions provider Verisk reported generally solid earnings, driven by strong organic revenue growth.

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Lazard US Equity Focus Portfolio

For the year ended December 31, 2023, the Lazard US Equity Focus Portfolio’s Institutional Shares posted a total return of 19.77%, while Open Shares posted a total return of 19.53% and R6 Shares posted a total return of 19.77%, as compared with the 26.29% return for the S&P 500 Index.

Stock selection and an underweight in the energy sector contributed to performance. Shares of exploration and production company ConocoPhillips outperformed peers as the company reported generally solid quarterly results, driven by strong free cash flow generation. Lack of exposure to the utilities sector also contributed, as the sector was the worst performer in the index during the period.

Stock selection and an underweight position in information technology detracted. A lack of exposure to large, high-growth names that rallied in response to investor exuberance around artificial intelligence detracted from returns. Stock selection in the industrials sector also detracted. Railroad operator Norfolk Southern announced in February that one of its trains carrying hazardous materials had derailed in Ohio, leading to a controlled burn of vinyl chloride. Both the derailment and the controlled burn affected the surrounding community and the stock price. Stock selection in the consumer staples sector also detracted. Shares of prestige beauty company Estée Lauder fell after the company reported several quarters of disappointing results and management lowered earnings guidance, citing weaker Chinese travel retail.

Lazard US Small Cap Equity Select Portfolio

For the year ended December 31, 2023, the Lazard US Small Cap Equity Select Portfolio’s Institutional Shares posted a total return of 10.07%, while Open Shares posted a total return of 9.83%, and R6 Shares posted a total return of 9.95%, as compared with the 16.93% return for the Russell 2000® Index and the 17.74% return for the Russell 2000/2500 Linked Index.

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Stock selection in the health care sector detracted from relative performance. Shares of dental equipment and supplies manufacturer Envista fell after management’s updated view translated to a significant reduction in 2023 and 2024 expectations. Stock selection in the industrials sector also detracted. Shares of Leidos underperformed after the government services contractor reported weak quarterly results in May. Shares were also weighed down by the US debt ceiling crisis and the company’s CEO transition. In the materials sector, shares of Ingevity, a manufacturer of specialty chemical products principally sourced from renewable materials, fell. Higher input costs in the Performance Chemicals segment pressured margins throughout the year.

Stock selection in the consumer staples sector contributed to relative performance. Shares of baked goods manufacturer Hostess rose amid reports of takeover interest from multiple parties. In September, J.M. Smucker officially announced plans to acquire the company at what the Portfolio management team believed to be an attractive price of $5.6 billion, and subsequently exited our position. The Portfolio owned Hostess securities since April 2021, based on the thesis that it was a market share gainer and had strong pricing power in an attractive category. Smucker won a competitive bidding process, which included many of the larger snacking and packaged food peers. Stock selection in the communication services sector also contributed. Take-Two Interactive Software reported solid earnings and confirmed the December release of a trailer for GTA 6, one of the most highly anticipated video games in history. Investors viewed the confirmation favorably, as it is likely to be one of the largest entertainment releases of all time.

Lazard US Sustainable Equity Portfolio

For the year ended December 31, 2023, the Lazard US Sustainable Equity Portfolio’s Institutional Shares posted a total return of 15.88%, while Open Shares posted a total return of 15.58%, as compared with the 26.29% return for the S&P 500 Index for the period.

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Lack of exposure to energy and utilities helped performance, as the sectors were among the worst performers in the index during the period. Stock selection in the materials sector also contributed. Cleaning and sanitation services provider Ecolab reported strong quarterly results, with strong revenue driven by pricing. The position was sold in the second quarter, as the stock approached the target valuation.

Stock selection in the information technology sector detracted. Solar power solution provider SolarEdge was impacted by weaker-than-expected demand due to higher interest rates and the expiration of net-metering subsidies, coupled with an oversupply in the channel for solar equipment. The company is facing previously underappreciated competitive risks, including increased market entrants and the adoption of Chinese products that were traditionally shunned in the market. As a result, the Portfolio sold the position in the fourth quarter. Stock selection and an underweight position in consumer discretionary detracted from relative performance. Shares of Nike underperformed after the sports apparel company reported mixed quarterly results during the year and issued a negative full-year sales guidance revision.

Lazard US Systematic Small Cap Equity Portfolio

For the year ended December 31, 2023, the Lazard US Systematic Small Cap Equity Portfolio’s Institutional Shares posted a total return of 19.80%, while Open Shares posted a total return of 19.58%, as compared with the 16.93% return for the Russell 2000 Index for the period.

Both an overweight to, and stock selection in, the information technology and industrials sectors were significant contributors to relative performance. The rise in the stock price of technology hardware company Super Micro Computer Inc. was attributed to the significant growth in demand for computational hardware, driven by a surge in the use of AI technologies. Super Micro is a key player with industry partnerships that have led to significant growth in revenue and profitability. Builders FirstSource is a supplier of building materials and services that saw its shares trade higher throughout the year despite the slowdown in the

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residential housing market. The company’s leading digital solutions, long-term industry tailwinds and strong balance sheet were bolstered by news that the decline in housing was less than what investors had feared. CIRCOR International, a provider of mission-critical flow control products and services for the industrial, aerospace, and defense markets, was acquired by a leading global investment firm, in an all-cash transaction.

Negative stock selection from the healthcare, energy, and consumer staples sectors detracted from relative performance. Catalyst Pharmaceuticals, a pharmaceutical drug development company, saw its stock price fall after a competitor announced a generic version of the company’s flagship product. San Juan Basin Royalty Trust, an oil and gas trust company, was negatively impacted by a decrease in natural gas prices. Grindrod Shipping Holdings, a maritime transport company, saw its stock price fall due to weakening market conditions in the dry bulk business, resulting in lower revenue, losses, and deteriorating financial conditions.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares, Open Shares and R6 Shares, and the indices shown below.

Lazard Developing Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Developing Markets Equity Portfolio and the MSCI Emerging Markets® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year
Institutional	9.64%	3.12%	1.62%
Open	9.34%	2.84%	1.29%
MSCI Emerging Markets Index	9.83%	3.69%	2.66%

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Lazard Emerging Markets Core Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Core Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception	†
Institutional	12.29%	1.25%	1.14%	0.95%
Open	12.05%	0.94%	0.80%	0.61%
R6	12.32%	1.28%	N/A	-2.22%
MSCI Emerging Markets Index	9.83%	3.69%	2.66%	2.32% (Institutional and Open Shares) 0.29% (R6 Shares)

†	The inception date for the Institutional and Open Shares was October 31, 2013 and for the R6 Shares was April 6, 2018.

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Lazard Emerging Markets Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Advantage Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Since
	Year	Year	Inception	†
Institutional	12.64%	4.90%	3.70%
Open	12.36%	4.59%	3.40%
R6	N/A	N/A	7.98%
MSCI Emerging Markets Index	9.83%	3.69%	2.71% (Institutional Shares and Open Shares) 6.87% (R6 Shares)

†	The inception date for the Institutional and Open Shares was May 29, 2015 and for the R6 Shares was February 22, 2023.

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Lazard Emerging Markets Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Emerging Markets Equity Portfolio and the MSCI Emerging Markets Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception	†
Institutional	22.39%	5.32%	2.28%	6.05%
Open	22.03%	5.04%	2.02%	5.72%
R6	22.37%	5.33%	N/A	2.99%
MSCI Emerging Markets Index	9.83%	3.69%	2.66%	4.89% (Institutional Shares) 5.28% (Open Shares) 3.21% (R6 Shares)

†	The inception date for the Institutional Shares was July 15, 1994, for the Open Shares was January 8, 1997 and for the R6 Shares was January 19, 2015.

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Lazard Equity Franchise Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Equity Franchise Portfolio and the MSCI World® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Since
	Year	Year	Inception	†
Institutional	18.70%	11.20%	8.67%
Open	18.42%	10.91%	8.38%
MSCI World Index	23.79%	12.80%	9.46%

†	The inception date for the Portfolio was September 29, 2017.

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Lazard Global Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Equity Select Portfolio and the MSCI ACWI®

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten
	Year	Year	Year
Institutional	17.05%	10.98%	7.96%
Open	16.73%	10.67%	7.66%
MSCI ACWI	22.20%	11.72%	7.93%

Lazard Global Listed Infrastructure Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Listed Infrastructure Portfolio, the MSCI World Core Infrastructure (USD) Index and the MSCI World Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten
	Year	Year	Year
Institutional	10.89%	8.91%	9.64%
Open	10.60%	8.64%	9.36%
MSCI World Core Infrastructure (USD) Index	4.32%	8.16%	8.27%
MSCI World Index	23.79%	12.80%	8.60%

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Lazard Global Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Strategic Equity Portfolio and the MSCI ACWI

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Since
	Year	Year	Inception	†
Institutional	15.76%	11.31%	7.01%
Open	15.42%	11.02%	6.70%
MSCI ACWI	22.20%	11.72%	7.71%

†	The inception date for the Portfolio was August 29, 2014.

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Lazard International Equity Advantage Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Advantage Portfolio, the MSCI ACWI ex-USA Index, the MSCI EAFE/ACWI ex-US Linked Index and the MSCI EAFE® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Since
	Year	Year	Inception	†
Institutional	19.82%	7.89%	4.10%
Open	19.52%	7.61%	3.81%
MSCI ACWI ex-USA Index	15.62%	7.08%	4.13%
MSCI EAFE/ACWI ex-US Linked Index	18.60%	8.23%	4.65%
MSCI EAFE Index	18.24%	8.16%	4.61%

†	The inception date for the Portfolio was May 29, 2015.

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Lazard International Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Portfolio and the MSCI EAFE Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception	†
Institutional	16.43%	6.74%	3.20%	5.62%
Open	16.11%	6.46%	2.92%	4.57%
R6	16.50%	6.76%	N/A	3.51%
MSCI EAFE Index	18.24%	8.16%	4.28%	5.35% (Institutional Shares) 5.01% (Open Shares) 4.92% (R6 Shares)

†	The inception date for the Institutional Shares was October 29, 1991, for the Open Shares was January 23, 1997 and for the R6 Shares was April 1, 2015.

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Lazard International Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Equity Select Portfolio, the MSCI ACWI ex-USA Index and the MSCI EAFE/ACWI ex-US Linked Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten
	Year	Year	Year
Institutional	12.06%	4.96%	2.46%
Open	11.83%	4.69%	2.15%
MSCI ACWI ex-USA Index	15.62%	7.08%	3.83%
MSCI EAFE/ACWI ex-US Linked Index	15.62%	7.08%	3.83%

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Lazard International Quality Growth Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Quality Growth Portfolio, the MSCI ACWI ex-USA Index and the MSCI ACWI ex-USA Growth Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Since
	Year	Year	Inception	†
Institutional	17.83%	10.79%	10.79%
Open	17.57%	10.50%	10.50%
R6	N/A	N/A	11.90%
MSCI ACWI ex-USA Index	15.62%	7.08%	7.08% (Institutional and Open Shares) 9.75% (R6 Shares)
MSCI ACWI ex-USA Growth Index	14.03%	7.49%	7.49% (Institutional and Open Shares) 8.53% (R6 Shares)

†	The inception date for the Institutional and Open Shares was December 31, 2018 and for the R6 Shares was February 22, 2023.

Annual Report  41

Lazard International Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Small Cap Equity Portfolio and the MSCI EAFE Small Cap® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten
	Year	Year	Year
Institutional	11.55%	5.61%	3.20%
Open	11.24%	5.36%	2.95%
MSCI EAFE Small Cap Index	13.16%	6.58%	4.80%

Lazard International Strategic Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard International Strategic Equity Portfolio and the MSCI EAFE Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception	†
Institutional	17.06%	6.75%	3.85%	5.78%
Open	16.66%	6.46%	3.58%	4.74%
R6	17.04%	6.75%	N/A	4.48%
MSCI EAFE Index	18.24%	8.16%	4.28%	4.76% (Institutional Shares) 4.08% (Open Shares) 5.60% (R6 Shares)

†	The inception date for the Institutional Shares was October 31, 2005, for the Open Shares was February 3, 2006 and for the R6 Shares was January 19, 2015.

42  Annual Report

Lazard Managed Equity Volatility Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Managed Equity Volatility Portfolio and the MSCI World Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Since
	Year	Year	Inception	†
Institutional	7.65%	6.63%	5.64%
Open	7.39%	6.37%	5.34%
MSCI World Index	23.79%	12.80%	8.85%

†	The inception date for the Portfolio was May 29, 2015.

Annual Report  43

Lazard US Equity Concentrated Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Concentrated Portfolio, the S&P 500 Index and the Russell 1000 Value/S&P 500 Linked Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception	†
Institutional	16.30%	11.01%	9.59%	8.25%
Open	16.02%	10.72%	9.27%	7.94%
R6	16.73%	11.09%	N/A	8.92%
S&P 500 Index	26.29%	15.69%	12.03%	9.88% (Institutional and Open Shares) 13.62% (R6 Shares)
Russell 1000 Value/S&P 500 Linked Index	26.29%	15.69%	12.03%	9.32% (Institutional and Open Shares) 13.62% (R6 Shares)

†	The inception date for the Institutional and Open Shares was September 30, 2005 and for the R6 Shares was November 15, 2016.

44  Annual Report

Lazard US Equity Focus Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Equity Focus Portfolio and the S&P 500 Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception	†
Institutional	19.77%	14.37%	10.41%	8.44%
Open	19.53%	14.07%	10.10%	8.13%
R6	19.77%	14.36%	N/A	10.50%
S&P 500 Index	26.29%	15.69%	12.03%	9.62% (Institutional and Open Shares) 12.21% (R6 Shares)

†	The inception date for the Institutional and Open Shares was December 30, 2004 and for the R6 Shares was May 19, 2014.

Annual Report  45

Lazard US Small Cap Equity Select Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Small Cap Equity Select Portfolio, the Russell 2000 Index, the Russell 2500 Index and the Russell 2000/2500 Linked Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Five	Ten	Since
	Year	Year	Year	Inception	†
Institutional	10.07%	9.13%	6.86%	9.95%
Open	9.83%	8.81%	6.54%	7.71%
R6	9.95%	N/A	N/A	4.57%
Russell 2000 Index	16.93%	9.97%	7.16%	9.24% (Institutional Shares) 7.95% (Open Shares) 6.50% (R6 Shares)
Russell 2500 Index	17.42%	11.67%	8.36%	10.49% (Institutional Shares) 9.25% (Open Shares) 8.04% (R6 Shares)
Russell 2000/2500 Linked Index	17.74%	11.73%	8.39%	9.79% (Institutional Shares) 8.60% (Open Shares) 8.11% (R6 Shares)

†	The inception date for the Institutional Shares was October 30, 1991, for the Open Shares was January 30, 1997 and for the R6 Shares was January 8, 2020.

46  Annual Report

Lazard US Sustainable Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Sustainable Equity Portfolio and the S&P 500 Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Since
	Year	Inception	†
Institutional	15.88%	12.32%
Open	15.58%	12.02%
S&P 500 Index	26.29%	14.90%

†	The inception date for the Institutional Shares and Open Shares was June 30, 2020.

Annual Report  47

Lazard US Systematic Small Cap Equity Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Systematic Small Cap Equity Portfolio and the Russell 2000 Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One	Since
	Year	Inception	†
Institutional	19.80%	1.40%
Open	19.58%	1.20%
R6	N/A	11.48%
Russell 2000 Index	16.93%	-4.19% (Institutional and Open Shares) 8.55% (R6 Shares)

†	The inception date for the Institutional Shares and Open Shares was October 29, 2021 and for the R6 Shares was February 22, 2023.

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions Inc., the Fund’s transfer agent and dividend disbursement agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to the receipt of settlement proceeds by the Lazard International Equity, Lazard International Small Cap Equity and Lazard Developing Markets Equity Portfolios from a class action lawsuit. For the Lazard Developing Markets Equity Portfolio, these proceeds impacted the total return of Open Shares but did not impact that of Institutional Shares; amounts may differ from amounts reported in the financial highlights.

48  Annual Report

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

The performance of Institutional Shares, Open Shares and R6 Shares of a Portfolio, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The MSCI ACWI is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 47 country indices comprising 23 developed and 24 emerging markets country indices.

The MSCI ACWI ex-USA Index is a free-float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the United States. The MSCI ACWI ex-USA Index consists of 46 country indices comprising 22 developed and 24 emerging markets country indices.

The MSCI ACWI ex-USA Growth Index reflects the performance of large and mid-cap securities exhibiting overall growth style characteristics across 22 developed markets countries and 24 emerging markets countries. The growth characteristics are evaluated in connection with earnings per share and sales growth rates and trends.

The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure developed markets equity performance, excluding the United States and Canada. The MSCI EAFE Index consists of 21 developed markets country indices.

The MSCI EAFE Small Cap Index targets all companies with market capitalizations below that of the companies in the MSCI EAFE Index and up to 99% coverage of the free-float-adjusted market capitalization in each market (subject to minimum investability criteria and a universal minimum size range). The MSCI EAFE Small Cap Index consists of 21 developed markets country indices.

The MSCI EAFE/ACWI ex-US Linked Index is an unmanaged index created by the Investment Manager which links the performance of the MSCI EAFE Index for all periods through June 30, 2010 (when the Lazard International Equity Select Portfolio’s benchmark index changed) and the MSCI ACWI ex-USA Index for all periods thereafter.

The MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI Emerging Markets Index consists of 24 emerging markets country indices.

The MSCI World Core Infrastructure (USD) Index (the “Infrastructure Index”) captures large and mid-cap securities across the 23 developed market countries. The

Annual Report  49

Infrastructure Index is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. However, note that the Lazard Global Listed Infrastructure Portfolio invests in a range of companies globally, and is not limited to investing in developed markets countries.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The Russell 1000 Value/S&P 500 Linked Index is an unmanaged index created by the Investment Manager which links the performance of the Russell 1000® Value Index for all periods through May 30, 2012 (when the Lazard US Equity Concentrated Portfolio’s investment strategy changed) and the S&P 500 Index for all periods thereafter.

The Russell 2000 Index measures the performance of the small-cap segment of the US equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000/2500 Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Russell 2500 Index through August 31, 2023 to the Russell 2000 Index beginning on September 1, 2023 (when the Portfolio’s investment focus was changed from small-mid cap companies to small cap companies).

The Russell 2500 Index measures the performance of the small-to mid-cap segment of the US equity universe, commonly referred to as “smid” cap. The Russell 2500 Index is a subset of the Russell 3000 Index. The Russell 3000 Index measures the performance of the largest 3000 US companies, representing approximately 98% of the investable US equity market. The Russell 2500 Index includes approximately 2500 of the smallest securities based on a combination of their market cap and current index membership.

The S&P 500 Index is a market capitalization-weighted index of 500 companies in leading industries of the US economy.

50  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2023 through December 31, 2023 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  51

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

Developing Markets Equity
Institutional Shares
Actual	$1,000.00	$1,027.70	$5.67	1.11%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.61	$5.65	1.11%
Open Shares
Actual	$1,000.00	$1,026.10	$6.95	1.36%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.35	$6.92	1.36%

Emerging Markets Core Equity
Institutional Shares
Actual	$1,000.00	$1,027.80	$5.52	1.08%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.76	$5.50	1.08%
Open Shares
Actual	$1,000.00	$1,026.50	$6.84	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.82	1.34%
R6 Shares
Actual	$1,000.00	$1,028.20	$5.21	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%

Emerging Markets Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,043.70	$4.64	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,042.10	$5.92	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
R6 Shares†
Actual	$1,000.00	$1,044.20	$4.38	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

52  Annual Report

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

Emerging Markets Equity
Institutional Shares
Actual	$1,000.00	$1,080.70	$5.72	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
Open Shares
Actual	$1,000.00	$1,078.50	$7.02	1.34%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.45	$6.82	1.34%
R6 Shares
Actual	$1,000.00	$1,080.70	$5.72	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%

Equity Franchise
Institutional Shares
Actual	$1,000.00	$1,045.10	$5.10	0.99%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.21	$5.04	0.99%
Open Shares
Actual	$1,000.00	$1,043.50	$6.18	1.20%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.16	$6.11	1.20%

Global Equity Select
Institutional Shares
Actual	$1,000.00	$1,052.10	$4.55	0.88%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.77	$4.48	0.88%
Open Shares
Actual	$1,000.00	$1,051.10	$5.95	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

Annual Report  53

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

Global Listed Infrastructure
Institutional Shares
Actual	$1,000.00	$1,040.40	$4.99	0.97%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.32	$4.94	0.97%
Open Shares
Actual	$1,000.00	$1,039.00	$6.27	1.22%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.06	$6.21	1.22%

Global Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,064.50	$4.68	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,063.40	$5.98	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

International Equity Advantage
Institutional Shares
Actual	$1,000.00	$1,069.90	$4.23	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%
Open Shares
Actual	$1,000.00	$1,068.20	$5.47	1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$5.35	1.05%

54  Annual Report

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

International Equity
Institutional Shares
Actual	$1,000.00	$1,028.70	$4.24	0.83%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.02	$4.23	0.83%
Open Shares
Actual	$1,000.00	$1,027.00	$5.57	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
R6 Shares
Actual	$1,000.00	$1,029.10	$4.09	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%

International Equity Select
Institutional Shares
Actual	$1,000.00	$1,016.90	$4.58	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,016.20	$5.84	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%

International Quality Growth
Institutional Shares
Actual	$1,000.00	$1,046.70	$4.39	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%
Open Shares
Actual	$1,000.00	$1,045.80	$5.67	1.10%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.66	$5.60	1.10%
R6 Shares†
Actual	$1,000.00	$1,047.20	$4.18	0.81%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.12	$4.13	0.81%

Annual Report  55

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

International Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,050.00	$5.32	1.03%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.01	$5.24	1.03%
Open Shares
Actual	$1,000.00	$1,048.50	$6.61	1.28%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.75	$6.51	1.28%

International Strategic Equity
Institutional Shares
Actual	$1,000.00	$1,045.20	$4.23	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18	0.82%
Open Shares
Actual	$1,000.00	$1,043.40	$5.51	1.07%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.81	$5.45	1.07%
R6 Shares
Actual	$1,000.00	$1,045.10	$4.23	0.82%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.07	$4.18	0.82%

Managed Equity Volatility
Institutional Shares
Actual	$1,000.00	$1,036.50	$3.95	0.77%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.32	$3.92	0.77%
Open Shares
Actual	$1,000.00	$1,034.80	$5.23	1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$5.19	1.02%

56  Annual Report

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

US Equity Concentrated
Institutional Shares
Actual	$1,000.00	$1,018.60	$4.27	0.84%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.97	$4.28	0.84%
Open Shares
Actual	$1,000.00	$1,018.00	$5.54	1.09%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.71	$5.55	1.09%
R6 Shares
Actual	$1,000.00	$1,019.20	$4.38	0.86%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.87	$4.38	0.86%

US Equity Focus
Institutional Shares
Actual	$1,000.00	$1,074.50	$3.66	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%
Open Shares
Actual	$1,000.00	$1,073.60	$4.97	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%
R6 Shares
Actual	$1,000.00	$1,074.50	$3.66	0.70%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.68	$3.57	0.70%

US Small Cap Equity Select
Institutional Shares
Actual	$1,000.00	$1,063.20	$5.20	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%
Open Shares
Actual	$1,000.00	$1,062.50	$6.50	1.25%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.90	$6.36	1.25%
R6 Shares
Actual	$1,000.00	$1,063.10	$4.94	0.95%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.42	$4.84	0.95%

Annual Report  57

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

US Sustainable Equity
Institutional Shares
Actual	$1,000.00	$1,072.10	$3.92	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,071.00	$5.22	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US Systematic Small Cap Equity
Institutional Shares
Actual	$1,000.00	$1,072.20	$4.70	0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$4.58	0.90%
Open Shares
Actual	$1,000.00	$1,071.50	$6.00	1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$5.85	1.15%
R6 Shares†
Actual	$1,000.00	$1,072.70	$4.44	0.85%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.92	$4.33	0.85%

*	Expenses are equal to the annualized expense ratio, net of expenses, waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).
†	The inception date for the R6 Shares was February 22, 2023.

58  Annual Report

The Lazard Funds, Inc.

Portfolio Holdings Presented by Sector December 31, 2023 (unaudited)

Asset Class/Sector*	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Equity
Communication Services	5.1%	6.7%	9.6%	6.8%
Consumer Discretionary	14.1	14.7	12.6	9.5
Consumer Staples	3.1	7.4	4.9	6.4
Energy	4.6	7.9	4.8	8.3
Financials	25.9	24.7	21.5	25.9
Health Care	2.6	3.0	5.2	3.6
Industrials	13.6	8.8	7.2	6.5
Information Technology	27.6	20.0	23.7	20.7
Materials	1.6	4.8	5.6	6.5
Real Estate	—	0.2	1.3	0.5
Utilities	—	0.7	2.1	1.6
Short-Term Investments	1.8	1.1	1.5	3.7
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio

Equity
Communication Services	10.1%	7.4%	2.3%	8.0%
Consumer Discretionary	16.7	13.5	—	4.1
Consumer Staples	8.7	10.5	—	4.6
Financials	11.7	17.3	—	19.6
Health Care	19.1	11.5	—	18.5
Industrials	11.9	17.8	41.4	14.8
Information Technology	6.1	19.7	—	26.7
Materials	1.5	0.9	—	1.5
Utilities	12.7	—	53.1	1.2
Short-Term Investments	1.5	1.4	3.2	1.0
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  59

Asset Class/Sector*	Lazard International Equity Advantage Portfolio	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio

Equity
Communication Services	4.4%	4.0%	4.3%	7.6%
Consumer Discretionary	14.7	12.8	9.4	11.5
Consumer Staples	5.8	11.1	6.3	9.6
Energy	2.9	3.4	4.6	—
Financials	19.0	13.8	18.9	18.2
Health Care	12.5	9.0	10.4	6.6
Industrials	13.0	22.5	20.6	20.5
Information Technology	17.4	10.4	13.2	23.4
Materials	4.9	5.7	6.3	—
Real Estate	2.5	1.5	0.5	—
Utilities	2.9	4.9	3.8	—
Short-Term Investments	—	0.9	1.7	2.6
Total Investments	100.0%	100.0%	100.0%	100.0%

Asset Class/Sector*	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio

Equity
Communication Services	2.1%	3.9%	9.1%	12.7%
Consumer Discretionary	10.6	6.9	3.5	8.1
Consumer Staples	7.7	9.6	19.2	1.6
Energy	2.8	1.8	1.1	—
Financials	11.4	18.5	15.7	18.0
Health Care	6.8	14.6	18.6	11.7
Industrials	28.0	23.4	8.6	13.1
Information Technology	10.6	14.9	7.9	16.2
Materials	5.6	1.2	1.4	4.0
Real Estate	10.2	0.4	3.9	10.2
Utilities	3.5	3.3	10.4	—
Short-Term Investments	0.7	1.5	0.6	4.4
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

60  Annual Report

Asset Class/Sector*	Lazard US Equity Focus Portfolio	Lazard US Small Cap Equity Select Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

Equity
Communication Services	7.6%	5.3%	—%	4.2%
Consumer Discretionary	10.3	12.1	4.9	18.2
Consumer Staples	4.1	2.8	5.1	2.1
Energy	3.3	6.4	—	0.6
Financials	22.0	16.1	13.3	8.3
Health Care	14.8	14.9	22.2	13.1
Industrials	9.5	15.9	15.0	23.1
Information Technology	19.2	13.6	30.9	21.8
Materials	2.1	5.3	2.8	2.0
Real Estate	2.2	5.6	2.5	5.0
Utilities	—	2.0	—	0.5
Short-Term Investments	4.9	—	3.3	1.1
Total Investments	100.0%	100.0%	100.0%	100.0%

*	Represents percentage of total investments.

Annual Report  61

The Lazard Funds, Inc. Portfolios of Investments
December 31, 2023

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio

Common Stocks | 98.5%

Brazil | 7.9%
Dexco SA	416,608	$688,801
MercadoLibre, Inc. (*)	481	755,911
Pagseguro Digital Ltd., Class A (*)	157,715	1,966,706
PRIO SA	134,400	1,269,649
Rumo SA	267,244	1,260,431
TOTVS SA	120,600	833,878
Vamos Locacao de Caminhoes Maquinas e Equipamentos SA	276,752	570,449
		7,345,825

China | 24.2%
Airtac International Group	25,765	846,246
Alibaba Group Holding Ltd. ADR	20,880	1,618,409
Autohome, Inc. ADR	23,011	645,689
Baidu, Inc., Class A (*)	48,950	727,461
China Tourism Group Duty Free Corp. Ltd., Class A	84,200	991,262
Chow Tai Seng Jewellery Co. Ltd., Class A	471,950	1,009,106
JD.com, Inc., Class A	43,659	629,285
Jiangsu King’s Luck Brewery JSC Ltd., Class A	72,400	496,612
Minth Group Ltd.	320,000	644,694
Nexteer Automotive Group Ltd.	962,000	605,917
Ping An Insurance Group Co. of China Ltd., Class H	235,500	1,065,274
Shanghai Liangxin Electrical Co. Ltd., Class A	504,492	627,396
Shenzhen Inovance Technology Co. Ltd., Class A	123,190	1,095,696
Sungrow Power Supply Co. Ltd., Class A	54,992	678,002
Tencent Holdings Ltd.	77,800	2,939,343
Topsports International Holdings Ltd.	877,000	682,132
Trip.com Group Ltd. ADR (*)	38,768	1,396,036
Weibo Corp. ADR	34,107	373,472
Wuliangye Yibin Co. Ltd., Class A	74,000	1,461,615
Xiaomi Corp., Class B (*)	439,200	874,429
Yadea Group Holdings Ltd.	832,000	1,459,463

The accompanying notes are an integral part of these financial statements.

62  Annual Report

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (continued)

Zhongsheng Group Holdings Ltd.	182,000	$438,969
ZTO Express Cayman, Inc. ADR	47,936	1,020,078
		22,326,586

Hong Kong | 1.3%
Techtronic Industries Co. Ltd.	98,002	1,172,168

Hungary | 2.6%
Richter Gedeon Nyrt.	97,037	2,447,377

India | 12.6%
Bajaj Finance Ltd.	13,454	1,183,241
HDFC Bank Ltd. ADR	42,377	2,843,921
ICICI Bank Ltd. ADR	128,316	3,059,053
Jio Financial Services Ltd. (*)	64,556	180,480
Mphasis Ltd.	37,362	1,228,023
Reliance Industries Ltd.	74,033	2,297,501
UPL Ltd.	117,972	831,815
		11,624,034

Indonesia | 4.4%
Bank Central Asia Tbk PT	2,870,400	1,750,743
Bank Rakyat Indonesia Persero Tbk PT	6,308,349	2,338,773
		4,089,516

Macau | 1.2%
Sands China Ltd. (*)	389,600	1,136,932

Mexico | 4.6%
Arca Continental SAB de CV	84,900	926,995
Grupo Financiero Banorte SAB de CV, Class O	327,157	3,289,873
		4,216,868

Peru | 1.1%
Credicorp Ltd.	6,821	1,022,672

The accompanying notes are an integral part of these financial statements.

Annual Report  63

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (continued)

Philippines | 3.1%
BDO Unibank, Inc.	755,262	$1,777,960
International Container Terminal Services, Inc.	241,559	1,069,869
		2,847,829

Poland | 1.6%
InPost SA (*)	106,931	1,478,275

South Africa | 4.7%
Capitec Bank Holdings Ltd.	17,083	1,887,235
Foschini Group Ltd.	142,895	866,298
Standard Bank Group Ltd.	142,786	1,621,247
		4,374,780

South Korea | 9.5%
CJ Logistics Corp.	6,954	685,313
Samsung Electronics Co. Ltd.	96,438	5,865,351
SK Hynix, Inc.	20,038	2,187,853
		8,738,517

Taiwan | 17.2%
ASE Technology Holding Co. Ltd.	371,289	1,628,305
Bizlink Holding, Inc.	153,078	1,329,419
Chroma ATE, Inc.	200,000	1,384,751
Hiwin Technologies Corp.	104,714	800,043
Lotes Co. Ltd.	65,687	2,281,709
MediaTek, Inc.	56,000	1,844,398
RichWave Technology Corp. (*)	115,000	687,661
Sercomm Corp.	185,000	808,261
Taiwan Semiconductor Manufacturing Co. Ltd.	266,000	5,119,299
		15,883,846

The accompanying notes are an integral part of these financial statements.

64  Annual Report

		Fair
Description	Shares	Value

Lazard Developing Markets Equity Portfolio (concluded)

United States | 2.5%
EPAM Systems, Inc. (*)	2,837	$843,553
SharkNinja, Inc.	15,595	797,996
Tenaris SA ADR	20,385	708,583
		2,350,132

Total Common Stocks (Cost $71,738,079)		91,055,357

Short-Term Investments | 1.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $1,641,593)	1,641,593	1,641,593

Total Investments | 100.3% (Cost $73,379,672)		$92,696,950

Liabilities in Excess of Cash and Other Assets | (0.3)%		(294,759)

Net Assets | 100.0%		$92,402,191

The accompanying notes are an integral part of these financial statements.

Annual Report  65

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio

Common Stocks | 99.4%

Brazil | 6.6%
Banco BTG Pactual SA	309,696	$2,382,911
BB Seguridade Participacoes SA	175,400	1,212,847
Centrais Eletricas Brasileiras SA	101,100	870,760
MercadoLibre, Inc. (*)	988	1,552,682
Petroleo Brasileiro SA ADR	113,254	1,808,666
		7,827,866

Canada | 0.9%
Parex Resources, Inc.	56,827	1,070,023

China | 20.7%
Alibaba Group Holding Ltd. ADR	49,687	3,851,239
China Merchants Bank Co. Ltd., Class H	564,000	1,963,664
CSPC Pharmaceutical Group Ltd.	1,306,000	1,220,662
Innovent Biologics, Inc. (*)	217,500	1,187,640
JD.com, Inc. ADR	32,818	948,112
Li Ning Co. Ltd.	242,000	652,971
Midea Group Co. Ltd., Class A	173,800	1,338,242
NetEase, Inc. ADR	13,065	1,217,135
Shenzhen Inovance Technology Co. Ltd., Class A	96,100	854,748
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	27,600	1,132,605
Tencent Holdings Ltd.	131,292	4,960,311
Trip.com Group Ltd. ADR (*)	32,807	1,181,380
Weichai Power Co. Ltd., Class H	809,000	1,353,542
Wuxi Lead Intelligent Equipment Co. Ltd., Class A	237,900	857,098
Yum China Holdings, Inc.	40,157	1,703,862
		24,423,211

France | 1.4%
Pernod Ricard SA ADR	48,116	1,698,495

The accompanying notes are an integral part of these financial statements.

66  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Ghana | 0.9%
Kosmos Energy Ltd. (*)	150,256	$1,008,218

Greece | 2.1%
National Bank of Greece SA (*)	198,514	1,377,567
OPAP SA	65,134	1,105,700
		2,483,267

Hong Kong | 1.3%
AIA Group Ltd.	180,200	1,565,110

India | 13.4%
HDFC Bank Ltd. ADR	53,282	3,575,755
Hindalco Industries Ltd.	169,575	1,250,397
ICICI Bank Ltd. ADR	73,792	1,759,201
ITC Ltd.	207,881	1,152,926
Larsen & Toubro Ltd.	48,376	2,047,728
Reliance Industries Ltd.	101,393	3,146,577
Supreme Industries Ltd.	17,831	972,804
Tata Consultancy Services Ltd.	42,696	1,944,050
		15,849,438

Indonesia | 4.3%
Astra International Tbk PT	1,870,000	685,239
Bank Central Asia Tbk PT	2,800,400	1,708,047
Bank Mandiri Persero Tbk PT	4,161,400	1,632,398
Telkom Indonesia Persero Tbk PT ADR	42,646	1,098,561
		5,124,245

Macau | 0.8%
Galaxy Entertainment Group Ltd.	167,000	933,404

The accompanying notes are an integral part of these financial statements.

Annual Report  67

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

Mexico | 5.3%
America Movil SAB de CV ADR	39,223	$726,410
Arca Continental SAB de CV	109,245	1,192,811
Corp. Inmobiliaria Vesta SAB de CV ADR	6,265	248,219
Grupo Aeroportuario del Pacifico SAB de CV ADR	6,411	1,123,335
Grupo Financiero Banorte SAB de CV, Class O	210,577	2,117,551
Kimberly-Clark de Mexico SAB de CV, Class A	373,174	838,823
		6,247,149

Peru | 0.7%
Credicorp Ltd.	5,796	868,994

Philippines | 2.1%
BDO Unibank, Inc.	448,839	1,056,611
International Container Terminal Services, Inc.	314,660	1,393,634
		2,450,245

Russia | 0.0%
Mobile TeleSystems PJSC ADR (*), (¢)	45,259	0
Sberbank of Russia PJSC (¢)	213,889	0
		0

Saudi Arabia | 2.2%
Nahdi Medical Co.	19,028	695,173
Saudi National Bank	183,129	1,887,924
		2,583,097

South Africa | 4.5%
Anglo American PLC	50,089	1,256,894
Bidvest Group Ltd.	91,119	1,259,157
Capitec Bank Holdings Ltd.	11,079	1,223,947
Shoprite Holdings Ltd.	103,667	1,557,735
		5,297,733

The accompanying notes are an integral part of these financial statements.

68  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (continued)

South Korea | 10.7%
Kia Corp.	15,987	$1,238,052
LG Chem Ltd.	2,586	996,067
Samsung Electronics Co. Ltd.	82,142	4,995,869
Shinhan Financial Group Co. Ltd.	60,852	1,891,165
SK Hynix, Inc.	32,360	3,533,232
		12,654,385

Taiwan | 15.6%
ASE Technology Holding Co. Ltd.	344,000	1,508,628
Chailease Holding Co. Ltd.	290,240	1,821,463
CTBC Financial Holding Co. Ltd.	1,386,000	1,278,313
Eclat Textile Co. Ltd.	53,789	983,247
MediaTek, Inc.	77,000	2,536,046
Nien Made Enterprise Co. Ltd.	103,000	1,182,460
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	88,145	9,167,080
		18,477,237

Thailand | 1.9%
Home Product Center PCL (‡)	2,141,000	733,896
PTT Exploration & Production PCL (‡)	332,300	1,455,470
		2,189,366

United Arab Emirates | 1.5%
Abu Dhabi Ports Co. PJSC (*)	481,340	835,911
ADNOC Drilling Co. PJSC	874,549	900,299
		1,736,210

United Kingdom | 1.4%
Unilever PLC	5,947	287,958
Unilever PLC ADR	27,983	1,356,616
		1,644,574

The accompanying notes are an integral part of these financial statements.

Annual Report  69

		Fair
Description	Shares	Value

Lazard Emerging Markets Core Equity Portfolio (concluded)

United States | 1.1%
Freeport-McMoRan, Inc.	29,209	$1,243,427

Total Common Stocks (Cost $98,498,547)		117,375,694

Short-Term Investments | 1.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $1,258,062)	1,258,062	1,258,062

Total Investments | 100.5% (Cost $99,756,609)		$118,633,756

Liabilities in Excess of Cash and Other Assets | (0.5)%		(558,881)

Net Assets | 100.0%		$118,074,875

The accompanying notes are an integral part of these financial statements.

70  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio

Common Stocks | 97.5%

Brazil | 2.9%
Banco do Brasil SA	87,500	$999,660
BB Seguridade Participacoes SA	28,200	194,996
Cia De Sanena Do Parana	138,700	832,170
Energisa SA	21,500	238,114
Klabin SA	41,300	188,770
PRIO SA	21,500	203,106
Telefonica Brasil SA	45,100	495,707
Vale SA	45,309	718,460
		3,870,983

Chile | 0.4%
Enel Chile SA ADR	78,174	253,284
Sociedad Quimica y Minera de Chile SA ADR	3,878	233,533
		486,817

China | 27.1%
Alibaba Group Holding Ltd.	357,300	3,453,037
Baidu, Inc. ADR (*)	4,900	583,541
Bank of China Ltd., Class H	1,879,000	714,905
Bank of Communications Co. Ltd., Class H	356,000	222,811
Baoshan Iron & Steel Co. Ltd., Class A	734,100	614,838
Beijing Enterprises Holdings Ltd.	74,000	257,248
Beijing New Building Materials PLC, Class A	56,300	185,889
BYD Co. Ltd., Class H	40,000	1,099,197
BYD Electronic International Co. Ltd.	53,000	247,932
China CITIC Bank Corp. Ltd., Class H	1,502,000	707,057
China Construction Bank Corp., Class H	2,242,000	1,341,321
China International Capital Corp. Ltd., Class H	130,000	190,343
China Longyuan Power Group Corp. Ltd., Class H	572,000	433,233
China Merchants Bank Co. Ltd., Class H	90,000	313,351
China Pacific Insurance Group Co. Ltd., Class H	101,800	205,085
China Resources Beer Holdings Co. Ltd.	34,000	148,566
China Resources Mixc Lifestyle Services Ltd.	42,800	151,889

The accompanying notes are an integral part of these financial statements.

Annual Report  71

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

China Resources Power Holdings Co. Ltd.	102,000	$204,176
China Tower Corp. Ltd., Class H	2,980,000	312,530
China United Network Communications Ltd., Class A	346,400	213,642
Chongqing Brewery Co. Ltd., Class A	22,800	213,304
Contemporary Amperex Technology Co. Ltd., Class A	12,980	298,191
CSPC Pharmaceutical Group Ltd.	815,840	762,530
ENN Natural Gas Co. Ltd., Class A	106,897	253,370
Haidilao International Holding Ltd.	208,000	385,910
Haier Smart Home Co. Ltd. Class H	106,800	302,671
Hangzhou Robam Appliances Co. Ltd., Class A	86,600	265,607
Huaibei Mining Holdings Co. Ltd., Class A	89,700	210,215
Industrial & Commercial Bank of China Ltd., Class H	450,000	219,661
JD.com, Inc., Class A	61,654	888,658
Jinan Acetate Chemical Co. Ltd.	12,102	313,740
Kanzhun, Ltd. ADR	22,008	365,553
KE Holdings, Inc. ADR	25,060	406,223
Kingnet Network Co. Ltd., Class A	110,900	174,416
Kuaishou Technology (*)	74,700	504,624
Kunlun Energy Co. Ltd.	416,000	374,748
Li Auto, Inc. ADR (*)	17,219	644,507
Meihua Holdings Group Co. Ltd., Class A	143,800	193,464
Meituan, Class B (*)	87,870	926,154
MINISO Group Holding Ltd. ADR	14,403	293,821
NetEase, Inc.	62,400	1,158,107
New Oriental Education & Technology Group, Inc. ADR (*)	7,053	516,844
Nongfu Spring Co. Ltd., Class H	37,000	213,177
PDD Holdings, Inc. (*)	12,752	1,865,745
People’s Insurance Co. Group of China Ltd., Class H	1,588,000	487,492
PetroChina Co. Ltd., Class H	1,086,000	715,898
PICC Property & Casualty Co. Ltd., Class H	354,000	420,196
Ping An Insurance Group Co. of China Ltd., Class H	169,000	764,464
Satellite Chemical Co. Ltd., Class A (*)	136,200	284,529

The accompanying notes are an integral part of these financial statements.

72  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

SF Holding Co. Ltd., Class A	24,300	$138,878
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	7,600	311,877
Sungrow Power Supply Co. Ltd., Class A	11,500	141,785
Sunny Optical Technology Group Co. Ltd.	37,000	340,196
Suofeiya Home Collection Co. Ltd. Class A	75,100	168,678
Tencent Holdings Ltd.	126,200	4,767,931
Tencent Music Entertainment Group ADR (*)	32,958	296,952
Tian Di Science & Technology Co. Ltd., Class A	380,600	291,819
Tianqi Lithium Corp., Class H	56,600	312,007
Trip.com Group Ltd. ADR (*)	7,857	282,931
Vipshop Holdings Ltd. ADR (*)	27,891	495,344
Weichai Power Co. Ltd., Class H	140,000	234,235
Xiaomi Corp., Class B (*)	408,800	813,904
Yihai International Holding Ltd.	178,000	282,508
Yum China Holdings, Inc.	9,795	415,602
ZBOM Home Collection Co. Ltd., Class A	72,240	170,592
ZTO Express Cayman, Inc. ADR	19,312	410,959
		35,900,608

Colombia | 0.2%
Bancolombia SA ADR	8,754	269,361

Egypt | 0.1%
Commercial International Bank - Egypt (CIB) GDR	100,188	128,241

Greece | 0.9%
Danaos Corp.	2,749	203,591
Eurobank Ergasias Services & Holdings SA, Class A (*)	149,842	265,977
National Bank of Greece SA (*)	63,070	437,668
Piraeus Financial Holdings SA (*)	75,541	266,274
		1,173,510

The accompanying notes are an integral part of these financial statements.

Annual Report  73

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Hungary | 0.5%
MOL Hungarian Oil & Gas PLC	34,564	$281,551
Richter Gedeon Nyrt.	12,549	316,499
		598,050

India | 16.3%
Adani Ports & Special Economic Zone Ltd.	21,764	267,116
Angel One Ltd.	6,754	282,905
Axis Bank Ltd. GDR	4,333	285,554
Bajaj Finance Ltd.	2,015	177,214
Bank of Baroda	174,280	483,120
BEML Ltd.	8,140	276,205
Birlasoft Ltd.	30,352	262,643
Britannia Industries Ltd.	7,438	476,803
Can Fin Homes Ltd.	19,271	179,925
Ceat Ltd.	10,204	297,216
Cipla Ltd.	82,644	1,237,499
Coforge Ltd.	3,491	262,898
Dr Reddy’s Laboratories Ltd. ADR	28,507	1,983,517
HCL Technologies Ltd.	56,062	986,266
HDFC Bank Ltd. ADR	9,401	630,901
Hindustan Aeronautics Ltd.	31,984	1,077,718
ICICI Bank Ltd. ADR	46,546	1,109,657
IDFC First Bank Ltd. (*)	278,981	297,518
Indiabulls Housing Finance Ltd.	113,674	295,518
Infosys Ltd. ADR	31,261	574,577
Jindal Stainless Ltd.	41,164	282,591
Karnataka Bank Ltd.	83,754	235,314
Karur Vysya Bank Ltd.	127,139	257,718
KPIT Technologies Ltd.	16,480	299,320
Larsen & Toubro Ltd. GDR	12,110	515,908
LIC Housing Finance Ltd.	48,686	313,110
Manappuram Finance Ltd.	174,172	358,612
Nestle India Ltd.	1,437	458,663
Piramal Enterprises Ltd.	17,535	196,077
Reliance Industries Ltd. GDR (#)	13,005	813,015

The accompanying notes are an integral part of these financial statements.

74  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Shriram Finance Ltd.	13,847	$341,020
Sonata Software Ltd.	42,054	374,783
State Bank of India GDR	22,186	1,712,858
Sun Pharmaceutical Industries Ltd.	64,227	970,731
Supreme Industries Ltd.	5,004	273,003
Tata Communications Ltd.	17,443	370,718
Tata Consultancy Services Ltd.	17,211	783,658
Tata Motors Ltd.	62,693	586,829
Torrent Pharmaceuticals Ltd.	8,371	231,782
Union Bank of India Ltd.	257,253	367,583
Vedanta Ltd.	129,836	403,202
		21,591,265

Indonesia | 2.6%
Astra International Tbk PT	738,600	270,651
Bank Mandiri Persero Tbk PT	4,008,900	1,572,576
Bank Rakyat Indonesia Persero Tbk PT	3,266,800	1,211,142
Sumber Alfaria Trijaya Tbk PT	1,332,500	253,458
Telkom Indonesia Persero Tbk. PT ADR	6,707	172,772
		3,480,599

Luxembourg | 0.2%
Reinet Investments SCA	9,510	242,749

Malaysia | 0.9%
CIMB Group Holdings Bhd.	770,800	980,979
My EG Services Bhd	1,065,000	188,704
		1,169,683

Mexico | 3.1%
Arca Continental SAB de CV	97,100	1,060,203
Cemex SAB de CV (*)	636,600	495,229
Coca-Cola Femsa SAB de CV ADR	13,625	1,289,470
Fibra Uno Administracion SA de CV REIT	252,700	453,881
Kimberly-Clark de Mexico SAB de CV, Class A	368,600	828,542
		4,127,325

The accompanying notes are an integral part of these financial statements.

Annual Report  75

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Philippines | 0.9%
BDO Unibank, Inc.	99,738	$234,793
International Container Terminal Services, Inc.	154,060	682,334
Metropolitan Bank & Trust Co.	241,920	224,024
		1,141,151

Poland | 1.2%
KGHM Polska Miedz SA	6,393	199,281
Orange Polska SA	150,692	311,927
ORLEN SA	67,713	1,126,993
		1,638,201

Qatar | 0.2%
Ooredoo QPSC	72,445	216,462

Romania | 0.2%
NEPI Rockcastle NV	32,327	223,158

Russia | 0.0%
PhosAgro PJSC (*), (¢)	42	0
Severstal PAO GDR (*), (¢)	9,589	0
		0

Saudi Arabia | 3.5%
Almarai Co. JSC	12,962	194,225
Arabian Internet & Communications Services Co.	3,949	364,480
Co. for Cooperative Insurance	11,556	401,687
Elm Co.	2,421	525,797
Etihad Etisalat Co.	24,765	326,221
Nahdi Medical Co.	6,548	239,226
National Medical Care Co.	6,685	310,840
Riyadh Cables Group Co.	22,979	564,865
Saudi Arabian Oil Co.	74,905	660,223
Saudi Basic Industries Corp.	9,473	210,403
Saudi Telecom Co.	81,345	877,180
		4,675,147

The accompanying notes are an integral part of these financial statements.

76  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

South Africa | 2.0%
Absa Group Ltd.	22,139	$197,602
African Rainbow Minerals Ltd.	25,248	276,267
FirstRand Ltd.	100,524	403,518
Gold Fields Ltd. ADR	32,965	476,674
Naspers Ltd., N Shares	1,639	280,550
Remgro Ltd.	32,321	286,934
Sappi Ltd.	198,998	479,710
Standard Bank Group Ltd.	21,140	240,032
		2,641,287

South Korea | 13.4%
BGF retail Co. Ltd.	1,729	175,668
CJ CheilJedang Corp.	844	212,055
DB Insurance Co. Ltd.	7,939	514,926
Dongjin Semichem Co. Ltd.	7,108	212,480
Doosan Bobcat, Inc.	12,347	481,234
Ecopro Co. Ltd.	317	158,043
Eo Technics Co. Ltd.	1,249	147,380
Hanwha Aerospace Co. Ltd.	5,796	558,099
HMM Co. Ltd.	17,850	270,917
Hyundai Marine & Fire Insurance Co. Ltd.	10,691	256,809
Hyundai Rotem Co. Ltd. (*)	18,460	379,586
Industrial Bank of Korea	30,456	280,169
KB Financial Group, Inc.	24,675	1,032,041
Kia Corp.	28,421	2,200,956
KT Corp.	13,256	353,459
LG Chem Ltd.	1,010	389,028
LG Electronics, Inc.	3,132	246,565
Meritz Financial Group, Inc.	16,012	733,692
Orion Corp.	2,662	238,674
POSCO Holdings, Inc.	1,776	684,352
Samsung C&T Corp.	2,234	224,370
Samsung Electronics Co. Ltd. GDR	3,930	5,889,026
Samsung Fire & Marine Insurance Co. Ltd.	1,259	256,765

The accompanying notes are an integral part of these financial statements.

Annual Report  77

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Samsung SDI Co. Ltd.	967	$351,998
SK Hynix, Inc.	4,061	443,401
Woori Financial Group, Inc.	96,731	974,819
		17,666,512

Taiwan | 16.4%
Accton Technology Corp.	56,000	948,886
Advantech Co. Ltd.	19,797	239,420
Asia Vital Components Co. Ltd.	27,000	293,749
ASMedia Technology, Inc.	5,000	294,207
China Motor Corp.	81,000	297,609
Delta Electronics, Inc.	214,000	2,179,509
Elan Microelectronics Corp.	52,000	274,390
Eva Airways Corp.	396,000	405,067
Feng TAY Enterprise Co. Ltd.	31,560	179,672
Global Unichip Corp.	4,000	225,641
International Games System Co. Ltd.	43,000	1,013,471
ITE Technology, Inc.	40,000	195,576
King Yuan Electronics Co. Ltd.	133,000	366,533
Lite-On Technology Corp.	67,000	254,203
Lotes Co. Ltd.	13,000	451,569
MediaTek, Inc.	69,000	2,272,561
Micro-Star International Co. Ltd.	72,000	477,167
Novatek Microelectronics Corp.	37,000	622,275
Quanta Computer, Inc.	41,000	298,360
Realtek Semiconductor Corp.	22,000	336,463
Sunonwealth Electric Machine Industry Co. Ltd.	106,000	369,943
Taiwan Semiconductor Manufacturing Co. Ltd.	430,000	8,275,558
Tong Yang Industry Co. Ltd.	119,000	294,093
Unimicron Technology Corp.	41,000	233,693
United Microelectronics Corp.	226,000	384,260
Voltronic Power Technology Corp.	5,000	277,592
Wowprime Corp.	23,089	187,454
		21,648,921

The accompanying notes are an integral part of these financial statements.

78  Annual Report

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (continued)

Thailand | 2.4%
Bangkok Bank PCL	89,500	$410,364
Bangkok Dusit Medical Services PCL NVDR	301,400	245,041
Bumrungrad Hospital PCL (‡)	88,500	575,610
Delta Electronics Thailand PCL (‡)	87,300	225,076
Krung Thai Bank PCL NVDR	1,151,700	620,512
PTT Exploration & Production PCL (‡)	205,000	897,898
TMBThanachart Bank PCL NVDR	5,138,300	251,220
		3,225,721

Turkey | 1.0%
Akbank TAS	204,145	253,275
Turk Hava Yollari AO (*)	23,634	183,282
Turkcell Iletisim Hizmetleri AS	105,650	201,186
Turkiye Garanti Bankasi AS	138,067	273,706
Turkiye Is Bankasi AS, Class C	561,403	445,619
		1,357,068

United Arab Emirates | 1.1%
Abu Dhabi Islamic Bank PJSC	68,487	188,710
Americana Restaurants International PLC	228,898	195,148
Emaar Properties PJSC	247,830	534,190
Emirates NBD Bank PJSC	76,844	362,182
National Marine Dredging Co. (*)	28,613	232,192
		1,512,422

Total Common Stocks (Cost $119,297,346)		128,985,241

Preferred Stocks | 1.4%

Brazil | 1.4%
Metalurgica Gerdau SA	82,200	183,133
Petroleo Brasileiro SA	215,639	1,648,397

Total Preferred Stocks (Cost $1,337,997)		1,831,530

The accompanying notes are an integral part of these financial statements.

Annual Report  79

		Fair
Description	Shares	Value

Lazard Emerging Markets Equity Advantage Portfolio (concluded)

Short-Term Investments | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $1,979,591)	1,979,591	$1,979,591

Total Investments | 100.4% (Cost $122,614,934)		$132,796,362

Liabilities in Excess of Cash and Other Assets | (0.4)%		(530,748)

Net Assets | 100.0%		$132,265,614

The accompanying notes are an integral part of these financial statements.

80  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio

Common Stocks | 96.9%

Brazil | 12.0%
Banco do Brasil SA	5,837,226	$66,688,493
BB Seguridade Participacoes SA	9,948,017	68,788,057
CCR SA	11,481,517	33,418,790
Engie Brasil Energia SA	2,532,600	23,600,692
Petroleo Brasileiro SA ADR	4,062,060	64,871,098
Vale SA ADR	2,206,407	34,993,615
Vibra Energia SA	6,638,700	31,040,167
		323,400,912

Chile | 0.9%
Sociedad Quimica y Minera de Chile SA ADR	416,423	25,076,993

China | 23.8%
Alibaba Group Holding Ltd. ADR	261,416	20,262,354
Anhui Conch Cement Co. Ltd., Class H	11,154,451	25,944,030
China Construction Bank Corp., Class H	120,682,224	72,200,519
China Medical System Holdings Ltd.	13,293,000	23,537,435
China Merchants Bank Co. Ltd., Class H	7,718,494	26,873,273
China Shenhua Energy Co. Ltd., Class H	5,598,110	19,161,274
China Vanke Co. Ltd., Class H	15,551,949	14,348,833
ENN Natural Gas Co. Ltd., Class A	8,121,353	19,249,415
Gree Electric Appliances, Inc. of Zhuhai, Class A	7,383,576	33,469,032
Hengan International Group Co. Ltd.	9,055,000	33,831,137
Huayu Automotive Systems Co. Ltd., Class A	10,755,548	24,669,981
JD.com, Inc. ADR	669,007	19,327,612
Lenovo Group Ltd.	52,612,000	73,318,435
Midea Group Co. Ltd., Class A	4,755,399	36,616,066
Ping An Insurance Group Co. of China Ltd., Class H	7,644,500	34,579,554
Sinopharm Group Co. Ltd., Class H	17,434,414	45,569,932
Tencent Holdings Ltd.	565,300	21,357,462
Tingyi Cayman Islands Holding Corp.	28,048,000	34,413,332
Want Want China Holdings Ltd.	31,236,000	18,871,824
Weichai Power Co. Ltd., Class H	26,652,288	44,592,061
		642,193,561

The accompanying notes are an integral part of these financial statements.

Annual Report  81

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Egypt | 0.7%
Commercial International Bank - Egypt (CIB) GDR	14,554,166	$18,629,376

Greece | 1.6%
National Bank of Greece SA (*)	3,720,967	25,821,261
OPAP SA	1,077,791	18,296,335
		44,117,596

Hong Kong | 0.7%
ASMPT Ltd.	2,047,700	19,444,089

Hungary | 3.4%
MOL Hungarian Oil & Gas PLC	3,249,933	26,473,299
OTP Bank Nyrt	1,404,088	63,948,935
		90,422,234

India | 6.2%
Axis Bank Ltd.	1,928,529	25,509,172
Bharat Petroleum Corp. Ltd.	610,389	3,302,855
Hindalco Industries Ltd.	2,615,123	19,283,152
Indus Towers Ltd. (*)	15,575,919	37,227,703
Infosys Ltd. ADR	1,509,573	27,745,952
Tata Consultancy Services Ltd.	471,488	21,467,970
UPL Ltd.	4,705,061	33,175,159
		167,711,963

Indonesia | 4.8%
Astra International Tbk PT	88,734,200	32,515,577
Bank Mandiri Persero Tbk PT	111,711,584	43,821,237
Telkom Indonesia Persero Tbk. PT ADR	1,299,303	33,470,045
United Tractors Tbk PT	13,584,100	19,946,397
		129,753,256

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (continued)

Mexico | 5.2%
America Movil SAB de CV	1,607,293	$29,767,066
Grupo Aeroportuario del Pacifico SAB de CV ADR	38,639	6,770,326
Grupo Financiero Banorte SAB de CV, Class O	3,200,637	32,185,429
Grupo Mexico SAB de CV, Series B	3,857,885	21,396,597
Kimberly-Clark de Mexico SAB de CV, Class A	14,145,295	31,795,884
Ternium SA ADR	438,978	18,643,396
		140,558,698

Portugal | 2.4%
Galp Energia SGPS SA	4,447,364	65,421,093

Russia | 0.0%
Mobile TeleSystems PJSC ADR (*), (¢)	4,695,624	5
Sberbank of Russia PJSC (¢)	13,596,421	13
		18

South Africa | 8.3%
Anglo American PLC	904,694	22,701,679
Bidvest Group Ltd.	2,062,106	28,495,865
Life Healthcare Group Holdings Ltd.	29,044,730	29,172,130
Nedbank Group Ltd.	3,492,670	41,241,640
Sanlam Ltd.	8,907,618	35,471,640
Standard Bank Group Ltd.	3,081,144	34,984,486
Vodacom Group Ltd.	5,289,491	30,668,737
		222,736,177

South Korea | 11.2%
Coway Co. Ltd.	535,714	23,703,174
Doosan Bobcat, Inc.	158,107	6,162,341
Hyundai Mobis Co. Ltd.	151,138	27,665,390
KB Financial Group, Inc.	1,053,046	44,044,030
Kia Corp.	283,652	21,966,346
KT Corp.	1,250,394	33,340,564
KT&G Corp.	290,638	19,587,186
Samsung Electronics Co. Ltd.	723,176	43,983,503

The accompanying notes are an integral part of these financial statements.

Annual Report  83

Description	Shares	Fair Value

Lazard Emerging Markets Equity Portfolio (concluded)

Shinhan Financial Group Co. Ltd.	1,344,174	$41,774,384
SK Hynix, Inc.	348,684	38,071,124
		300,298,042

Taiwan | 12.5%
ASE Technology Holding Co. Ltd.	15,716,000	68,923,239
Globalwafers Co. Ltd.	1,510,000	28,807,162
Hon Hai Precision Industry Co. Ltd.	6,429,425	21,868,482
MediaTek, Inc.	1,486,000	48,942,402
Novatek Microelectronics Corp.	1,940,000	32,627,398
Taiwan Semiconductor Manufacturing Co. Ltd.	5,259,913	101,229,567
Yageo Corp.	1,767,000	34,240,316
		336,638,566

Thailand | 1.9%
Kasikornbank PCL	6,383,054	25,451,773
PTT Exploration & Production PCL (‡)	5,774,500	25,292,251
		50,744,024

United Kingdom | 1.3%
Unilever PLC	726,558	35,180,451

Total Common Stocks (Cost $2,326,275,796)		2,612,327,049

Short-Term Investments | 3.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $101,061,146)	101,061,146	101,061,146

Total Investments | 100.6% (Cost $2,427,336,942)		$2,713,388,195

Liabilities in Excess of Cash and Other Assets | (0.6)%		(16,936,859)

Net Assets | 100.0%		$2,696,451,336

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio

Common Stocks | 95.1%

Germany | 7.7%
Fresenius Medical Care AG	82,270	$3,440,249
Knorr-Bremse AG	88,164	5,719,125
		9,159,374

Ireland | 3.6%
Kerry Group PLC, Class A	49,175	4,264,943

Italy | 6.8%
Nexi SpA (*)	694,393	5,693,334
Snam SpA	463,541	2,385,875
		8,079,209

Luxembourg | 3.1%
SES SA	553,272	3,656,399

United Kingdom | 12.7%
National Grid PLC	426,161	5,754,167
Rentokil Initial PLC	435,541	2,473,575
Severn Trent PLC	70,006	2,302,426
United Utilities Group PLC	341,960	4,608,785
		15,138,953

United States | 61.2%
Alphabet, Inc., Class C (*)	7,561	1,065,572
Cisco Systems, Inc.	47,468	2,398,083
Cognizant Technology Solutions Corp., Class A	64,424	4,865,945
CVS Health Corp.	101,854	8,042,392
DENTSPLY SIRONA, Inc.	124,752	4,439,924
eBay, Inc.	164,485	7,174,836
Ferrovial SE	98,000	3,577,507
Fiserv, Inc. (*)	34,742	4,615,127
H&R Block, Inc.	147,019	7,111,309

The accompanying notes are an integral part of these financial statements.

Annual Report  85

Description	Shares	Fair Value

Lazard Equity Franchise Portfolio (concluded)

Henry Schein, Inc. (*)	72,122	$5,460,356
International Game Technology PLC	199,766	5,475,586
Kraft Heinz Co.	64,691	2,392,273
Medtronic PLC	14,831	1,221,778
Norfolk Southern Corp.	10,039	2,373,019
Omnicom Group, Inc.	83,418	7,216,491
Scotts Miracle-Gro Co.	28,281	1,802,914
Visa, Inc., A Shares	13,600	3,540,760
		72,773,872

Total Common Stocks (Cost $101,124,097)		113,072,750

Preferred Stocks | 3.1%

Germany | 3.1%
Henkel AG & Co. KGaA (Cost $3,231,266)	45,579	3,666,004

Short-Term Investments | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $1,760,371)	1,760,371	1,760,371

Total Investments | 99.7% (Cost $106,115,734)		$118,499,125

Cash and Other Assets in Excess of Liabilities | 0.3%		353,139

Net Assets | 100.0%		$118,852,264

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio

Common Stocks | 98.5%

Australia | 0.9%
Computershare Ltd.	50,465	$838,448

Canada | 4.7%
Dollarama, Inc.	18,172	1,309,569
National Bank of Canada	25,442	1,939,279
Toromont Industries Ltd.	15,271	1,338,035
		4,586,883

China | 2.4%
NXP Semiconductors NV	6,641	1,525,305
Tencent Holdings Ltd.	21,923	828,267
		2,353,572

Denmark | 0.7%
Carlsberg AS, Class B	5,717	716,567

Finland | 0.9%
Kone OYJ, Class B	17,733	887,402

France | 4.3%
Legrand SA	8,183	852,342
LVMH Moet Hennessy Louis Vuitton SE	1,688	1,369,180
Pernod Ricard SA	4,930	871,772
Thales SA	7,747	1,145,749
		4,239,043

Germany | 0.8%
Merck KGaA	4,728	752,025

Hong Kong | 0.9%
AIA Group Ltd.	99,783	866,656

The accompanying notes are an integral part of these financial statements.

Annual Report  87

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

India | 1.3%
HDFC Bank Ltd. ADR	19,397	$1,301,733

Japan | 3.1%
BayCurrent Consulting, Inc.	17,700	618,746
Kadokawa Corp.	36,200	737,753
Nintendo Co. Ltd.	21,800	1,139,184
Shimano, Inc.	3,800	586,601
		3,082,284

Netherlands | 3.7%
ASM International NV	2,098	1,092,516
Wolters Kluwer NV	17,995	2,557,169
		3,649,685

Spain | 1.2%
Industria de Diseno Textil SA	25,941	1,131,454

Sweden | 2.0%
Assa Abloy AB, Class B	24,226	697,937
Hexagon AB, B Shares	102,732	1,237,725
		1,935,662

Switzerland | 4.5%
ABB Ltd.	39,853	1,771,031
Partners Group Holding AG	968	1,399,510
Swatch Group AG	4,395	1,198,339
		4,368,880

Taiwan | 1.9%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	17,572	1,827,488

United Kingdom | 6.4%
Coca-Cola Europacific Partners PLC	19,121	1,276,136
Diageo PLC	30,474	1,106,639

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (continued)

RELX PLC	58,019	$2,295,618
Unilever PLC	33,269	1,609,684
		6,288,077

United States | 58.8%
Accenture PLC, Class A	7,561	2,653,230
Alphabet, Inc., Class A (*)	28,504	3,981,724
Amazon.com, Inc. (*)	22,154	3,366,079
Amphenol Corp., Class A	13,574	1,345,591
Aon PLC, Class A	6,226	1,811,891
Avery Dennison Corp.	4,164	841,794
Bank of America Corp.	31,987	1,077,002
Booz Allen Hamilton Holding Corp.	16,618	2,125,608
BRP, Inc.	9,921	709,942
Charles Schwab Corp.	20,415	1,404,552
Coca-Cola Co.	26,880	1,584,038
Danaher Corp.	7,715	1,784,788
Deere & Co.	2,599	1,039,262
Estee Lauder Cos., Inc., Class A	6,096	891,540
Intercontinental Exchange, Inc.	15,365	1,973,327
IQVIA Holdings, Inc. (*)	8,768	2,028,740
Johnson & Johnson	11,647	1,825,551
McDonald’s Corp.	4,616	1,368,690
Microsoft Corp.	12,282	4,618,523
Motorola Solutions, Inc.	6,233	1,951,490
NIKE, Inc., Class B	9,393	1,019,798
Procter & Gamble Co.	10,016	1,467,745
PTC, Inc. (*)	8,617	1,507,630
Rockwell Automation, Inc.	4,089	1,269,553
S&P Global, Inc.	4,058	1,787,630
Sysco Corp.	9,694	708,922
Texas Instruments, Inc.	8,654	1,475,161
Thermo Fisher Scientific, Inc.	3,930	2,086,005
TopBuild Corp. (*)	3,035	1,135,879
UnitedHealth Group, Inc.	2,589	1,363,031
Visa, Inc., A Shares	8,153	2,122,634

The accompanying notes are an integral part of these financial statements.

Annual Report  89

Description	Shares	Fair Value

Lazard Global Equity Select Portfolio (concluded)

Warner Music Group Corp., Class A	15,982	$571,996
Wells Fargo & Co.	25,160	1,238,375
Zoetis, Inc.	7,360	1,452,643
		57,590,364

Total Common Stocks (Cost $63,810,269)		96,416,223

Short-Term Investments | 1.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $1,417,398)	1,417,398	1,417,398

Total Investments | 99.9% (Cost $65,227,667)		$97,833,621

Cash and Other Assets in Excess of Liabilities | 0.1%		64,499

Net Assets | 100.0%		$97,898,120

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio

Common Stocks | 96.7%

Australia | 6.1%
Atlas Arteria Ltd. (^)	83,962,746	$329,900,648
Transurban Group	21,382,136	199,290,412
		529,191,060

Canada | 3.7%
Algonquin Power & Utilities Corp.	12,763,515	80,527,516
Canadian National Railway Co.	1,889,473	237,494,229
		318,021,745

France | 5.5%
Eutelsat Communications SACA (*)	13,450,587	63,255,600
Vinci SA	3,281,805	412,172,355
		475,427,955

Hong Kong | 4.4%
CK Infrastructure Holdings Ltd.	25,126,500	139,608,134
Power Assets Holdings Ltd.	41,468,265	240,070,043
		379,678,177

Italy | 14.2%
Hera SpA	69,843,401	229,198,492
Italgas SpA	38,265,997	219,221,761
Snam SpA	80,625,799	414,986,133
Terna - Rete Elettrica Nazionale	44,253,518	369,234,780
		1,232,641,166

Luxembourg | 1.6%
SES SA (^)	21,066,589	139,222,404

Portugal | 0.8%
REN - Redes Energeticas Nacionais SGPS SA	28,915,003	74,231,607

Spain | 2.8%
Aena SME SA	1,005,800	182,607,428
Atlantica Sustainable Infrastructure PLC	2,745,379	59,025,649
		241,633,077

The accompanying notes are an integral part of these financial statements.

Annual Report  91

Description	Shares	Fair Value

Lazard Global Listed Infrastructure Portfolio (continued)

Switzerland | 2.0%
Flughafen Zurich AG	831,615	$173,733,408

United Kingdom | 19.2%
National Grid PLC	53,192,829	718,227,236
Pennon Group PLC (^)	14,334,169	138,457,838
Severn Trent PLC	12,315,081	405,030,365
United Utilities Group PLC	29,804,383	401,690,259
		1,663,405,698

United States | 36.4%
American Electric Power Co., Inc.	4,706,686	382,277,037
CSX Corp.	11,807,836	409,377,674
Exelon Corp.	9,375,015	336,563,038
Ferrovial SE	20,077,335	732,926,723
Norfolk Southern Corp.	3,032,819	716,897,755
Pinnacle West Capital Corp.	2,291,619	164,629,909
PPL Corp.	8,266,300	224,016,730
Union Pacific Corp.	795,200	195,317,024
		3,162,005,890

Total Common Stocks (Cost $7,605,263,479)		8,389,192,187

Short-Term Investments | 3.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $279,726,263)	279,726,263	279,726,263

Total Investments | 99.9% (Cost $7,884,989,742) (»)		$8,668,918,450

Cash and Other Assets in Excess of Liabilities | 0.1%		6,038,576

Net Assets | 100.0%		$8,674,957,026

The accompanying notes are an integral part of these financial statements.

92 Annual Report

Lazard Global Listed Infrastructure Portfolio (concluded)

Forward Currency Contracts open at December 31, 2023:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	63,107,600	AUD	93,788,696	BNP	03/26/24	$—	$962,924
USD	113,189,918	AUD	168,234,120	CIT	03/26/24	—	1,737,027
USD	125,695,894	AUD	186,950,091	HSB	03/26/24	—	2,016,622
USD	101,366,279	AUD	150,725,237	MSC	03/26/24	—	1,599,701
USD	122,732,252	AUD	182,563,928	SSB	03/26/24	—	1,983,914
USD	5,949,312	CAD	7,936,858	BNP	03/26/24	—	47,336
USD	64,027,232	CAD	85,457,915	CIT	03/26/24	—	540,010
USD	41,727,796	CAD	55,242,411	HSB	03/26/24	—	10,294
USD	110,321,449	CAD	147,229,490	HSB	03/26/24	—	916,955
USD	38,772,683	CAD	51,721,014	MSC	03/26/24	—	304,835
USD	53,386,053	CAD	71,231,943	SCB	03/26/24	—	432,836
USD	39,077,932	CHF	33,628,905	BNP	03/26/24	—	1,245,802
USD	63,569,546	CHF	54,650,103	SCB	03/26/24	—	1,960,277
USD	73,778,908	CHF	63,488,005	SSB	03/26/24	—	2,348,262
USD	342,896,866	EUR	311,045,214	BNP	03/26/24	—	1,623,350
USD	443,708,048	EUR	402,598,695	CAN	03/26/24	—	2,218,728
USD	251,840,172	EUR	228,498,294	CIT	03/26/24	—	1,249,341
USD	385,159,596	EUR	349,403,399	HSB	03/26/24	—	1,846,952
USD	377,931,886	EUR	343,204,717	MEL	03/26/24	—	2,208,871
USD	538,402,300	EUR	487,948,432	RBC	03/26/24	—	2,059,639
USD	418,100,784	EUR	379,251,752	SSB	03/26/24	—	1,966,427
USD	180,693,328	GBP	141,628,060	CAN	03/26/24	94,749	—
USD	586,806,065	GBP	459,866,747	HSB	03/26/24	401,922	—
USD	225,530,074	GBP	176,771,258	MSC	03/26/24	118,259	—
USD	367,088,197	GBP	287,543,579	RBC	03/26/24	423,838	—
USD	283,512,493	GBP	222,226,789	SSB	03/26/24	137,558	—
USD	89,742,208	HKD	699,287,435	BNP	03/26/24	19,252	—
USD	41,389,963	HKD	322,496,144	HSB	03/26/24	11,689	—
USD	101,736,415	HKD	792,781,015	MSC	03/26/24	17,648	—
USD	9,695,054	HKD	75,539,980	SCB	03/26/24	2,801	—
USD	42,433,887	HKD	330,835,241	SSB	03/26/24	—	14,346
USD	92,308,956	HKD	719,388,246	SSB	03/26/24	6,940	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$1,234,656	$29,294,449

The accompanying notes are an integral part of these financial statements.

Annual Report  93

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio

Common Stocks | 99.4%

Australia | 1.0%
Steadfast Group Ltd.	27,165	$107,582

Belgium | 1.1%
Azelis Group NV	4,778	117,136

Canada | 4.1%
Canadian Pacific Kansas City Ltd.	1,872	148,116
Toromont Industries Ltd.	1,792	157,014
Trisura Group Ltd. (*)	5,637	144,642
		449,772

China | 1.4%
Tencent Holdings Ltd.	2,600	98,230
Wuxi Biologics Cayman, Inc. (*)	13,000	49,107
WuXi XDC Cayman, Inc. (*)	38	156
		147,493

Denmark | 5.7%
Genmab AS (*)	257	81,863
Novo Nordisk AS, Class B	3,952	408,774
Vestas Wind Systems AS (*)	4,105	130,502
		621,139

France | 1.7%
Pernod Ricard SA	1,036	183,196

Germany | 3.8%
Continental AG	1,193	101,465
Gerresheimer AG	1,577	164,255
Hensoldt AG	2,206	59,454
MTU Aero Engines AG	415	89,446
		414,620

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Hong Kong | 1.5%
AIA Group Ltd.	18,400	$159,811

India | 1.3%
HDFC Bank Ltd. ADR	2,190	146,971

Ireland | 1.0%
Ryanair Holdings PLC ADR (*)	832	110,956

Israel | 3.4%
Bank Leumi Le-Israel BM	7,043	56,610
Tel Aviv Stock Exchange Ltd.	36,123	192,174
Wix.com Ltd. (*)	1,014	124,742
		373,526

Italy | 1.5%
BFF Bank SpA	14,332	163,299

Japan | 8.6%
Advantest Corp.	4,400	151,512
BayCurrent Consulting, Inc.	5,500	192,266
Hoya Corp.	900	111,932
Kadokawa Corp.	3,100	63,178
Koito Manufacturing Co. Ltd.	4,900	76,127
Nippon Sanso Holdings Corp.	6,100	162,669
Renesas Electronics Corp. (*)	9,600	172,291
		929,975

Mexico | 2.0%
Arca Continental SAB de CV	19,500	212,914

Netherlands | 2.7%
ASML Holding NV	253	191,018
Universal Music Group NV	3,527	100,718
		291,736

The accompanying notes are an integral part of these financial statements.

Annual Report  95

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (continued)

Portugal | 1.2%
EDP - Energias de Portugal SA	25,713	$129,909

Switzerland | 1.1%
ABB Ltd.	2,665	118,430

Taiwan | 2.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	16,000	307,928

United Kingdom | 3.9%
JD Sports Fashion PLC	83,824	177,158
RELX PLC	6,320	250,061
		427,219

United States | 49.6%
Accenture PLC, Class A	619	217,213
Advanced Micro Devices, Inc. (*)	1,456	214,629
Alphabet, Inc., Class A (*)	3,416	477,181
Amphenol Corp., Class A	2,209	218,978
Analog Devices, Inc.	566	112,385
Applied Materials, Inc.	1,205	195,294
Aptiv PLC (*)	1,026	92,053
Boston Scientific Corp. (*)	946	54,688
Chubb Ltd.	442	99,892
Datadog, Inc. Class A (*)	927	112,519
Estee Lauder Cos., Inc., Class A	741	108,371
Intercontinental Exchange, Inc.	1,757	225,652
IQVIA Holdings, Inc. (*)	1,213	280,664
Marsh & McLennan Cos., Inc.	1,547	293,110
Microsoft Corp.	1,502	564,812
Onto Innovation, Inc. (*)	972	148,619
S&P Global, Inc.	815	359,024
Synopsys, Inc. (*)	349	179,704
Take-Two Interactive Software, Inc. (*)	841	135,359
Thermo Fisher Scientific, Inc.	580	307,858

The accompanying notes are an integral part of these financial statements.

96  Annual Report

Description	Shares	Fair Value

Lazard Global Strategic Equity Portfolio (concluded)

UnitedHealth Group, Inc.	606	$319,041
Verra Mobility Corp. (*)	4,850	111,696
Visa, Inc., A Shares	721	187,712
Watsco, Inc.	320	137,110
Zoetis, Inc.	1,216	240,002
		5,393,566
Total Common Stocks (Cost $9,721,240)		10,807,178

Short-Term Investments | 1.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $108,866)	108,866	108,866

Total Investments | 100.4% (Cost $9,830,106)		$10,916,044

Liabilities in Excess of Cash and Other Assets | (0.4)%		(42,020)

Net Assets | 100.0%		$10,874,024

The accompanying notes are an integral part of these financial statements.

Annual Report  97

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio

Common Stocks | 96.9%

Australia | 4.7%
Aristocrat Leisure Ltd.	5,597	$155,184
BlueScope Steel Ltd.	4,142	65,918
Brambles Ltd.	21,638	200,349
Cochlear Ltd.	370	75,179
Coronado Global Resources, Inc. CDI	13,543	16,180
Northern Star Resources Ltd.	4,963	46,426
Perseus Mining Ltd.	54,957	69,581
Pilbara Minerals Ltd.	30,175	80,866
Qantas Airways Ltd. (*)	17,189	62,666
Ramelius Resources Ltd.	22,504	25,951
Sonic Healthcare Ltd.	5,338	116,531
		914,831

Austria | 0.3%
Raiffeisen Bank International AG	2,446	50,442

Brazil | 0.2%
Cia De Sanena Do Parana	4,100	24,599
Vale SA	1,400	22,200
		46,799

Canada | 7.7%
Agnico Eagle Mines Ltd.	848	46,494
Canadian Natural Resources Ltd.	628	41,143
CGI, Inc. (*)	1,970	211,042
Constellation Software, Inc.	158	391,738
Dollarama, Inc.	3,393	244,517
Fairfax Financial Holdings Ltd.	21	19,375
Kinross Gold Corp.	3,513	21,263
Manulife Financial Corp.	13,935	307,926
Metro, Inc.	594	30,748
Shopify, Inc. Class A (*)	809	62,984

The accompanying notes are an integral part of these financial statements.

98  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Torex Gold Resources, Inc. (*)	4,375	$48,272
TransAlta Corp.	7,069	58,790
Vermilion Energy, Inc.	1,249	15,053
		1,499,345

Chile | 0.1%
Enel Chile SA ADR	3,140	10,174

China | 8.7%
Alibaba Group Holding Ltd.	18,300	176,856
Alibaba Group Holding Ltd. ADR	590	45,731
Baidu, Inc. ADR (*)	429	51,090
Bank of China Ltd., Class H	185,000	70,387
Beijing Enterprises Holdings Ltd.	5,000	17,382
BYD Co. Ltd., Class H	500	13,740
BYD Electronic International Co. Ltd.	4,000	18,712
China Construction Bank Corp., Class H	33,000	19,743
China Longyuan Power Group Corp. Ltd., Class H	114,000	86,344
China Merchants Bank Co. Ltd., Class H	3,500	12,186
China Overseas Property Holdings Ltd.	20,000	14,991
China Yongda Automobiles Services Holdings Ltd.	35,500	13,303
CSPC Pharmaceutical Group Ltd.	56,000	52,341
Haidilao International Holding Ltd.	24,000	44,528
Hisense Home Appliances Group Co. Ltd., Class H	7,000	15,074
JD.com, Inc., Class A	5,650	81,437
Jinan Acetate Chemical Co. Ltd.	1,000	25,925
KE Holdings, Inc. ADR	1,220	19,776
Kuaishou Technology (*)	2,500	16,888
Kunlun Energy Co. Ltd.	22,000	19,818
Meitu, Inc.	36,000	16,541
Meituan, Class B (*)	2,700	28,458
NetEase, Inc.	8,000	148,475
New Oriental Education & Technology Group, Inc. ADR (*)	274	20,079
PDD Holdings, Inc. (*)	498	72,862
PetroChina Co. Ltd., Class H	88,000	58,010

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

PICC Property & Casualty Co. Ltd., Class H	16,000	$18,992
Sinopharm Group Co. Ltd., Class H	5,200	13,592
Sunny Optical Technology Group Co. Ltd.	2,000	18,389
Tencent Holdings Ltd.	5,500	207,794
Tencent Music Entertainment Group ADR (*)	4,763	42,915
Vipshop Holdings Ltd. ADR (*)	2,824	50,154
Xiaomi Corp., Class B (*)	38,600	76,851
Yangzijiang Shipbuilding Holdings Ltd.	60,200	67,879
ZTO Express Cayman, Inc. ADR	1,284	27,323
		1,684,566

Colombia | 0.1%
Bancolombia SA ADR	488	15,016

Denmark | 4.1%
AP Moller - Maersk AS, Class B	62	111,443
Novo Nordisk AS, Class B	6,137	634,779
Pandora AS	419	57,886
		804,108

France | 6.6%
AXA SA	3,685	120,289
BNP Paribas SA	2,880	199,546
Capgemini SE	416	87,024
Cie de Saint-Gobain SA	2,496	184,570
La Francaise des Jeux SAEM	2,567	93,183
Rexel SA	911	25,041
Societe Generale SA	2,521	67,212
Teleperformance SE	143	20,901
TotalEnergies SE	594	40,350
Unibail-Rodamco-Westfield REIT (*)	308	22,690
Verallia SA	1,695	65,514
Vinci SA	2,862	359,448
		1,285,768

The accompanying notes are an integral part of these financial statements.

100  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Germany | 4.0%
Beiersdorf AG	66	$9,889
Deutsche Bank AG	11,112	151,665
Infineon Technologies AG	9,801	408,786
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	101	41,824
Rational AG	17	13,134
SAP SE	318	48,916
SMA Solar Technology AG (*)	278	18,586
Talanx AG	744	53,097
TUI AG (*)	3,919	30,567
		776,464

Greece | 0.6%
Eurobank Ergasias Services & Holdings SA, Class A (*)	24,663	43,778
National Bank of Greece SA (*)	5,784	40,137
Piraeus Financial Holdings SA (*)	7,252	25,563
		109,478

Hong Kong | 1.8%
Link REIT	30,800	172,245
Swire Pacific Ltd., Class A	12,000	101,331
United Energy Group Ltd.	184,000	20,073
WH Group Ltd.	88,000	56,761
		350,410

India | 4.0%
Dr Reddy’s Laboratories Ltd. ADR	4,684	325,913
GAIL India Ltd. GDR	2,319	26,669
Larsen & Toubro Ltd. GDR	622	26,497
Mahindra & Mahindra Ltd. GDR	1,064	22,450
Reliance Industries Ltd. GDR	296	18,500
State Bank of India GDR	4,687	361,836
		781,865

The accompanying notes are an integral part of these financial statements.

Annual Report  101

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Indonesia | 0.7%
Bank Mandiri Persero Tbk. PT ADR	6,948	$109,292
Bank Rakyat Indonesia Persero Tbk. PT ADR	1,138	20,848
First Resources Ltd.	12,500	13,532
		143,672

Ireland | 0.7%
AerCap Holdings NV (*)	1,112	82,644
Ryanair Holdings PLC ADR (*)	375	50,010
		132,654

Israel | 0.3%
Check Point Software Technologies Ltd. (*)	141	21,543
Nova Ltd. (*)	204	28,028
		49,571

Italy | 2.8%
Banco BPM SpA	7,389	39,015
Buzzi SpA	636	19,341
Ferrari NV	736	248,061
Telecom Italia SpA (*)	119,503	38,884
UniCredit SpA	6,999	189,867
		535,168

Japan | 14.4%
Anycolor, Inc. (*)	900	19,754
Bandai Namco Holdings, Inc.	2,400	47,980
Chugai Pharmaceutical Co. Ltd.	3,100	117,540
Daiwa Securities Group, Inc.	3,800	25,468
Denso Corp.	3,900	58,496
East Japan Railway Co.	300	17,258
Honda Motor Co. Ltd.	15,900	164,358
Hyakugo Bank Ltd.	5,200	19,617
Japan Post Bank Co. Ltd.	1,200	12,216
Japan Post Holdings Co. Ltd.	34,200	305,217

The accompanying notes are an integral part of these financial statements.

102  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Japan Tobacco, Inc.	10,500	$271,034
JFE Holdings, Inc.	2,600	40,194
Komatsu Ltd.	2,900	75,551
Lawson, Inc.	1,700	87,740
Mitsubishi Motors Corp.	6,400	20,283
Mitsui & Co. Ltd.	3,400	126,681
Mizuho Financial Group, Inc.	16,400	280,493
MS&AD Insurance Group Holdings, Inc.	1,500	58,867
NGK Insulators Ltd.	5,300	63,155
NSK Ltd.	3,200	17,273
Ono Pharmaceutical Co. Ltd.	5,900	105,382
ORIX Corp.	4,100	76,821
Otsuka Holdings Co. Ltd.	6,000	224,565
Panasonic Holdings Corp.	1,700	16,668
Sega Sammy Holdings, Inc.	1,200	16,734
Shin-Etsu Chemical Co. Ltd.	4,165	174,040
SKY Perfect JSAT Holdings, Inc.	7,700	38,166
SoftBank Corp.	5,300	66,053
Subaru Corp.	1,800	32,848
Takara Holdings, Inc.	2,100	18,404
Tokyo Electron Ltd. ADR	261	23,187
Tokyo Kiraboshi Financial Group, Inc.	800	22,478
Toyota Motor Corp.	6,000	110,141
Yakult Honsha Co. Ltd.	1,600	35,880
		2,790,542

Luxembourg | 0.1%
Reinet Investments SCA	818	20,880

Mexico | 0.9%
Arca Continental SAB de CV	2,000	21,837
Cemex SAB de CV ADR (*)	5,325	41,269
Coca-Cola Femsa SAB de CV ADR	646	61,137
Fibra Uno Administracion SA de CV REIT	11,000	19,757
Kimberly-Clark de Mexico SAB de CV, Class A	16,200	36,415
		180,415

The accompanying notes are an integral part of these financial statements.

Annual Report  103

		Fair
Description	Shares	Value

Lazard International Equity Advantage Portfolio (continued)

Netherlands | 3.5%
ASML Holding NV	514	$388,077
NN Group NV	793	31,371
Wolters Kluwer NV	1,830	260,051
		679,499

Philippines | 0.2%
International Container Terminal Services, Inc.	9,470	41,943

Poland | 0.4%
ORLEN SA	4,745	78,974

Portugal | 0.1%
Jeronimo Martins SGPS SA	770	19,578

Saudi Arabia | 0.8%
Arabian Internet & Communications Services Co.	883	81,498
Saudi Chemical Co. Holding	16,275	18,571
Saudi Telecom Co.	4,367	47,091
		147,160

Singapore | 1.7%
Sembcorp Industries Ltd.	12,700	50,983
Singapore Airlines Ltd.	3,400	16,850
STMicroelectronics NV	5,075	254,646
		322,479

South Africa | 0.4%
Gold Fields Ltd. ADR	3,145	45,477
Momentum Metropolitan Holdings	15,564	18,574
Sappi Ltd.	8,562	20,640
		84,691

South Korea | 4.0%
DB Insurance Co. Ltd.	624	40,473
Doosan Bobcat, Inc.	2,155	83,993

The accompanying notes are an integral part of these financial statements.

104  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Hyundai Rotem Co. Ltd. (*)	648	$13,324
KB Financial Group, Inc.	924	38,647
Kia Corp.	2,845	220,320
Meritz Financial Group, Inc.	1,151	52,740
POSCO Holdings, Inc.	61	23,505
Samsung Electronics Co. Ltd.	5,027	305,742
		778,744

Spain | 2.1%
Banco Santander SA	4,760	19,870
Iberdrola SA	16,263	212,689
Industria de Diseno Textil SA	4,191	182,797
		415,356

Sweden | 1.9%
Atlas Copco AB, A Shares	4,139	71,272
Betsson AB, Class B	4,794	51,568
Boliden AB	1,474	45,986
Fastighets AB Balder, B Shares (*)	18,503	132,145
SKF AB, B Shares	1,775	35,461
Volvo AB, B Shares	1,280	33,275
		369,707

Switzerland | 2.1%
Belimo Holding AG	69	38,062
Logitech International SA	1,391	132,006
Novartis AG	1,127	113,793
UBS Group AG	3,849	119,545
		403,406

Taiwan | 4.6%
Accton Technology Corp.	4,000	67,778
Asia Vital Components Co. Ltd.	2,000	21,759
Delta Electronics, Inc.	21,000	213,877
Grape King Bio Ltd.	6,000	30,487
International Games System Co. Ltd.	3,000	70,707

The accompanying notes are an integral part of these financial statements.

Annual Report  105

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

MediaTek, Inc.	4,000	$131,743
Micro-Star International Co. Ltd.	7,000	46,391
Novatek Microelectronics Corp.	3,000	50,455
Taiwan Semiconductor Manufacturing Co. Ltd.	14,000	269,437
		902,634

Thailand | 0.5%
Bumrungrad Hospital PCL (‡)	10,500	68,293
PTT Exploration & Production PCL (‡)	4,400	19,272
		87,565

Turkey | 0.2%
Haci Omer Sabanci Holding AS ADR	35,538	16,703
Turkcell Iletisim Hizmetleri AS ADR	6,484	31,188
		47,891

United Kingdom | 8.3%
3i Group PLC	3,512	108,107
4imprint Group PLC	340	19,755
Ashtead Group PLC	720	49,889
AstraZeneca PLC ADR	598	40,275
BAE Systems PLC	3,298	46,660
Barclays PLC	28,711	55,923
BP PLC	4,076	24,087
British American Tobacco PLC	5,074	148,071
Britvic PLC	1,136	12,178
Centrica PLC	33,711	60,316
Compass Group PLC	2,288	62,519
Global Ship Lease, Inc., Class A	996	19,741
HSBC Holdings PLC	8,955	72,330
IG Group Holdings PLC	2,320	22,601
International Consolidated Airlines Group SA (*)	49,439	97,453
Investec PLC	4,192	28,299
J Sainsbury PLC	5,389	20,742
Johnson Service Group PLC	23,955	43,217
Man Group PLC	4,559	13,482

The accompanying notes are an integral part of these financial statements.

106  Annual Report

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (continued)

Marks & Spencer Group PLC	18,638	$64,615
NatWest Group PLC	16,487	46,015
RELX PLC	1,271	50,408
Rolls-Royce Holdings PLC (*)	23,795	90,621
Standard Chartered PLC	19,065	161,270
Tesco PLC	9,350	34,586
Unilever PLC	3,108	150,492
Virgin Money UK PLC	16,878	35,246
Vodafone Group PLC	33,630	29,213
		1,608,111

United States | 3.3%
GSK PLC	10,961	202,464
Roche Holding AG	1,101	319,105
Stellantis NV	5,131	120,284
		641,853
Total Common Stocks (Cost $18,224,284)		18,811,759

Preferred Stocks | 3.0%

Brazil | 1.3%
Petroleo Brasileiro SA	31,500	240,794

Germany | 1.7%
Bayerische Motoren Werke AG	3,355	333,196

Total Preferred Stocks (Cost $561,083)		573,990

Warrants | 0.0%

Canada | 0.0%
Constellation Software, Inc. Expires 03/31/40 (*), (¢)	26	0

The accompanying notes are an integral part of these financial statements.

Annual Report  107

Description	Shares	Fair Value

Lazard International Equity Advantage Portfolio (concluded)

Short-Term Investments | 0.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $8,620)	8,620	$8,620

Total Investments | 99.9% (Cost $18,793,987)		$19,394,369

Cash and Other Assets in Excess of Liabilities | 0.1%		26,367

Net Assets | 100.0%		$19,420,736

The accompanying notes are an integral part of these financial statements.

108  Annual Report

		Fair
Description	Shares	Value

Lazard International Equity Portfolio

Common Stocks | 93.7%

Belgium | 0.8%
KBC Group NV	149,125	$9,675,959

Canada | 2.8%
Gildan Activewear, Inc.	447,314	14,792,875
Suncor Energy, Inc.	537,655	17,224,599
		32,017,474

China | 3.8%
Alibaba Group Holding Ltd.	1,254,300	12,121,872
Autohome, Inc. ADR	267,399	7,503,216
ENN Energy Holdings Ltd.	1,021,000	7,505,545
ESR Group Ltd.	3,973,800	5,485,021
Li Ning Co. Ltd.	1,704,500	4,599,132
Sungrow Power Supply Co. Ltd., Class A	512,800	6,322,365
		43,537,151

Denmark | 0.8%
Carlsberg AS, Class B	77,349	9,694,894

Finland | 2.1%
Fortum OYJ	858,301	12,455,499
Nordea Bank Abp	909,635	11,250,877
		23,706,376

France | 12.5%
Air Liquide SA	82,169	15,984,445
Airbus SE	102,435	15,811,692
Bureau Veritas SA	531,429	13,431,149
Capgemini SE	76,626	16,029,657
Engie SA	1,971,224	34,662,304
Orange SA	1,388,375	15,794,787
Pernod Ricard SA	88,907	15,721,432
Thales SA	104,803	15,499,930
		142,935,396

The accompanying notes are an integral part of these financial statements.

Annual Report  109

		Fair
Description	Shares	Value

Lazard International Equity Portfolio (continued)

Germany | 10.7%
Continental AG	230,304	$19,587,436
Covestro AG (*)	210,453	12,240,875
Merck KGaA	120,123	19,106,493
MTU Aero Engines AG	50,976	10,986,983
Rheinmetall AG	47,794	15,150,806
SAP SE	116,145	17,866,057
Siemens Healthineers AG	287,489	16,706,184
Vonovia SE	362,715	11,429,555
		123,074,389

Greece | 0.9%
National Bank of Greece SA (*)	1,441,929	10,006,115

Hong Kong | 1.0%
AIA Group Ltd.	1,373,800	11,932,011

Ireland | 2.0%
Ryanair Holdings PLC ADR (*)	168,270	22,440,487

Israel | 0.3%
Wix.com Ltd. (*)	27,963	3,440,008

Italy | 0.8%
UniCredit SpA	354,969	9,629,503

Japan | 17.2%
Asics Corp.	344,300	10,740,157
Bandai Namco Holdings, Inc.	459,300	9,182,167
BayCurrent Consulting, Inc.	312,400	10,920,690
Daikin Industries Ltd.	94,500	15,350,554
Disco Corp.	52,900	13,017,479
FANUC Corp.	404,100	11,887,669
Hitachi Ltd.	188,900	13,652,069
Kokusai Electric Corp.	435,900	9,444,279
MatsukiyoCocokara & Co.	1,184,900	20,942,841

The accompanying notes are an integral part of these financial statements.

110  Annual Report

		Fair
Description	Shares	Value

Lazard International Equity Portfolio (continued)

Nippon Sanso Holdings Corp.	374,000	$9,973,486
Nitori Holdings Co. Ltd.	87,100	11,636,207
Recruit Holdings Co. Ltd.	266,900	11,394,843
Renesas Electronics Corp. (*)	787,503	14,133,318
Shimadzu Corp.	314,700	8,769,333
Suzuki Motor Corp.	377,300	16,240,776
ZOZO, Inc.	421,100	9,461,773
		196,747,641

Mexico | 1.2%
Arca Continental SAB de CV	1,219,612	13,316,546

Netherlands | 4.0%
Akzo Nobel NV	176,221	14,560,372
ING Groep NV	1,170,421	17,521,431
Universal Music Group NV	467,051	13,337,178
		45,418,981

Singapore | 1.1%
DBS Group Holdings Ltd.	491,220	12,410,548

South Korea | 1.4%
Samsung Electronics Co. Ltd.	261,266	15,890,176

Spain | 1.4%
Industria de Diseno Textil SA	357,160	15,578,041

Sweden | 1.7%
Sandvik AB	890,114	19,265,429

Switzerland | 2.4%
ABB Ltd.	401,346	17,835,450
DSM-Firmenich AG	100,761	10,259,123
		28,094,573

The accompanying notes are an integral part of these financial statements.

Annual Report  111

		Fair
Description	Shares	Value

Lazard International Equity Portfolio (continued)

Taiwan | 1.5%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	163,211	$16,973,944

United Kingdom | 16.0%
3i Group PLC	836,287	25,742,826
AstraZeneca PLC	93,557	12,600,574
BP PLC	3,448,506	20,379,007
Coca-Cola Europacific Partners PLC	251,834	16,752,484
Compass Group PLC	640,955	17,514,041
London Stock Exchange Group PLC	100,164	11,840,764
Reckitt Benckiser Group PLC	135,228	9,329,343
RELX PLC	950,082	37,680,528
Unilever PLC	479,355	23,193,069
WPP PLC	851,853	8,097,732
		183,130,368

United States | 7.3%
Aon PLC, Class A	65,443	19,045,222
Experian PLC	304,431	12,406,102
ICON PLC (*)	79,579	22,526,428
Roche Holding AG	100,563	29,146,389
		83,124,141

Total Common Stocks (Cost $903,312,008)		1,072,040,151

Preferred Stocks | 2.5%

Brazil | 1.2%
Itau Unibanco Holding SA	2,046,000	14,226,918

Germany | 1.3%
Henkel AG & Co. KGaA	178,150	14,328,939

Total Preferred Stocks (Cost $24,351,294)		28,555,857

The accompanying notes are an integral part of these financial statements.

112  Annual Report

		Fair
Description	Shares	Value

Lazard International Equity Portfolio (concluded)

Short-Term Investments | 0.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $9,310,442)	9,310,442	$9,310,442

Total Investments | 97.0% (Cost $936,973,744)		$1,109,906,450

Cash and Other Assets in Excess of Liabilities | 3.0%		34,899,830

Net Assets | 100.0%		$1,144,806,280

The accompanying notes are an integral part of these financial statements.

Annual Report  113

		Fair
Description	Shares	Value

Lazard International Equity Select Portfolio

Common Stocks | 94.2%

Belgium | 1.0%
KBC Group NV	8,238	$534,522

Canada | 1.4%
Suncor Energy, Inc.	23,348	747,989

China | 7.2%
Alibaba Group Holding Ltd.	108,300	1,046,639
Autohome, Inc. ADR	10,820	303,609
ENN Energy Holdings Ltd.	73,500	540,311
ESR Group Ltd.	187,600	258,944
Li Ning Co. Ltd.	122,000	329,184
Sungrow Power Supply Co. Ltd., Class A	47,500	585,632
Tencent Holdings Ltd.	20,400	770,727
		3,835,046

Denmark | 3.9%
Carlsberg AS, Class B	4,378	548,737
Novo Nordisk AS, Class B	14,857	1,536,731
		2,085,468

Finland | 1.3%
Sampo OYJ, A Shares	15,288	669,052

France | 12.8%
Air Liquide SA	4,306	837,652
Airbus SE	7,007	1,081,589
Bureau Veritas SA	28,829	728,614
Capgemini SE	2,830	592,017
Engie SA	81,828	1,438,876
Legrand SA	6,541	681,311
Pernod Ricard SA	3,838	678,674
Thales SA	5,525	817,125
		6,855,858

The accompanying notes are an integral part of these financial statements.

114  Annual Report

		Fair
Description	Shares	Value

Lazard International Equity Select Portfolio (continued)

Germany | 6.8%
Continental AG	9,336	$794,030
Covestro AG (*)	10,247	596,011
Merck KGaA	3,785	602,034
MTU Aero Engines AG	1,488	320,712
SAP SE	4,676	719,288
Siemens Healthineers AG	10,013	581,862
		3,613,937

Hong Kong | 2.0%
AIA Group Ltd.	120,000	1,042,249

India | 2.1%
ICICI Bank Ltd. ADR	47,249	1,126,416

Indonesia | 2.6%
Bank Mandiri Persero Tbk PT	2,132,700	836,597
Telkom Indonesia Persero Tbk. PT ADR	21,972	565,999
		1,402,596

Ireland | 2.7%
Ryanair Holdings PLC ADR (*)	10,884	1,451,490

Japan | 13.0%
Advantest Corp.	15,900	547,508
Bandai Namco Holdings, Inc.	18,000	359,850
Daikin Industries Ltd.	4,200	682,247
Disco Corp.	2,700	664,408
FANUC Corp.	22,600	664,839
Hoya Corp.	6,100	758,651
Nomura Research Institute Ltd.	31,700	918,527
Recruit Holdings Co. Ltd.	13,000	555,013
Renesas Electronics Corp. (*)	39,800	714,291
Shin-Etsu Chemical Co. Ltd.	14,900	622,615
Suzuki Motor Corp.	10,300	443,361
Tokyo Electron Ltd.	200	35,550
		6,966,860

The accompanying notes are an integral part of these financial statements.

Annual Report  115

		Fair
Description	Shares	Value

Lazard International Equity Select Portfolio (continued)

Mexico | 2.0%
Grupo Financiero Banorte SAB de CV, Class O	108,500	$1,091,070

Netherlands | 6.6%
Akzo Nobel NV	8,381	692,486
ASM International NV	1,724	897,759
IMCD NV	3,287	573,527
ING Groep NV	50,482	755,725
Universal Music Group NV	21,164	604,362
		3,523,859

Singapore | 1.0%
DBS Group Holdings Ltd.	21,600	545,718

Switzerland | 3.8%
ABB Ltd.	16,796	746,399
Cie Financiere Richemont SA, Class A	5,082	700,977
DSM-Firmenich AG	5,462	556,121
		2,003,497

Taiwan | 3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	95,000	1,828,321

United Kingdom | 13.3%
BP PLC	287,923	1,701,486
Coca-Cola Europacific Partners PLC	9,120	606,680
Compass Group PLC	46,454	1,269,352
HSBC Holdings PLC	77,044	622,291
London Stock Exchange Group PLC	3,999	472,737
RELX PLC	37,144	1,473,142
Unilever PLC	19,937	964,630
		7,110,318

United States | 7.3%
Aon PLC, Class A	2,839	826,206
Chubb Ltd.	2,892	653,592

The accompanying notes are an integral part of these financial statements.

116  Annual Report

		Fair
Description	Shares	Value

Lazard International Equity Select Portfolio (concluded)

Experian PLC	11,310	$460,902
ICON PLC (*)	2,952	835,623
Roche Holding AG	3,903	1,131,215
		3,907,538

Total Common Stocks (Cost $43,940,935)		50,341,804

Preferred Stocks | 2.3%

Brazil | 1.4%
Itau Unibanco Holding SA	106,500	740,551

Germany | 0.9%
Henkel AG & Co. KGaA	6,159	495,380

Total Preferred Stocks (Cost $960,961)		1,235,931

Short-Term Investments | 1.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $886,429)	886,429	886,429

Total Investments | 98.2% (Cost $45,788,325)		$52,464,164

Cash and Other Assets in Excess of Liabilities | 1.8%		979,787

Net Assets | 100.0%		$53,443,951

The accompanying notes are an integral part of these financial statements.

Annual Report  117

		Fair
Description	Shares	Value

Lazard International Quality Growth Portfolio

Common Stocks | 96.0%

Australia | 1.6%
Computershare Ltd.	244,842	$4,067,915

Canada | 7.3%
Dollarama, Inc.	107,365	7,737,281
National Bank of Canada	73,877	5,631,166
Toromont Industries Ltd.	61,158	5,358,623
		18,727,070

China | 1.8%
Tencent Holdings Ltd.	125,300	4,733,929

Denmark | 3.4%
Coloplast AS, Class B	24,373	2,786,524
Genmab AS (*)	18,563	5,912,897
		8,699,421

France | 7.7%
Legrand SA	51,132	5,325,915
LVMH Moet Hennessy Louis Vuitton SE	10,920	8,857,488
Pernod Ricard SA	31,849	5,631,861
		19,815,264

Germany | 4.6%
SAP SE	47,364	7,285,789
Scout24 SE	65,358	4,624,141
		11,909,930

Hong Kong | 1.5%
AIA Group Ltd.	456,800	3,967,493

India | 3.1%
HDFC Bank Ltd. ADR	120,033	8,055,415

The accompanying notes are an integral part of these financial statements.

118  Annual Report

		Fair
Description	Shares	Value

Lazard International Quality Growth Portfolio (continued)

Israel | 2.4%
Check Point Software Technologies Ltd. (*)	41,128	$6,283,947

Japan | 10.7%
Advantest Corp.	180,000	6,198,210
Hoya Corp.	42,600	5,298,125
Keyence Corp.	12,000	5,260,121
Pigeon Corp.	81,500	937,870
Shimano, Inc.	14,800	2,284,656
SMS Co. Ltd.	152,500	3,121,251
Toei Animation Co. Ltd.	34,100	4,568,597
		27,668,830

Netherlands | 8.8%
ASML Holding NV	13,444	10,150,397
Universal Music Group NV	193,186	5,516,649
Wolters Kluwer NV	48,782	6,932,136
		22,599,182

Norway | 1.9%
AutoStore Holdings Ltd. (*)	929,829	1,826,881
Gjensidige Forsikring ASA	171,681	3,166,579
		4,993,460

South Africa | 2.7%
Clicks Group Ltd.	393,492	7,009,733

Spain | 2.6%
Industria de Diseno Textil SA	156,245	6,814,848

Sweden | 4.6%
Assa Abloy AB, Class B	228,063	6,570,361
Hexagon AB, B Shares	435,910	5,251,887
		11,822,248

Switzerland | 3.7%
Partners Group Holding AG	6,603	9,546,455

The accompanying notes are an integral part of these financial statements.

Annual Report  119

		Fair
Description	Shares	Value

Lazard International Quality Growth Portfolio (continued)

Taiwan | 4.4%
Lotes Co. Ltd.	80,000	$2,778,887
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	83,030	8,635,120
		11,414,007

United Kingdom | 12.6%
Allfunds Group PLC	206,021	1,466,836
Diageo PLC	138,792	5,040,120
Diploma PLC	52,311	2,382,978
London Stock Exchange Group PLC	51,108	6,041,669
RELX PLC	288,414	11,411,581
Unilever PLC	124,507	6,028,717
		32,371,901

United States | 10.6%
Accenture PLC, Class A	24,283	8,521,148
Aon PLC, Class A	30,558	8,892,989
BRP, Inc.	56,228	4,023,651
Experian PLC	141,251	5,756,228
		27,194,016

Total Common Stocks (Cost $227,966,043)		247,695,064

Preferred Stocks | 1.2%

Germany | 1.2%
Sartorius AG (Cost $3,239,539)	8,183	3,010,690

The accompanying notes are an integral part of these financial statements.

120  Annual Report

		Fair
Description	Shares	Value

Lazard International Quality Growth Portfolio (concluded)

Short-Term Investments | 2.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $6,779,522)	6,779,522	$6,779,522

Total Investments | 99.8% (Cost $237,985,104)		$257,485,276

Cash and Other Assets in Excess of Liabilities | 0.2%		442,377

Net Assets | 100.0%		$257,927,653

The accompanying notes are an integral part of these financial statements.

Annual Report  121

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio

Common Stocks | 98.2%

Australia | 6.1%
ALS Ltd.	14,333	$125,143
AUB Group Ltd.	9,422	177,801
GUD Holdings Ltd.	21,379	174,300
National Storage REIT	64,805	101,202
SmartGroup Corp. Ltd.	25,978	153,816
		732,262

Austria | 2.4%
BAWAG Group AG	3,464	183,981
Schoeller-Bleckmann Oilfield Equipment AG	2,270	110,808
		294,789

Belgium | 2.6%
Azelis Group NV	5,382	131,943
Shurgard Self Storage Ltd. REIT	3,694	183,432
		315,375

Canada | 5.2%
Descartes Systems Group, Inc. (*)	1,134	95,278
Dream Industrial REIT	6,774	71,367
Spin Master Corp.	6,530	171,794
Stelco Holdings, Inc.	2,287	86,627
Toromont Industries Ltd.	984	86,218
Trisura Group Ltd. (*)	4,412	113,209
		624,493

Denmark | 0.6%
Royal Unibrew AS	988	65,974

Finland | 1.2%
Kemira OYJ	8,076	149,635

The accompanying notes are an integral part of these financial statements.

122  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

France | 3.5%
Gaztransport Et Technigaz SA	1,045	$138,445
Remy Cointreau SA	1,465	186,132
SOITEC (*)	520	93,359
		417,936

Germany | 8.4%
Covestro AG (*)	2,509	145,934
CTS Eventim AG & Co. KGaA	1,509	104,262
Gerresheimer AG	724	75,410
Hensoldt AG	4,632	124,837
JOST Werke SE	3,120	152,239
Siltronic AG	1,093	106,725
Sirius Real Estate Ltd.	153,163	183,657
Stabilus SE	1,778	121,139
		1,014,203

Greece | 1.8%
Jumbo SA	7,930	219,973

Israel | 0.7%
Israel Discount Bank Ltd., Class A	17,028	84,983

Italy | 7.3%
Italgas SpA	37,038	212,187
OVS SpA	41,371	103,752
Sanlorenzo SpA	3,650	170,661
Sesa SpA	1,060	144,299
SOL SpA	3,562	109,443
Tinexta SpA	5,999	134,655
		874,997

Japan | 28.2%
Ai Holdings Corp.	6,500	107,559
BayCurrent Consulting, Inc.	4,600	160,804
Bell System24 Holdings, Inc.	19,300	239,318

The accompanying notes are an integral part of these financial statements.

Annual Report  123

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

GMO internet group, Inc.	6,000	$108,711
Hulic Co. Ltd.	22,500	234,950
Koito Manufacturing Co. Ltd.	7,400	114,967
MatsukiyoCocokara & Co.	7,700	136,096
MINEBEA MITSUMI, Inc.	6,500	132,981
MISUMI Group, Inc.	7,500	126,492
Nihon Kohden Corp.	6,900	217,924
Nippon Gas Co. Ltd.	12,200	201,004
Persol Holdings Co. Ltd.	69,600	119,063
Relo Group, Inc.	11,800	142,025
Sanken Electric Co. Ltd.	2,000	109,431
Shin Nippon Biomedical Laboratories Ltd.	9,600	115,301
Taiyo Yuden Co. Ltd.	4,100	108,288
TechnoPro Holdings, Inc.	6,535	171,292
Tokyo Century Corp.	13,200	142,548
Toyo Suisan Kaisha Ltd.	2,400	123,606
Trend Micro, Inc.	2,500	133,014
Trusco Nakayama Corp.	6,600	114,520
USS Co. Ltd.	8,200	164,618
Zenkoku Hosho Co. Ltd.	4,742	178,529
		3,403,041

Jersey | 1.8%
JTC PLC	21,195	219,975

Mexico | 1.2%
Arca Continental SAB de CV	13,500	147,402

Netherlands | 5.3%
Aalberts NV	2,487	108,232
Akzo Nobel NV	2,076	171,531
Arcadis NV	3,503	189,392
ASM International NV	316	164,555
		633,710

Norway | 0.7%
Crayon Group Holding ASA (*)	10,735	89,314

The accompanying notes are an integral part of these financial statements.

124  Annual Report

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (continued)

Portugal | 0.7%
Galp Energia SGPS SA	5,922	$87,113

Spain | 1.2%
Bankinter SA	21,776	139,360

Sweden | 1.0%
Lindab International AB	6,173	121,844

Switzerland | 2.3%
Emmi AG	137	148,578
Tecan Group AG	315	128,681
		277,259

United Kingdom | 15.1%
Allfunds Group PLC	16,656	118,588
Auto Trader Group PLC	15,811	145,180
Britvic PLC	11,150	119,533
ConvaTec Group PLC	56,012	174,242
Dowlais Group PLC	107,780	146,345
Genuit Group. PLC	30,797	158,034
GlobalData PLC	54,691	136,473
JET2 PLC	10,000	158,650
Life Science REIT PLC	118,929	95,663
Marlowe PLC (*)	13,413	73,431
Urban Logistics REIT PLC	122,941	199,233
Volution Group PLC	26,617	146,597
Weir Group PLC	6,119	146,920
		1,818,889

United States | 0.9%
ICON PLC (*)	378	107,000

Total Common Stocks (Cost $11,497,696)		11,839,527

The accompanying notes are an integral part of these financial statements.

Annual Report  125

Description	Shares	Fair Value

Lazard International Small Cap Equity Portfolio (concluded)

Short-Term Investments | 0.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $79,798)	79,798	$79,798

Total Investments | 98.9% (Cost $11,577,494)		$11,919,325

Cash and Other Assets in Excess of Liabilities | 1.1%		132,608

Net Assets | 100.0%		$12,051,933

The accompanying notes are an integral part of these financial statements.

126  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio

Common Stocks | 98.5%

Belgium | 1.0%
KBC Group NV	680,982	$44,185,440

Canada | 4.6%
Canadian Pacific Kansas City Ltd.	716,771	56,712,027
National Bank of Canada	825,678	62,936,099
Suncor Energy, Inc.	2,473,823	79,252,697
		198,900,823

China | 1.3%
Alibaba Group Holding Ltd. ADR	453,470	35,148,460
ESR Group Ltd.	13,735,400	18,958,920
		54,107,380

Denmark | 9.6%
Carlsberg AS, Class B	757,114	94,896,379
Genmab AS (*)	137,410	43,769,389
Novo Nordisk AS, Class B	2,207,678	228,350,809
Vestas Wind Systems AS (*)	1,558,276	49,539,237
		416,555,814

Finland | 1.8%
Sampo OYJ, A Shares	1,759,067	76,982,460

France | 7.7%
Airbus SE	722,160	111,471,387
Engie SA	4,219,050	74,188,421
Pernod Ricard SA	448,183	79,252,237
Thales SA	474,197	70,131,773
		335,043,818

Germany | 8.7%
Continental AG	942,161	80,131,125
Gerresheimer AG	444,976	46,347,305

The accompanying notes are an integral part of these financial statements.

Annual Report  127

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Infineon Technologies AG	1,096,689	$45,741,336
Merck KGaA	387,962	61,708,359
Schott Pharma AG & Co. KGaA	1,044,676	38,755,420
Siemens AG	555,239	104,146,223
		376,829,768

Hong Kong | 1.3%
AIA Group Ltd.	6,624,400	57,535,602

India | 1.2%
HDFC Bank Ltd.	2,533,569	51,974,829

Ireland | 2.4%
Ryanair Holdings PLC ADR (*)	783,824	104,530,769

Israel | 2.3%
Bank Leumi Le-Israel BM	11,178,702	89,851,662
Wix.com Ltd. (*)	90,261	11,103,908
		100,955,570

Italy | 1.2%
UniCredit SpA	1,965,951	53,331,784

Japan | 13.7%
Advantest Corp.	2,094,500	72,123,058
BayCurrent Consulting, Inc.	1,898,900	66,380,599
Daikin Industries Ltd.	384,400	62,441,829
FANUC Corp.	1,888,300	55,549,333
Hoya Corp.	763,400	94,943,390
Kobe Bussan Co. Ltd.	1,621,700	47,858,705
Koito Manufacturing Co. Ltd.	2,670,600	41,490,769
Kokusai Electric Corp.	446,200	9,667,440
Renesas Electronics Corp. (*)	4,226,500	75,853,007
Suzuki Motor Corp.	1,091,772	46,995,028
Tokyo Electron Ltd.	126,100	22,414,351
		595,717,509

The accompanying notes are an integral part of these financial statements.

128  Annual Report

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (continued)

Mexico | 2.2%
Arca Continental SAB de CV	8,493,700	$92,739,940

Netherlands | 5.5%
Akzo Nobel NV	608,655	50,290,505
ASML Holding NV	172,003	129,864,529
Universal Music Group NV	2,076,401	59,294,019
		239,449,053

Portugal | 1.6%
EDP - Energias de Portugal SA	13,384,871	67,624,216

Singapore | 1.5%
DBS Group Holdings Ltd.	2,560,300	64,685,324

Sweden | 1.9%
Hexagon AB, B Shares	6,946,930	83,697,307

Switzerland | 2.1%
ABB Ltd.	2,018,173	89,685,768

Taiwan | 2.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	5,013,000	96,477,607

United Kingdom | 14.4%
Allfunds Group PLC	5,479,082	39,010,184
Coca-Cola Europacific Partners PLC	1,500,557	99,819,949
Compass Group PLC	3,565,620	97,430,262
HSBC Holdings PLC	11,846,999	95,689,257
Informa PLC	6,595,357	65,477,276
RELX PLC	4,529,553	179,643,388
WPP PLC	5,073,958	48,233,150
		625,303,466

The accompanying notes are an integral part of these financial statements.

Annual Report  129

Description	Shares	Fair Value

Lazard International Strategic Equity Portfolio (concluded)

United States | 10.3%
Accenture PLC, Class A	278,598	$97,762,824
Aon PLC, Class A	378,745	110,222,370
Chubb Ltd.	251,569	56,854,594
Experian PLC	1,543,605	62,904,635
ICON PLC (*)	423,034	119,748,235
		447,492,658

Total Common Stocks (Cost $3,287,608,087)		4,273,806,905

Short-Term Investments | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $64,496,351)	64,496,351	64,496,351

Total Investments | 100.0% (Cost $3,352,104,438)		$4,338,303,256

Liabilities in Excess of Cash and Other Assets | 0.0%		(334,886)

Net Assets | 100.0%		$4,337,968,370

The accompanying notes are an integral part of these financial statements.

130  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio

Common Stocks | 99.3%

Australia | 2.2%
Brambles Ltd.	10,176	$94,221
Coles Group Ltd.	10,191	111,663
Medibank Pvt Ltd.	15,325	37,138
Telstra Group Ltd.	55,440	149,381
		392,403

Austria | 0.4%
CA Immobilien Anlagen AG	1,894	67,869

Bermuda | 0.2%
RenaissanceRe Holdings Ltd.	233	45,668

Canada | 4.1%
CGI, Inc. (*)	754	80,775
Dollarama, Inc.	670	48,284
Great-West Lifeco, Inc.	1,878	62,163
Hydro One Ltd.	1,331	39,878
Loblaw Cos. Ltd.	1,945	188,298
Manulife Financial Corp.	2,284	50,470
Metro, Inc.	4,155	215,080
Teekay Tankers Ltd., Class A	1,123	56,116
		741,064

China | 0.5%
BOC Hong Kong Holdings Ltd.	16,000	43,296
Wilmar International Ltd.	16,300	43,985
		87,281

Denmark | 1.0%
Novo Nordisk AS, Class B	1,730	178,942

The accompanying notes are an integral part of these financial statements.

Annual Report  131

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

France | 1.5%
Cie Generale des Etablissements Michelin SCA	1,727	$62,056
Orange SA	18,782	213,673
		275,729

Germany | 0.4%
Beiersdorf AG	444	66,524

Hong Kong | 1.0%
Jardine Matheson Holdings Ltd.	1,200	49,396
Link REIT	7,700	43,061
Sun Hung Kai Properties Ltd.	5,000	53,809
WH Group Ltd.	63,500	40,958
		187,224

Israel | 0.2%
Bezeq The Israeli Telecommunication Corp. Ltd.	32,877	44,679

Italy | 0.5%
Banco BPM SpA	8,164	43,107
Ferrari NV	132	44,489
		87,596

Japan | 16.3%
ANA Holdings, Inc. (*)	1,900	41,174
Central Japan Railway Co.	3,000	76,066
Chubu Electric Power Co., Inc.	9,800	126,450
Chugoku Electric Power Co., Inc.	6,300	45,093
Daiwa Securities Group, Inc.	5,400	36,192
East Japan Railway Co.	1,100	63,281
Ezaki Glico Co. Ltd.	1,600	47,320
Hachijuni Bank Ltd.	18,000	100,085
Japan Post Bank Co. Ltd.	17,400	177,127
Japan Post Holdings Co. Ltd.	30,800	274,873
Japan Real Estate Investment Corp. REIT	36	148,917
Japan Tobacco, Inc.	2,300	59,369

The accompanying notes are an integral part of these financial statements.

132  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

KDDI Corp.	3,200	$101,594
Kyushu Railway Co.	4,800	105,658
Lawson, Inc.	2,900	149,674
Mebuki Financial Group, Inc.	14,500	43,982
Mizuho Financial Group, Inc.	3,700	63,282
MS&AD Insurance Group Holdings, Inc.	3,000	117,735
Nagoya Railroad Co. Ltd.	2,700	43,243
Ono Pharmaceutical Co. Ltd.	6,400	114,313
Osaka Gas Co. Ltd.	10,100	210,805
Otsuka Holdings Co. Ltd.	3,600	134,739
Rengo Co. Ltd.	6,200	41,274
Sega Sammy Holdings, Inc.	6,400	89,251
Seven & i Holdings Co. Ltd.	1,100	43,566
Shizuoka Financial Group, Inc.	6,500	54,989
SoftBank Corp.	3,500	43,620
Sompo Holdings, Inc.	900	43,947
Toho Co. Ltd.	1,300	43,893
Tokyo Gas Co. Ltd.	10,800	247,583
Yamaguchi Financial Group, Inc.	5,700	50,939
		2,940,034

Netherlands | 0.5%
Koninklijke Ahold Delhaize NV	1,497	42,983
Koninklijke KPN NV	11,600	39,933
		82,916

New Zealand | 0.6%
Spark New Zealand Ltd.	32,315	105,852

Norway | 0.3%
Orkla ASA	6,394	49,574

Singapore | 0.8%
Jardine Cycle & Carriage Ltd.	4,000	89,934
Sembcorp Industries Ltd.	11,600	46,567
		136,501

The accompanying notes are an integral part of these financial statements.

Annual Report  133

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Switzerland | 0.9%
Swisscom AG	286	$172,103

United Kingdom | 3.5%
BAE Systems PLC	9,538	134,943
HSBC Holdings PLC	13,391	108,160
IG Group Holdings PLC	5,266	51,299
RELX PLC	2,639	104,663
Serco Group PLC	18,656	38,411
Standard Chartered PLC	2,238	18,931
Unilever PLC	2,703	130,782
Vodafone Group PLC	42,303	36,748
		623,937

United States | 64.4%
AbbVie, Inc.	683	105,845
Agree Realty Corp. REIT	3,016	189,857
Allison Transmission Holdings, Inc.	1,348	78,386
Alnylam Pharmaceuticals, Inc. (*)	229	43,833
Alphabet, Inc., Class C (*)	1,059	149,245
Altria Group, Inc.	2,938	118,519
Amdocs Ltd.	1,647	144,755
Ameren Corp.	1,460	105,616
American Homes 4 Rent, Class A REIT	1,165	41,893
AMN Healthcare Services, Inc. (*)	822	61,551
Aon PLC, Class A	414	120,482
AptarGroup, Inc.	579	71,576
Arcosa, Inc.	567	46,857
Assurant, Inc.	444	74,810
AT&T, Inc.	4,012	67,321
Atmos Energy Corp.	1,194	138,385
Automatic Data Processing, Inc.	297	69,192
Biogen, Inc. (*)	270	69,868
Boston Scientific Corp. (*)	840	48,560
Brady Corp., Class A	757	44,428
Bristol-Myers Squibb Co.	4,897	251,265

The accompanying notes are an integral part of these financial statements.

134  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Broadcom, Inc.	99	$110,509
Cadence Design Systems, Inc. (*)	147	40,038
Cal-Maine Foods, Inc.	2,092	120,060
Campbell Soup Co.	1,025	44,311
Cardinal Health, Inc.	449	45,259
Casey’s General Stores, Inc.	181	49,728
Cboe Global Markets, Inc.	721	128,742
CDW Corp.	501	113,887
Cencora, Inc.	915	187,923
Centene Corp. (*)	893	66,270
Chubb Ltd.	401	90,626
Cigna Group	284	85,044
Cirrus Logic, Inc. (*)	522	43,425
Cisco Systems, Inc.	3,267	165,049
Clorox Co.	696	99,243
Cognizant Technology Solutions Corp., Class A	930	70,243
Colgate-Palmolive Co.	2,762	220,159
Comcast Corp., Class A	1,371	60,118
CommVault Systems, Inc. (*)	816	65,158
Concentrix Corp.	530	52,051
Consolidated Edison, Inc.	2,293	208,594
Corebridge Financial, Inc.	2,506	54,280
Coterra Energy, Inc.	3,458	88,248
CVS Health Corp.	2,187	172,686
DaVita, Inc. (*)	440	46,094
Deckers Outdoor Corp. (*)	69	46,122
Electronic Arts, Inc.	1,066	145,839
Elevance Health, Inc.	118	55,644
Eli Lilly & Co.	73	42,553
Enact Holdings, Inc.	1,569	45,328
Entergy Corp.	1,584	160,285
Everest Group Ltd.	258	91,224
Fiserv, Inc. (*)	1,106	146,921
General Mills, Inc.	2,394	155,945
Gilead Sciences, Inc.	3,456	279,971
Global Payments, Inc.	408	51,816

The accompanying notes are an integral part of these financial statements.

Annual Report  135

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Globe Life, Inc.	1,035	$125,980
GoDaddy, Inc., Class A (*)	491	52,125
GSK PLC	5,236	96,716
H&R Block, Inc.	1,097	53,062
Haemonetics Corp. (*)	469	40,104
Hartford Financial Services Group, Inc.	566	45,495
Hershey Co.	1,069	199,304
Humana, Inc.	93	42,576
Huron Consulting Group, Inc. (*)	435	44,718
Ingredion, Inc.	402	43,629
International Seaways, Inc.	1,144	52,029
J M Smucker Co.	469	59,272
Johnson & Johnson	253	39,655
Juniper Networks, Inc.	1,623	47,846
Kellanova	2,001	111,876
Kimberly-Clark Corp.	2,129	258,695
Kroger Co.	2,003	91,557
Lockheed Martin Corp.	93	42,151
M&T Bank Corp.	371	50,857
MasterCard, Inc., Class A	176	75,066
McDonald’s Corp.	496	147,069
McKesson Corp.	246	113,893
Merck & Co., Inc.	1,885	205,503
Meta Platforms, Inc., Class A (*)	132	46,723
Microsoft Corp.	117	43,997
Molina Healthcare, Inc. (*)	190	68,649
MSC Industrial Direct Co., Inc. Class A	755	76,451
National Fuel Gas Co.	1,979	99,286
Neurocrine Biosciences, Inc. (*)	378	49,805
NewMarket Corp.	258	140,824
NiSource, Inc.	3,480	92,394
Northrop Grumman Corp.	101	47,282
NVR, Inc. (*)	5	35,002
PACCAR, Inc.	480	46,872
PepsiCo, Inc.	1,210	205,506
Pfizer, Inc.	1,277	36,765

The accompanying notes are an integral part of these financial statements.

136  Annual Report

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (continued)

Pinnacle West Capital Corp.	646	$46,409
PNM Resources, Inc.	1,946	80,954
Procter & Gamble Co.	1,721	252,195
Public Service Enterprise Group, Inc.	671	41,032
QUALCOMM, Inc.	560	80,993
Qualys, Inc. (*)	482	94,607
Regeneron Pharmaceuticals, Inc. (*)	122	107,151
RingCentral, Inc., Class A (*)	449	15,244
Roche Holding AG	1,079	312,729
Sanofi SA	411	40,747
SBA Communications Corp. REIT	405	102,744
Sempra	745	55,674
Super Micro Computer, Inc. (*)	172	48,893
Synopsys, Inc. (*)	148	76,207
TJX Cos., Inc.	1,118	104,880
Tradeweb Markets, Inc., Class A	494	44,895
Travelers Cos., Inc.	193	36,765
United Therapeutics Corp. (*)	213	46,837
UnitedHealth Group, Inc.	190	100,029
VeriSign, Inc. (*)	420	86,503
Verizon Communications, Inc.	5,912	222,882
Vertex Pharmaceuticals, Inc. (*)	131	53,303
W. R. Berkley Corp.	619	43,776
Walmart, Inc.	958	151,029
Waste Management, Inc.	828	148,295
WD-40 Co.	277	66,222
Western Union Co.	4,290	51,137
White Mountains Insurance Group Ltd.	50	75,250
Willis Towers Watson PLC	181	43,657
WK Kellogg Co.	502	6,596
WP Carey, Inc. REIT	769	49,839
Xcel Energy, Inc.	2,010	124,439
Zoom Video Communications, Inc. Class A (*)	584	41,995
		11,574,279

The accompanying notes are an integral part of these financial statements.

Annual Report  137

Description	Shares	Fair Value

Lazard Managed Equity Volatility Portfolio (concluded)

Total Common Stocks (Cost $16,719,711)		$17,860,175

Warrants | 0.0%

Canada | 0.0%
Constellation Software, Inc. Expires 03/31/40 (*), (¢) (Cost $0)	22	0

Short-Term Investments | 0.6%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $107,656)	107,656	107,656

Total Investments | 99.9% (Cost $16,827,367)		$17,967,831

Cash and Other Assets in Excess of Liabilities | 0.1%		13,483

Net Assets | 100.0%		$17,981,314

The accompanying notes are an integral part of these financial statements.

138  Annual Report

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio

Common Stocks | 96.5%

Capital Markets | 9.0%
S&P Global, Inc.	41,404	$18,239,290

Commercial Services & Supplies | 4.4%
Waste Management, Inc.	50,261	9,001,745

Construction Materials | 4.1%
Vulcan Materials Co.	36,287	8,237,512

Distributors | 3.5%
LKQ Corp.	147,768	7,061,833

Entertainment | 3.2%
Live Nation Entertainment, Inc. (*)	69,923	6,544,793

Financial Services | 9.2%
Fidelity National Information Services, Inc.	151,903	9,124,813
Visa, Inc., A Shares	36,447	9,488,977
		18,613,790

Health Care Providers & Services | 11.8%
Laboratory Corp. of America Holdings	105,681	24,020,234

Hotels, Restaurants & Leisure | 4.7%
McDonald’s Corp.	31,969	9,479,128

Interactive Media & Services | 9.6%
Alphabet, Inc., Class A (*)	139,900	19,542,631

IT Services | 4.5%
VeriSign, Inc. (*)	44,218	9,107,139

Machinery | 4.6%
Otis Worldwide Corp.	104,318	9,333,331

The accompanying notes are an integral part of these financial statements.

Annual Report   139

Description	Shares	Fair Value

Lazard US Equity Concentrated Portfolio (concluded)

Personal Care Products | 1.6%
Estee Lauder Cos., Inc., Class A	21,761	$3,182,546

Professional Services | 4.2%
Verisk Analytics, Inc.	35,660	8,517,748

Semiconductors & Semiconductor Equipment | 9.2%
Analog Devices, Inc.	56,352	11,189,253
Skyworks Solutions, Inc.	66,674	7,495,491
		18,684,744

Software | 2.6%
Oracle Corp.	50,310	5,304,183

Specialized REITs | 10.3%
Crown Castle, Inc.	92,861	10,696,659
Public Storage	33,336	10,167,480
		20,864,139

Total Common Stocks (Cost $129,434,291)		195,734,786

Short-Term Investments | 4.4%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $8,991,911)	8,991,911	8,991,911

Total Investments | 100.9% (Cost $138,426,202)		$204,726,697

Liabilities in Excess of Cash and Other Assets | (0.9)%		(1,804,285)

Net Assets | 100.0%		$202,922,412

The accompanying notes are an integral part of these financial statements.

140   Annual Report

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio

Common Stocks | 95.2%

Automobile Components | 0.8%
Aptiv PLC (*)	8,693	$779,936

Banks | 3.0%
Bank of America Corp.	81,482	2,743,499

Broadline Retail | 6.1%
Amazon.com, Inc. (*)	37,186	5,650,041

Capital Markets | 7.7%
Goldman Sachs Group, Inc.	8,443	3,257,056
Intercontinental Exchange, Inc.	29,781	3,824,774
		7,081,830

Commercial Services & Supplies | 2.9%
Waste Management, Inc.	14,649	2,623,636

Consumer Finance | 3.2%
American Express Co.	15,615	2,925,314

Consumer Staples Distribution & Retail | 2.5%
Sysco Corp.	30,908	2,260,302

Containers & Packaging | 2.1%
Avery Dennison Corp.	9,498	1,920,116

Financial Services | 4.2%
Visa, Inc., A Shares	14,649	3,813,867

Ground Transportation | 3.3%
Norfolk Southern Corp.	12,717	3,006,044

Health Care Equipment & Supplies | 2.0%
Medtronic PLC	21,893	1,803,545

The accompanying notes are an integral part of these financial statements.

Annual Report   141

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (continued)

Health Care Providers & Services | 3.8%
UnitedHealth Group, Inc.	6,580	$3,464,173

Hotels, Restaurants & Leisure | 3.3%
McDonald’s Corp.	10,142	3,007,204

Industrial Conglomerates | 3.4%
Honeywell International, Inc.	14,971	3,139,568

Industrial REITs | 2.2%
Prologis, Inc.	15,454	2,060,018

Insurance | 4.0%
Marsh & McLennan Cos., Inc.	19,478	3,690,497

Interactive Media & Services | 7.6%
Alphabet, Inc., Class A (*)	50,225	7,015,930

IT Services | 3.0%
Accenture PLC, Class A	7,912	2,776,400

Life Sciences Tools & Services | 6.2%
Danaher Corp.	16,039	3,710,462
IQVIA Holdings, Inc. (*)	8,693	2,011,387
		5,721,849

Oil, Gas & Consumable Fuels | 3.3%
ConocoPhillips	25,976	3,015,034

Personal Care Products | 1.6%
Estee Lauder Cos., Inc., Class A	10,303	1,506,814

Pharmaceuticals | 2.8%
Johnson & Johnson	16,420	2,573,671

The accompanying notes are an integral part of these financial statements.

142   Annual Report

Description	Shares	Fair Value

Lazard US Equity Focus Portfolio (concluded)

Semiconductors & Semiconductor Equipment | 6.3%
Analog Devices, Inc.	17,868	$3,547,870
Applied Materials, Inc.	13,683	2,217,604
		5,765,474

Software | 9.9%
Microsoft Corp.	24,147	9,080,238

Total Common Stocks (Cost $59,650,282)		87,425,000

Short-Term Investments | 4.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $4,475,120)	4,475,120	4,475,120

Total Investments | 100.1% (Cost $64,125,402)		$91,900,120

Liabilities in Excess of Cash and Other Assets | (0.1)%		(46,476)

Net Assets | 100.0%		$91,853,644

The accompanying notes are an integral part of these financial statements.

Annual Report   143

Description	Shares	Fair Value

Lazard US Small Cap Equity Select Portfolio

Common Stocks | 97.5%

Aerospace & Defense | 1.0%
Curtiss-Wright Corp.	1,780	$396,566

Automobile Components | 1.4%
Gentherm, Inc. (*)	10,799	565,436

Banks | 7.7%
Comerica, Inc.	9,646	538,343
Commerce Bancshares, Inc.	15,478	826,680
Home BancShares, Inc.	32,646	826,923
Wintrust Financial Corp.	9,216	854,784
		3,046,730

Biotechnology | 2.6%
Halozyme Therapeutics, Inc. (*)	11,327	418,646
United Therapeutics Corp. (*)	2,754	605,577
		1,024,223

Building Products | 2.4%
Carlisle Cos., Inc.	1,593	497,701
Hayward Holdings, Inc. (*)	32,065	436,084
		933,785

Capital Markets | 4.2%
Evercore, Inc., Class A	3,282	561,386
StepStone Group, Inc., Class A	12,669	403,254
Stifel Financial Corp.	10,264	709,756
		1,674,396

Chemicals | 1.6%
Ingevity Corp. (*)	8,817	416,339
Livent Corp. (*)	12,312	221,370
		637,709

The accompanying notes are an integral part of these financial statements.

144   Annual Report

Description	Shares	Fair Value

Lazard US Small Cap Equity Select Portfolio (continued)

Commercial Services & Supplies | 1.0%
Vestis Corp.	17,752	$375,277

Communications Equipment | 2.0%
Ciena Corp. (*)	10,593	476,791
F5, Inc. (*)	1,751	313,394
		790,185

Construction Materials | 0.8%
Eagle Materials, Inc.	1,635	331,643

Consumer Staples Distribution & Retail | 2.7%
BJ’s Wholesale Club Holdings, Inc. (*)	6,155	410,292
Chefs’ Warehouse Inc. (*)	9,319	274,258
U.S. Foods Holding Corp. (*)	8,765	398,019
		1,082,569

Containers & Packaging | 2.7%
Avery Dennison Corp.	2,540	513,486
Graphic Packaging Holding Co.	23,169	571,116
		1,084,602

Electrical Equipment | 2.4%
Array Technologies, Inc. (*)	19,539	328,255
EnerSys	6,021	607,880
		936,135

Electronic Equipment, Instruments & Components | 1.2%
Cognex Corp.	11,686	487,774

Energy Equipment & Services | 2.7%
Cactus, Inc., Class A	13,374	607,180
Liberty Energy, Inc.	24,859	450,942
		1,058,122

The accompanying notes are an integral part of these financial statements.

Annual Report   145

Description	Shares	Fair Value

Lazard US Small Cap Equity Select Portfolio (continued)

Entertainment | 1.3%
Take-Two Interactive Software, Inc. (*)	3,084	$496,370

Gas Utilities | 1.9%
New Jersey Resources Corp.	16,965	756,300

Health Care Equipment & Supplies | 5.4%
Enovis Corp. (*)	7,356	412,083
Envista Holdings Corp. (*)	20,721	498,547
Lantheus Holdings, Inc. (*)	9,715	602,330
QuidelOrtho Corp. (*)	8,114	598,002
		2,110,962

Health Care Providers & Services | 1.5%
Henry Schein, Inc. (*)	7,633	577,894

Health Care Technology | 1.1%
Phreesia, Inc. (*)	18,204	421,423

Hotel & Resort REITs | 1.1%
Summit Hotel Properties, Inc.	61,745	414,926

Hotels, Restaurants & Leisure | 3.1%
Brinker International, Inc. (*)	11,791	509,135
Kura Sushi USA, Inc., Class A (*)	2,784	211,584
Wyndham Hotels & Resorts, Inc.	6,266	503,849
		1,224,568

Household Durables | 1.6%
Helen of Troy Ltd. (*)	5,355	646,938

Insurance | 3.7%
Globe Life, Inc.	3,707	451,216
Hanover Insurance Group, Inc.	3,280	398,258
Reinsurance Group of America, Inc.	3,717	601,336
		1,450,810

The accompanying notes are an integral part of these financial statements.

146   Annual Report

Description	Shares	Fair Value

Lazard US Small Cap Equity Select Portfolio (continued)

Interactive Media & Services | 3.9%
Cars.com, Inc. (*)	29,893	$567,070
Ziff Davis, Inc. (*)	8,446	567,487
ZoomInfo Technologies, Inc. (*)	21,688	401,011
		1,535,568

IT Services | 1.3%
Squarespace, Inc., Class A (*)	15,294	504,855

Leisure Products | 1.3%
Brunswick Corp.	5,213	504,358

Life Sciences Tools & Services | 4.1%
AbCellera Biologics, Inc. (*)	72,085	411,605
Charles River Laboratories International, Inc. (*)	2,421	572,325
ICON PLC (*)	1,245	352,422
Stevanato Group SpA	9,852	268,861
		1,605,213

Machinery | 4.9%
Columbus McKinnon Corp.	12,477	486,852
Gates Industrial Corp. PLC (*)	33,685	452,053
Middleby Corp. (*)	4,853	714,216
Nordson Corp.	1,086	286,878
		1,939,999

Oil, Gas & Consumable Fuels | 3.5%
Antero Resources Corp. (*)	32,039	726,645
Magnolia Oil & Gas Corp., Class A	31,046	660,969
		1,387,614

Professional Services | 3.9%
Jacobs Solutions, Inc.	4,095	531,531
Leidos Holdings, Inc.	3,332	360,656
Sterling Check Corp. (*)	46,339	645,039
		1,537,226

The accompanying notes are an integral part of these financial statements.

Annual Report   147

Description	Shares	Fair Value

Lazard US Small Cap Equity Select Portfolio (continued)

Residential REITs | 1.4%
Camden Property Trust	5,483	$544,407

Retail REITs | 1.6%
Brixmor Property Group, Inc.	27,146	631,687

Semiconductors & Semiconductor Equipment | 2.7%
Allegro MicroSystems, Inc. (*)	9,478	286,899
MKS Instruments, Inc.	4,712	484,723
Onto Innovation, Inc. (*)	1,853	283,324
		1,054,946

Software | 6.0%
CyberArk Software Ltd. (*)	1,517	332,299
Dolby Laboratories, Inc., Class A	5,432	468,130
Dynatrace, Inc. (*)	6,544	357,891
N-able, Inc. (*)	35,523	470,679
PTC, Inc. (*)	2,277	398,384
Tyler Technologies, Inc. (*)	848	354,566
		2,381,949

Specialized REITs | 1.4%
CubeSmart	11,796	546,745

Specialty Retail | 3.2%
Five Below, Inc. (*)	2,492	531,195
RH (*)	887	258,543
Warby Parker, Inc., Class A (*)	33,481	472,082
		1,261,820

Textiles, Apparel & Luxury Goods | 1.2%
Steven Madden Ltd.	10,911	458,262

Total Common Stocks (Cost $31,583,431)		38,419,992

The accompanying notes are an integral part of these financial statements.

148   Annual Report

Description	Shares	Fair Value

Lazard US Small Cap Equity Select Portfolio (concluded)

Total Investments | 97.5% (Cost $31,583,431)		$38,419,992

Cash and Other Assets in Excess of Liabilities | 2.5%		993,874

Net Assets | 100.0%		$39,413,866

The accompanying notes are an integral part of these financial statements.

Annual Report   149

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio

Common Stocks | 96.9%

Automobile Components | 0.9%
Aptiv PLC (*)	1,137	$102,012

Banks | 2.4%
Commerce Bancshares, Inc.	5,401	288,467

Building Products | 2.0%
Carlisle Cos., Inc.	266	83,107
Trane Technologies PLC	618	150,730
		233,837

Capital Markets | 5.5%
Charles Schwab Corp.	4,726	325,149
Intercontinental Exchange, Inc.	2,492	320,047
		645,196

Chemicals | 0.3%
Livent Corp. (*)	1,974	35,493

Commercial Services & Supplies | 3.3%
MSA Safety, Inc.	578	97,584
Waste Management, Inc.	1,655	296,410
		393,994

Communications Equipment | 1.8%
Cisco Systems, Inc.	4,107	207,486

Consumer Finance | 1.6%
American Express Co.	1,037	194,272

Consumer Staples Distribution & Retail | 1.5%
Sysco Corp.	2,393	175,000

The accompanying notes are an integral part of these financial statements.

150   Annual Report

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (continued)

Containers & Packaging | 2.5%
Avery Dennison Corp.	917	$185,381
Ball Corp.	1,994	114,695
		300,076

Electrical Equipment | 2.6%
Rockwell Automation, Inc.	857	266,081
Shoals Technologies Group, Inc., Class A (*)	2,985	46,387
		312,468

Electronic Equipment, Instruments & Components | 1.9%
Amphenol Corp., Class A	1,396	138,385
Cognex Corp.	2,094	87,404
		225,789

Financial Services | 3.8%
Visa, Inc., A Shares	1,735	451,707

Ground Transportation | 2.2%
Norfolk Southern Corp.	1,097	259,309

Health Care Equipment & Supplies | 3.7%
Boston Scientific Corp. (*)	4,147	239,738
Lantheus Holdings, Inc. (*)	1,176	72,912
Medtronic PLC	1,595	131,396
		444,046

Health Care Providers & Services | 5.6%
Humana, Inc.	359	164,354
UnitedHealth Group, Inc.	953	501,726
		666,080

Household Products | 2.5%
Procter & Gamble Co.	2,014	295,132

The accompanying notes are an integral part of these financial statements.

Annual Report   151

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (continued)

Industrial REITs | 2.5%
Prologis, Inc.	2,213	$294,993

IT Services | 3.7%
Accenture PLC, Class A	1,236	433,725

Life Sciences Tools & Services | 9.1%
Agilent Technologies, Inc.	1,456	202,428
Danaher Corp.	1,383	319,943
Fortrea Holdings, Inc. (*)	1,775	61,947
IQVIA Holdings, Inc. (*)	798	184,641
Thermo Fisher Scientific, Inc.	582	308,920
		1,077,879

Machinery | 4.9%
Deere & Co.	498	199,135
Nordson Corp.	538	142,118
Watts Water Technologies, Inc., Class A	558	116,254
Xylem, Inc.	1,037	118,591
		576,098

Personal Care Products | 1.1%
Estee Lauder Cos., Inc., Class A	897	131,186

Pharmaceuticals | 3.7%
Johnson & Johnson	1,067	167,242
Zoetis, Inc.	1,396	275,528
		442,770

Semiconductors & Semiconductor Equipment | 5.5%
Analog Devices, Inc.	1,934	384,015
Applied Materials, Inc.	1,176	190,594
ON Semiconductor Corp. (*)	877	73,256
		647,865

The accompanying notes are an integral part of these financial statements.

152   Annual Report

Description	Shares	Fair Value

Lazard US Sustainable Equity Portfolio (concluded)

Software | 18.2%
Adobe, Inc. (*)	339	$202,248
CyberArk Software Ltd. (*)	558	122,230
Intuit, Inc.	379	236,886
Microsoft Corp.	3,230	1,214,609
Salesforce, Inc. (*)	1,416	372,606
		2,148,579

Specialty Retail | 3.0%
Home Depot, Inc.	1,037	359,372

Textiles, Apparel & Luxury Goods | 1.1%
NIKE, Inc., Class B	1,196	129,850

Total Common Stocks (Cost $8,295,851)		11,472,681

Short-Term Investments | 3.3%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $386,412)	386,412	386,412

Total Investments | 100.2% (Cost $8,682,263)		$11,859,093

Liabilities in Excess of Cash and Other Assets | (0.2)%		(29,489)

Net Assets | 100.0%		$11,829,604

The accompanying notes are an integral part of these financial statements.

Annual Report   153

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio

Common Stocks | 99.1%

Aerospace & Defense | 0.4%
AAR Corp. (*)	711	$44,366
Park Aerospace Corp.	6,585	96,800
		141,166

Air Freight & Logistics | 0.3%
Radiant Logistics, Inc. (*)	16,081	106,778

Automobile Components | 1.7%
Autoliv, Inc.	1,183	130,355
BorgWarner, Inc.	2,406	86,255
Gentex Corp.	2,592	84,655
Goodyear Tire & Rubber Co. (*)	6,026	86,292
Modine Manufacturing Co. (*)	1,604	95,759
Phinia, Inc.	178	5,391
Standard Motor Products, Inc.	2,812	111,946
Visteon Corp. (*)	678	84,682
		685,335

Automobiles | 0.3%
Harley-Davidson, Inc.	3,536	130,266

Banks | 2.4%
Amalgamated Financial Corp.	5,388	145,153
Citizens & Northern Corp.	1,473	33,039
First BanCorp	5,042	82,941
First Financial Bancorp	3,692	87,685
Independent Bank Corp.	3,726	96,951
Mercantile Bank Corp.	2,119	85,565
Old Second Bancorp, Inc.	4,925	76,042
Orange County Bancorp, Inc.	1,193	71,866
Orrstown Financial Services, Inc.	925	27,288
UMB Financial Corp.	1,090	91,069

The accompanying notes are an integral part of these financial statements.

154  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Westamerica BanCorp	1,111	$62,672
Wintrust Financial Corp.	894	82,918
		943,189

Beverages | 0.6%
Coca-Cola Consolidated, Inc.	123	114,193
Primo Water Corp.	9,515	143,201
		257,394

Biotechnology | 4.4%
ADMA Biologics, Inc. (*)	47,936	216,671
Alkermes PLC (*)	5,180	143,693
Arcturus Therapeutics Holdings, Inc. (*)	4,456	140,498
Biohaven Ltd. (*)	283	12,112
Catalyst Pharmaceuticals, Inc. (*)	12,703	213,537
Deciphera Pharmaceuticals, Inc. (*)	5,244	84,586
Exelixis, Inc. (*)	2,286	54,841
Foghorn Therapeutics, Inc. (*)	4,297	27,716
Ironwood Pharmaceuticals, Inc. (*)	7,709	88,191
Kamada Ltd. (*)	3,277	20,055
MiMedx Group, Inc. (*)	8,883	77,904
Myriad Genetics, Inc. (*)	4,522	86,551
Neurocrine Biosciences, Inc. (*)	597	78,661
Prothena Corp. PLC (*)	2,116	76,895
REGENXBIO, Inc. (*)	4,426	79,447
Relay Therapeutics, Inc. (*)	9,962	109,682
United Therapeutics Corp. (*)	628	138,091
Vanda Pharmaceuticals, Inc. (*)	2,637	11,128
Xencor, Inc. (*)	3,463	73,519
Zymeworks, Inc. (*)	4,086	42,454
		1,776,232

Broadline Retail | 0.8%
Dillard’s, Inc., Class A	259	104,545
Macy’s, Inc.	5,594	112,551
Ollie’s Bargain Outlet Holdings, Inc. (*)	1,287	97,671
		314,767

The accompanying notes are an integral part of these financial statements.

Annual Report  155

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Building Products | 2.6%
American Woodmark Corp. (*)	740	$68,709
Armstrong World Industries, Inc.	1,007	99,008
AZEK Co., Inc. (*)	2,430	92,947
Builders FirstSource, Inc. (*)	2,105	351,409
Owens Corning	199	29,498
Simpson Manufacturing Co., Inc.	986	195,208
Tecnoglass, Inc.	1,087	49,687
UFP Industries, Inc.	1,304	163,717
		1,050,183

Capital Markets | 1.3%
Affiliated Managers Group, Inc.	528	79,950
Bain Capital Specialty Finance, Inc.	4,942	74,476
Carlyle Secured Lending, Inc.	8,591	128,521
Donnelley Financial Solutions, Inc. (*)	1,208	75,343
Golub Capital BDC, Inc.	5,207	78,626
SEI Investments Co.	1,226	77,912
		514,828

Chemicals | 0.4%
AdvanSix, Inc.	3,755	112,500
Ingevity Corp. (*)	781	36,879
		149,379

Commercial Services & Supplies | 3.0%
Brady Corp., Class A	2,358	138,391
BrightView Holdings, Inc. (*)	16,703	140,639
CECO Environmental Corp. (*)	7,388	149,829
Civeo Corp.	3,974	90,806
Deluxe Corp.	2,553	54,762
Ennis, Inc.	1,032	22,611
HNI Corp.	2,384	99,723
Liquidity Services, Inc. (*)	6,157	105,962
Matthews International Corp., Class A	2,268	83,122
MillerKnoll, Inc.	1,782	47,544

The accompanying notes are an integral part of these financial statements.

156  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

OPENLANE, Inc. (*)	4,899	$72,554
Steelcase, Inc., Class A	14,612	197,554
		1,203,497

Communications Equipment | 1.3%
Aviat Networks, Inc. (*)	1,181	38,571
Calix, Inc. (*)	2,125	92,841
Extreme Networks, Inc. (*)	5,631	99,331
Gilat Satellite Networks Ltd. (*)	7,796	47,634
Harmonic, Inc. (*)	2,814	36,695
Ituran Location & Control Ltd.	3,681	100,270
Juniper Networks, Inc.	3,014	88,853
		504,195

Construction & Engineering | 1.6%
API Group Corp. (*)	831	28,753
Argan, Inc.	760	35,560
Bowman Consulting Group Ltd. (*)	865	30,725
IES Holdings, Inc. (*)	2,230	176,660
Limbach Holdings, Inc. (*)	4,627	210,390
Stantec, Inc.	1,814	145,465
		627,553

Construction Materials | 0.3%
U.S. Lime & Minerals, Inc.	480	110,568

Consumer Finance | 0.6%
Enova International, Inc. (*)	1,992	110,277
PROG Holdings, Inc. (*)	4,449	137,519
		247,796

Consumer Staples Distribution & Retail | 0.4%
Andersons, Inc.	1,880	108,175
Ingles Markets, Inc., Class A	518	44,740
		152,915

Containers & Packaging | 1.1%
Ardagh Metal Packaging SA	22,979	88,239
Berry Global Group, Inc.	1,271	85,653
Greif, Inc., Class A	2,346	153,874

The accompanying notes are an integral part of these financial statements.

Annual Report  157

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

O-I Glass, Inc. (*)	2,880	$47,175
Pactiv Evergreen, Inc.	3,809	52,221
		427,162

Distributors | 0.2%
Weyco Group, Inc.	2,624	82,289

Diversified Consumer Services | 2.4%
Afya Ltd., Class A (*)	9,245	202,743
Frontdoor, Inc. (*)	3,572	125,806
Grand Canyon Education, Inc. (*)	669	88,335
Laureate Education, Inc.	11,011	150,961
Lincoln Educational Services Corp. (*)	4,750	47,690
Perdoceo Education Corp.	8,532	149,822
Strategic Education, Inc.	885	81,747
Stride, Inc. (*)	1,894	112,447
Vitru Ltd. (*)	1,362	21,465
		981,016

Diversified REITs | 0.4%
Broadstone Net Lease, Inc.	4,690	80,762
Essential Properties Realty Trust, Inc.	3,126	79,900
		160,662

Diversified Telecommunication Services | 0.4%
IDT Corp., Class B (*)	1,691	57,646
Liberty Latin America Ltd., Class C (*)	11,986	87,977
		145,623

Electrical Equipment | 2.6%
Acuity Brands, Inc.	659	134,983
Atkore, Inc. (*)	1,231	196,960
LSI Industries, Inc.	2,141	30,145
nVent Electric PLC0	2,964	175,143
Powell Industries, Inc.	630	55,692
Preformed Line Products Co.	1,555	208,152
Regal Rexnord Corp.	267	39,521

The accompanying notes are an integral part of these financial statements.

158  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Sensata Technologies Holding PLC	2,387	$89,680
Thermon Group Holdings, Inc. (*)	3,289	107,123
		1,037,399

Electronic Equipment, Instruments & Components | 4.2%
Advanced Energy Industries, Inc.	437	47,598
Arrow Electronics, Inc. (*)	349	42,665
Bel Fuse, Inc. Class B	1,822	121,655
Celestica, Inc. (*)	8,759	256,464
Climb Global Solutions, Inc.	936	51,321
Daktronics, Inc. (*)	17,213	145,966
ePlus, Inc. (*)	1,350	107,784
Flex Ltd. (*)	3,824	116,479
Itron, Inc. (*)	1,158	87,441
Jabil, Inc.	1,383	176,194
Kimball Electronics, Inc. (*)	4,490	121,006
Mirion Technologies, Inc. (*)	10,185	104,396
nLight, Inc. (*)	2,974	40,149
Novanta, Inc. (*)	274	46,144
OSI Systems, Inc. (*)	597	77,043
Sanmina Corp. (*)	1,758	90,308
ScanSource, Inc. (*)	1,496	59,257
		1,691,870

Energy Equipment & Services | 0.3%
North American Construction Group Ltd.	2,090	43,576
Select Water Solutions, Inc.	10,949	83,103
		126,679

Entertainment | 1.0%
Cinemark Holdings, Inc. (*)	4,654	65,575
IMAX Corp. (*)	7,297	109,601
Lions Gate Entertainment Corp., Class A (*)	9,069	98,852
Playstudios, Inc. (*)	21,740	58,915
Vivid Seats, Inc., Class A Class A (*)	10,700	67,624
		400,567

The accompanying notes are an integral part of these financial statements.

Annual Report  159

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Financial Services | 1.3%
Cass Information Systems, Inc.	1,563	$70,413
EVERTEC, Inc.	2,006	82,126
Federal Agricultural Mortgage Corp., Class C	439	83,946
NMI Holdings, Inc., Class A (*)	5,067	150,389
Voya Financial, Inc.	1,039	75,805
WEX, Inc. (*)	401	78,014
		540,693

Food Products | 0.2%
Dole PLC	7,038	86,497

Ground Transportation | 0.5%
Knight-Swift Transportation Holdings, Inc.	746	43,007
Ryder System, Inc.	1,035	119,087
XPO, Inc. (*)	476	41,693
		203,787

Health Care Equipment & Supplies | 4.1%
Artivion, Inc. (*)	1,392	24,889
AtriCure, Inc. (*)	1,552	55,391
DENTSPLY SIRONA, Inc.	1,324	47,121
Haemonetics Corp. (*)	1,685	144,084
ICU Medical, Inc. (*)	290	28,925
Inmode Ltd. (*)	2,271	50,507
iRadimed Corp.	3,779	179,389
Neogen Corp. (*)	5,063	101,817
OraSure Technologies, Inc. (*)	19,736	161,835
Penumbra, Inc. (*)	290	72,947
RxSight, Inc. (*)	2,936	118,380
Sanara Medtech, Inc. (*)	1,373	56,430
Semler Scientific, Inc. (*)	3,110	137,742
Shockwave Medical, Inc. (*)	404	76,986
Surmodics, Inc. (*)	1,843	66,993
UFP Technologies, Inc. (*)	913	157,072
Utah Medical Products, Inc.	889	74,872
Varex Imaging Corp. (*)	3,419	70,089
		1,625,469

The accompanying notes are an integral part of these financial statements.

160  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Health Care Providers & Services | 2.4%
Addus HomeCare Corp. (*)	1,388	$128,876
Alignment Healthcare, Inc. (*)	5,137	44,229
Aveanna Healthcare Holdings, Inc. (*)	6,901	18,495
Chemed Corp.	158	92,390
DocGo, Inc. (*)	13,257	74,107
NeoGenomics, Inc. (*)	2,452	39,673
Option Care Health, Inc. (*)	2,591	87,291
Pediatrix Medical Group, Inc. (*)	11,712	108,922
PetIQ, Inc. (*)	8,757	172,951
Premier, Inc., Class A	2,800	62,608
RadNet, Inc. (*)	1,233	42,871
Talkspace, Inc. (*)	29,283	74,379
Viemed Healthcare, Inc. (*)	4,389	34,454
		981,246

Health Care REITs | 0.8%
Healthpeak Properties, Inc.	4,211	83,378
LTC Properties, Inc.	2,171	69,732
Physicians Realty Trust	5,906	78,609
Sabra Health Care REIT, Inc.	5,114	72,977
		304,696

Health Care Technology | 0.5%
HealthStream, Inc.	2,699	72,954
Simulations Plus, Inc.	2,013	90,082
Teladoc Health, Inc. (*)	1,629	35,105
		198,141

Hotels, Restaurants & Leisure | 1.1%
Accel Entertainment, Inc. (*)	13,752	141,233
Aramark	2,196	61,708
Boyd Gaming Corp.	1,308	81,894
Denny’s Corp. (*)	4,023	43,770
Despegar.com Corp. (*)	7,800	73,788
Krispy Kreme, Inc.	3,201	48,303
		450,696

The accompanying notes are an integral part of these financial statements.

Annual Report  161

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Household Durables | 4.6%
Beazer Homes USA, Inc. (*)	3,626	$122,522
Cavco Industries, Inc. (*)	282	97,747
Century Communities, Inc.	1,228	111,920
Green Brick Partners, Inc. (*)	1,738	90,272
Helen of Troy Ltd. (*)	366	44,216
Hooker Furnishings Corp.	2,165	56,463
Hovnanian Enterprises, Inc., Class A (*)	1,080	168,070
KB Home	4,238	264,705
Landsea Homes Corp. (*)	9,394	123,437
M/I Homes, Inc. (*)	2,316	319,006
Meritage Homes Corp.	1,008	175,594
Skyline Champion Corp. (*)	1,345	99,880
Taylor Morrison Home Corp. (*)	2,995	159,783
		1,833,615

Household Products | 0.7%
Central Garden & Pet Co., Class A (*)	2,224	97,945
Energizer Holdings, Inc.	2,728	86,423
Oil-Dri Corp. of America	1,216	81,569
		265,937

Independent Power & Renewable Electricity Producers | 0.5%
Brookfield Renewable Corp., Class A	3,164	91,091
ReNew Energy Global PLC, Class A (*)	12,386	94,877
		185,968

Industrial REITs | 1.2%
Americold Realty Trust, Inc.	2,207	66,806
EastGroup Properties, Inc.	259	47,537
First Industrial Realty Trust, Inc.	1,327	69,893
LXP Industrial Trust	6,845	67,902
Rexford Industrial Realty, Inc.	1,558	87,404
STAG Industrial, Inc.	1,991	78,167
Terreno Realty Corp.	1,151	72,133
		489,842

The accompanying notes are an integral part of these financial statements.

162  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Insurance | 2.1%
Assurant, Inc.	437	$73,630
Axis Capital Holdings Ltd.	1,279	70,818
CNO Financial Group, Inc.	2,863	79,878
Enstar Group Ltd. (*)	301	88,599
International General Insurance Holdings Ltd.	3,504	45,132
Lincoln National Corp.	2,825	76,190
Palomar Holdings, Inc. (*)	1,356	75,258
Primerica, Inc.	400	82,304
Reinsurance Group of America, Inc.	533	86,229
Unum Group	1,628	73,618
White Mountains Insurance Group Ltd.	48	72,241
		823,897

Interactive Media & Services | 1.6%
Cargurus, Inc. (*)	4,024	97,220
Cars.com, Inc. (*)	4,047	76,772
Grindr, Inc. (*)	11,965	105,053
IAC, Inc. (*)	607	31,795
Match Group, Inc. (*)	2,541	92,746
VTEX, Class A (*)	12,240	84,211
Yelp, Inc. (*)	2,819	133,451
		621,248

IT Services | 1.5%
Amdocs Ltd.	926	81,386
BigBear.ai Holdings, Inc. (*)	24,889	53,263
BigCommerce Holdings, Inc., Series 1 (*)	3,703	36,030
Hackett Group, Inc.	4,670	106,336
Okta, Inc. (*)	1,165	105,467
Rackspace Technology, Inc. (*)	16,403	32,806
Squarespace, Inc., Class A (*)	2,632	86,882
Unisys Corp. (*)	18,519	104,077
		606,247

The accompanying notes are an integral part of these financial statements.

Annual Report  163

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Leisure Products | 2.1%
BRP, Inc.	1,827	$130,978
Brunswick Corp.	1,460	141,255
Escalade, Inc.	1,357	27,262
JAKKS Pacific, Inc. (*)	4,208	149,594
Malibu Boats, Inc., Class A (*)	1,596	87,493
Marine Products Corp.	4,627	52,748
MasterCraft Boat Holdings, Inc. (*)	4,450	100,748
Polaris, Inc.	1,229	116,472
Solo Brands, Inc., Class A (*)	4,315	26,580
		833,130

Life Sciences Tools & Services | 1.4%
Bruker Corp.	2,042	150,046
Medpace Holdings, Inc. (*)	988	302,852
Mesa Laboratories, Inc.	1,003	105,084
		557,982

Machinery | 3.1%
AGCO Corp.	713	86,565
Alamo Group, Inc.	679	142,719
Allison Transmission Holdings, Inc.	3,417	198,698
Federal Signal Corp.	1,208	92,702
Flowserve Corp.	1,979	81,574
Hyster-Yale Materials Handling, Inc.	683	42,476
Mueller Industries, Inc.	4,024	189,732
Mueller Water Products, Inc., Class A	6,293	90,619
REV Group, Inc.	8,498	154,409
Tennant Co.	1,394	129,210
Terex Corp.	665	38,211
		1,246,915

The accompanying notes are an integral part of these financial statements.

164  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Marine Transportation | 0.6%
Danaos Corp.	2,267	$167,894
Global Ship Lease, Inc., Class A	2,243	44,456
Grindrod Shipping Holdings Ltd.	5,261	47,349
		259,699

Media | 1.2%
Daily Journal Corp. (*)	263	89,636
Emerald Holding, Inc. (*)	9,697	57,988
Gambling.com Group Ltd. (*)	6,619	64,535
Gannett Co., Inc. (*)	28,004	64,409
John Wiley & Sons, Inc. Class A	1,007	31,962
Scholastic Corp.	1,210	45,617
Sinclair, Inc.	2,603	33,917
Stagwell, Inc. (*)	4,773	31,645
TEGNA, Inc.	4,969	76,026
Urban One, Inc. (*)	274	1,104
		496,839

Mortgage REITs | 0.6%
Chimera Investment Corp.	15,899	79,336
Franklin BSP Realty Trust, Inc.	5,851	79,047
PennyMac Mortgage Investment Trust	6,424	96,039
		254,422

Office REITs | 0.3%
COPT Defense Properties	2,543	65,177
Postal Realty Trust, Inc., Class A	4,045	58,895
		124,072

Oil, Gas & Consumable Fuels | 0.3%
Sabine Royalty Trust	736	49,945
San Juan Basin Royalty Trust	12,116	61,549
		111,494

The accompanying notes are an integral part of these financial statements.

Annual Report  165

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Paper & Forest Products | 0.3%
Clearwater Paper Corp. (*)	2,144	$77,441
Mercer International, Inc.	3,555	33,702
		111,143

Personal Care Products | 0.3%
elf Beauty, Inc. (*)	634	91,512
Nature’s Sunshine Products, Inc. (*)	1,321	22,840
		114,352

Pharmaceuticals | 0.3%
Amphastar Pharmaceuticals, Inc. (*)	1,921	118,814

Professional Services | 5.6%
ASGN, Inc. (*)	1,294	124,444
Barrett Business Services, Inc.	1,376	159,341
CBIZ, Inc. (*)	1,449	90,693
Clarivate PLC (*)	9,098	84,247
CRA International, Inc.	1,328	131,273
CSG Systems International, Inc.	2,360	125,576
ExlService Holdings, Inc. (*)	2,405	74,194
First Advantage Corp.	5,468	90,605
Franklin Covey Co. (*)	2,143	93,285
FTI Consulting, Inc. (*)	479	95,393
Genpact Ltd.	814	28,254
Heidrick & Struggles International, Inc.	4,545	134,214
HireRight Holdings Corp. (*)	8,214	110,478
Huron Consulting Group, Inc. (*)	1,291	132,715
IBEX Holdings Ltd. (*)	2,175	41,347
ICF International, Inc.	337	45,188
Innodata, Inc. (*)	4,123	33,561
Kforce, Inc.	1,252	84,585
Korn Ferry	1,764	104,693
Legalzoom.com, Inc. (*)	7,669	86,660
Paycom Software, Inc.	475	98,192
Resources Connection, Inc.	7,323	103,767
Science Applications International Corp.	1,005	124,942

The accompanying notes are an integral part of these financial statements.

166  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

TriNet Group, Inc. (*)	93	$11,060
Willdan Group, Inc. (*)	2,056	44,204
		2,252,911

Real Estate Management & Development | 0.4%
FirstService Corp.	485	78,613
FRP Holdings, Inc. (*)	710	44,645
RMR Group, Inc., Class A	1,851	52,254
		175,512

Residential REITs | 0.5%
Apartment Income REIT Corp.	1,849	64,216
Camden Property Trust	768	76,254
Elme Communities	3,928	57,349
		197,819

Retail REITs | 1.1%
Agree Realty Corp.	1,213	76,358
Federal Realty Investment Trust	638	65,746
Kite Realty Group Trust	3,187	72,855
Phillips Edison & Co., Inc.	2,066	75,368
Spirit Realty Capital, Inc.	1,640	71,651
Tanger, Inc.	3,144	87,152
		449,130

Semiconductors & Semiconductor Equipment | 2.0%
Axcelis Technologies, Inc. (*)	2,045	265,216
Cirrus Logic, Inc. (*)	1,689	140,508
Diodes, Inc. (*)	736	59,263
Lattice Semiconductor Corp. (*)	1,343	92,653
NVE Corp.	602	47,215
Photronics, Inc. (*)	6,218	195,059
		799,914

Software | 11.6%
A10 Networks, Inc.	4,394	57,869
ACI Worldwide, Inc. (*)	3,119	95,441
Agilysys, Inc. (*)	1,030	87,365

The accompanying notes are an integral part of these financial statements.

Annual Report  167

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

Alarm.com Holdings, Inc. (*)	620	$40,064
Alkami Technology, Inc. (*)	5,249	127,288
Appfolio, Inc., Class A (*)	395	68,430
Blackbaud, Inc. (*)	1,034	89,648
Blackline, Inc. (*)	1,810	113,016
Cellebrite DI Ltd. (*)	15,093	130,705
Clearwater Analytics Holdings, Inc., Class A (*)	4,886	97,867
CommVault Systems, Inc. (*)	1,935	154,510
Confluent, Inc., Class A (*)	3,277	76,682
Digimarc Corp. (*)	2,621	94,671
Docebo, Inc. (*)	932	45,090
DocuSign, Inc. (*)	1,896	112,717
eGain Corp. (*)	9,382	78,152
Elastic NV (*)	1,584	178,517
EngageSmart, Inc. (*)	3,712	85,005
Five9, Inc. (*)	705	55,477
Freshworks, Inc., Class A (*)	5,604	131,638
Gitlab, Inc.,Class A (*)	1,158	72,908
Instructure Holdings, Inc. (*)	1,574	42,514
InterDigital, Inc.	1,074	116,572
JFrog Ltd. (*)	1,704	58,975
Karooooo Ltd.	1,116	27,119
Magic Software Enterprises Ltd.	1,725	16,715
Manhattan Associates, Inc. (*)	419	90,219
MeridianLink, Inc. (*)	2,156	53,404
Mitek Systems, Inc. (*)	7,830	102,103
Monday.com Ltd. (*)	693	130,152
N-able, Inc. (*)	6,996	92,697
nCino, Inc. (*)	1,428	48,024
Open Text Corp.	3,014	126,648
Procore Technologies, Inc. (*)	1,237	85,625
Progress Software Corp.	2,514	136,510
Qualys, Inc. (*)	728	142,892
Red Violet, Inc. (*)	701	13,999
Rimini Street, Inc. (*)	26,657	87,168
RingCentral, Inc., Class A (*)	2,835	96,248
Samsara, Inc. Class A (*)	6,368	212,564
SEMrush Holdings, Inc., Class A (*)	3,588	49,012

The accompanying notes are an integral part of these financial statements.

168  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

SentinelOne, Inc. Class A (*)	5,019	$137,721
Smartsheet, Inc., Class A (*)	1,945	93,010
Sprinklr, Inc., Class A (*)	9,970	120,039
SPS Commerce, Inc. (*)	979	189,769
Tenable Holdings, Inc. (*)	2,212	101,885
Teradata Corp. (*)	2,795	121,611
Weave Communications, Inc. (*)	7,477	85,761
Workiva, Inc. (*)	853	86,605
		4,658,621

Specialized REITs | 0.2%
Extra Space Storage, Inc.	576	92,350

Specialty Retail | 2.8%
1-800-Flowers.com, Inc. Class A (*)	8,884	95,770
Asbury Automotive Group, Inc. (*)	326	73,340
AutoNation, Inc. (*)	698	104,826
Betterware de Mexico SAPI de CV	4,502	62,758
Boot Barn Holdings, Inc. (*)	613	47,054
Buckle, Inc.	2,283	108,488
Build-A-Bear Workshop, Inc.	3,658	84,097
Group 1 Automotive, Inc.	375	114,278
Lithia Motors, Inc.	137	45,111
Murphy USA, Inc.	444	158,313
ODP Corp. (*)	761	42,844
Signet Jewelers Ltd.	1,238	132,788
Winmark Corp.	113	47,183
		1,116,850

Technology Hardware, Storage & Peripherals | 1.2%
Eastman Kodak Co. (*)	19,668	76,705
Super Micro Computer, Inc. (*)	1,064	302,453
Xerox Holdings Corp.	4,660	85,418
		464,576

Textiles, Apparel & Luxury Goods | 2.2%
Carter’s, Inc.	1,133	84,850
Crocs, Inc. (*)	658	61,464

The accompanying notes are an integral part of these financial statements.

Annual Report  169

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (continued)

G-III Apparel Group Ltd. (*)	2,765	$93,955
Gildan Activewear, Inc.	3,517	116,272
Kontoor Brands, Inc.	1,790	111,732
Movado Group, Inc.	2,808	84,661
Oxford Industries, Inc.	1,418	141,800
PVH Corp.	772	94,276
Tapestry, Inc.	2,753	101,338
		890,348

Trading Companies & Distributors | 2.8%
Applied Industrial Technologies, Inc.	818	141,260
Boise Cascade Co.	1,598	206,717
Distribution Solutions Group, Inc. (*)	3,177	100,266
GATX Corp.	724	87,039
GMS, Inc. (*)	65	5,358
Karat Packaging, Inc.	3,494	86,826
McGrath RentCorp	1,244	148,807
MRC Global, Inc. (*)	8,354	91,978
MSC Industrial Direct Co., Inc. Class A	975	98,729
NOW, Inc. (*)	3,930	44,488
Titan Machinery, Inc. (*)	3,705	107,000
		1,118,468

Wireless Telecommunication Services | 0.1%
Spok Holdings, Inc.	3,543	54,846

Total Common Stocks (Cost $33,077,536)		39,687,494

Rights | 0.0%

Biotechnology | 0.0%
Adamas Pharmaceuticals, Inc. CVR
Expires 2024 (*), (¢)	1,139	0
Expires 2025 (*), (¢)	1,139	0
Epizyme, Inc. CVR Expires 2499 (*), (¢)	41,136	823

The accompanying notes are an integral part of these financial statements.

170  Annual Report

Description	Shares	Fair Value

Lazard US Systematic Small Cap Equity Portfolio (concluded)

Radius Health, Inc. CVR Expires 2499 (*), (¢)	7,231	$578
Resolute Forest Products, Inc. CVR Expires 2499 (*), (¢)	10,077	0
(Cost $1,538)		1,401

Short-Term Investments | 1.1%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $423,904)	423,904	423,904

Total Investments | 100.2% (Cost $33,502,978)		$40,112,799

Liabilities in Excess of Cash and Other Assets | (0.2)%		(82,587)

Net Assets | 100.0%		$40,030,212

The accompanying notes are an integral part of these financial statements.

Annual Report  171

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2023

(*)	Non-income producing security.
(¢)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(‡)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy, see Note 8 in the Notes to Financial Statements.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31, 2023, these securities amounted to 0.6% of net assets of Lazard Emerging Markets Equity Advantage Portfolio.
(^)	Refer to Note 5 in the Notes to Financial Statements for further details related to holdings of 5% voting securities of portfolio companies.
(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	—	American Depositary Receipt
CVR	—	Contingent Value Rights
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depositary Receipt
PJSC	—	Public Joint Stock Company
REIT	—	Real Estate Investment Trust

Currency Abbreviations:

AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
EUR	—	Euro
GBP	—	British Pound Sterling
HKD	—	Hong-Kong Dollar
USD	—	United States Dollar

Counterparty Abbreviations:

BNP	—	BNP Paribas SA
CAN	—	Canadian Imperial Bank of Commerce
CIT	—	Citibank N.A.
HSB	—	HSBC Bank USA N.A.
MEL	—	Bank of New York Mellon Corp.
MSC	—	Morgan Stanley & Co.
RBC	—	Royal Bank of Canada
SCB	—	Standard Chartered Bank
SSB	—	State Street Bank & Trust Co.

The accompanying notes are an integral part of these financial statements.

172  Annual Report

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Annual Report  173

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	—%	1.2%	—%
Air Freight & Logistics	3.4	—	0.4	—
Automobile Components	1.3	—	0.4	1.9
Automobiles	1.6	1.0	3.7	0.8
Banks	21.2	18.9	15.9	20.9
Beverages	3.1	2.4	2.2	—
Biotechnology	—	1.0	—	—
Broadline Retail	3.3	5.4	5.5	1.4
Building Products	—	—	0.3	—
Capital Markets	—	2.0	0.5	—
Chemicals	0.9	1.7	1.5	1.2
Commercial Services & Supplies	—	—	—	—
Communications Equipment	0.9	—	0.9	—
Construction & Engineering	—	1.7	0.4	—
Construction Materials	—	—	0.4	1.0
Consumer Finance	1.3	—	0.7	—
Consumer Staples Distributions & Retail	—	1.9	0.5	—
Containers & Packaging	—	—	0.1	—
Diversified Consumer Services	—	—	0.4	—
Diversified REITs	—	—	0.3	—
Diversified Telecommunication Services	—	0.9	2.4	3.9
Electric Utilities	—	0.7	0.4	—
Electrical Equipment	2.8	—	1.3	0.9
Electronic Equipment, Instruments & Components	4.0	—	2.9	2.1
Energy Equipment & Services	0.8	0.8	—	—
Entertainment	—	1.0	2.0	—
Financial Services	2.3	1.6	1.8	—
Food Products	—	—	1.6	2.0
Gas Utilities	—	—	0.7	0.7
Ground Transportation	2.0	—	—	—
Health Care Equipment & Supplies	—	1.0	0.2	—
Health Care Providers & Services	—	—	0.9	2.8
Hotels, Restaurants & Leisure	2.7	4.2	1.8	0.7
Household Durables	0.9	2.1	0.7	3.5
Household Products	—	0.7	0.6	1.2
Independent Power & Renewable Electricity Producers	—	—	0.5	0.9
Industrial Conglomerates	—	1.7	0.4	2.3

The accompanying notes are an integral part of these financial statements.

174   Annual Report

Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

—%	1.1%	—%	1.4%	0.7%
—	—	—	—	0.2
—	—	—	2.5	0.3
—	—	—	—	6.6
—	5.7	—	1.9	10.5
—	5.7	—	3.6	0.6
—	—	—	0.8	—
6.0	4.8	—	—	3.5
—	0.7	—	—	1.1
—	6.7	—	7.1	2.5
1.5	—	—	1.5	1.1
2.1	—	—	—	1.3
2.0	1.9	—	—	0.4
3.0	—	13.2	—	2.0
—	—	—	—	0.3
—	—	—	—	—

—	0.7	—	—	1.3
—	0.9	—	—	0.3
6.0	—	—	—	0.1
—	—	—	—	0.1

—	—	—	—	0.4
—	—	21.4	1.2	1.1
—	4.0	—	2.3	—

—	2.6	—	2.0	1.2
—	—	—	—	—
—	1.7	—	2.2	1.5
11.7	2.2	—	3.2	0.7
5.6	—	—	—	0.5
2.0	—	7.3	—	0.3
2.0	—	18	1.4	0.1
4.8	—	—	1.5	0.4
14.3	1.4	—	2.9	1.1
4.6	1.4	—	—	2.4
—	1.2	—	—	0.2
3.1	1.5	—	—	0.2

—	—	0.7	—	0.7
—	—	—	—	—

Annual Report  175

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country (continued):

Industry†	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio	Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio

Insurance	1.2%	2.4%	2.6%	5.1%
Interactive Media & Services	5.1	4.2	4.7	0.8
IT Services	2.2	1.7	2.9	1.8
Leisure Products	—	—	—	—
Life Sciences Tools & Services	—	—	—	—
Machinery	4.2	2.6	1.5	1.9
Marine Transportation	—	—	0.4	—
Media	—	—	—	—
Metals & Mining	—	3.2	3.1	4.3
Multi-Utilities	—	—	—	—
Oil, Gas & Consumable Fuels	3.9	7.2	4.8	8.3
Paper & Forest Products	0.7	—	0.4	—
Passenger Airlines	—	—	0.4	—
Personal Care Products	—	1.4	—	2.6
Pharmaceuticals	2.6	1.0	4.2	0.9
Professional Services	—	—	0.1	—
Real Estate Management & Development	—	0.2	1.0	0.5
Retail REITs	—	—	—	—
Semiconductors & Semiconductor Equipment	12.4	14.2	10.5	12.5
Software	0.9	—	0.4	—
Specialty Retail	3.2	0.6	—	1.2
Technology Hardware, Storage & Peripherals	7.3	4.2	6.2	4.4
Textiles, Apparel & Luxury Goods	1.1	1.4	0.1	—
Tobacco	—	1.0	—	0.7
Trading Companies & Distributors	—	—	0.2	—
Transportation Infrastructure	1.2	2.8	0.7	1.5
Water Utilities	—	—	0.6	—
Wireless Telecommunication Services	—	0.6	0.6	2.2
Subtotal	98.5	99.4	98.9	96.9
Warrants	—	—	—	—
Short-Term Investments	1.8	1.1	1.5	3.7
Total Investments	100.3%	100.5%	100.4%	100.6%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

176   Annual Report

Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio	Lazard Global Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio

—%	2.7%	—%	7.4%	5.2%
0.9	4.9	—	5.3	1.5
4.1	2.7	—	3.1	2.3
—	1.3	—	—	0.3
—	6.0	—	7.4	—
4.8	2.0	—	—	2.4
—	—	—	—	0.7
9.1	0.8	2.3	0.6	0.3
—	—	—	—	3.1
4.8	—	12.7	—	0.6
—	—	—	—	2.9
—	—	—	—	0.1
—	—	—	1.0	1.2
—	2.6	—	1.0	1.0
—	4.1	—	6.0	11
—	8.6	—	5.1	1.7

—	—	—	—	1.4
—	—	—	—	1.0

—	6.0	—	13.7	8.1
—	6.3	—	7.9	2.4
—	1.2	—	1.6	1.0

—	—	—	—	3.0
—	3.7	—	—	0.3
—	—	—	—	2.2
—	1.4	—	3.8	1.5
—	—	10.2	—	0.2
5.8	—	10.9	—	0.1

—	—	—	—	0.7
98.2	98.5	96.7	99.4	99.9
—	—	—	—	0.0
1.5	1.4	3.2	1.0	—
99.7%	99.9%	99.9%	100.4%	99.9%

Annual Report  177

Portfolio holdings by industry (as a percentage of net assets) (continued):

Industry†	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	5.0%	4.2%	—%	1.0%
Automobile Components	1.7	1.5	—	3.6
Automobiles	1.4	0.8	—	—
Banks	7.4	11.7	5.3	3.4
Beverages	4.8	3.4	4.1	4.3
Biotechnology	—	—	2.3	—
Broadline Retail	1.1	2.0	3.0	—
Building Products	1.3	1.3	2.5	3.5
Capital Markets	3.3	0.9	6.6	2.8
Chemicals	5.5	6.2	—	4.8
Commercial Services & Supplies	—	—	—	—
Communications Equipment	—	—	—	—
Construction & Engineering	—	—	—	—
Construction Materials	—	—	—	—
Consumer Finance	—	—	—	—
Consumer Staples Distributions & Retail	1.8	—	2.7	1.1
Containers & Packaging	—	—	—	—
Distributors	—	—	—	—
Diversified Consumer Services	—	—	—	—
Diversified REITs	—	—	—	—
Diversified Telecommunication Services	1.4	1.1	—	—
Electric Utilities	1.1	—	—	—
Electrical Equipment	2.1	3.8	2.1	—
Electronic Equipment, Instruments & Components	0.8	—	5.2	3.0
Energy Equipment & Services	—	—	—	0.9
Entertainment	1.2	1.1	3.9	0.9
Financial Services	—	—	—	2.7
Food Products	—	—	—	2.3
Gas Utilities	0.7	1.0	—	3.4
Ground Transportation	—	—	—	—
Health Care Equipment & Supplies	1.5	2.5	3.1	3.3
Health Care Providers & Services	—	—	—	—
Health Care REITs	—	—	—	0.8
Health Care Technology	—	—	—	—
Hotels, Restaurants & Leisure	1.5	2.4	—	—
Hotel & Resort REITs	—	—	—	—
Household Durables	—	—	—	—

The accompanying notes are an integral part of these financial statements.

178   Annual Report

Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small Cap Equity Select Portfolio

4.2%	1.2%	—%	—%	1.0%
2.8	0.3	—	0.8	1.4
1.1	0.2	—	—	—
10.7	4.2	—	3.0	7.7
8.5	1.1	—	—	—
1.0	4.2	—	—	2.6
0.8	0.3	—	6.1	—
1.4	—	—	—	2.4
0.9	1.5	9.0	7.7	4.2
1.2	0.8	—	—	1.6
—	1.8	4.4	2.9	1.0
—	1.2	—	—	2.0
—	0.3	—	—	—
—	—	4.1	—	0.8
—	—	—	3.2	—

1.1	5.8	—	2.5	2.7
—	0.6	—	2.1	2.7
—	—	3.5	—	—
—	0.3	—	—	—
—	0.3	—	—	—

—	5.6	—	—	—
1.6	3.5	—	—	—
3.2	—	—	—	2.4

1.9	0.6	—	—	1.2
—	—	—	—	2.7
1.4	1.1	3.2	—	1.3
—	2.4	9.2	4.2	—
—	5.1	—	—	—
—	3.9	—	—	1.9
1.3	1.6	—	3.3	—
2.2	0.5	—	2.0	5.4
—	5.8	11.8	3.8	1.5
—	—	—	—	—
—	—	—	—	1.1
2.2	0.8	4.7	3.3	3.1
—	—	—	—	1.1
—	0.2	—	—	1.6

Annual Report  179

Portfolio holdings by industry (as a percentage of net assets) (continued):

Industry†	Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio

Household Products	2.1%	0.9%	0.4%	—%
Industrial Conglomerates	1.2	—	—	—
Industrial REITs	—	—	—	2.2
Insurance	2.7	6.0	6.2	2.4
Interactive Media & Services	0.6	2.0	3.6	1.2
IT Services	1.7	2.8	3.3	0.9
Leisure Products	0.8	0.7	2.5	2.8
Life Sciences Tools & Services	2.0	1.5	1.2	3.5
Machinery	2.7	1.2	0.7	6.5
Media	0.7	—	—	—
Metals & Mining	—	—	—	0.7
Multi-Utilities	3.0	2.7	—	—
Office REITs	—	—	—	—
Oil, Gas & Consumable Fuels	3.3	4.6	—	1.9
Passenger Airlines	2.0	2.7	—	1.3
Personal Care Products	2.0	1.8	2.3	—
Pharmaceuticals	5.3	6.1	—	—
Professional Services	7.5	6.0	12.1	12.5
Real Estate Management & Development	1.5	0.5	—	4.7
Residential REITs	—	—	—	—
Retail REITs	—	—	—	—
Semiconductors & Semiconductor Equipment	4.7	8.8	9.7	3.9
Software	1.6	1.3	5.3	2.6
Specialized REITs	—	—	—	2.4
Specialty Retail	3.2	—	2.7	3.2
Technology Hardware, Storage & Peripherals	1.4	—	—	—
Textiles, Apparel & Luxury Goods	2.6	1.9	3.4	0.9
Tobacco	—	—	—	—
Trading Companies & Distributors	—	1.1	3.0	2.8
Wireless Telecommunication Services	—	—	—	—
Subtotal	96.2	96.5	97.2	98.2
Warrants	—	—	—	—
Short-Term Investments	0.8	1.7	2.6	0.7
Total Investments	97.0%	98.2%	99.8%	98.9%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

180   Annual Report

Lazard International Strategic Equity Portfolio	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio	Lazard US Equity Focus Portfolio	Lazard US Small Cap Equity Select Portfolio

—%	5.0%	—%	—%	—%
2.4	0.8	—	3.4	—
—	—	—	2.2	—
7.0	7.7	—	4.0	3.7
—	1.1	9.6	7.6	3.9
2.5	2.4	4.5	3.0	1.3
—	0.5	—	—	1.3
4.7	—	—	6.2	4.1
1.3	0.7	4.6	—	4.9
2.6	0.3	—	—	—
—	—	—	—	—
1.7	3.1	—	—	—
—	0.8	—	—	—
1.8	1.1	—	3.3	3.5
2.4	0.2	—	—	—
—	1.1	1.6	1.6	—
6.7	8.1	—	2.8	—
7.1	1.5	4.2	—	3.9

0.4	0.7	—	—	—
—	0.2	—	—	1.4
—	1.3	—	—	1.6

10.4	1.3	9.2	6.3	2.7
—	2.1	2.6	9.9	6.0
—	0.6	10.3	—	1.4
—	0.6	—	—	3.2

—	0.3	—	—	—
—	0.2	—	—	1.2
—	1.0	—	—	—
—	0.4	—	—	—

—	1.0	—	—	—
98.5	99.3	96.5	95.2	97.5
—	0.0	—	—	—
1.5	0.6	4.4	4.9	—
100.0%	99.9%	100.9%	100.1%	97.5%

Annual Report  181

Portfolio holdings by industry (as a percentage of net assets) (concluded):

Industry†	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

Common & Preferred Stocks
Aerospace & Defense	—%	0.4%
Air Freight & Logistics	—	0.3
Automobile Components	0.9	1.7
Automobiles	—	0.3
Banks	2.4	2.4
Beverages	—	0.6
Biotechnology	—	4.4
Broadline Retail	—	0.8
Building Products	2.0	2.6
Capital Markets	5.5	1.3
Chemicals	0.3	0.4
Commercial Services & Supplies	3.3	3.0
Communications Equipment	1.8	1.3
Construction & Engineering	—	1.6
Construction Materials	—	0.3
Consumer Finance	1.6	0.6
Consumer Staples Distribution & Retail	1.5	0.4
Containers & Packaging	2.5	1.1
Distributors	—	0.2
Diversified Consumer Services	—	2.4
Diversified REITs	—	0.4
Diversified Telecommunication Services	—	0.4
Electrical Equipment	2.6	2.6
Electronic Equipment, Instruments & Components	1.9	4.2
Energy Equipment & Services	—	0.3
Entertainment	—	1.0
Financial Services	3.8	1.3
Food Products	—	0.2
Ground Transportation	2.2	0.5
Health Care Equipment & Supplies	3.7	4.1
Health Care Providers & Services	5.6	2.4
Health Care REITs	—	0.8
Health Care Technology	—	0.5
Hotels, Restaurants & Leisure	—	1.1
Household Durables	—	4.6
Household Products	2.5	0.7
Independent Power & Renewable Electricity Producers	—	0.5
Industrial REITs	2.5	1.2
Insurance	—	2.1
Interactive Media & Services	—	1.6
IT Services	3.7	1.5

The accompanying notes are an integral part of these financial statements.

182   Annual Report

Industry†	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

Leisure Products	—%	2.1%
Life Sciences Tools & Services	9.1	1.4
Machinery	4.9	3.1
Marine Transportation	—	0.6
Media	—	1.2
Mortgage REITs	—	0.6
Office REITs	—	0.3
Oil, Gas & Consumable Fuels	—	0.3
Paper & Forest Products	—	0.3
Personal Care Products	1.1	0.3
Pharmaceuticals	3.7	0.3
Professional Services	—	5.6
Real Estate Management & Development	—	0.4
Residential REITs	—	0.5
Retail REITs	—	1.1
Semiconductors & Semiconductor Equipment	5.5	2.0
Software	18.2	11.6
Specialized REITs	—	0.2
Specialty Retail	3.0	2.8
Technology Hardware, Storage & Peripherals	—	1.2
Textiles, Apparel & Luxury Goods	1.1	2.2
Trading Companies & Distributors	—	2.8
Wireless Telecommunication Services	—	0.1
Subtotal	96.9	99.1
Rights	—	0.0
Short-Term Investments	3.3	1.1
Total Investments	100.2%	100.2%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Annual Report  183

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2023	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
ASSETS
Investments in securities, at fair value	$92,696,950	$118,633,756
Non-controlled affiliated issuers, at fair value (Note 5)	—	—
Foreign currency, at fair value	60,748	33,605
Receivables for:
Dividends	100,754	239,551
Capital stock sold	92,209	93,784
Investments sold	1,206,603	32
Gross unrealized appreciation on forward currency contracts	—	—
Total assets	94,157,264	119,000,728
LIABILITIES
Payables for:
Management fees	71,630	91,816
Accrued custodian fees	9,736	14,951
Accrued administration fees	5,083	5,428
Accrued professional services	34,857	21,828
Accrued distribution fees	940	598
Accrued directors’ fees	27	—
Foreign capital gains taxes	145,824	301,396
Capital stock redeemed	19,625	480,931
Investments purchased	1,460,018	—
Gross unrealized depreciation on forward currency contracts	—	—
Other accrued expenses and payables	7,333	8,905
Total liabilities	1,755,073	925,853
Net assets	$92,402,191	$118,074,875

NET ASSETS
Paid in capital	$197,992,377	$175,952,336
Distributable earnings (Accumulated loss)	(105,590,186)	(57,877,461)
Net assets	$92,402,191	$118,074,875

Institutional Shares
Net assets	$86,699,156	$115,633,420
Shares of capital stock outstanding*	6,846,091	11,787,085
Net asset value, offering and redemption price per share	$12.66	$9.81

Open Shares
Net assets	$5,703,035	$2,280,918
Shares of capital stock outstanding*	453,059	233,032
Net asset value, offering and redemption price per share	$12.59	$9.79

R6 Shares
Net assets	—	$160,537
Shares of capital stock outstanding*	—	16,343
Net asset value, offering and redemption price per share	—	$9.82

The accompanying notes are an integral part of these financial statements.

184  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio

$132,796,362	$2,713,388,195	$118,499,125	$97,833,621	$8,061,337,560

—	—	—	—	607,580,890
10,703	6,429,364	75	74	4,056

218,132	7,146,297	470,157	146,862	36,757,425
497,314	9,106,808	228	14,308	13,524,679
—	4,242,481	—	—	262

—	—	—	—	1,234,656
133,522,511	2,740,313,145	118,969,585	97,994,865	8,720,439,528

74,115	2,228,587	73,361	52,316	6,614,649
17,523	101,848	8,991	8,446	274,373
5,474	57,139	5,346	5,004	142,627
26,505	65,447	25,401	24,746	119,184
106	72,097	34	244	62,300
330	—	241	—	—
433,801	3,305,509	—	—	—
30,118	1,825,799	—	1,209	7,818,918
653,167	35,900,004	—	—	951,881

—	—	—	—	29,294,449
15,758	305,379	3,947	4,780	204,121
1,256,897	43,861,809	117,321	96,745	45,482,502
$132,265,614	$2,696,451,336	$118,852,264	$97,898,120	$8,674,957,026

$139,985,446	$3,445,406,977	$108,088,532	$65,116,261	$8,295,037,975
(7,719,832)	(748,955,641)	10,763,732	32,781,859	379,919,051
$132,265,614	$2,696,451,336	$118,852,264	$97,898,120	$8,674,957,026

$131,856,275	$2,393,340,764	$118,675,508	$96,715,507	$8,390,489,066
12,128,657	139,428,415	12,002,692	5,480,351	549,085,089

$10.87	$17.17	$9.89	$17.65	$15.28

$257,795	$275,834,342	$176,756	$1,182,613	$284,467,960
23,716	15,528,827	17,882	66,984	18,601,702

$10.87	$17.76	$9.88	$17.66	$15.29

$151,544	$27,276,230	—	—	—
13,936	1,587,936	—	—	—

$10.87	$17.18	—	—	—

Annual Report  185

December 31, 2023	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
Cost of investments in securities	$73,379,672	$99,756,609
Cost of non-controlled affiliated issuers	$—	$—
Cost of foreign currency	$60,731	$33,517

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

186  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio
$122,614,934	$2,427,336,942	$106,115,734	$65,227,667	$6,967,245,613
$—	$—	$—	$—	$917,744,129
$10,691	$6,429,413	$75	$73	$4,052

Annual Report  187

December 31, 2023	Lazard Global Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio
ASSETS
Investments in securities, at fair value	$10,916,044	$19,394,369
Cash	—	89
Foreign currency, at fair value	47	530
Receivables for:
Dividends and interest	31,817	26,662
Investments sold	—	—
Capital stock sold	—	33,972
Amount due from Investment Manager (Note 3)	—	3,154
Total assets	10,947,908	19,458,776

LIABILITIES
Payables for:
Management fees	866	—
Foreign capital gains taxes	—	—
Accrued custodian fees	5,201	7,920
Accrued professional services	26,833	23,864
Accrued administration fees	3,015	2,895
Accrued distribution fees	—	1,240
Accrued directors’ fees	—	—
Capital stock redeemed	36,161	432
Investments purchased	—	—
Other accrued expenses and payables	1,808	1,689
Total liabilities	73,884	38,040
Net assets	$10,874,024	$19,420,736

NET ASSETS
Paid in capital	$10,415,752	$18,850,447
Distributable earnings (Accumulated loss)	458,272	570,289
Net assets	$10,874,024	$19,420,736

Institutional Shares
Net assets	$10,859,319	$3,076,131
Shares of capital stock outstanding*	866,796	276,750
Net asset value, offering and redemption price per share	$12.53	$11.12

Open Shares
Net assets	$14,705	$16,344,605
Shares of capital stock outstanding*	1,184	1,469,615
Net asset value, offering and redemption price per share	$12.42	$11.12

R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$9,830,106	$18,793,987
Cost of foreign currency	$46	$530

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

188  Annual Report

Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio

$1,109,906,450	$52,464,164	$257,485,276	$11,919,325	$4,338,303,256
—	—	—	—	—
162,593	229	3,741	8,536	133,230

8,381,907	191,169	302,659	118,192	13,112,823
27,574,526	789,654	—	47,794	5,244,713
931,870	68,067	373,989	1,619	4,238,914
—	—	—	5,897	—
1,146,957,346	53,513,283	258,165,665	12,101,363	4,361,032,936

721,152	26,299	147,600	—	2,710,915
—	—	—	—	1,824,069
45,319	7,448	13,498	5,922	152,730
42,378	24,899	24,183	27,124	84,979
28,649	4,006	7,806	3,092	78,678
13,951	547	326	1,523	75,163
—	—	495	—	1,029
560,491	473	37,259	8,968	18,019,305
702,987	440	—	—	8,213
36,139	5,220	6,845	2,801	109,485
2,151,066	69,332	238,012	49,430	23,064,566
$1,144,806,280	$53,443,951	$257,927,653	$12,051,933	$4,337,968,370

$977,855,343	$49,215,413	$246,121,321	$13,836,193	$3,490,885,385
166,950,937	4,228,538	11,806,332	(1,784,260)	847,082,985
$1,144,806,280	$53,443,951	$257,927,653	$12,051,933	$4,337,968,370

$1,014,462,382	$50,570,333	$255,656,899	$4,811,183	$3,950,193,447
62,778,851	4,815,470	16,441,822	572,771	255,236,019

$16.16	$10.50	$15.55	$8.40	$15.48

$56,809,029	$2,873,618	$1,753,715	$7,240,750	$310,808,515
3,461,398	272,190	113,448	859,225	19,879,784

$16.41	$10.56	$15.46	$8.43	$15.63

$73,534,869	—	$517,039	—	$76,966,408
4,560,047	—	33,251	—	4,967,707

$16.13	—	$15.55	—	$15.49

$936,973,744	$45,788,325	$237,985,104	$11,577,494	$3,352,104,438
$160,697	$224	$3,730	$8,592	$131,507

Annual Report  189

December 31, 2023	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio
ASSETS
Investments in securities, at fair value	$17,967,831	$204,726,697
Cash	—	1,352
Foreign currency, at fair value	2,274	—
Receivables for:
Capital stock sold	—	225,914
Dividends	50,847	51,681
Investments sold	—	—
Amount due from Investment Manager (Note 3)	—	—
Total assets	18,020,952	205,005,644

LIABILITIES
Payables for:
Management fees	2,407	124,872
Accrued professional services	24,186	36,310
Accrued custodian fees	7,832	21,839
Accrued administration fees	3,178	11,385
Accrued distribution fees	23	5,021
Accrued directors’ fees	33	2,481
Capital stock redeemed	—	1,826,839
Investments purchased	—	—
Other accrued expenses and payables	1,979	54,485
Total liabilities	39,638	2,083,232
Net assets	$17,981,314	$202,922,412

NET ASSETS
Paid in capital	$16,804,679	$137,088,718
Distributable earnings (Accumulated loss)	1,176,635	65,833,694
Net assets	$17,981,314	$202,922,412

Institutional Shares
Net assets	$17,894,134	$181,667,222
Shares of capital stock outstanding*	1,450,305	21,265,847
Net asset value, offering and redemption price per share	$12.34	$8.54

Open Shares
Net assets	$87,180	$21,230,969
Shares of capital stock outstanding*	7,070	2,437,790
Net asset value, offering and redemption price per share	$12.33	$8.71

R6 Shares
Net assets	—	$24,221
Shares of capital stock outstanding*	—	2,801
Net asset value, offering and redemption price per share	—	$8.65

Cost of investments in securities	$16,827,367	$138,426,202
Cost of foreign currency	$2,274	$—

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.

The accompanying notes are an integral part of these financial statements.

190  Annual Report

Lazard US Equity Focus Portfolio	Lazard US Small Cap Equity Select Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

$91,900,120	$38,419,992	$11,859,093	$40,112,799
—	1,000,094	474	898
—	—	—	—

19	18,125	—	93,949
39,480	31,812	6,129	45,801
—	—	—	22,444
—	—	890	—
91,939,619	39,470,023	11,866,586	40,275,891

32,249	14,107	—	10,516
23,602	23,733	21,878	23,389
9,048	8,283	6,381	13,047
6,547	3,859	6,612	7,192
238	1,600	112	26
184	10	—	—
9,647	96	—	—
—	—	—	189,245
4,460	4,469	1,999	2,264
85,975	56,157	36,982	245,679
$91,853,644	$39,413,866	$11,829,604	$40,030,212

$64,494,716	$31,403,361	$8,299,729	$35,300,257
27,358,928	8,010,505	3,529,875	4,729,955
$91,853,644	$39,413,866	$11,829,604	$40,030,212

$43,672,607	$32,003,587	$11,239,494	$39,778,882
2,838,393	2,577,164	798,449	3,909,490

$15.39	$12.42	$14.08	$10.17

$1,169,606	$7,371,401	$590,110	$139,842
75,579	667,798	41,891	13,713

$15.48	$11.04	$14.09	$10.20

$47,011,431	$38,878	—	$111,488
3,053,800	3,122	—	10,962

$15.39	$12.45	—	$10.17

$64,125,402	$31,583,431	$8,682,263	$33,502,978
$—	$—	$—	$—

Annual Report  191

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2023	Lazard Developing Markets Equity Portfolio	Lazard Emerging Markets Core Equity Portfolio
Investment Income (Loss) Income
Dividends#
Unaffiliated issuers	$2,320,714	$2,982,374
Non-controlled affiliated issuers (Note 5)(a)	—	—
Non-cash income	984,592	346,302
Total investment income*	3,305,306	3,328,676
Expenses
Management fees (Note 3)	1,001,170	1,119,460
Custodian fees	54,004	72,525
Administration fees	29,801	40,430
Professional services	63,236	41,015
Distribution fees (Open Shares)	14,509	5,099
Shareholders’ services	21,984	21,015
Directors’ fees and expenses	11,971	13,417
Shareholders’ reports	16,696	39,398
Registration fees	36,545	43,467
Other^	11,261	39,582
Total gross expenses	1,261,177	1,435,408
Management fees waived and expenses reimbursed	(116,338)	(138,079)
Total net expenses	1,144,839	1,297,329
Net investment income (loss)	2,160,467	2,031,347
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(5,546,837)	(5,444,662)
Non-controlled affiliated issuers(a)	—	—
Foreign currency transactions	(2,381)	(104,929)
Forward currency contracts	—	—
Total net realized gain (loss)	(5,549,218)	(5,549,591)
Net change in unrealized appreciation (depreciation) on:
Investments†	11,774,993	14,720,315
Non-controlled affiliated issuers(a)	—	—
Foreign currency translations	337	(6,101)
Forward currency contracts	—	—
Total net change in unrealized appreciation (depreciation)	11,775,330	14,714,214
Net realized and unrealized gain (loss)	6,226,112	9,164,623
Net increase (decrease) in net assets resulting from operations	$8,386,579	$11,195,970
* Net of foreign withholding taxes of	$296,635	$376,039
** Net of foreign capital gains taxes of	$68,220	$19,392
† Includes net change in foreign capital gains taxes of	$9,868	$(142,848)
^ Includes interest on line of credit of	$2,987	$7,091

(a)	See Note 5 for information on affiliated issuers

The accompanying notes are an integral part of these financial statements.

192  Annual Report

Lazard Emerging Markets Equity Advantage Portfolio	Lazard Emerging Markets Equity Portfolio	Lazard Equity Franchise Portfolio	Lazard Global Equity Select Portfolio	Lazard Global Listed Infrastructure Portfolio

$3,480,489	$136,652,062	$4,132,643	$1,573,654	$286,664,874
—	—	—	—	50,010,504
214,569	—	—	—	—
3,695,058	136,652,062	4,132,643	1,573,654	336,675,378

856,585	26,285,362	1,200,386	612,656	76,891,584
99,329	746,615	54,558	50,120	1,588,003
31,563	305,140	36,042	29,068	788,817
50,123	288,704	54,546	50,385	737,352
552	665,351	614	3,145	737,044
20,668	301,193	16,785	16,755	714,824
12,205	183,105	16,544	11,352	579,898
11,399	154,478	9,833	12,868	368,633
40,117	96,439	35,899	42,464	332,990
9,960	106,134	12,440	8,631	329,089
1,132,501	29,132,521	1,437,647	837,444	83,068,234
(102,454)	(3,572)	(8,157)	(5,250)	—
1,030,047	29,128,949	1,429,490	832,194	83,068,234
2,665,011	107,523,113	2,703,153	741,460	253,607,144

(2,027,874)	103,428,868	10,548,232	1,151,310	135,262,349
—	—	—	—	(371,808)
(77,931)	(1,249,812)	(15,914)	(4,745)	1,292,230
—	—	—	—	(76,368,195)
(2,105,805)	102,179,056	10,532,318	1,146,565	59,814,576

11,528,610	320,906,331	14,292,855	12,963,647	641,918,392
—	—	—	—	(50,188,104)
2,337	47,634	6,205	4,891	644,975
—	—	—	—	(43,021,873)

11,530,947	320,953,965	14,299,060	12,968,538	549,353,390
9,425,142	423,133,021	24,831,378	14,115,103	609,167,966

$12,090,153	$530,656,134	$27,534,531	$14,856,563	$862,775,110

$449,616	$16,602,914	$203,339	$60,106	$14,674,655
$128,059	$1,495,016	$—	$—	$—
$(433,801)	$(1,235,723)	$—	$—	$—
$527	$10,168	$1,978	$208	$—

#	Dividend income for Lazard Global Equity Select Portfolio and Lazard Global Listed Infrastructure Portfolio includes $27,612 and $1,219,941, respectively, of refunds received as a result of European Union dividend withholding tax reclaim filings. The amounts of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $87,718 and $15,894,596 respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.

Annual Report  193

For the Year Ended December 31, 2023	Lazard Global Strategic Equity Portfolio	Lazard International Equity Advantage Portfolio
Investment Income (Loss)
Income
Dividends#	$174,301	$111,829
Total investment income*	174,301	111,829
Expenses
Management fees (Note 3)	79,663	22,096
Custodian fees	32,498	46,854
Distribution fees (Open Shares)	254	1,533
Professional services	43,952	43,274
Administration fees	18,614	17,711
Directors’ fees and expenses	5,711	5,166
Shareholders’ services	10,815	10,405
Shareholders’ reports	8,093	7,999
Registration fees	40,803	37,674
Other^	287	110
Total gross expenses	240,690	192,822
Management fees waived and expenses reimbursed	(144,552)	(163,984)
Total net expenses	96,138	28,838
Net investment income (loss)	78,163	82,991
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments**	(159,867)	186,913
Foreign currency transactions	(4,703)	1,079
Total net realized gain (loss)	(164,570)	187,992
Net change in unrealized appreciation (depreciation) on:
Investments†	1,654,940	520,192
Foreign currency translations	534	471
Total net change in unrealized appreciation (depreciation)	1,655,474	520,663
Net realized and unrealized gain (loss)	1,490,904	708,655
Net increase (decrease) in net assets resulting from operations	$1,569,067	$791,646
*# Net of foreign withholding taxes of	$15,273	$13,583
** Net of foreign capital gains taxes of	$—	$—
† Includes net change in foreign capital gains taxes of	$—	$—
^ Includes interest on line of credit of	$191	$86

#	Dividend income for Lazard Global Strategic Equity Portfolio includes $2,873 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $18,146. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

194  Annual Report

Lazard International Equity Portfolio	Lazard International Equity Select Portfolio	Lazard International Quality Growth Portfolio	Lazard International Small Cap Equity Portfolio	Lazard International Strategic Equity Portfolio

$33,124,230	$1,356,402	$3,344,727	$395,989	$101,537,373
33,124,230	1,356,402	3,344,727	395,989	101,537,373

8,488,679	347,226	1,449,365	96,308	33,529,932
274,169	48,145	77,685	40,223	949,344
143,993	7,453	3,979	18,858	787,010
253,952	50,929	55,395	48,499	547,224
155,466	23,964	41,442	18,892	459,939
79,625	8,671	16,540	5,915	318,465
109,479	14,974	24,351	13,471	305,790
64,413	11,157	16,823	10,472	169,760
70,249	35,069	41,433	32,127	120,482
57,797	7,065	23,815	6,046	257,684
9,697,822	554,653	1,750,828	290,811	37,445,630
(27,378)	(65,785)	(90,724)	(132,740)	(5,763)
9,670,444	488,868	1,660,104	158,071	37,439,867
23,453,786	867,534	1,684,623	237,918	64,097,506

40,103,264	1,180,669	(756,809)	(219,327)	100,205,954
(247,436)	(8,097)	(60,614)	(3,573)	(626,270)
39,855,828	1,172,572	(817,423)	(222,900)	99,579,684

98,799,745	4,177,946	29,679,157	1,435,367	531,579,789
318,588	12,749	9,916	3,344	280,531

99,118,333	4,190,695	29,689,073	1,438,711	531,860,320
138,974,161	5,363,267	28,871,650	1,215,811	631,440,004

$162,427,947	$6,230,801	$30,556,273	$1,453,729	$695,537,510
$1,677,979	$106,978	$351,343	$(11,500)	$6,721,050
$—	$7,507	$—	$(820)	$485,266
$—	$13,145	$—	$—	$(144,628)
$15,300	$300	$11,614	$196	$84,896

#	Dividend income for Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio and Lazard International Strategic Equity Portfolio includes $1,358,483, $20,187, $1,616, $43,378 and $2,530,161 respectively, of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $3,036,462, $127,165, $352,959, $31,878 and $9,251,211 respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.

Annual Report  195

For the Year Ended December 31, 2023	Lazard Managed Equity Volatility Portfolio	Lazard US Equity Concentrated Portfolio
Investment Income (Loss)
Income
Dividends#	$621,252	$9,345,764
Non-cash income	—	—
Total investment income*	621,252	9,345,764
Expenses
Management fees (Note 3)	137,275	4,783,199
Custodian fees	47,358	171,334
Professional services	45,071	117,478
Shareholders’ reports	8,449	104,847
Administration fees	20,146	101,197
Shareholders’ services	11,772	75,189
Directors’ fees and expenses	6,799	73,513
Distribution fees (Open Shares)	208	61,030
Registration fees	33,149	53,826
Other^	8,048	61,242
Total gross expenses	318,275	5,602,855
Management fees waived and expenses reimbursed	(144,096)	(927)
Total net expenses	174,179	5,601,928
Net investment income (loss)	447,073	3,743,836
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	1,253,767	268,247,181
Foreign currency transactions	(7,971)	—
Forward currency contracts	470	—
Total net realized gain (loss)	1,246,266	268,247,181
Net change in unrealized appreciation (depreciation) on:
Investments	(165,068)	(159,593,563)
Foreign currency translations	1,574	—
Total net change in unrealized appreciation (depreciation)	(163,494)	(159,593,563)
Net realized and unrealized gain (loss)	1,082,772	108,653,618
Net increase (decrease) in net assets resulting from operations	$1,529,845	$112,397,454
*# Net of foreign withholding taxes of	$28,306	$—
^ Includes interest on line of credit of	$2,221	$33,004

#	Dividend income for Lazard Managed Equity Volatility Portfolio includes $532 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $28,838. Refer to Note 2(b) in the Notes to Financial Statements for further information.

The accompanying notes are an integral part of these financial statements.

196  Annual Report

Lazard US Equity Focus Portfolio	Lazard US Small Cap Equity Select Portfolio	Lazard US Sustainable Equity Portfolio	Lazard US Systematic Small Cap Equity Portfolio

$1,371,937	$433,327	$224,391	$394,088
—	—	—	22,175
1,371,937	433,327	224,391	416,263

462,358	301,289	87,159	203,717
53,245	49,842	30,811	77,171
47,883	45,226	42,927	43,904
12,156	12,618	9,070	5,213
27,795	22,308	19,102	20,924
17,995	16,093	10,954	13,318
10,584	7,742	5,932	6,817
2,831	18,573	1,364	286
35,138	45,039	34,023	33,436
9,224	6,965	5,531	2,863
679,209	525,695	246,873	407,649
(86,867)	(95,033)	(136,426)	(145,212)
592,342	430,662	110,447	262,437
779,595	2,665	113,944	153,826

694,662	4,362,487	415,321	(1,034,076)
—	—	—	—
—	—	—	—
694,662	4,362,487	415,321	(1,034,076)

14,121,034	(581,717)	1,434,058	6,868,729
—	—	—	—

14,121,034	(581,717)	1,434,058	6,868,729
14,815,696	3,780,770	1,849,379	5,834,653

$15,595,291	$3,783,435	$1,963,323	$5,988,479
$—	$223	$—	$2,547
$327	$—	$—	$—

Annual Report  197

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,160,467	$1,208,133
Net realized gain (loss)	(5,549,218)	(5,520,306)
Net change in unrealized appreciation (depreciation)	11,775,330	(29,626,365)
Net increase (decrease) in net assets resulting from operations	8,386,579	(33,938,538)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(1,908,309)	(707,448)
Open Shares	(112,978)	(29,962)
R6 Shares	—	—
Return of capital
Institutional Shares	—	(60,003)
Open Shares	—	(2,541)
Net decrease in net assets resulting from distributions	(2,021,287)	(799,954)
Capital stock transactions
Net proceeds from sales
Institutional Shares	15,288,853	22,986,526
Open Shares	1,200,836	1,330,724
R6 Shares	—	—
Issued in connection with acquisition of Emerging Markets Strategic Equity Portfolio
Institutional Shares	—	—
Open Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	1,637,186	635,859
Open Shares	102,420	28,854
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(28,128,807)	(47,316,675)
Open Shares	(1,461,157)	(3,142,059)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(11,360,669)	(25,476,771)
Total increase (decrease) in net assets	(4,995,377)	(60,215,263)
Net assets at beginning of period	97,397,568	157,612,831
Net assets at end of period	$92,402,191	$97,397,568
Shares issued and redeemed Institutional Shares
Shares outstanding at beginning of period	7,777,673	9,637,932
Shares sold	1,226,526	1,776,812
Shares issued in connection with acquisition of Emerging Markets Strategic Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	131,819	53,569
Shares redeemed	(2,289,927)	(3,690,640)
Net increase (decrease)	(931,582)	(1,860,259)
Shares outstanding at end of period	6,846,091	7,777,673

The accompanying notes are an integral part of these financial statements.

198  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$2,031,347	$2,077,849	$2,665,011	$1,722,206
(5,549,591)	(3,899,342)	(2,105,805)	(15,096,252)
14,714,214	(31,035,512)	11,530,947	(1,482,062)

11,195,970	(32,857,005)	12,090,153	(14,856,108)

(1,747,412)	(1,910,920)	(2,475,435)	(1,903,988)
(29,424)	(28,218)	(4,336)	(3,123)
(2,429)	(7,388)	(2,937)	—

—	—	—	—
—	—	—	—

(1,779,265)	(1,946,526)	(2,482,708)	(1,907,111)

17,889,582	34,798,642	73,099,826	81,225,276
724,536	1,088,647	3,221,041	34,560
67,262	109,702	142,557	—

42,695,854	—	—	—
2,423,804	—	—	—

1,705,354	1,842,661	2,461,896	1,895,534
27,976	26,946	4,336	3,123
2,429	7,388	2,937	—

(48,631,628)	(65,949,462)	(33,764,842)	(54,457,517)
(2,464,925)	(1,323,071)	(3,108,971)	(855,669)
(286,110)	(1,534)	—	—

14,154,134	(29,400,081)	42,058,780	27,845,307
23,570,839	(64,203,612)	51,666,225	11,082,088
94,504,036	158,707,648	80,599,389	69,517,301
$118,074,875	$94,504,036	$132,265,614	$80,599,389

10,455,241	13,520,650	8,186,529	5,322,452
1,881,992	3,561,761	6,915,914	8,040,599

4,364,112	—	—	—

176,893	207,099	231,119	190,232
(5,091,153)	(6,834,269)	(3,204,905)	(5,366,754)
1,331,844	(3,065,409)	3,942,128	2,864,077
11,787,085	10,455,241	12,128,657	8,186,529

Annual Report  199

	Lazard Developing Markets Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Open Shares
Shares outstanding at beginning of period	467,111	600,534
Shares sold	96,455	107,434
Shares issued in connection with acquisition of Emerging Markets Strategic Equity Portfolio	—	—
Shares issued to shareholders from reinvestment of distributions	8,293	2,445
Shares redeemed	(118,800)	(243,302)
Net increase (decrease)	(14,052)	(133,423)
Shares outstanding at end of period	453,059	467,111

R6 Shares†
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

†	The inception date for the Lazard Emerging Markets Equity Advantage Portfolio R6 Shares was February 22, 2023.

The accompanying notes are an integral part of these financial statements.

200  Annual Report

Lazard Emerging Markets Core Equity Portfolio		Lazard Emerging Markets Equity Advantage Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

161,234	183,190	9,443	76,021
76,445	112,096	310,575	2,836

248,585	—	—	—

2,909	3,036	407	312
(256,141)	(137,088)	(296,709)	(69,726)
71,798	(21,956)	14,273	(66,578)
233,032	161,234	23,716	9,443

39,040	26,865	—	—
6,943	11,507	13,660	—

252	830	276	—
(29,892)	(162)	—	—
(22,697)	12,175	13,936	—
16,343	39,040	13,936	—

Annual Report  201

	Lazard Emerging Markets Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$107,523,113	$146,593,998
Net realized gain (loss)	102,179,056	(115,693,889)
Net change in unrealized appreciation (depreciation)	320,953,965	(557,415,838)
Net increase (decrease) in net assets resulting from operations	530,656,134	(526,515,729)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(86,836,785)	(130,416,173)
Open Shares	(9,235,492)	(13,490,474)
R6 Shares	(1,001,599)	(437,125)
Net decrease in net assets resulting from distributions	(97,073,876)	(144,343,772)
Capital stock transactions
Net proceeds from sales
Institutional Shares	591,291,086	861,849,990
Open Shares	24,905,149	18,453,232
R6 Shares	18,877,987	1,763,892
Net proceeds from reinvestment of distributions
Institutional Shares	82,471,722	125,423,797
Open Shares	9,105,594	13,288,409
R6 Shares	261,291	286,165
Cost of shares redeemed
Institutional Shares	(949,812,499)	(1,376,698,620)
Open Shares	(53,071,749)	(83,795,159)
R6 Shares	(1,587,355)	(2,202,333)
Net increase (decrease) in net assets from capital stock transactions	(277,558,774)	(441,630,627)
Total increase (decrease) in net assets	156,023,484	(1,112,490,128)
Net assets at beginning of period	2,540,427,852	3,652,917,980
Net assets at end of period	$2,696,451,336	$2,540,427,852

The accompanying notes are an integral part of these financial statements.

202  Annual Report

Lazard Equity Franchise Portfolio		Lazard Global Equity Select Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$2,703,153	$1,626,573	$741,460	$572,221
10,532,318	13,818,112	1,146,565	1,040,326
14,299,060	(17,193,783)	12,968,538	(21,692,108)

27,534,531	(1,749,098)	14,856,563	(20,079,561)

(9,472,152)	(17,924,812)	(1,808,406)	(923,404)
(14,250)	(22,496)	(19,152)	(9,233)
—	—	—	—

(9,486,402)	(17,947,308)	(1,827,558)	(932,637)

17,269,375	103,212,766	5,356,966	17,480,453
175,590	262,175	639,010	274,863
—	—	—	—

9,472,152	17,923,480	1,764,122	907,395
14,250	22,496	18,841	9,199
—	—	—	—

(85,956,915)	(47,036,929)	(14,561,651)	(16,294,375)
(224,473)	(154,997)	(905,741)	(293,755)
—	—	—	—

(59,250,021)	74,228,991	(7,688,453)	2,083,780
(41,201,892)	54,532,585	5,340,552	(18,928,418)
160,054,156	105,521,571	92,557,568	111,485,986
$118,852,264	$160,054,156	$97,898,120	$92,557,568

Annual Report  203

	Lazard Emerging Markets Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	156,565,118	180,498,233
Shares sold	36,823,067	54,007,278
Shares issued to shareholders from reinvestment of distributions	4,920,747	8,549,679
Shares redeemed	(58,880,517)	(86,490,072)
Net increase (decrease)	(17,136,703)	(23,933,115)
Shares outstanding at end of period	139,428,415	156,565,118

Open Shares
Shares outstanding at beginning of period	16,682,124	19,885,383
Shares sold	1,484,896	1,102,283
Shares issued to shareholders from reinvestment of distributions	524,818	875,966
Shares redeemed	(3,163,011)	(5,181,508)
Net increase (decrease)	(1,153,297)	(3,203,259)
Shares outstanding at end of period	15,528,827	16,682,124

R6 Shares
Shares outstanding at beginning of period	548,994	544,810
Shares sold	1,121,981	113,210
Shares issued to shareholders from reinvestment of distributions	15,581	19,494
Shares redeemed	(98,620)	(128,520)
Net increase (decrease)	1,038,942	4,184
Shares outstanding at end of period	1,587,936	548,994

The accompanying notes are an integral part of these financial statements.

204  Annual Report

Lazard Equity Franchise Portfolio		Lazard Global Equity Select Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

17,653,491	9,780,445	5,938,494	5,857,479
1,782,584	10,269,246	327,199	1,063,144

964,578	1,943,345	101,916	59,230
(8,397,961)	(4,339,545)	(887,258)	(1,041,359)
(5,650,799)	7,873,046	(458,143)	81,015
12,002,692	17,653,491	5,480,351	5,938,494

21,010	8,621	81,524	82,179
17,758	25,489	39,169	17,597

1,451	2,436	1,091	600
(22,337)	(15,536)	(54,800)	(18,852)
(3,128)	12,389	(14,540)	(655)
17,882	21,010	66,984	81,524

—	—	—	—
—	—	—	—

—	—	—	—
—	—	—	—
—	—	—	—
—	—	—	—

Annual Report  205

	Lazard Global Listed Infrastructure Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$253,607,144	$208,102,375
Net realized gain (loss)	59,814,576	322,905,118
Net change in unrealized appreciation (depreciation)	549,353,390	(665,672,455)
Net increase (decrease) in net assets resulting from operations	862,775,110	(134,664,962)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(248,027,505)	(1,060,685,044)
Open Shares	(8,009,207)	(45,255,213)
R6 Shares	—	—
Return of capital
Net decrease in net assets resulting from distributions	(256,036,712)	(1,105,940,257)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,182,513,951	3,221,367,011
Open Shares	64,066,364	165,287,456
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	211,785,959	921,958,886
Open Shares	7,849,761	44,558,966
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(2,376,975,688)	(2,475,584,828)
Open Shares	(146,443,340)	(120,448,379)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(57,202,993)	1,757,139,112
Total increase (decrease) in net assets	549,535,405	516,533,893
Net assets at beginning of period	8,125,421,621	7,608,887,728
Net assets at end of period	$8,674,957,026	$8,125,421,621

The accompanying notes are an integral part of these financial statements.

206  Annual Report

Lazard Global Strategic Equity Portfolio		Lazard International Equity Advantage Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$78,163	$49,494	$82,991	$77,083
(164,570)	(467,377)	187,992	(219,539)
1,655,474	(2,950,697)	520,663	(262,247)

1,569,067	(3,368,580)	791,646	(404,703)

(45,587)	(65,039)	(19,149)	(87,197)
(26)	(462)	(58,030)	(3,876)
—	—	—	—

(45,613)	(65,501)	(77,179)	(91,073)

105,794	23,595	128,704	6,179
2,012	2,503	16,058,495	1
—	—	—	—

45,587	65,039	19,149	87,197
26	462	58,030	3,876
—	—	—	—

(1,241,359)	(3,755,240)	—	(30,940)
(175,681)	—	(118,775)	—
—	—	—	—

(1,263,621)	(3,663,641)	16,145,603	66,313
259,833	(7,097,722)	16,860,070	(429,463)
10,614,191	17,711,913	2,560,666	2,990,129
$10,874,024	$10,614,191	$19,420,736	$2,560,666

Annual Report  207

	Lazard Global Listed Infrastructure Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	548,675,033	442,920,557
Shares sold	147,779,765	200,638,035
Shares issued to shareholders from reinvestment of distributions	14,244,720	62,415,191
Shares redeemed	(161,614,429)	(157,298,750)
Net increase (decrease)	410,056	105,754,476
Shares outstanding at end of period	549,085,089	548,675,033

Open Shares
Shares outstanding at beginning of period	23,667,566	18,194,277
Shares sold	4,327,005	10,096,310
Shares issued to shareholders from reinvestment of distributions	527,750	3,013,473
Shares redeemed	(9,920,619)	(7,636,494)
Net increase (decrease)	(5,065,864)	5,473,289
Shares outstanding at end of period	18,601,702	23,667,566

The accompanying notes are an integral part of these financial statements.

208  Annual Report

Lazard Global Strategic Equity Portfolio		Lazard International Equity Advantage Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

960,139	1,297,363	261,804	255,051
9,135	2,146	13,193	606

3,659	5,923	1,753	9,310
(106,137)	(345,293)	—	(3,163)
(93,343)	(337,224)	14,946	6,753
866,796	960,139	276,750	261,804

16,012	15,713	12,488	12,075
173	258	1,462,656	—	#

2	41	5,290	413
(15,003)	—	(10,819)	—
(14,828)	299	1,457,127	413
1,184	16,012	1,469,615	12,488

#	Shares values are less than 1

Annual Report  209

	Lazard International Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$23,453,786	$25,018,724
Net realized gain (loss)	39,855,828	(18,115,840)
Net change in unrealized appreciation (depreciation)	99,118,333	(273,283,955)
Net increase (decrease) in net assets resulting from operations	162,427,947	(266,381,071)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(37,659,905)	(62,703,347)
Open Shares	(1,945,816)	(3,381,347)
R6 Shares	(2,733,396)	(3,944,721)
Return of capital
Net decrease in net assets resulting from distributions	(42,339,117)	(70,029,415)
Capital stock transactions
Net proceeds from sales
Institutional Shares	260,202,030	231,789,310
Open Shares	9,246,783	16,567,209
R6 Shares	28,652,330	17,349,084
Net proceeds from reinvestment of distributions
Institutional Shares	33,034,781	53,823,523
Open Shares	1,833,815	3,000,121
R6 Shares	2,573,712	3,868,531
Cost of shares redeemed
Institutional Shares	(254,189,967)	(685,382,215)
Open Shares	(15,383,156)	(41,438,157)
R6 Shares	(28,481,260)	(52,432,233)
Net increase (decrease) in net assets from capital stock transactions	37,489,068	(452,854,827)
Total increase (decrease) in net assets	157,577,898	(789,265,313)
Net assets at beginning of period	987,228,382	1,776,493,695
Net assets at end of period	$1,144,806,280	$987,228,382

The accompanying notes are an integral part of these financial statements.

210  Annual Report

Lazard International Equity Select Portfolio		Lazard International Quality Growth Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$867,534	$1,028,738	$1,684,623	$783,238
1,172,572	(3,536,840)	(817,423)	(6,290,271)
4,190,695	(10,331,812)	29,689,073	(13,649,212)

6,230,801	(12,839,914)	30,556,273	(19,156,245)

(742,947)	(1,170,958)	(1,575,320)	(1,289,849)
(35,111)	(56,701)	(6,587)	(2,960)
—	—	(3,470)	—

(778,058)	(1,227,659)	(1,585,377)	(1,292,809)

6,870,927	12,959,753	145,309,254	123,139,916
635,307	900,081	1,984,516	123,452
—	—	510,000	—

676,941	1,124,727	1,549,820	1,280,322
34,436	55,731	6,587	2,960
—	—	75	—

(13,779,012)	(27,840,410)	(30,694,205)	(55,785,156)
(1,000,063)	(1,527,246)	(804,356)	(18,580)
—	—	—	—

(6,561,464)	(14,327,364)	117,861,691	68,742,914
(1,108,721)	(28,394,937)	146,832,587	48,293,860
54,552,672	82,947,609	111,095,066	62,801,206
$53,443,951	$54,552,672	$257,927,653	$111,095,066

Annual Report  211

	Lazard International Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	60,292,364	87,137,715
Shares sold	16,573,255	14,992,421
Shares issued to shareholders from reinvestment of distributions	2,064,288	3,670,842
Shares redeemed	(16,151,056)	(45,508,614)
Net increase (decrease)	2,486,487	(26,845,351)
Shares outstanding at end of period	62,778,851	60,292,364

Open Shares
Shares outstanding at beginning of period	3,743,668	5,114,581
Shares sold	580,947	1,084,863
Shares issued to shareholders from reinvestment of distributions	112,843	201,768
Shares redeemed	(976,060)	(2,657,544)
Net increase (decrease)	(282,270)	(1,370,913)
Shares outstanding at end of period	3,461,398	3,743,668
R6 Shares(a)
Shares outstanding at beginning of period	4,410,047	6,472,435
Shares sold	1,839,166	1,082,972
Shares issued to shareholders from reinvestment of distributions	161,240	264,440
Shares redeemed	(1,850,406)	(3,409,800)
Net increase (decrease)	150,000	(2,062,388)
Shares outstanding at end of period	4,560,047	4,410,047

(a)	The inception date for the Lazard International Quality Growth Portfolio R6 Shares was February 22, 2023.

The accompanying notes are an integral part of these financial statements.

212  Annual Report

Lazard International Equity Select Portfolio		Lazard International Quality Growth Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

5,427,143	6,846,470	8,337,316	3,718,473
677,833	1,281,616	10,153,993	8,546,737

65,091	117,646	100,507	96,628
(1,354,597)	(2,818,589)	(2,149,994)	(4,024,522)
(611,673)	(1,419,327)	8,104,506	4,618,843
4,815,470	5,427,143	16,441,822	8,337,316

304,184	360,195	28,191	19,946
63,064	87,983	140,256	9,406

3,292	5,796	430	225
(98,350)	(149,790)	(55,429)	(1,386)
(31,994)	(56,011)	85,257	8,245
272,190	304,184	113,448	28,191

—	—	—	—
—	—	33,246	—

—	—	5	—
—	—	—	—
—	—	33,251	—
—	—	33,251	—

Annual Report  213

	Lazard International Small Cap Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$237,918	$309,711
Net realized gain (loss)	(222,900)	(1,611,673)
Net change in unrealized appreciation (depreciation)	1,438,711	(5,619,766)
Net increase (decrease) in net assets resulting from operations	1,453,729	(6,921,728)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(99,912)	(491,400)
Open Shares	(132,326)	(416,934)
R6 Shares	—	—
Return of capital
Net decrease in net assets resulting from distributions	(232,238)	(908,334)
Capital stock transactions
Net proceeds from sales
Institutional Shares	561,590	3,781,732
Open Shares	160,359	3,039,558
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	93,978	488,585
Open Shares	130,340	410,676
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(3,361,348)	(7,824,261)
Open Shares	(1,386,790)	(3,944,613)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(3,801,871)	(4,048,323)
Total increase (decrease) in net assets	(2,580,380)	(11,878,385)
Net assets at beginning of period	14,632,313	26,510,698
Net assets at end of period	$12,051,933	$14,632,313

The accompanying notes are an integral part of these financial statements.

214  Annual Report

Lazard International Strategic Equity Portfolio		Lazard Managed Equity Volatility Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$64,097,506	$80,441,570	$447,073	$521,781
99,579,684	(191,251,655)	1,246,266	(794,341)
531,860,320	(957,247,512)	(163,494)	(1,836,469)

695,537,510	(1,068,057,597)	1,529,845	(2,109,029)

(57,582,065)	(58,103,198)	(708,488)	(857,387)
(3,686,018)	(3,427,089)	(3,164)	(2,173)
(1,178,086)	(1,330,359)	—	—

(62,446,169)	(62,860,646)	(711,652)	(859,560)

368,552,510	777,632,896	4,483,027	2,791,357
36,677,838	66,219,213	—	27
13,812,019	5,029,916	—	—

54,605,767	53,856,863	500,959	739,992
3,464,545	3,161,280	3,164	2,173
1,100,618	1,318,843	—	—

(1,230,081,524)	(1,333,389,496)	(16,617,576)	(2,898,965)
(81,113,168)	(144,164,460)	—	(24)
(47,529,882)	(12,251,456)	—	—

(880,511,277)	(582,586,401)	(11,630,426)	634,560
(247,419,936)	(1,713,504,644)	(10,812,233)	(2,334,029)
4,585,388,306	6,298,892,950	28,793,547	31,127,576
$4,337,968,370	$4,585,388,306	$17,981,314	$28,793,547

Annual Report  215

	Lazard International Small Cap Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	902,119	1,322,884
Shares sold	68,767	457,072
Shares issued to shareholders from reinvestment of distributions	11,419	61,362
Shares redeemed	(409,534)	(939,199)
Net increase (decrease)	(329,348)	(420,765)
Shares outstanding at end of period	572,771	902,119

Open Shares
Shares outstanding at beginning of period	996,438	1,085,347
Shares sold	19,698	356,944
Shares issued to shareholders from reinvestment of distributions	15,791	51,468
Shares redeemed	(172,702)	(497,321)
Net increase (decrease)	(137,213)	(88,909)
Shares outstanding at end of period	859,225	996,438

R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

The accompanying notes are an integral part of these financial statements.

216  Annual Report

Lazard International Strategic Equity Portfolio		Lazard Managed Equity Volatility Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

311,507,437	349,026,972	2,406,396	2,357,213
25,390,697	54,862,222	365,130	229,042

3,579,404	4,019,169	41,116	61,309
(85,241,519)	(96,400,926)	(1,362,337)	(241,168)
(56,271,418)	(37,519,535)	(956,091)	49,183
255,236,019	311,507,437	1,450,305	2,406,396

22,739,287	27,877,105	6,810	6,629
2,517,537	4,602,491	—	3

225,004	233,477	260	180
(5,602,044)	(9,973,786)	—	(2)
(2,859,503)	(5,137,818)	260	181
19,879,784	22,739,287	7,070	6,810

7,185,282	7,606,148	—	—
972,386	362,304	—	—

72,151	98,274	—	—
(3,262,112)	(881,444)	—	—
(2,217,575)	(420,866)	—	—
4,967,707	7,185,282	—	—

Annual Report  217

	Lazard US Equity Concentrated Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$3,743,836	$8,762,250
Net realized gain (loss)	268,247,181	106,367,493
Net change in unrealized appreciation (depreciation)	(159,593,563)	(482,242,653)
Net increase (decrease) in net assets resulting from operations	112,397,454	(367,112,910)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(144,352,473)	(75,915,293)
Open Shares	(12,995,366)	(1,426,093)
R6 Shares	(13,895)	(130,953)
Net decrease in net assets resulting from distributions	(157,361,734)	(77,472,339)
Capital stock transactions
Net proceeds from sales
Institutional Shares	126,919,089	299,519,389
Open Shares	3,545,869	3,057,412
R6 Shares	32,620	20,296
Net proceeds from reinvestment of distributions
Institutional Shares	129,805,118	64,966,405
Open Shares	12,585,093	1,380,759
R6 Shares	13,540	130,919
Cost of shares redeemed
Institutional Shares	(1,232,949,054)	(678,550,658)
Open Shares	(9,708,284)	(7,581,357)
R6 Shares	(2,303,659)	(13,811)
Net increase (decrease) in net assets from capital stock transactions	(972,059,668)	(317,070,646)
Total increase (decrease) in net assets	(1,017,023,948)	(761,655,895)
Net assets at beginning of period	1,219,946,360	1,981,602,255
Net assets at end of period	$202,922,412	$1,219,946,360

The accompanying notes are an integral part of these financial statements.

218  Annual Report

Lazard US Equity Focus Portfolio		Lazard US Small Cap Equity Select Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$779,595	$557,094	$2,665	$(40,138)
694,662	405,396	4,362,487	752,825
14,121,034	(16,065,433)	(581,717)	(15,460,669)

15,595,291	(15,102,943)	3,783,435	(14,747,982)

(470,014)	(1,030,597)	(2,463,873)	(1,956,102)
(9,677)	(28,357)	(629,143)	(379,075)
(505,449)	(934,656)	(2,872)	(45)

(985,140)	(1,993,610)	(3,095,888)	(2,335,222)

2,250,837	5,096,150	1,187,900	6,969,138
650	4,948	174,656	2,467,056
17,658,966	17,385,917	12,293	31,192

465,514	1,020,920	2,424,303	1,912,237
9,676	28,354	612,357	364,429
504,884	933,440	2,872	45

(3,948,749)	(2,237,446)	(7,116,628)	(53,469,937)
(190,555)	(155,508)	(1,227,580)	(3,876,758)
(12,949,353)	(11,927,508)	(162)	(690,340)

3,801,870	10,149,267	(3,929,989)	(46,292,938)
18,412,021	(6,947,286)	(3,242,442)	(63,376,142)
73,441,623	80,388,909	42,656,308	106,032,450
$91,853,644	$73,441,623	$39,413,866	$42,656,308

Annual Report  219

	Lazard US Equity Concentrated Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	80,188,463	98,646,155
Shares sold	8,743,474	17,278,360
Shares issued to shareholders from reinvestment of distributions	13,704,015	4,122,800
Shares redeemed	(81,370,105)	(39,858,852)
Net increase (decrease)	(58,922,616)	(18,457,692)
Shares outstanding at end of period	21,265,847	80,188,463

Open Shares
Shares outstanding at beginning of period	1,614,946	1,793,445
Shares sold	234,781	176,728
Shares issued to shareholders from reinvestment of distributions	1,337,622	86,753
Shares redeemed	(749,559)	(441,980)
Net increase (decrease)	822,844	(178,499)
Shares outstanding at end of period	2,437,790	1,614,946

R6 Shares
Shares outstanding at beginning of period	146,418	137,684
Shares sold	2,035	1,199
Shares issued to shareholders from reinvestment of distributions	1,427	8,321
Shares redeemed	(147,079)	(786)
Net increase (decrease)	(143,617)	8,734
Shares outstanding at end of period	2,801	146,418

The accompanying notes are an integral part of these financial statements.

220  Annual Report

Lazard US Equity Focus Portfolio		Lazard US Small Cap Equity Select Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

2,928,944	2,660,294	2,857,788	6,312,789
158,205	352,454	95,109	499,222

30,466	77,763	197,364	143,892
(279,222)	(161,567)	(573,097)	(4,098,115)
(90,551)	268,650	(280,624)	(3,455,001)
2,838,393	2,928,944	2,577,164	2,857,788

88,816	97,056	705,847	796,285
46	351	15,957	200,453

630	2,145	55,981	30,447
(13,913)	(10,736)	(109,987)	(321,338)
(13,237)	(8,240)	(38,049)	(90,438)
75,579	88,816	667,798	705,847

2,635,291	2,242,997	1,936	47,929
1,324,448	1,157,609	967	2,503

33,021	70,977	233	4
(938,960)	(836,292)	(14)	(48,500)
418,509	392,294	1,186	(45,993)
3,053,800	2,635,291	3,122	1,936

Annual Report  221

	Lazard US Sustainable Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$113,944	$82,306
Net realized gain (loss)	415,321	216,045
Net change in unrealized appreciation (depreciation)	1,434,058	(3,097,384)
Net increase (decrease) in net assets resulting from operations	1,963,323	(2,799,033)
Distributions to shareholders (Note 2(e))
Net investment income and net realized gains
Institutional Shares	(213,930)	(260,667)
Open Shares	(8,229)	(10,089)
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(222,159)	(270,756)
Capital stock transactions
Net proceeds from sales
Institutional Shares	2,849,036	224,750
Open Shares	8,325	100,309
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	213,930	260,667
Open Shares	8,229	10,089
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(5,713,026)	(9,186)
Open Shares	(36,604)	(100,553)
R6 Shares	—	—
Net increase (decrease) in net assets from capital stock transactions	(2,670,110)	486,076
Total increase (decrease) in net assets	(928,946)	(2,583,713)
Net assets at beginning of period	12,758,550	15,342,263
Net assets at end of period	$11,829,604	$12,758,550

The accompanying notes are an integral part of these financial statements.

222  Annual Report

Lazard US Systematic Small Cap Equity Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022

$153,826	$164,934
(1,034,076)	(892,276)
6,868,729	(320,798)

5,988,479	(1,048,140)

(143,061)	(185,529)
(161)	(515)
(457)	—

(143,679)	(186,044)

10,288,266	22,096,992
19,058	25,500
100,000	—

143,061	185,529
161	515
457	—

(1,250,487)	(264,652)
(3,127)	(24,038)
—	—

9,297,389	22,019,846
15,142,189	20,785,662
24,888,023	4,102,361
$40,030,212	$24,888,023

Annual Report  223

	Lazard US Sustainable Equity Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Shares issued and redeemed
Institutional Shares
Shares outstanding at beginning of period	989,077	952,893
Shares sold	227,992	16,152
Shares issued to shareholders from reinvestment of distributions	15,779	20,769
Shares redeemed	(434,399)	(737)
Net increase (decrease)	(190,628)	36,184
Shares outstanding at end of period	798,449	989,077

Open Shares
Shares outstanding at beginning of period	43,416	42,453
Shares sold	638	7,636
Shares issued to shareholders from reinvestment of distributions	605	801
Shares redeemed	(2,768)	(7,474)
Net increase (decrease)	(1,525)	963
Shares outstanding at end of period	41,891	43,416

R6 Shares†
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Shares redeemed	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

†	The inception date for the Lazard US Systematic Small Cap Equity Portfolio R6 Shares was February 22, 2023

The accompanying notes are an integral part of these financial statements.

224  Annual Report

Lazard US Systematic Small Cap Equity Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022

2,910,165	388,111
1,120,932	2,532,339

14,095	21,769
(135,702)	(32,054)
999,325	2,522,054
3,909,490	2,910,165

11,923	11,650
2,102	2,915

16	60
(328)	(2,702)
1,790	273
13,713	11,923

—	—
10,917	—

45	—
—	—
10,962	—
10,962	—

Annual Report  225

The Lazard Funds, Inc. Financial Highlights

LAZARD DEVELOPING MARKETS EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$11.82	$15.40	$17.31	$14.55	$11.42
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.27	0.13	0.05	0.04	0.08
Net realized and unrealized gain (loss)	0.85	(3.61)	(1.81)	2.76	3.13
Total from investment operations	1.12	(3.48)	(1.76)	2.80	3.21
Less distributions from:
Net investment income	(0.28)	(0.09)	(0.15)	(0.04)	(0.08)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.28)	(0.10)	(0.15)	(0.04)	(0.08)
Net asset value, end of period	$12.66	$11.82	$15.40	$17.31	$14.55

Total Return (c)	9.55%	–22.61%	–10.14%	19.33%	28.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$86,699	$91,910	$148,419	$190,689	$226,067
Ratios to average net assets:
Net expenses	1.13%	1.15%	1.15%	1.17%	1.16%
Gross expenses	1.24%	1.23%	1.15%	1.21%	1.16%
Net investment income (loss)	2.17%	1.02%	0.28%	0.33%	0.63%
Portfolio turnover rate	24%	30%	39%	57%	55%

The accompanying notes are an integral part of these financial statements.

226  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21		12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$11.75	$15.31	$17.21		$14.51	$11.36
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.23	0.10	—	(b)	0.01	0.05
Net realized and unrealized gain (loss)	0.86	(3.59)	(1.78)		2.73	3.11
Total from investment operations	1.09	(3.49)	(1.78)		2.74	3.16
Less distributions from:
Net investment income	(0.25)	(0.07)	(0.12)		(0.04)	(0.01)
Total distributions	(0.25)	(0.07)	(0.12)		(0.04)	(0.01)
Net asset value, end of period	$12.59	$11.75	$15.31		$17.21	$14.51

Total Return (c)	9.34%	–22.81%	–10.37%		18.97%	27.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$5,703	$5,487	$9,193		$9,914	$9,341
Ratios to average net assets:
Net expenses	1.38%	1.40%	1.40%		1.44%	1.46%
Gross expenses	1.59%	1.56%	1.45%		1.53%	1.55%
Net investment income (loss)	1.89%	0.76%	—	%(d)	0.04%	0.36%
Portfolio turnover rate	24%	30%	39%		57%	55%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(d)	Amount is less than 0.005%

The accompanying notes are an integral part of these financial statements.

Annual Report  227

LAZARD EMERGING MARKETS CORE EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$8.87	$11.56	$13.12	$11.79	$9.89
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17	0.17	0.08	0.08	0.20
Net realized and unrealized gain (loss)	0.92	(2.67)	(1.55)	1.33	1.93
Total from investment operations	1.09	(2.50)	(1.47)	1.41	2.13
Less distributions from:
Net investment income	(0.15)	(0.19)	(0.09)	(0.08)	(0.23)
Total distributions	(0.15)	(0.19)	(0.09)	(0.08)	(0.23)
Net asset value, end of period	$9.81	$8.87	$11.56	$13.12	$11.79

Total Return (b)	12.29%	–21.63%	–11.21%	11.98%	21.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$115,633	$92,730	$156,284	$209,503	$197,213
Ratios to average net assets:
Net expenses	1.15%	1.22%	1.16%	1.20%	1.18%
Gross expenses	1.27%	1.23%	1.16%	1.20%	1.18%
Net investment income (loss)	1.82%	1.75%	0.64%	0.70%	1.83%
Portfolio turnover rate	74%	28%	31%	23%	19%

The accompanying notes are an integral part of these financial statements.

228  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$8.85	$11.53	$13.09	$11.76	$9.87
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15	0.14	0.04	0.04	0.16
Net realized and unrealized gain (loss)	0.91	(2.65)	(1.55)	1.33	1.92
Total from investment operations	1.06	(2.51)	(1.51)	1.37	2.08
Less distributions from:
Net investment income	(0.12)	(0.17)	(0.05)	(0.04)	(0.19)
Total distributions	(0.12)	(0.17)	(0.05)	(0.04)	(0.19)
Net asset value, end of period	$9.79	$8.85	$11.53	$13.09	$11.76

Total Return (b)	12.05%	–21.80%	–11.53%	11.66%	21.08%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,281	$1,427	$2,113	$2,544	$2,425
Ratios to average net assets:
Net expenses	1.41%	1.48%	1.50%	1.50%	1.55%
Gross expenses	1.76%	1.69%	1.55%	1.62%	1.90%
Net investment income (loss)	1.57%	1.46%	0.34%	0.35%	1.48%
Portfolio turnover rate	74%	28%	31%	23%	19%

The accompanying notes are an integral part of these financial statements.

Annual Report  229

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
R6 Shares
Net asset value, beginning of period	$8.88	$11.57	$13.13	$11.80	$9.89
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.19	0.18	0.09	0.07	0.20
Net realized and unrealized gain (loss)	0.90	(2.68)	(1.56)	1.34	1.94
Total from investment operations	1.09	(2.50)	(1.47)	1.41	2.14
Less distributions from:
Net investment income	(0.15)	(0.19)	(0.09)	(0.08)	(0.23)
Total distributions	(0.15)	(0.19)	(0.09)	(0.08)	(0.23)
Net asset value, end of period	$9.82	$8.88	$11.57	$13.13	$11.80

Total Return (b)	12.32%	–21.58%	–11.19%	11.97%	21.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$161	$347	$311	$544	$597
Ratios to average net assets:
Net expenses	1.11%	1.18%	1.16%	1.20%	1.18%
Gross expenses	3.09%	2.11%	1.91%	1.87%	3.23%
Net investment income (loss)	1.94%	1.87%	0.66%	0.63%	1.80%
Portfolio turnover rate	74%	28%	31%	23%	19%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

230  Annual Report

LAZARD EMERGING MARKETS EQUITY ADVANTAGE PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$9.83	$12.88	$13.79	$11.84	$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	0.29	0.27	0.10	0.24
Net realized and unrealized gain (loss)	1.01	(3.01)	(0.15)	1.97	1.80
Total from investment operations	1.25	(2.72)	0.12	2.07	2.04
Less distributions from:
Net investment income	(0.21)	(0.29)	(0.22)	(0.10)	(0.23)
Net realized gains	—	(0.04)	(0.81)	(0.02)	—
Total distributions	(0.21)	(0.33)	(1.03)	(0.12)	(0.23)
Net asset value, end of period	$10.87	$9.83	$12.88	$13.79	$11.84

Total Return (b)	12.76%	–21.09%	0.96%	17.50%	20.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$131,856	$80,506	$68,538	$27,898	$9,190
Ratios to average net assets (c):
Net expenses	0.90%	0.91%	0.93%	1.10%	1.10%
Gross expenses	0.98%	1.11%	1.21%	1.97%	3.19%
Net investment income (loss)	2.33%	2.73%	1.90%	0.87%	2.15%
Portfolio turnover rate	61%	122%	88%	91%	59%

The accompanying notes are an integral part of these financial statements.

Annual Report  231

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$9.84	$12.88	$13.79	$11.85	$10.04
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.26	0.25	0.12	0.09	0.21
Net realized and unrealized gain (loss)	0.95	(2.98)	(0.04)	1.93	1.79
Total from investment operations	1.21	(2.73)	0.08	2.02	2.00
Less distributions from:
Net investment income	(0.18)	(0.27)	(0.18)	(0.06)	(0.19)
Net realized gains	—	(0.04)	(0.81)	(0.02)	—
Total distributions	(0.18)	(0.31)	(0.99)	(0.08)	(0.19)
Net asset value, end of period	$10.87	$9.84	$12.88	$13.79	$11.85

Total Return (b)	12.36%	–21.21%	0.63%	17.10%	19.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$258	$93	$979	$876	$1,162
Ratios to average net assets (c):
Net expenses	1.15%	1.16%	1.25%	1.35%	1.38%
Gross expenses	2.93%	3.20%	1.75%	2.68%	4.32%
Net investment income (loss)	2.60%	2.11%	0.80%	0.76%	1.87%
Portfolio turnover rate	61%	122%	88%	91%	59%

The accompanying notes are an integral part of these financial statements.

232  Annual Report

Selected data for a share	For the Period
of capital stock outstanding	2/22/23* to
throughout each period	12/31/2023
R6 Shares
Net asset value, beginning of period	$10.27
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20
Net realized and unrealized gain (loss)	0.61
Total from investment operations	0.81
Less distributions from:
Net investment income	(0.21)
Total distributions	(0.21)
Net asset value, end of period	$10.87

Total Return (b)	7.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$152
Ratios to average net assets (c):
Net expenses	0.85%
Gross expenses	6.22%
Net investment income (loss)	2.25%
Portfolio turnover rate	61%

*	The inception date for the R6 Shares was February 22, 2023.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Annualized for periods less than one year.

The accompanying notes are an integral part of these financial statements.

Annual Report  233

LAZARD EMERGING MARKETS EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$14.57	$18.12	$18.03	$18.48	$16.06
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.67	0.80	0.56	0.37	0.42
Net realized and unrealized gain (loss)	2.58	(3.49)	0.42	(0.44)	2.45
Total from investment operations	3.25	(2.69)	0.98	(0.07)	2.87
Less distributions from:
Net investment income	(0.65)	(0.86)	(0.89)	(0.38)	(0.45)
Total distributions	(0.65)	(0.86)	(0.89)	(0.38)	(0.45)
Net asset value, end of period	$17.17	$14.57	$18.12	$18.03	$18.48

Total Return (b)	22.39%	–14.86%	5.44%	–0.10%	18.04%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,393,341	$2,281,187	$3,271,175	$3,923,878	$6,645,429
Ratios to average net assets:
Net expenses	1.08%	1.06%	1.07%	1.09%	1.08%
Gross expenses	1.08%	1.06%	1.07%	1.09%	1.08%
Net investment income (loss)	4.12%	4.92%	2.93%	2.36%	2.42%
Portfolio turnover rate	26%	23%	34%	39%	20%

The accompanying notes are an integral part of these financial statements.

234  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$15.06	$18.70	$18.58	$19.03	$16.53
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.64	0.78	0.53	0.34	0.39
Net realized and unrealized gain (loss)	2.66	(3.60)	0.43	(0.45)	2.52
Total from investment operations	3.30	(2.82)	0.96	(0.11)	2.91
Less distributions from:
Net investment income	(0.60)	(0.82)	(0.84)	(0.34)	(0.41)
Total distributions	(0.60)	(0.82)	(0.84)	(0.34)	(0.41)
Net asset value, end of period	$17.76	$15.06	$18.70	$18.58	$19.03

Total Return (b)	22.03%	–15.09%	5.19%	–0.34%	17.73%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$275,834	$251,237	$371,863	$421,990	$969,347
Ratios to average net assets:
Net expenses	1.34%	1.32%	1.32%	1.34%	1.34%
Gross expenses	1.34%	1.32%	1.32%	1.34%	1.34%
Net investment income (loss)	3.86%	4.71%	2.68%	2.08%	2.19%
Portfolio turnover rate	26%	23%	34%	39%	20%

The accompanying notes are an integral part of these financial statements.

Annual Report  235

Selected data for a share
of capital stock outstanding	Year Ended
throughout the period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
R6 Shares
Net asset value, beginning of period	$14.58	$18.13	$18.04	$18.47	$16.06
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.60	0.78	0.54	0.40	0.40
Net realized and unrealized gain (loss)	2.65	(3.47)	0.44	(0.45)	2.46
Total from investment operations	3.25	(2.69)	0.98	(0.05)	2.86
Less distributions from:
Net investment income	(0.65)	(0.86)	(0.89)	(0.38)	(0.45)
Total distributions	(0.65)	(0.86)	(0.89)	(0.38)	(0.45)
Net asset value, end of period	$17.18	$14.58	$18.13	$18.04	$18.47

Total Return (b)	22.37%	–14.86%	5.44%	0.01%	17.98%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,276	$8,004	$9,880	$23,631	$184,337
Ratios to average net assets:
Net expenses	1.08%	1.06%	1.06%	1.08%	1.08%
Gross expenses	1.12%	1.10%	1.08%	1.09%	1.08%
Net investment income (loss)	3.68%	4.83%	2.83%	2.52%	2.30%
Portfolio turnover rate	26%	23%	34%	39%	20%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

236  Annual Report

LAZARD EQUITY FRANCHISE PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$9.06	$10.78	$10.17	$10.17	$8.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.18	0.14	0.15	0.10	0.19
Net realized and unrealized gain (loss)	1.51	(0.70)	2.14	0.02	1.73
Total from investment operations	1.69	(0.56)	2.29	0.12	1.92
Less distributions from:
Net investment income	(0.24)	(0.10)	(0.15)	(0.07)	(0.15)
Net realized gains	(0.62)	(1.06)	(1.53)	(0.05)	(0.44)
Total distributions	(0.86)	(1.16)	(1.68)	(0.12)	(0.59)
Net asset value, end of period	$9.89	$9.06	$10.78	$10.17	$10.17

Total Return (b)	18.70%	–5.21%	22.76%	1.15%	21.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$118,676	$159,864	$105,429	$91,720	$39,878
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	0.95%
Gross expenses	0.96%	0.98%	0.98%	1.11%	1.36%
Net investment income (loss)	1.80%	1.35%	1.29%	1.09%	1.95%
Portfolio turnover rate	81%	115%	73%	79%	95%

The accompanying notes are an integral part of these financial statements.

Annual Report  237

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$9.05	$10.77	$10.17	$10.17	$8.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16	0.12	0.12	0.09	0.16
Net realized and unrealized gain (loss)	1.51	(0.70)	2.13	— (c)	1.73
Total from investment operations	1.67	(0.58)	2.25	0.09	1.89
Less distributions from:
Net investment income	(0.22)	(0.08)	(0.12)	(0.04)	(0.12)
Net realized gains	(0.62)	(1.06)	(1.53)	(0.05)	(0.44)
Total distributions	(0.84)	(1.14)	(1.65)	(0.09)	(0.56)
Net asset value, end of period	$9.88	$9.05	$10.77	$10.17	$10.17

Total Return (b)	18.42%	–5.45%	22.36%	0.90%	21.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$177	$190	$93	$129	$312
Ratios to average net assets:
Net expenses	1.20%	1.20%	1.20%	1.20%	1.18%
Gross expenses	2.72%	4.13%	4.45%	3.64%	5.78%
Net investment income (loss)	1.60%	1.17%	1.05%	1.00%	1.64%
Portfolio turnover rate	81%	115%	73%	79%	95%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

238  Annual Report

LAZARD GLOBAL EQUITY SELECT PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$15.37	$18.77	$16.32	$14.56	$11.72
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13 *	0.09	0.09	0.07	0.11
Net realized and unrealized gain (loss)	2.49	(3.33)	3.11	2.24	2.84
Total from investment operations	2.62	(3.24)	3.20	2.31	2.95
Less distributions from:
Net investment income	(0.14)	(0.09)	(0.09)	(0.05)	(0.10)
Net realized gains	(0.20)	(0.07)	(0.66)	(0.50)	—
Return of capital	—	—	—	—	(0.01)
Total distributions	(0.34)	(0.16)	(0.75)	(0.55)	(0.11)
Net asset value, end of period	$17.65	$15.37	$18.77	$16.32	$14.56

Total Return (b)	17.05%*	–17.28%	19.75%	15.97%	25.20%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$96,716	$91,303	$109,943	$92,418	$82,057
Ratios to average net assets:
Net expenses	0.88%	0.88%	0.84%	0.90%	1.01%
Gross expenses	0.88%	0.88%	0.84%	0.95%	1.08%
Net investment income (loss)	0.79%*	0.58%	0.50%	0.46%	0.85%
Portfolio turnover rate	5%	19%	22%	90%	25%

The accompanying notes are an integral part of these financial statements.

Annual Report  239

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$15.38	$18.78	$16.33	$14.57	$11.73
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09 *	0.05	0.03	0.05	0.08
Net realized and unrealized gain (loss)	2.48	(3.33)	3.11	2.22	2.83
Total from investment operations	2.57	(3.28)	3.14	2.27	2.91
Less distributions from:
Net investment income	(0.09)	(0.05)	(0.03)	(0.01)	(0.07)
Net realized gains	(0.20)	(0.07)	(0.66)	(0.50)	—
Total distributions	(0.29)	(0.12)	(0.69)	(0.51)	(0.07)
Net asset value, end of period	$17.66	$15.38	$18.78	$16.33	$14.57

Total Return (b)	16.73%*	–17.50%	19.37%	15.67%	24.82%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,183	$1,254	$1,543	$1,158	$933
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.30%
Gross expenses	1.57%	1.49%	1.40%	1.74%	2.36%
Net investment income (loss)	0.52%*	0.30%	0.18%	0.35%	0.56%
Portfolio turnover rate	5%	19%	22%	90%	25%

*	There was less than $0.01 impact on the Net investment income per share and no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023. There was a 0.03% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

240  Annual Report

LAZARD GLOBAL LISTED INFRASTRUCTURE PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$14.20	$16.50	$14.65	$15.78	$13.51
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.44 *	0.41 *	0.61 *	0.27	0.40
Net realized and unrealized gain (loss)	1.09	(0.60)	2.27	(1.02)	2.57
Total from investment operations	1.53	(0.19)	2.88	(0.75)	2.97
Less distributions from:
Net investment income	(0.45)	(0.84)	(0.72)	(0.04)	(0.70)
Net realized gains	—	(1.27)	(0.31)	(0.27)	—
Return of capital	—	—	—	(0.07)	—
Total distributions	(0.45)	(2.11)	(1.03)	(0.38)	(0.70)
Net asset value, end of period	$15.28	$14.20	$16.50	$14.65	$15.78

Total Return (b)	10.89%*	–1.30%*	19.87%*	–4.48%	22.26%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$8,390,489	$7,789,195	$7,308,516	$7,289,680	$7,277,512
Ratios to average net assets:
Net expenses	0.96%	0.96%	0.96%	0.96%	0.95%
Gross expenses	0.96%	0.96%	0.96%	0.96%	0.95%
Net investment income (loss)	2.98%*	2.54%*	3.86%*	1.87%	2.63%
Portfolio turnover rate	25%	39%	28%	42%	33%

The accompanying notes are an integral part of these financial statements.

Annual Report  241

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$14.21	$16.51	$14.66	$15.79	$13.52
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.40 *	0.37 *	0.55 *	0.23	0.36
Net realized and unrealized gain (loss)	1.09	(0.61)	2.29	(1.01)	2.57
Total from investment operations	1.49	(0.24)	2.84	(0.78)	2.93
Less distributions from:
Net investment income	(0.41)	(0.79)	(0.68)	(0.03)	(0.66)
Net realized gains	—	(1.27)	(0.31)	(0.25)	—
Return of capital	—	—	—	(0.07)	—
Total distributions	(0.41)	(2.06)	(0.99)	(0.35)	(0.66)
Net asset value, end of period	$15.29	$14.21	$16.51	$14.66	$15.79

Total Return (b)	10.60%*	–1.55%*	19.56%*	–4.68%	21.94%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$284,468	$336,227	$300,372	$307,757	$448,387
Ratios to average net assets:
Net expenses	1.22%	1.21%	1.21%	1.21%	1.20%
Gross expenses	1.22%	1.21%	1.21%	1.21%	1.20%
Net investment income (loss)	2.73%*	2.31%*	3.50%*	1.57%	2.39%
Portfolio turnover rate	25%	39%	28%	42%	33%

*	Includes $0.00, $0.00 and $0.04 of refunds received as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. There was a 0.00%, 0.00% and 0.29% impact on the total return of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. There was a 0.01%, 0.03% and 0.26% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any.

The accompanying notes are an integral part of these financial statements.

242  Annual Report

LAZARD GLOBAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20#	12/31/19#
Institutional Shares
Net asset value, beginning of period	$10.88	$13.49	$12.12	$10.30	$8.20
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08 *	0.04	0.26	0.02	0.10
Net realized and unrealized gain (loss)	1.62	(2.59)	1.69	2.17	2.30
Total from investment operations	1.70	(2.55)	1.95	2.19	2.40
Less distributions from:
Net investment income	(0.05)	(0.04)	(0.22)	(0.01)	(0.10)
Net realized gains	—	(0.02)	(0.36)	(0.36)	(0.20)
Total distributions	(0.05)	(0.06)	(0.58)	(0.37)	(0.30)
Net asset value, end of period	$12.53	$10.88	$13.49	$12.12	$10.30

Total Return (b)	15.65%*	–18.93%	16.13%	21.48%	29.19%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,859	$10,442	$17,502	$4,076	$3,185
Ratios to average net assets:
Net expenses	0.90%	0.93%	0.95%	0.97%	1.00%
Gross expenses	2.22%	2.00%	1.88%	5.74%	6.07%
Net investment income (loss)	0.74%*	0.36%	1.97%	0.23%	1.01%
Portfolio turnover rate	57%	32%	40%	59%	49%

The accompanying notes are an integral part of these financial statements.

Annual Report  243

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20#	12/31/19#
Open Shares
Net asset value, beginning of period	$10.78	$13.38	$12.02	$10.25	$8.15
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07 *	0.01	0.19	— (c)	0.05
Net realized and unrealized gain (loss)	1.59	(2.58)	1.72	2.13	2.30
Total from investment operations	1.66	(2.57)	1.91	2.13	2.35
Less distributions from:
Net investment income	(0.02)	(0.01)	(0.19)	— (c)	(0.05)
Net realized gains	—	(0.02)	(0.36)	(0.36)	(0.20)
Total distributions	(0.02)	(0.03)	(0.55)	(0.36)	(0.25)
Net asset value, end of period	$12.42	$10.78	$13.38	$12.02	$10.25

Total Return (b)	15.42%*	–19.22%	15.90%	20.96%	29.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$15	$173	$210	$184	$144
Ratios to average net assets:
Net expenses	1.15%	1.18%	1.20%	1.22%	1.29%
Gross expenses	7.42%	4.79%	4.09%	8.76%	13.26%
Net investment income (loss)	0.64%*	0.12%	1.47%	–0.01%	0.72%
Portfolio turnover rate	57%	32%	40%	59%	49%

#	On December 17, 2020, the Fund effected a 1:5 reverse share split. All per share data prior to December 17, 2020 has been adjusted to reflect the reverse share split.
*	There was less than $0.01 impact on the Net investment income per share and no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023. There was a 0.03% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.
(c)	Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

244  Annual Report

LAZARD INTERNATIONAL EQUITY ADVANTAGE PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$9.34	$11.19	$10.32	$9.99	$8.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.26	0.29	0.29	0.20	0.22
Net realized and unrealized gain (loss)	1.59	(1.79)	1.15	0.33	1.29
Total from investment operations	1.85	(1.50)	1.44	0.53	1.51
Less distributions from:
Net investment income	(0.07)	(0.30)	(0.29)	(0.20)	(0.22)
Net realized gains	—	(0.05)	(0.28)	—	—
Total distributions	(0.07)	(0.35)	(0.57)	(0.20)	(0.22)
Net asset value, end of period	$11.12	$9.34	$11.19	$10.32	$9.99

Total Return (b)	19.82%	–13.45%	13.94%	5.41%	17.37%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,076	$2,444	$2,855	$2,472	$2,408
Ratios to average net assets:
Net expenses	0.80%	0.85%	0.90%	0.90%	0.90%
Gross expenses	5.66%	7.06%	5.81%	8.57%	8.40%
Net investment income (loss)	2.50%	3.01%	2.54%	2.24%	2.30%
Portfolio turnover rate	88%	85%	99%	109%	66%

The accompanying notes are an integral part of these financial statements.

Annual Report  245

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$9.34	$11.20	$10.32	$9.99	$8.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.22	0.27	0.26	0.18	0.19
Net realized and unrealized gain (loss)	1.60	(1.81)	1.16	0.33	1.29
Total from investment operations	1.82	(1.54)	1.42	0.51	1.48
Less distributions from:
Net investment income	(0.04)	(0.27)	(0.26)	(0.18)	(0.19)
Net realized gains	—	(0.05)	(0.28)	—	—
Total distributions	(0.04)	(0.32)	(0.54)	(0.18)	(0.19)
Net asset value, end of period	$11.12	$9.34	$11.20	$10.32	$9.99

Total Return (b)	19.52%	–13.75%	13.75%	5.14%	17.03%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$16,345	$117	$135	$119	$113
Ratios to average net assets:
Net expenses	1.05%	1.10%	1.15%	1.15%	1.18%
Gross expenses	5.73%	10.77%	9.38%	12.55%	17.72%
Net investment income (loss)	2.19%	2.76%	2.29%	1.99%	2.02%
Portfolio turnover rate	88%	85%	99%	109%	66%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

246  Annual Report

LAZARD INTERNATIONAL EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$14.41	$17.98	$20.02	$18.61	$15.68
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.33 *	0.29 *	0.67 *	0.21	0.37
Net realized and unrealized gain (loss)	2.03	(2.96)	0.49	1.41	2.95
Total from investment operations	2.36	(2.67)	1.16	1.62	3.32
Less distributions from:
Net investment income	(0.44)	(0.26)	(1.07)	(0.21)	(0.39)
Net realized gains	(0.17)	(0.64)	(2.13)	—	—
Total distributions	(0.61)	(0.90)	(3.20)	(0.21)	(0.39)
Net asset value, end of period	$16.16	$14.41	$17.98	$20.02	$18.61

Total Return (b)	16.43%*	–14.83%*	6.00%*	8.76%	21.19%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,014,462	$869,014	$1,567,011	$2,812,450	$2,495,021
Ratios to average net assets:
Net expenses	0.84%	0.83%	0.82%	0.82%	0.82%
Gross expenses	0.84%	0.83%	0.82%	0.82%	0.82%
Net investment income (loss)	2.08%*	1.89%*	3.21%*	1.21%	2.13%
Portfolio turnover rate	48%	31%	34%	38%	37%

The accompanying notes are an integral part of these financial statements.

Annual Report  247

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$14.63	$18.24	$20.26	$18.84	$15.87
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.29 *	0.27 *	0.63 *	0.17	0.33
Net realized and unrealized gain (loss)	2.06	(3.01)	0.50	1.41	2.98
Total from investment operations	2.35	(2.74)	1.13	1.58	3.31
Less distributions from:
Net investment income	(0.40)	(0.23)	(1.02)	(0.16)	(0.34)
Net realized gains	(0.17)	(0.64)	(2.13)	—	—
Total distributions	(0.57)	(0.87)	(3.15)	(0.16)	(0.34)
Net asset value, end of period	$16.41	$14.63	$18.24	$20.26	$18.84

Total Return (b)	16.11%*	–15.05%*	5.76%*	8.43%	20.89%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$56,809	$54,781	$93,296	$120,781	$257,308
Ratios to average net assets:
Net expenses	1.10%	1.09%	1.07%	1.08%	1.07%
Gross expenses	1.10%	1.09%	1.07%	1.08%	1.07%
Net investment income (loss)	1.80%*	1.70%*	2.98%*	0.97%	1.84%
Portfolio turnover rate	48%	31%	34%	38%	37%

The accompanying notes are an integral part of these financial statements.

248  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout the period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
R6 Shares
Net asset value, beginning of period	$14.38	$17.95	$19.99	$18.58	$15.66
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.34 *	0.31 *	0.67 *	0.21	0.38
Net realized and unrealized gain (loss)	2.03	(2.97)	0.50	1.41	2.93
Total from investment operations	2.37	(2.66)	1.17	1.62	3.31
Less distributions from:
Net investment income	(0.45)	(0.27)	(1.08)	(0.21)	(0.39)
Net realized gains	(0.17)	(0.64)	(2.13)	—	—
Total distributions	(0.62)	(0.91)	(3.21)	(0.21)	(0.39)
Net asset value, end of period	$16.13	$14.38	$17.95	$19.99	$18.58

Total Return (b)	16.50%*	–14.82%*	6.03%*	8.79%	21.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$73,535	$63,434	$116,187	$129,419	$107,574
Ratios to average net assets:
Net expenses	0.81%	0.80%	0.80%	0.81%	0.80%
Gross expenses	0.85%	0.83%	0.82%	0.83%	0.82%
Net investment income (loss)	2.15%*	2.02%*	3.20%*	1.21%	2.19%
Portfolio turnover rate	48%	31%	34%	38%	37%

*	Includes $0.02, $0.02 and $0.07 of refunds received as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. There was a 0.14%, 0.12% and 0.42% impact to the Institutional and R6 Share Class and a 0.15%, 0.12% and 0.40% impact to the Open Class on the total return of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. There was a 0.12%, 0.15% and 0.31% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  249

LAZARD INTERNATIONAL EQUITY SELECT PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$9.52	$11.51	$11.53	$10.75	$9.13
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17 *	0.16 *	0.31	0.11	0.23
Net realized and unrealized gain (loss)	0.97	(1.94)	0.06	0.78	1.62
Total from investment operations	1.14	(1.78)	0.37	0.89	1.85
Less distributions from:
Net investment income	(0.16)	(0.17)	(0.32)	(0.11)	(0.23)
Net realized gains	—	(0.04)	(0.07)	—	—
Total distributions	(0.16)	(0.21)	(0.39)	(0.11)	(0.23)
Net asset value, end of period	$10.50	$9.52	$11.51	$11.53	$10.75

Total Return (b)	11.94%*	–15.46%*	3.24%	8.33%	20.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$50,570	$51,643	$78,782	$92,121	$93,586
Ratios to average net assets:
Net expenses	0.90%	0.90%	0.87%	0.90%	0.97%
Gross expenses	1.01%	0.96%	0.87%	0.95%	0.99%
Net investment income (loss)	1.64%*	1.56%*	2.60%	1.10%	2.29%
Portfolio turnover rate	32%	41%	35%	34%	42%

The accompanying notes are an integral part of these financial statements.

250 Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$9.57	$11.57	$11.58	$10.80	$9.17
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14 *	0.13 *	0.24	0.08	0.19
Net realized and unrealized gain (loss)	0.98	(1.94)	0.11	0.78	1.64
Total from investment operations	1.12	(1.81)	0.35	0.86	1.83
Less distributions from:
Net investment income	(0.13)	(0.15)	(0.29)	(0.08)	(0.20)
Net realized gains	—	(0.04)	(0.07)	—	—
Total distributions	(0.13)	(0.19)	(0.36)	(0.08)	(0.20)
Net asset value, end of period	$10.56	$9.57	$11.57	$11.58	$10.80

Total Return (b)	11.71%*	–15.68%*	3.03%	8.02%	19.97%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$2,874	$2,910	$4,166	$2,868	$2,502
Ratios to average net assets:
Net expenses	1.15%	1.15%	1.15%	1.15%	1.28%
Gross expenses	1.44%	1.35%	1.26%	1.38%	1.74%
Net investment income (loss)	1.39%*	1.30%*	2.03%	0.80%	1.87%
Portfolio turnover rate	32%	41%	35%	34%	42%

*	There was less than $0.01 impact on the Net investment income per share and no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023 and December 31, 2022, respectively. There was a 0.04% and 0.02% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2023 and December 31, 2022, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  251

LAZARD INTERNATIONAL QUALITY GROWTH PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$13.28	$16.80	$15.59	$12.69	$9.98
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13 *	0.10	0.07	0.03	0.08
Net realized and unrealized gain (loss)	2.24	(3.47)	1.48	3.01	2.95
Total from investment operations	2.37	(3.37)	1.55	3.04	3.03
Less distributions from:
Net investment income	(0.10)	(0.09)	(0.03)	(0.01)	(0.27)
Net realized gains	—	(0.06)	(0.31)	(0.13)	(0.05)
Total distributions	(0.10)	(0.15)	(0.34)	(0.14)	(0.32)
Net asset value, end of period	$15.55	$13.28	$16.80	$15.59	$12.69

Total Return (b)	17.83%*	–20.10%	9.99%	23.95%	30.32%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$255,657	$110,723	$62,468	$10,473	$3,958
Ratios to average net assets:
Net expenses	0.86%	0.85%	0.85%	0.85%	0.85%
Gross expenses	0.90%	1.05%	1.24%	3.58%	8.16%
Net investment income (loss)	0.87%*	0.70%	0.44%	0.24%	0.65%
Portfolio turnover rate	10%	43%	7%	12%	20%

The accompanying notes are an integral part of these financial statements.

252  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$13.20	$16.70	$15.51	$12.65	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10 *	0.06	0.03	(0.02)	0.07
Net realized and unrealized gain (loss)	2.22	(3.45)	1.47	3.01	2.90
Total from investment operations	2.32	(3.39)	1.50	2.99	2.97
Less distributions from:
Net investment income	(0.06)	(0.05)	—	—	(0.27)
Net realized gains	—	(0.06)	(0.31)	(0.13)	(0.05)
Total distributions	(0.06)	(0.11)	(0.31)	(0.13)	(0.32)
Net asset value, end of period	$15.46	$13.20	$16.70	$15.51	$12.65

Total Return (b)	17.57%*	–20.31%	9.69%	23.63%	29.66%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,754	$372	$333	$291	$10
Ratios to average net assets:
Net expenses	1.11%	1.10%	1.10%	1.10%	1.10%
Gross expenses	1.43%	2.81%	2.76%	9.57%	142.50%
Net investment income (loss)	0.70%*	0.42%	0.18%	–0.15%	0.60%
Portfolio turnover rate	10%	43%	7%	12%	20%

The accompanying notes are an integral part of these financial statements.

Annual Report  253

Selected data for a share	For the Period
of capital stock outstanding	2/22/23# to
throughout each period	12/31/23
R6 Shares
Net asset value, beginning of period	$13.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07 *
Net realized and unrealized gain (loss)	1.59
Total from investment operations	1.66
Less distributions from:
Net investment income	(0.10)
Total distributions	(0.10)
Net asset value, end of period	$15.55

Total Return	11.90%*

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$517
Ratios to average net assets (c):
Net expenses	0.81%
Gross expenses	16.17%
Net investment income (loss)	0.54%*
Portfolio turnover rate	10%

*	There was less than $0.01 impact on the Net investment income per share and no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023. There was less than 0.005% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
#	The inception date for the R6 Shares was February 22, 2023.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

254  Annual Report

LAZARD INTERNATIONAL SMALL CAP EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$7.69	$10.99	$13.50	$12.19	$9.95
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.16 *	0.14	0.20 *	0.06	0.13
Net realized and unrealized gain (loss)	0.72	(3.02)	1.33	1.53	2.42
Total from investment operations	0.88	(2.88)	1.53	1.59	2.55
Less distributions from:
Net investment income	(0.17)	(0.05)	(0.56)	(0.28)	(0.05)
Net realized gains	—	(0.37)	(3.48)	—	(0.26)
Total distributions	(0.17)	(0.42)	(4.04)	(0.28)	(0.31)
Net asset value, end of period	$8.40	$7.69	$10.99	$13.50	$12.19

Total Return (b)	11.55%*	–26.32%	11.83%*	13.44%	26.01%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,811	$6,940	$14,542	$29,374	$37,677
Ratios to average net assets:
Net expenses	1.09%	1.14%	1.12%	1.15%	1.14%
Gross expenses	2.14%	1.72%	1.24%	1.29%	1.15%
Net investment income (loss)	1.96%*	1.65%	1.34%*	0.57%	1.14%
Portfolio turnover rate	45%	44%	47%	50%	37%

The accompanying notes are an integral part of these financial statements.

Annual Report  255

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$7.72	$11.03	$13.50	$12.19	$9.97
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.14 *	0.14	0.15 *	0.04	0.10
Net realized and unrealized gain (loss)	0.72	(3.05)	1.35	1.52	2.43
Total from investment operations	0.86	(2.91)	1.50	1.56	2.53
Less distributions from:
Net investment income	(0.15)	(0.03)	(0.49)	(0.25)	(0.05)
Net realized gains	—	(0.37)	(3.48)	—	(0.26)
Total distributions	(0.15)	(0.40)	(3.97)	(0.25)	(0.31)
Net asset value, end of period	$8.43	$7.72	$11.03	$13.50	$12.19

Total Return (b)	11.24%*	–26.49%	11.61%*	13.15%	25.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,241	$7,692	$11,969	$12,581	$19,780
Ratios to average net assets:
Net expenses	1.33%	1.39%	1.37%	1.40%	1.39%
Gross expenses	2.35%	1.97%	1.51%	1.56%	1.43%
Net investment income (loss)	1.78%*	1.58%	1.05%*	0.33%	0.86%
Portfolio turnover rate	45%	44%	47%	50%	37%

*	Includes $0.03 of refunds received as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023 and December 31, 2021, respectively. There was a 0.39% impact to the Institutional and 0.40% impact to the Open class and 0.31% impact to both the Institutional and Open class on the total return of the Portfolio for the year ended December 31, 2023 and December 31, 2021, respectively. There was a 0.34% and 0.17% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2023 and December 31, 2021, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

256  Annual Report

LAZARD INTERNATIONAL STRATEGIC EQUITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$13.42	$16.37	$16.83	$15.38	$12.89
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21 *	0.22 *	0.56 *	0.17	0.24
Net realized and unrealized gain (loss)	2.08	(2.98)	0.42	1.45	2.53
Total from investment operations	2.29	(2.76)	0.98	1.62	2.77
Less distributions from:
Net investment income	(0.23)	(0.19)	(0.62)	(0.17)	(0.28)
Net realized gains	—	—	(0.51)	—	—
Return of capital	—	—	(0.31)	—	—
Total distributions	(0.23)	(0.19)	(1.44)	(0.17)	(0.28)
Net asset value, end of period	$15.48	$13.42	$16.37	$16.83	$15.38

Total Return (b)	17.06%*	–16.88%*	5.99%*	10.58%	21.55%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,950,193	$4,180,622	$5,713,405	$5,270,611	$5,505,271
Ratios to average net assets:
Net expenses	0.82%	0.81%	0.80%	0.81%	0.80%
Gross expenses	0.82%	0.81%	0.80%	0.81%	0.80%
Net investment income (loss)	1.45%*	1.56%*	3.15%	1.18%	1.66%
Portfolio turnover rate	43%	33%	31%	37%	36%

The accompanying notes are an integral part of these financial statements.

Annual Report  257

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$13.56	$16.53	$16.99	$15.52	$13.01
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17 *	0.18 *	0.52 *	0.14	0.21
Net realized and unrealized gain (loss)	2.09	(3.00)	0.42	1.46	2.55
Total from investment operations	2.26	(2.82)	0.94	1.60	2.76
Less distributions from:
Net investment income	(0.19)	(0.15)	(0.60)	(0.13)	(0.25)
Net realized gains	—	—	(0.51)	—	—
Return of capital	—	—	(0.29)	—	—
Total distributions	(0.19)	(0.15)	(1.40)	(0.13)	(0.25)
Net asset value, end of period	$15.63	$13.56	$16.53	$16.99	$15.52

Total Return (b)	16.66%*	–17.04%*	5.67%*	10.34%	21.21%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$310,809	$308,243	$460,862	$535,285	$682,035
Ratios to average net assets:
Net expenses	1.08%	1.07%	1.06%	1.06%	1.06%
Gross expenses	1.08%	1.07%	1.06%	1.06%	1.06%
Net investment income (loss)	1.19%*	1.27%*	2.88%*	0.94%	1.47%
Portfolio turnover rate	43%	33%	31%	37%	36%

The accompanying notes are an integral part of these financial statements.

258  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout the period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
R6 Shares
Net asset value, beginning of period	$13.43	$16.38	$16.85	$15.39	$12.90
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.21 *	0.22 *	0.56 *	0.17	0.23
Net realized and unrealized gain (loss)	2.08	(2.98)	0.41	1.46	2.54
Total from investment operations	2.29	(2.76)	0.97	1.63	2.77
Less distributions from:
Net investment income	(0.23)	(0.19)	(0.62)	(0.17)	(0.28)
Net realized gains	—	—	(0.51)	—	—
Return of capital	—	—	(0.31)	—	—
Total distributions	(0.23)	(0.19)	(1.44)	(0.17)	(0.28)
Net asset value, end of period	$15.49	$13.43	$16.38	$16.85	$15.39

Total Return (b)	17.04%*	–16.87%*	5.93%*	10.64%	21.54%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$76,966	$96,524	$124,625	$118,678	$120,118
Ratios to average net assets:
Net expenses	0.82%	0.81%	0.80%	0.81%	0.80%
Gross expenses	0.83%	0.82%	0.81%	0.82%	0.81%
Net investment income (loss)	1.47%*	1.54%*	3.16%*	1.16%	1.61%
Portfolio turnover rate	43%	33%	31%	37%	36%

*	Includes $0.01, $0.01 and $0.06 of refunds received as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. There was a 0.08%, 0.06% and 0.39% impact to the Institutional and R6 Share Class and a 0.08%, 0.06% and 0.38% impact to the Open Class on the total return of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. There was a 0.06%, 0.10% and 0.33% impact on the net investment income (loss) ratio of the Portfolio for the year ended December 31, 2023, December 31, 2022 and December 31, 2021, respectively. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  259

LAZARD MANAGED EQUITY VOLATILITY PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$11.93	$13.17	$11.78	$12.66	$10.55
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24 *	0.22	0.21	0.21	0.21
Net realized and unrealized gain (loss)	0.66	(1.10)	2.01	(0.87)	2.08
Total from investment operations	0.90	(0.88)	2.22	(0.66)	2.29
Less distributions from:
Net investment income	(0.35)	(0.21)	(0.39)	(0.09)	(0.18)
Net realized gains	(0.14)	(0.15)	(0.44)	(0.13)	— (b)
Total distributions	(0.49)	(0.36)	(0.83)	(0.22)	(0.18)
Net asset value, end of period	$12.34	$11.93	$13.17	$11.78	$12.66

Total Return (c)	7.65%*	–6.72%	19.00%	–5.18%	21.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$17,894	$28,712	$31,040	$25,737	$34,354
Ratios to average net assets:
Net expenses	0.76%	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.37%	1.25%	1.20%	1.23%	1.36%
Net investment income (loss)	1.96%*	1.79%	1.62%	1.83%	1.72%
Portfolio turnover rate	83%	97%	110%	138%	103%

The accompanying notes are an integral part of these financial statements.

260  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$11.92	$13.16	$11.78	$12.65	$10.54
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.20 *	0.19	0.18	0.19	0.17
Net realized and unrealized gain (loss)	0.67	(1.10)	2.00	(0.87)	2.08
Total from investment operations	0.87	(0.91)	2.18	(0.68)	2.25
Less distributions from:
Net investment income	(0.32)	(0.18)	(0.36)	(0.06)	(0.14)
Net realized gains	(0.14)	(0.15)	(0.44)	(0.13)	— (b)
Total distributions	(0.46)	(0.33)	(0.80)	(0.19)	(0.14)
Net asset value, end of period	$12.33	$11.92	$13.16	$11.78	$12.65

Total Return (c)	7.39%*	–6.96%	18.62%	–5.34%	21.36%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$87	$81	$87	$76	$231
Ratios to average net assets:
Net expenses	1.01%	1.00%	1.00%	1.00%	1.03%
Gross expenses	7.84%	6.80%	6.85%	4.39%	5.81%
Net investment income (loss)	1.67%*	1.55%	1.39%	1.63%	1.46%
Portfolio turnover rate	83%	97%	110%	138%	103%

*	There was less than $0.01 impact on the Net investment income per share, net investment income (loss) ratio & no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  261

LAZARD US EQUITY CONCENTRATED PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$14.88	$19.70	$18.05	$16.84	$12.89
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.10	0.08	0.12	0.13
Net realized and unrealized gain (loss)	2.16	(3.98)	4.55	1.39	3.96
Total from investment operations	2.25	(3.88)	4.63	1.51	4.09
Less distributions from:
Net investment income	(0.19)	(0.10)	(0.08)	(0.11)	(0.14)
Net realized gains	(8.40)	(0.84)	(2.90)	(0.19)	—
Total distributions	(8.59)	(0.94)	(2.98)	(0.30)	(0.14)
Net asset value, end of period	$8.54	$14.88	$19.70	$18.05	$16.84

Total Return (b)	16.30%	–19.89%	26.02%	8.98%	31.72%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$181,667	$1,193,492	$1,943,232	$1,936,367	$1,271,509
Ratios to average net assets:
Net expenses	0.81%	0.78%	0.76%	0.76%	0.76%
Gross expenses	0.81%	0.78%	0.76%	0.76%	0.76%
Net investment income (loss)	0.55%	0.58%	0.38%	0.72%	0.85%
Portfolio turnover rate	81%	69%	32%	43%	33%

The accompanying notes are an integral part of these financial statements.

262  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$15.03	$19.88	$18.19	$16.98	$12.99
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.08	0.05	0.03	0.08	0.09
Net realized and unrealized gain (loss)	2.14	(4.01)	4.58	1.38	3.99
Total from investment operations	2.22	(3.96)	4.61	1.46	4.08
Less distributions from:
Net investment income	(0.14)	(0.05)	(0.02)	(0.06)	(0.09)
Net realized gains	(8.40)	(0.84)	(2.90)	(0.19)	—
Total distributions	(8.54)	(0.89)	(2.92)	(0.25)	(0.09)
Net asset value, end of period	$8.71	$15.03	$19.88	$18.19	$16.98

Total Return (b)	16.02%	–20.07%	25.72%	8.63%	31.42%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$21,231	$24,268	$35,649	$34,358	$46,840
Ratios to average net assets:
Net expenses	1.08%	1.04%	1.02%	1.02%	1.04%
Gross expenses	1.08%	1.04%	1.02%	1.02%	1.04%
Net investment income (loss)	0.51%	0.31%	0.13%	0.47%	0.55%
Portfolio turnover rate	81%	69%	32%	43%	33%

The accompanying notes are an integral part of these financial statements.

Annual Report  263

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
R6 Shares
Net asset value, beginning of period	$14.93	$19.76	$18.09	$16.89	$12.92
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.04	0.10	0.08	0.12	0.13
Net realized and unrealized gain (loss)	2.27	(3.99)	4.56	1.38	3.98
Total from investment operations	2.31	(3.89)	4.64	1.50	4.11
Less distributions from:
Net investment income	(0.19)	(0.10)	(0.07)	(0.11)	(0.14)
Net realized gains	(8.40)	(0.84)	(2.90)	(0.19)	—
Total distributions	(8.59)	(0.94)	(2.97)	(0.30)	(0.14)
Net asset value, end of period	$8.65	$14.93	$19.76	$18.09	$16.89

Total Return (b)	16.73%	–19.89%	26.06%	8.90%	31.79%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$24	$2,186	$2,720	$2,177	$2,091
Ratios to average net assets:
Net expenses	0.79%	0.78%	0.76%	0.76%	0.76%
Gross expenses	1.02%	0.94%	0.87%	0.92%	1.20%
Net investment income (loss)	0.25%	0.59%	0.40%	0.73%	0.83%
Portfolio turnover rate	81%	69%	32%	43%	33%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

264  Annual Report

LAZARD US EQUITY FOCUS PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$12.99	$16.07	$13.37	$12.03	$10.23
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.08	0.11	0.13
Net realized and unrealized gain (loss)	2.43	(2.82)	3.54	1.94	3.11
Total from investment operations	2.56	(2.72)	3.62	2.05	3.24
Less distributions from:
Net investment income	(0.13)	(0.10)	(0.05)	(0.10)	(0.23)
Net realized gains	(0.03)	(0.26)	(0.87)	(0.61)	(1.21)
Total distributions	(0.16)	(0.36)	(0.92)	(0.71)	(1.44)
Net asset value, end of period	$15.39	$12.99	$16.07	$13.37	$12.03

Total Return (b)	19.77%	–16.94%	27.36%	17.29%	31.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$43,673	$38,037	$42,755	$31,075	$32,661
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.75%
Gross expenses	0.80%	0.81%	0.76%	1.26%	0.92%
Net investment income (loss)	0.93%	0.72%	0.54%	0.91%	1.07%
Portfolio turnover rate	38%	29%	27%	54%	45%

The accompanying notes are an integral part of these financial statements.

Annual Report  265

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$13.06	$16.16	$13.45	$12.09	$10.28
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.07	0.04	0.08	0.10
Net realized and unrealized gain (loss)	2.44	(2.84)	3.55	1.96	3.11
Total from investment operations	2.54	(2.77)	3.59	2.04	3.21
Less distributions from:
Net investment income	(0.09)	(0.07)	(0.01)	(0.07)	(0.19)
Net realized gains	(0.03)	(0.26)	(0.87)	(0.61)	(1.21)
Total distributions	(0.12)	(0.33)	(0.88)	(0.68)	(1.40)
Net asset value, end of period	$15.48	$13.06	$16.16	$13.45	$12.09

Total Return (b)	19.53%	–17.18%	26.96%	17.08%	31.25%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$1,170	$1,160	$1,569	$1,285	$1,117
Ratios to average net assets:
Net expenses	0.95%	0.95%	0.95%	0.95%	1.03%
Gross expenses	1.38%	1.31%	1.22%	1.79%	2.14%
Net investment income (loss)	0.68%	0.46%	0.29%	0.67%	0.79%
Portfolio turnover rate	38%	29%	27%	54%	45%

The accompanying notes are an integral part of these financial statements.

266  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
R6 Shares
Net asset value, beginning of period	$12.99	$16.08	$13.38	$12.04	$10.23
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.08	0.11	0.13
Net realized and unrealized gain (loss)	2.43	(2.83)	3.54	1.94	3.12
Total from investment operations	2.56	(2.73)	3.62	2.05	3.25
Less distributions from:
Net investment income	(0.13)	(0.10)	(0.05)	(0.10)	(0.23)
Net realized gains	(0.03)	(0.26)	(0.87)	(0.61)	(1.21)
Total distributions	(0.16)	(0.36)	(0.92)	(0.71)	(1.44)
Net asset value, end of period	$15.39	$12.99	$16.08	$13.38	$12.04

Total Return (b)	19.77%	–17.00%	27.34%	17.28%	31.76%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$47,011	$34,244	$36,066	$20,747	$10,609
Ratios to average net assets:
Net expenses	0.70%	0.70%	0.70%	0.70%	0.74%
Gross expenses	0.80%	0.81%	0.76%	1.27%	1.00%
Net investment income (loss)	0.93%	0.72%	0.52%	0.91%	1.09%
Portfolio turnover rate	38%	29%	27%	54%	45%

(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Annual Report  267

LAZARD US SMALL CAP EQUITY SELECT PORTFOLIO

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$12.21	$14.97	$14.42	$13.64	$10.83
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.01	— (b)	0.01	0.04	0.06
Net realized and unrealized gain (loss)	1.19	(2.24)	2.81	0.82	3.19
Total from investment operations	1.20	(2.24)	2.82	0.86	3.25
Less distributions from:
Net investment income	—	—	(0.03)	(0.02)	(0.03)
Net realized gains	(0.99)	(0.52)	(2.24)	(0.06)	(0.41)
Total distributions	(0.99)	(0.52)	(2.27)	(0.08)	(0.44)
Net asset value, end of period	$12.42	$12.21	$14.97	$14.42	$13.64

Total Return (c)	10.07%	–15.23%	19.91%	6.44%	30.00%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$32,004	$34,882	$94,517	$91,984	$108,112
Ratios to average net assets:
Net expenses	1.03%	1.03%	0.94%	0.98%	0.92%
Gross expenses	1.25%	1.05%	0.94%	0.98%	0.92%
Net investment income (loss)	0.05%	–0.03%	0.05%	0.31%	0.46%
Portfolio turnover rate	53%	35%	66%	80%	90%

The accompanying notes are an integral part of these financial statements.

268  Annual Report

Selected data for a share
of capital stock outstanding	Year Ended
throughout each period	12/31/23	12/31/22	12/31/21	12/31/20		12/31/19
Open Shares
Net asset value, beginning of period	$10.98	$13.56	$13.25	$12.58		$10.03
Income (Loss) from investment operations:
Net investment income (loss) (a)	(0.02)	(0.03)	(0.04)	—	(b)	0.01
Net realized and unrealized gain (loss)	1.07	(2.03)	2.59	0.75		2.95
Total from investment operations	1.05	(2.06)	2.55	0.75		2.96
Less distributions from:
Net investment income	—	—	— (b)	(0.02)		—
Net realized gains	(0.99)	(0.52)	(2.24)	(0.06)		(0.41)
Total distributions	(0.99)	(0.52)	(2.24)	(0.08)		(0.41)
Net asset value, end of period	$11.04	$10.98	$13.56	$13.25		$12.58

Total Return (c)	9.83%	–15.49%	19.59%	6.10%		29.51%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$7,371	$7,750	$10,798	$10,965		$14,643
Ratios to average net assets:
Net expenses	1.28%	1.31%	1.22%	1.28%		1.25%
Gross expenses	1.57%	1.36%	1.22%	1.28%		1.25%
Net investment income (loss)	–0.20%	–0.27%	–0.24%	—	%(d)	0.11%
Portfolio turnover rate	53%	35%	66%	80%		90%

The accompanying notes are an integral part of these financial statements.

Annual Report  269

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			1/8/20*
throughout each period	12/31/23	12/31/22	12/31/21	to 12/31/20
R6 Shares
Net asset value, beginning of period	$12.25	$14.98	$14.42	$13.62
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	(0.04)	0.01	0.04
Net realized and unrealized gain (loss)	1.17	(2.17)	2.82	0.84
Total from investment operations	1.19	(2.21)	2.83	0.88
Less distributions from:
Net investment income	—	—	(0.03)	(0.02)
Net realized gains	(0.99)	(0.52)	(2.24)	(0.06)
Total distributions	(0.99)	(0.52)	(2.27)	(0.08)
Net asset value, end of period	$12.45	$12.25	$14.98	$14.42

Total Return (c)	9.95%	–15.01%	19.95%	6.59%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39	$24	$718	$684
Ratios to average net assets:
Net expenses	0.97%	1.03%	0.93%	0.96%
Gross expenses	1.23%	1.51%	2.53%	1.65%
Net investment income (loss)	0.13%	–0.31%	0.05%	0.34%
Portfolio turnover rate	53%	35%	66%	80%

*	The inception date for the R6 shares was January 8, 2020.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Amount is less than 0.005%.

The accompanying notes are an integral part of these financial statements.

270  Annual Report

LAZARD US SUSTAINABLE EQUITY PORTFOLIO

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			6/30/20
throughout each period	12/31/23	12/31/22	12/31/21	to 12/31/20*
Institutional Shares
Net asset value, beginning of period	$12.36	$15.41	$12.20	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.10	0.08	0.06	0.04
Net realized and unrealized gain (loss)	1.86	(2.86)	3.47	2.23
Total from investment operations	1.96	(2.78)	3.53	2.27
Less distributions from:
Net investment income	(0.14)	(0.08)	(0.08)	(0.04)
Net realized gains	(0.10)	(0.19)	(0.24)	(0.03)
Total distributions	(0.24)	(0.27)	(0.32)	(0.07)
Net asset value, end of period	$14.08	$12.36	$15.41	$12.20

Total Return (b)	15.88%	–18.07%	29.01%	22.69%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11,239	$12,222	$14,687	$11,490
Ratios to average net assets (c):
Net expenses	0.75%	0.75%	0.75%	0.75%
Gross expenses	1.66%	1.84%	2.08%	2.49%
Net investment income (loss)	0.79%	0.64%	0.43%	0.65%
Portfolio turnover rate	34%	23%	8%	5%

The accompanying notes are an integral part of these financial statements.

Annual Report  271

Selected data for a share				For the Period
of capital stock outstanding	Year Ended			6/30/20
throughout each period	12/31/23	12/31/22	12/31/21	to 12/31/20*
Open Shares
Net asset value, beginning of period	$12.37	$15.43	$12.21	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.07	0.05	0.02	0.02
Net realized and unrealized gain (loss)	1.85	(2.87)	3.48	2.23
Total from investment operations	1.92	(2.82)	3.50	2.25
Less distributions from:
Net investment income	(0.10)	(0.05)	(0.04)	(0.01)
Net realized gains	(0.10)	(0.19)	(0.24)	(0.03)
Total distributions	(0.20)	(0.24)	(0.28)	(0.04)
Net asset value, end of period	$14.09	$12.37	$15.43	$12.21

Total Return (b)	15.58%	–18.32%	28.75%	22.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$590	$537	$655	$128
Ratios to average net assets (c):
Net expenses	1.00%	1.00%	1.00%	1.00%
Gross expenses	2.80%	2.88%	3.15%	5.31%
Net investment income (loss)	0.56%	0.39%	0.17%	0.43%
Portfolio turnover rate	34%	23%	8%	5%

*	The Portfolio commenced operations on June 30, 2020.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

272  Annual Report

LAZARD US SYSTEMATIC SMALL CAP EQUITY PORTFOLIO

Selected data for a share			For the Period
of capital stock outstanding	Year Ended		10/29/21*
throughout each period	12/31/23	12/31/22	to 12/31/21
Institutional Shares
Net asset value, beginning of period	$8.52	$10.26	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05	0.09	0.02
Net realized and unrealized gain (loss)	1.64	(1.77)	0.26
Total from investment operations	1.69	(1.68)	0.28
Less distributions from:
Net investment income	(0.04)	(0.06)	(0.02)
Total distributions	(0.04)	(0.06)	(0.02)
Net asset value, end of period	$10.17	$8.52	$10.26

Total Return (b)	19.80%	–16.33%	2.83%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$39,779	$24,786	$3,983
Ratios to average net assets (c):
Net expenses	0.90%	0.90%	0.90%
Gross expenses	1.37%	2.67%	5.13%
Net investment income (loss)	0.53%	1.00%	1.39%
Portfolio turnover rate	110%	74%	22%

The accompanying notes are an integral part of these financial statements.

Annual Report  273

Selected data for a share			For the Period
of capital stock outstanding	Year Ended		10/29/21*
throughout each period	12/31/23	12/31/22	to 12/31/21
Open Shares
Net asset value, beginning of period	$8.54	$10.28	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.02	0.06	0.02
Net realized and unrealized gain (loss)	1.65	(1.76)	0.26
Total from investment operations	1.67	(1.70)	0.28
Less distributions from:
Net investment income	(0.01)	(0.04)	—
Total distributions	(0.01)	(0.04)	—
Net asset value, end of period	$10.20	$8.54	$10.28

Total Return (b)	19.58%	–16.51%	2.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$140	$102	$120
Ratios to average net assets (c):
Net expenses	1.15%	1.15%	1.15%
Gross expenses	4.59%	5.52%	13.16%
Net investment income (loss)	0.25%	0.66%	1.14%
Portfolio turnover rate	110%	74%	22%

The accompanying notes are an integral part of these financial statements.

274  Annual Report

Selected data for a share	For the Period
of capital stock outstanding	2/22/23**
throughout each period	to 12/31/23
R6 Shares
Net asset value, beginning of period	$9.16
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.05
Net realized and unrealized gain (loss)	1.00
Total from investment operations	1.05
Less distributions from:
Net investment income	(0.04)
Total distributions	(0.04)
Net asset value, end of period	$10.17

Total Return (b)	11.48%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$111
Ratios to average net assets (c):
Net expenses	0.85%
Gross expenses	7.09%
Net investment income (loss)	0.63%
Portfolio turnover rate	110%

*	The Portfolio commenced operations on October 29, 2021.
**	The inception date for the R6 Shares was February 22, 2023.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(c)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

Annual Report  275

The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2023

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2023, the Fund was comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Developing Markets Equity Portfolio (“Developing Markets Equity”), Lazard Emerging Markets Core Equity Portfolio (“Emerging Markets Core Equity”), Lazard Emerging Markets Equity Advantage Portfolio (“Emerging Markets Equity Advantage”), Lazard Emerging Markets Equity Portfolio (“Emerging Markets Equity”), Lazard Equity Franchise Portfolio (“Equity Franchise”), Lazard Global Equity Select Portfolio (“Global Equity Select”), Lazard Global Listed Infrastructure Portfolio (“Global Listed Infrastructure”), Lazard Global Strategic Equity Portfolio (“Global Strategic Equity”), Lazard International Equity Advantage Portfolio (“International Equity Advantage”), Lazard International Equity Portfolio (“International Equity”), Lazard International Equity Select Portfolio (“International Equity Select”), Lazard International Quality Growth Portfolio (“International Quality Growth”), Lazard International Small Cap Equity Portfolio (“International Small Cap Equity”), Lazard International Strategic Equity Portfolio (“International Strategic Equity”), Lazard Managed Equity Volatility Portfolio (“Managed Equity Volatility”), Lazard US Equity Concentrated Portfolio (“US Equity Concentrated”), Lazard US Equity Focus Portfolio (“US Equity Focus”), Lazard US Small Cap Equity Select Portfolio (“US Small Cap Equity Select”, which was formerly the Lazard US Small-Mid Cap Equity Portfolio), Lazard US Sustainable Equity Portfolio (“US Sustainable Equity”), and Lazard US Systematic Small Cap Equity Portfolio (“US Systematic Small Cap Equity”). The financial statements of the other seven Portfolios are presented separately.

The Portfolios, other than Equity Franchise, US Equity Concentrated and US Equity Focus, are operated as “diversified” funds, as defined in the 1940 Act.

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Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Portfolios’ prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

Events occurring after the close of trading on foreign exchanges may affect the fair value of foreign securities as of the close of regular trading on the NYSE, when the Portfolios’ NAVs

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are calculated. When valuing foreign equity securities, the Portfolios use an independent pricing service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments, which have a strong correlation to the fair-valued securities.

The Board of Directors (the “Board”) has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, some Portfolios have filed tax reclaims for previously withheld taxes on dividends earned in certain

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European Union countries. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, would increase dividend income, resulting in an increase in a Portfolio’s NAV per share.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference

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between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2023, the Global Listed Infrastructure Portfolio traded in forward currency contracts.

(d) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2023, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term
Developing Markets Equity	$(68,578,029)	$(54,943,989)
Emerging Markets Core Equity*	(23,616,840)	(51,909,049)
Emerging Markets Equity Advantage	(5,666,782)	(4,984,133)
Emerging Markets Equity	(215,667,495)	(792,171,106)
Global Listed Infrastructure	(169,781,834)	(166,378,697)
Global Strategic Equity	(590,173)	(28,631)
International Equity Advantage	(36,034)	—
International Equity Select	(2,151,617)	—
International Quality Growth	—	(3,118,404)
International Small Cap Equity	(1,519,692)	(490,523)
International Strategic Equity	(117,501,638)	—
US Systematic Small Cap Equity Portfolio	(1,761,827)	—

*	At December 31, 2023, $10,554,900 of the unused short-term realized capital loss carryovers and $38,811,325 of the unused long-term realized capital loss carryovers, which were acquired from Lazard Emerging Markets Strategic Equity Portfolio on June 22, 2023, are subject to annual limitations on their use to offset realized capital gains.

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Under current tax law, post-October capital losses or certain lateyear ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2023, the Portfolios had no such losses to defer.

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Developing Markets Equity	$74,619,062	$26,709,250	$8,632,779	$18,076,471
Emerging Markets Core Equity	100,948,859	27,250,229	9,565,300	17,684,929
Emerging Markets Equity Advantage	129,642,127	16,109,946	12,955,711	3,154,235
Emerging Markets Equity	2,451,087,859	568,456,294	306,134,142	262,322,152
Equity Franchise	107,723,277	13,350,578	2,574,730	10,775,848
Global Equity Select	65,303,730	34,797,629	2,267,738	32,529,891
Global Listed Infrastructure	7,953,166,915	1,354,169,220	638,373,700	715,795,520
Global Strategic Equity	9,840,133	1,440,635	364,724	1,075,911
International Equity Advantage	18,819,150	684,919	109,700	575,219
International Equity	956,357,590	224,287,388	70,707,396	153,579,992
International Equity Select	46,142,052	9,771,628	3,449,514	6,322,114
International Quality Growth	242,525,886	28,035,252	13,075,862	14,959,390
International Small Cap Equity	11,700,929	1,159,330	940,919	218,411
International Strategic Equity	3,377,730,902	1,075,366,995	114,796,051	960,570,944
Managed Equity Volatility	16,927,988	1,588,433	548,589	1,039,844
US Equity Concentrated	138,893,003	66,852,436	1,018,742	65,833,694

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Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
US Equity Focus	$64,709,598	$28,186,004	$995,482	$27,190,522
US Small Cap Equity Select	32,090,364	8,310,649	1,981,021	6,329,628
US Sustainable Equity	8,696,270	3,300,054	137,231	3,162,823
US Systematic Small Cap Equity	33,621,017	7,301,548	809,766	6,491,782

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(e) Dividends and Distributions—For each Portfolio, income dividends are declared and paid annually, except that the Global Listed Infrastructure Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

The Emerging Markets Core Equity, Emerging Markets Equity Advantage, Emerging Markets Equity, Equity Franchise, Global Strategic Equity, International Equity, International Small Cap Equity, US Equity Concentrated and US Small Cap Equity Select Portfolios, intend, on their 2023 tax returns, to elect to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolios’

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undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolios would otherwise be required to distribute as dividends to shareholders in order for the Portfolios to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolios’ shares, the total return on a shareholder’s investment is not affected by the Portfolios’ use of equalization.

Real estate investment trust (“REIT”) distributions received by a Portfolio are generally comprised of ordinary income, long-term capital gains and a return of REIT capital. However, as the actual character of such distributions received are not known until after the calendar year end, distributions made by a Portfolio during the year are subject to re-characterization that may result in some portion of the distributions being reclassified as a return of capital distribution to Portfolio shareholders.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency gains and losses, wash sales, merger activity, passive foreign investment companies, expiring capital loss carryovers, forward currency mark to market, net operating loss, certain expenses, foreign capital gains taxes, non-deductible organization expenses, REIT basis adjustments, distribution in excess of current earnings, equalization accounting (as described above), non-REIT non-taxable dividend adjustment to income, distributions redesignations, return of capital distributions, receivable from tax reclaim and distributions from real estate investment trusts and partnerships.

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The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)
Developing Markets Equity	$169,472	$(169,472)
Emerging Markets Core Equity	97,278	(97,278)
Emerging Markets Equity Advantage	276,736	(276,736)
Emerging Markets Equity	7,344,381	(7,344,381)
Equity Franchise	779,275	(779,275)
Global Equity Select	165,318	(165,318)
Global Listed Infrastructure	(1,112,949)	1,112,949
Global Strategic Equity	4,986	(4,986)
International Equity	6,760,436	(6,760,436)
International Equity Select	82,144	(82,144)
International Quality Growth	19,584	(19,584)
International Small Cap Equity	18,851	(18,851)
International Strategic Equity	4,959,325	(4,959,325)
Managed Equity Volatility	37,360	(37,360)
US Equity Concentrated	160,856,567	(160,856,567)
US Equity Focus	257	(257)
US Small Cap Equity Select	57,534	(57,534)
US Sustainable Equity	17,166	(17,166)
US Systematic Small Cap Equity Portfolio	(42,582)	42,582

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The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2023	2022	2023	2022
Developing Markets Equity*	$2,021,287	$737,410	$—	$—
Emerging Markets Core Equity	1,779,265	1,946,526	—	—
Emerging Markets Equity Advantage	2,482,708	1,632,469	—	274,642
Emerging Markets Equity	97,073,876	144,343,772	—	—
Equity Franchise	9,486,402	5,741,616	—	12,205,692
Global Equity Select	738,104	531,256	1,089,454	401,381
Global Listed Infrastructure	256,036,712	617,886,544	—	488,053,713
Global Strategic Equity	45,613	46,028	—	19,473
International Equity Advantage	77,179	78,363	—	12,710
International Equity	30,480,846	18,675,321	11,858,271	51,354,094
International Equity Select	778,058	980,492	—	247,167
International Quality Growth	1,585,377	775,087	—	517,722
International Small Cap Equity	232,238	110,815	—	797,519
International Strategic Equity*	62,446,169	62,860,646	—	—
Managed Equity Volatility	503,919	629,794	207,733	229,766
US Equity Concentrated	15,683,328	10,886,247	141,678,406	66,586,092
US Equity Focus	778,558	556,355	206,582	1,492,055
US Small Cap Equity Select	118,408	—	2,977,480	2,335,222
US Sustainable Equity	191,007	80,977	31,152	189,779
US Systematic Small Cap Equity	143,679	185,691	—	353

*	Developing Markets Equity Portfolio had return of capital distribution of $0 in 2023 and $62,544 in 2022.

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At December 31, 2023, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency
Developing Markets Equity	$—	$(123,522,018)	$17,931,832
Emerging Markets Core Equity	297,518	(75,525,889)	17,350,910
Emerging Markets Equity Advantage	210,348	(10,650,915)	2,720,735
Emerging Markets Equity	—	(1,007,838,601)	258,882,960
Equity Franchise	—	—	10,763,732
Global Equity Select	—	249,855	32,532,004
Global Listed Infrastructure	—	(336,160,531)	716,079,582
Global Strategic Equity	18,330	(618,804)	1,058,746
International Equity Advantage	28,876	(34,032)	575,445
International Equity	6,377,361	6,816,402	153,757,174
International Equity Select	52,119	(2,151,617)	6,328,036
International Quality Growth	—	(3,118,404)	14,924,736
International Small Cap Equity	6,998	(2,010,215)	218,957
International Strategic Equity	5,688,531	(117,501,638)	958,896,092
Managed Equity Volatility	17,754	117,154	1,041,727
US Equity Concentrated	—	—	65,833,694
US Equity Focus	—	168,405	27,190,523
US Small Cap Equity Select	41,194	1,639,682	6,329,629
US Sustainable Equity	6,838	380,103	3,142,934
US Systematic Small Cap Equity	—	(1,761,827)	6,491,782

(f) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. The Investment Manager will generally pay for any offering costs

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incurred by a new Portfolio and be reimbursed by that Portfolio within the amortization period. Organizational costs are expensed as incurred.

(g) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

(h) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(i) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate
Developing Markets Equity	1.00%
Emerging Markets Core Equity	1.00
Emerging Markets Equity Advantage	0.75
Emerging Markets Equity	1.00
Equity Franchise	0.80
Global Equity Select	0.65
Global Listed Infrastructure	0.90
Global Strategic Equity	0.75
International Equity Advantage	0.65
International Equity	0.75
International Equity Select	0.65
International Quality Growth	0.75
International Small Cap Equity	0.75
International Strategic Equity	0.75
Managed Equity Volatility	0.60
US Equity Concentrated	0.70
US Equity Focus	0.55
US Small Cap Equity Select	0.75
US Sustainable Equity	0.60
US Systematic Small Cap Equity	0.70

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse a Portfolio until May 1, 2024 (or such other date as indicated below) if the aggregate direct expenses of the Portfolio, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the

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value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares	R6 Shares
Developing Markets Equity (a)	1.10%	1.35%	N/A	%
Emerging Markets Core Equity (b)	1.10	1.35	1.05
Emerging Markets Equity Advantage	0.90	1.15	0.85
Emerging Markets Equity	1.20	1.45	1.15
Equity Franchise	0.95	1.20	N/A
Global Equity Select	0.90	1.15	N/A
Global Listed Infrastructure (c)	1.20	1.45	N/A
Global Strategic Equity*	0.90	1.15	N/A
International Equity Advantage**	0.80	1.05	N/A
International Equity	0.85	1.10	0.80
International Equity Select (d)	0.90	1.15	N/A
International Quality Growth (e)	0.85	1.10	0.80
International Small Cap Equity (f)	1.03	1.28	N/A
International Strategic Equity	1.05	1.30	1.00
Managed Equity Volatility	0.75	1.00	N/A
US Equity Concentrated (g)	0.90	1.15	0.85
US Equity Focus	0.70	0.95	0.70
US Small Cap Equity Select (h)	1.00	1.25	0.95
US Sustainable Equity	0.75	1.00	N/A
US Systematic Small Cap Equity	0.90	1.15	0.85

(a)	From January 1, 2023 to June 28, 2023, annual rates were 1.15% and 1.40%.
(b)	From January 1, 2023 to May 1, 2023, annual rates were 1.20%, 1.45% and 1.15%.
(c)	This agreement will continue in effect until May 1, 2033.
(d)	This agreement will continue in effect until May 1, 2024, and from May 1, 2024 until May 1, 2033 at levels of 1.15%, 1.40% and 1.10%, respectively.
(e)	This agreement will continue in effect until May 1, 2033 for Open Shares.
(f)	From January 1, 2023 to June 28, 2023, annual rates were 1.13% and 1.38%.
(g)	This agreement will continue in effect until May 1, 2024, and from May 1, 2024 until May 1, 2033, at levels of 1.10%, 1.35% and 1.05%, respectively.
(h)	From January 1, 2023 to June 28, 2023, annual rates were 1.05%, 1.30% and 1.00%.
*	From January 1, 2023 to May 1, 2023, annual rates were 0.80% and 1.05%.
**	From January 1, 2023 to May 1, 2023, annual rates were 0.90% and 1.15%.

In addition, until May 1, 2024, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess.

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During the year ended December 31, 2023, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Developing Markets Equity	$103,889	$—	$12,449	$—
Emerging Markets Core Equity	127,095	—	7,321	—
Emerging Markets Equity Advantage	92,923	—	1,657	2,281
Equity Franchise	4,434	—	1,963	1,760
Global Equity Select	—	—	5,250	—
Global Strategic Equity	78,900	59,281	763	5,608
International Equity Advantage	18,111	117,198	3,985	24,690
International Equity Select	57,224	—	8,561	—
International Quality Growth	80,585	—	5,183	—
International Small Cap Equity	39,735	16,116	56,573	20,316
Managed Equity Volatility	136,777	1,652	498	5,169
US Equity Focus	39,160	—	4,869	—
US Small Cap Equity Select	72,801	—	22,149	—
US Sustainable Equity	83,885	42,734	3,274	6,533
US Systematic Small Cap Equity	135,913	—	801	3,135

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed
Emerging Markets Core Equity	$1,855	$1,808
Emerging Markets Equity Advantage	780	4,813
Emerging Markets Equity	3,572	—
International Equity	27,378	—
International Quality Growth	242	4,714
International Strategic Equity	5,763	—
US Equity Concentrated	927	—
US Equity Focus	42,838	—
US Small Cap Equity Select	83	—
US Systematic Small Cap Equity	600	4,763

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

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The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation in 2023 for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors are also reimbursed for travel and other out-of-pocket expenses for attending Board and Committee meetings. Effective January 1, 2024, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $252,500, (2) an

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additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active Portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

Portfolio	Purchases	Sales
Developing Markets Equity	$23,569,007	$35,095,669
Emerging Markets Core Equity	81,613,146	105,833,037
Emerging Markets Equity Advantage	110,064,329	67,398,570
Emerging Markets Equity	646,749,448	953,934,928
Equity Franchise	115,481,576	170,380,943
Global Equity Select	4,873,713	14,900,978
Global Listed Infrastructure	2,038,246,372	1,946,512,252
Global Strategic Equity	5,942,041	6,980,482
International Equity Advantage	19,778,717	3,653,779
International Equity	522,636,103	529,970,597
International Equity Select	16,413,834	22,764,078
International Quality Growth	131,363,546	17,951,689
International Small Cap Equity	5,650,271	9,290,891
International Strategic Equity	1,879,038,883	2,703,961,532
Managed Equity Volatility	18,918,081	30,827,676
US Equity Concentrated	548,402,039	1,675,830,231
US Equity Focus	33,090,581	30,534,205
US Small Cap Equity Select	20,933,056	28,206,783
US Sustainable Equity	4,694,698	7,206,085
US Systematic Small Cap Equity	41,656,379	32,231,498

For the year ended December 31, 2023, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

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At December 31, 2023, the Investment Manager owned 13.82%, 63.50% and 69.73% of the outstanding shares of the Lazard International Equity Advantage, Lazard US Sustainable Equity and Lazard US Systematic Small Cap Equity, respectively.

Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated persons” to include a portfolio company in which a Portfolio owns 5% or more of the outstanding voting securities. Investments in “affiliated persons” for the Global Listed Infrastructure Portfolio for the year ended December 31, 2023 were as follows:

Issue	Value at December 31, 2022	Purchase cost	Sales proceeds	Realized gain (loss)
Global Listed Infrastructure
Atlas Arteria Ltd.	$355,284,219	$21,238,470	$—	$—
Italgas SpA*	246,294,741	8,562,892	(45,269,692)	(371,808)
Pennon Group PLC	154,093,807	—	—	—
SES SA	132,690,782	4,467,344	—	—
Total Securities	$888,363,549	$34,268,706	$(45,269,692)	$(371,808)

Issue	Change in unrealized appreciation (depreciation)	Dividend income	Shares at December 31, 2023	Values at December 31, 2023
Atlas Arteria, Ltd.	$(46,622,041)	$21,536,326	83,962,746	$329,900,648
Italgas SpA*	10,005,628	11,221,577	—	—
Pennon Group PLC	(15,635,969)	7,787,072	14,334,169	138,457,838
SES SA	2,064,278	9,465,529	21,066,589	139,222,404
Total Securities	$(50,188,104)	$50,010,504	119,363,504	$607,580,890

*	This security was deemed to no longer meet the criteria of an affiliated company at the reporting date and is therefore excluded from non-controlled affiliated issuers, at fair value on the Statement of Assets and Liabilities. Dividend income, realized gain/loss, and change in unrealized appreciation (depreciation) earned during the period is reported within the respective noncontrolled affiliated issuers financial statement categories on the Statement of Operations.

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6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2023, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding
Developing Markets Equity	$1,616,329	$3,324,886	6.43%	10
Emerging Markets Core Equity	2,035,809	14,068,904	6.25	14
Emerging Markets Equity Advantage	495,095	1,507,023	6.38	6
Emerging Markets Equity	21,520,000	21,520,000	5.67	3
Equity Franchise	3,690,593	3,690,593	6.43	3
Global Equity Select	268,303	903,100	5.59	5
Global Strategic Equity	1,265,000	1,265,000	5.43	1
International Equity Advantage	167,093	167,093	6.17	3
International Equity	14,033,667	17,261,000	5.43	3
International Equity Select	228,549	607,900	5.91	8
International Quality Growth	6,646,000	6,646,000	5.43	2
International Small Cap Equity	620,850	1,005,350	5.68	2
International Strategic Equity	14,258,205	60,751,100	5.85	25
Managed Equity Volatility	763,061	9,785,390	6.21	19
US Equity Concentrated	13,131,308	28,645,057	6.29	22
US Equity Focus	408,616	520,100	5.76	5

*	For days borrowings were outstanding.

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Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable Rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, supply chain disruptions, market manipulations, government defaults, government shutdowns, the imposition of sanctions and other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. Additionally, general market conditions may impact the value of a Portfolio’s securities, including changes in

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interest rates, currency rates or monetary policies. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

(c) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen. Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

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(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(e) Forward Currency Contracts and Currency Hedging Risk—Forward currency contracts, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since forward currency contracts, like most derivative instruments, have a leverage component that provides investment exposure in excess of the amount invested. Forward currency contracts are subject to the risks of the creditworthiness of and default by the counterparty and consequently may lose all of a portion of their value due solely to the creditworthiness of or default by the counterparty. Forward currency contracts also may be illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the value of such contracts. Forward currency contracts are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currencies. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Forward currency contracts incur costs, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of forward currency contracts, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to accurately predict movements in currency exchange rates and, for hedging transactions, there may be imperfect correlations between movements in exchange rates that could cause a Portfolio to incur significant losses. Use of forward currency contracts, even if entered into for hedging

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purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions.

(f) Country Risk—Implementation of certain Portfolios’ investment strategies may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular country, such as China or Japan, and a Portfolio would be expected to be affected by political, regulatory, market, economic and social developments affecting that country.

Recent developments in relations between the United States and China have heightened concerns of increased tariffs and restrictions on trade between the two countries. It is unclear whether further tariffs and sanctions may be imposed or other escalating actions may be taken in the future, which could negatively affect the Portfolio. Other risks associated with investments in China include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitations on repatriation and differing legal standards. Certain Portfolios may invest in eligible renminbi-denominated class A shares of equity securities that are listed and traded on certain Chinese stock exchanges (“China A-Shares”) through Hong Kong Stock Connect Program (“Stock Connect”). While Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to all Stock Connect participants, which may restrict or preclude a Portfolio’s ability to invest in China A-Shares (although the Portfolio would be permitted to sell China A-Shares regardless of the quota balance). Stock Connect is also subject to trading, clearance, settlement and operational risks.

Certain Portfolios may obtain exposure to companies based or operated in China by investing through legal structures known as variable interest entities (“VIEs”). Instead of directly owning the equity securities of a Chinese company, a VIE enters into service and other contracts with the Chinese company. Although the VIE has no equity ownership of the Chinese company, the contractual arrangements permit the VIE to consolidate the Chinese company

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into its financial statements. VIE investments are subject to the risk that any breach of these contractual arrangements will be subject to Chinese law and jurisdiction, that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or that contracts between the Chinese company and the VIE may otherwise not be enforceable under Chinese law. VIE structures also could face delisting or other ramifications for failure to meet the requirements of the SEC, the Public Company Accounting Oversight Board or other United States regulators. If these risks materialize, the value of investments in VIEs could be adversely affected and the Portfolios could incur significant losses with no recourse available.

Over the last few decades, Japan’s economic growth rate had remained relatively low compared to that of its Asian neighbors and other major developed economies mainly due to deflation. Japan has few natural resources and limited land area and is reliant on imports for its commodity needs. Fluctuations or shortages in relevant commodity markets could have a negative impact on Japan’s economy. The Japanese economy also can be adversely affected by trade tariffs, other protectionist measures, competition from emerging economies, and the economic conditions of its trading partners. Japan has a growing economic relationship with China and other Southeast Asian countries, and economic, political or social instability in those countries could have an adverse effect on Japan’s economy. The Japanese yen has fluctuated widely at times, and any increase in the yen’s value may cause a decline in Japan’s exports.

(g) Sector Risk—Implementation of certain Portfolios’ investment strategies may, during certain periods, result in the investment of a significant portion of such Portfolios’ assets in a particular market sector, and a Portfolio would be expected to be affected by developments in that sector.

(h) Franchise Companies Risk—Changes in the worldwide economy, consumer spending, competition, demographics and consumer preferences, government regulation and economic conditions may adversely affect franchise companies individually

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or across an industry and may negatively impact a Portfolio to a greater extent than if the Portfolio’s assets were invested more broadly in a number of types of companies.

(i) Infrastructure Companies Risk—Securities and instruments of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(j) Sustainable Investing Risk—A Portfolio’s performance is dependent upon, among other things, the success of its investment strategy as implemented by the Investment Manager (i.e., the performance of the investments purchased pursuant to the investment strategy). A Portfolio’s investment strategy which focuses on investing in companies that satisfy the criteria for being considered a Sustainable Company (as described in the prospectus), which may cause the Investment Manager to forgo investments for the Portfolio that the Investment Manager otherwise believes may be attractive but that are not considered to be Sustainable Companies.

(k) Other Equity Securities Risk—Investments in rights and warrants involve certain risks, including the possible lack of a liquid market for resale, price fluctuations and the failure of the price of the underlying security to reach a level at which the right or warrant can be prudently exercised, in which case the right or warrant may expire without being exercised and result in a loss of a Portfolio’s entire investment.

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(l) Depositary Receipts Risk—ADRs and similar depositary receipts typically will be subject to certain of the risks associated with direct investments in the securities of non-US companies, because their values depend on the performance of the underlying non-US securities. However, currency fluctuations will impact investments in depositary receipts differently than direct investments in non-US dollar-denominated non-US securities, because a depositary receipt will not appreciate in value solely as a result of appreciation in the currency in which the underlying non-US dollar security is denominated.

(m) REIT Risk—REITs are subject to similar risks as an investment in a realty-related company. Consequently, investments in REITs could lead to investment results that may be significantly different from investments in the broader securities markets. The risks related to investments in realty-related companies include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing. Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities (including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies, which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

(n) ETF Risk—Shares of exchange-traded funds (“ETFs”) may trade at prices that vary from their net asset values, sometimes significantly. The shares of ETFs may trade at prices at, below or above their net asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in ETFs are subject to the risks of the ETF’s investments, as well as to the

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general risks of investing in ETFs. A Portfolio investing in ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the ETFs in which the Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be invested in one or more ETFs. Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12, subject to certain limitations and conditions.

(o) Non-Diversification Risk—The net asset value of a Portfolio that is classified as “non-diversified” may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

(p) Quantitative Model Risk—The success of certain Portfolios’ investment strategy depends largely upon the effectiveness of the Investment Manager’s quantitative model. A quantitative model, such as the risk and other models used by the Investment Manager for certain Portfolios requires adherence to a systematic, disciplined process. The Investment Manager’s ability to monitor and, if necessary, adjust its quantitative model could be adversely affected by various factors including incorrect or outdated market and other data inputs. Factors that affect a security’s value can change over time, and these changes may not be reflected in the quantitative model. In addition, factors used in quantitative analysis and the weight placed on those factors may not be predictive of a security’s value.

(q) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption.

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Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences would increase dividend income, resulting from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would

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use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or input may result in transfers into or out of the current assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

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The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2023:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Developing Markets Equity Portfolio
Common Stocks*
Brazil	$2,722,617	$4,623,208	$—	$7,345,825
China	5,053,684	17,272,902	—	22,326,586
Hong Kong	—	1,172,168	—	1,172,168
Hungary	—	2,447,377	—	2,447,377
India	5,902,974	5,721,060	—	11,624,034
Indonesia	—	4,089,516	—	4,089,516
Macau	—	1,136,932	—	1,136,932
Mexico	4,216,868	—	—	4,216,868
Peru	1,022,672	—	—	1,022,672
Philippines	—	2,847,829	—	2,847,829
Poland	—	1,478,275	—	1,478,275
South Africa	—	4,374,780	—	4,374,780
South Korea	—	8,738,517	—	8,738,517
Taiwan	—	15,883,846	—	15,883,846
United States	2,350,132	—	—	2,350,132
Short-Term Investments	1,641,593	—	—	1,641,593
Total	$22,910,540	$69,786,410	$—	$92,696,950

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Emerging Markets Core Equity Portfolio
Common Stocks*
Brazil	$3,361,348	$4,466,518	$—	$7,827,866
Canada	1,070,023	—	—	1,070,023
China	8,901,728	15,521,483	—	24,423,211
France	1,698,495	—	—	1,698,495
Ghana	1,008,218	—	—	1,008,218
Greece	—	2,483,267	—	2,483,267
Hong Kong	—	1,565,110	—	1,565,110
India	5,334,956	10,514,482	—	15,849,438
Indonesia	1,098,561	4,025,684	—	5,124,245
Macau	—	933,404	—	933,404
Mexico	6,247,149	—	—	6,247,149
Peru	868,994	—	—	868,994
Philippines	—	2,450,245	—	2,450,245
Russia	—	—	—	—
Saudi Arabia	—	2,583,097	—	2,583,097
South Africa	—	5,297,733	—	5,297,733
South Korea	—	12,654,385	—	12,654,385
Taiwan	9,167,080	9,310,157	—	18,477,237
Thailand	—	2,189,366	—	2,189,366
United Arab Emirates	—	1,736,210	—	1,736,210
United Kingdom	1,356,616	287,958	—	1,644,574
United States	1,243,427	—	—	1,243,427
Short-Term Investments	1,258,062	—	—	1,258,062
Total	$42,614,657	$76,019,099	$—	$118,633,756

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Emerging Markets Equity Advantage Portfolio
Common Stocks*
Brazil	$—	$3,870,983	$—	$3,870,983
Chile	486,817	—	—	486,817
China	6,578,022	29,322,586	—	35,900,608
Colombia	269,361	—	—	269,361
Egypt	128,241	—	—	128,241
Greece	203,591	969,919	—	1,173,510
Hungary	—	598,050	—	598,050
India	6,273,406	15,317,859	—	21,591,265
Indonesia	172,772	3,307,827	—	3,480,599
Luxembourg	—	242,749	—	242,749
Malaysia	—	1,169,683	—	1,169,683
Mexico	4,127,325	—	—	4,127,325
Philippines	—	1,141,151	—	1,141,151
Poland	—	1,638,201	—	1,638,201
Qatar	—	216,462	—	216,462
Romania	—	223,158	—	223,158
Russia	—	—	—	—
Saudi Arabia	—	4,675,147	—	4,675,147
South Africa	476,674	2,164,613	—	2,641,287
South Korea	3,508,316	14,158,196	—	17,666,512
Taiwan	—	21,648,921	—	21,648,921
Thailand	410,364	2,815,357	—	3,225,721
Turkey	—	1,357,068	—	1,357,068
United Arab Emirates	—	1,512,422	—	1,512,422
Preferred Stocks*
Brazil	—	1,831,530	—	1,831,530
Short-Term Investments	1,979,591	—	—	1,979,591
Total	$24,614,480	$108,181,882	$—	$132,796,362

Annual Report  307

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Emerging Markets Equity Portfolio
Common Stocks*
Brazil	$99,864,713	$223,536,199	$—	$323,400,912
Chile	25,076,993	—	—	25,076,993
China	39,589,966	602,603,595	—	642,193,561
Egypt	—	18,629,376	—	18,629,376
Greece	—	44,117,596	—	44,117,596
Hong Kong	—	19,444,089	—	19,444,089
Hungary	—	90,422,234	—	90,422,234
India	27,745,952	139,966,011	—	167,711,963
Indonesia	33,470,045	96,283,211	—	129,753,256
Mexico	140,558,698	—	—	140,558,698
Portugal	—	65,421,093	—	65,421,093
Russia	—	—	18	18
South Africa	—	222,736,177	—	222,736,177
South Korea	—	300,298,042	—	300,298,042
Taiwan	—	336,638,566	—	336,638,566
Thailand	—	50,744,024	—	50,744,024
United Kingdom	—	35,180,451	—	35,180,451
Short-Term Investments	101,061,146	—	—	101,061,146
Total	$467,367,513	$2,246,020,664	$18	$2,713,388,195

308  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Equity Franchise Portfolio
Common Stocks*
Germany	$—	$9,159,374	$—	$9,159,374
Ireland	—	4,264,943	—	4,264,943
Italy	—	8,079,209	—	8,079,209
Luxembourg	—	3,656,399	—	3,656,399
United Kingdom	—	15,138,953	—	15,138,953
United States	69,196,365	3,577,507	—	72,773,872
Preferred Stocks*
Germany	—	3,666,004	—	3,666,004
Short-Term Investments	1,760,371	—	—	1,760,371
Total	$70,956,736	$47,542,389	$—	$118,499,125

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Global Equity Select Portfolio
Common Stocks*
Australia	$—	$838,448	$—	$838,448
Canada	4,586,883	—	—	4,586,883
China	1,525,305	828,267	—	2,353,572
Denmark	—	716,567	—	716,567
Finland	—	887,402	—	887,402
France	—	4,239,043	—	4,239,043
Germany	—	752,025	—	752,025
Hong Kong	—	866,656	—	866,656
India	1,301,733	—	—	1,301,733
Japan	—	3,082,284	—	3,082,284
Netherlands	—	3,649,685	—	3,649,685
Spain	—	1,131,454	—	1,131,454
Sweden	—	1,935,662	—	1,935,662
Switzerland	—	4,368,880	—	4,368,880
Taiwan	1,827,488	—	—	1,827,488
United Kingdom	1,276,136	5,011,941	—	6,288,077
United States	57,590,364	—	—	57,590,364
Short-Term Investments	1,417,398	—	—	1,417,398
Total	$69,525,307	$28,308,314	$—	$97,833,621

Annual Report  309

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Global Listed Infrastructure Portfolio
Assets:
Common Stocks*
Australia	$—	$529,191,060	$—	$529,191,060
Canada	318,021,745	—	—	318,021,745
France	—	475,427,955	—	475,427,955
Hong Kong	—	379,678,177	—	379,678,177
Italy	—	1,232,641,166	—	1,232,641,166
Luxembourg	—	139,222,404	—	139,222,404
Portugal	—	74,231,607	—	74,231,607
Spain	59,025,649	182,607,428	—	241,633,077
Switzerland	—	173,733,408	—	173,733,408
United Kingdom	—	1,663,405,698	—	1,663,405,698
United States	2,429,079,167	732,926,723	—	3,162,005,890
Short-Term Investments	279,726,263	—	—	279,726,263
Other Financial Instruments†
Forward Currency Contracts	—	1,234,656	—	1,234,656
Total	$3,085,852,824	$5,584,300,282	$—	$8,670,153,106
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(29,294,449)	$—	$(29,294,449)

310  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Global Strategic Equity Portfolio
Common Stocks*
Australia	$—	$107,582	$—	$107,582
Belgium	—	117,136	—	117,136
Canada	449,772	—	—	449,772
China	156	147,337	—	147,493
Denmark	—	621,139	—	621,139
France	—	183,196	—	183,196
Germany	—	414,620	—	414,620
Hong Kong	—	159,811	—	159,811
India	146,971	—	—	146,971
Ireland	110,956	—	—	110,956
Israel	124,742	248,784	—	373,526
Italy	—	163,299	—	163,299
Japan	—	929,975	—	929,975
Mexico	212,914	—	—	212,914
Netherlands	—	291,736	—	291,736
Portugal	—	129,909	—	129,909
Switzerland	—	118,430	—	118,430
Taiwan	—	307,928	—	307,928
United Kingdom	—	427,219	—	427,219
United States	5,393,566	—	—	5,393,566
Short-Term Investments	108,866	—	—	108,866
Total	$6,547,943	$4,368,101	$—	$10,916,044

Annual Report  311

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
International Equity Advantage Portfolio
Common Stocks*
Australia	$—	$914,831	$—	$914,831
Austria	—	50,442	—	50,442
Brazil	—	46,799	—	46,799
Canada	1,499,345	—	—	1,499,345
Chile	10,174	—	—	10,174
China	329,930	1,354,636	—	1,684,566
Colombia	15,016	—	—	15,016
Denmark	—	804,108	—	804,108
France	—	1,285,768	—	1,285,768
Germany	—	776,464	—	776,464
Greece	—	109,478	—	109,478
Hong Kong	—	350,410	—	350,410
India	781,865	—	—	781,865
Indonesia	130,140	13,532	—	143,672
Ireland	132,654	—	—	132,654
Israel	49,571	—	—	49,571
Italy	—	535,168	—	535,168
Japan	23,187	2,767,355	—	2,790,542
Luxembourg	—	20,880	—	20,880
Mexico	180,415	—	—	180,415
Netherlands	—	679,499	—	679,499
Philippines	—	41,943	—	41,943
Poland	—	78,974	—	78,974
Portugal	—	19,578	—	19,578
Saudi Arabia	—	147,160	—	147,160
Singapore	—	322,479	—	322,479
South Africa	45,477	39,214	—	84,691
South Korea	—	778,744	—	778,744
Spain	—	415,356	—	415,356
Sweden	—	369,707	—	369,707
Switzerland	—	403,406	—	403,406
Taiwan	—	902,634	—	902,634
Thailand	—	87,565	—	87,565
Turkey	31,188	16,703	—	47,891
United Kingdom	60,016	1,548,095	—	1,608,111
United States	—	641,853	—	641,853
Preferred Stocks*
Brazil	—	240,794	—	240,794
Germany	—	333,196	—	333,196
Warrants*	—	—	—	—
Short-Term Investments	8,620	—	—	8,620
Total	$3,297,598	$16,096,771	$—	$19,394,369

312  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
International Equity Portfolio
Common Stocks*
Belgium	$—	$9,675,959	$—	$9,675,959
Canada	32,017,474	—	—	32,017,474
China	7,503,216	36,033,935	—	43,537,151
Denmark	—	9,694,894	—	9,694,894
Finland	—	23,706,376	—	23,706,376
France	—	142,935,396	—	142,935,396
Germany	—	123,074,389	—	123,074,389
Greece	—	10,006,115	—	10,006,115
Hong Kong	—	11,932,011	—	11,932,011
Ireland	22,440,487	—	—	22,440,487
Israel	3,440,008	—	—	3,440,008
Italy	—	9,629,503	—	9,629,503
Japan	—	196,747,641	—	196,747,641
Mexico	13,316,546	—	—	13,316,546
Netherlands	—	45,418,981	—	45,418,981
Singapore	—	12,410,548	—	12,410,548
South Korea	—	15,890,176	—	15,890,176
Spain	—	15,578,041	—	15,578,041
Sweden	—	19,265,429	—	19,265,429
Switzerland	—	28,094,573	—	28,094,573
Taiwan	16,973,944	—	—	16,973,944
United Kingdom	—	183,130,368	—	183,130,368
United States	41,571,650	41,552,491	—	83,124,141
Preferred Stocks*
Brazil	—	14,226,918	—	14,226,918
Germany	—	14,328,939	—	14,328,939
Short-Term Investments	9,310,442	—	—	9,310,442
Total	$146,573,767	$963,332,683	$—	$1,109,906,450

Annual Report  313

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
International Equity Select Portfolio
Common Stocks*
Belgium	$—	$534,522	$—	$534,522
Canada	747,989	—	—	747,989
China	303,609	3,531,437	—	3,835,046
Denmark	—	2,085,468	—	2,085,468
Finland	—	669,052	—	669,052
France	—	6,855,858	—	6,855,858
Germany	—	3,613,937	—	3,613,937
Hong Kong	—	1,042,249	—	1,042,249
India	1,126,416	—	—	1,126,416
Indonesia	565,999	836,597	—	1,402,596
Ireland	1,451,490	—	—	1,451,490
Japan	—	6,966,860	—	6,966,860
Mexico	1,091,070	—	—	1,091,070
Netherlands	—	3,523,859	—	3,523,859
Singapore	—	545,718	—	545,718
Switzerland	—	2,003,497	—	2,003,497
Taiwan	—	1,828,321	—	1,828,321
United Kingdom	—	7,110,318	—	7,110,318
United States	2,315,421	1,592,117	—	3,907,538
Preferred Stocks*
Brazil	—	740,551	—	740,551
Germany	—	495,380	—	495,380
Short-Term Investments	886,429	—	—	886,429
Total	$8,488,423	$43,975,741	$—	$52,464,164

314  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Lazard International Quality Growth Portfolio
Common Stocks*
Australia	$—	$4,067,915	$—	$4,067,915
Canada	18,727,070	—	—	18,727,070
China	—	4,733,929	—	4,733,929
Denmark	—	8,699,421	—	8,699,421
France	—	19,815,264	—	19,815,264
Germany	—	11,909,930	—	11,909,930
Hong Kong	—	3,967,493	—	3,967,493
India	8,055,415	—	—	8,055,415
Israel	6,283,947	—	—	6,283,947
Japan	—	27,668,830	—	27,668,830
Netherlands	—	22,599,182	—	22,599,182
Norway	—	4,993,460	—	4,993,460
South Africa	—	7,009,733	—	7,009,733
Spain	—	6,814,848	—	6,814,848
Sweden	—	11,822,248	—	11,822,248
Switzerland	—	9,546,455	—	9,546,455
Taiwan	8,635,120	2,778,887	—	11,414,007
United Kingdom	—	32,371,901	—	32,371,901
United States	21,437,788	5,756,228	—	27,194,016
Preferred Stocks*
Germany	—	3,010,690	—	3,010,690
Short-Term Investments	6,779,522	—	—	6,779,522
Total	$69,918,862	$187,566,414	$—	$257,485,276

Annual Report  315

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
International Small Cap Equity Portfolio
Common Stocks*
Australia	$—	$732,262	$—	$732,262
Austria	—	294,789	—	294,789
Belgium	—	315,375	—	315,375
Canada	624,493	—	—	624,493
Denmark	—	65,974	—	65,974
Finland	—	149,635	—	149,635
France	—	417,936	—	417,936
Germany	—	1,014,203	—	1,014,203
Greece	—	219,973	—	219,973
Israel	—	84,983	—	84,983
Italy	—	874,997	—	874,997
Japan	—	3,403,041	—	3,403,041
Jersey	—	219,975	—	219,975
Mexico	147,402	—	—	147,402
Netherlands	—	633,710	—	633,710
Norway	—	89,314	—	89,314
Portugal	—	87,113	—	87,113
Spain	—	139,360	—	139,360
Sweden	—	121,844	—	121,844
Switzerland	—	277,259	—	277,259
United Kingdom	—	1,818,889	—	1,818,889
United States	107,000	—	—	107,000
Short-Term Investments	79,798	—	—	79,798
Total	$958,693	$10,960,632	$—	$11,919,325

316  Annual Report

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
International Strategic Equity Portfolio
Common Stocks*
Belgium	$—	$44,185,440	$—	$44,185,440
Canada	198,900,823	—	—	198,900,823
China	35,148,460	18,958,920	—	54,107,380
Denmark	—	416,555,814	—	416,555,814
Finland	—	76,982,460	—	76,982,460
France	—	335,043,818	—	335,043,818
Germany	—	376,829,768	—	376,829,768
Hong Kong	—	57,535,602	—	57,535,602
India	—	51,974,829	—	51,974,829
Ireland	104,530,769	—	—	104,530,769
Israel	11,103,908	89,851,662	—	100,955,570
Italy	—	53,331,784	—	53,331,784
Japan	—	595,717,509	—	595,717,509
Mexico	92,739,940	—	—	92,739,940
Netherlands	—	239,449,053	—	239,449,053
Portugal	—	67,624,216	—	67,624,216
Singapore	—	64,685,324	—	64,685,324
Sweden	—	83,697,307	—	83,697,307
Switzerland	—	89,685,768	—	89,685,768
Taiwan	—	96,477,607	—	96,477,607
United Kingdom	—	625,303,466	—	625,303,466
United States	384,588,023	62,904,635	—	447,492,658
Short-Term Investments	64,496,351	—	—	64,496,351
Total	$891,508,274	$3,446,794,982	$—	$4,338,303,256

Annual Report  317

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Managed Equity Volatility Portfolio
Common Stocks*
Australia	$—	$392,403	$—	$392,403
Austria	—	67,869	—	67,869
Bermuda	45,668	—	—	45,668
Canada	741,064	—	—	741,064
China	—	87,281	—	87,281
Denmark	—	178,942	—	178,942
France	—	275,729	—	275,729
Germany	—	66,524	—	66,524
Hong Kong	—	187,224	—	187,224
Israel	—	44,679	—	44,679
Italy	—	87,596	—	87,596
Japan	—	2,940,034	—	2,940,034
Netherlands	—	82,916	—	82,916
New Zealand	—	105,852	—	105,852
Norway	—	49,574	—	49,574
Singapore	—	136,501	—	136,501
Switzerland	—	172,103	—	172,103
United Kingdom	—	623,937	—	623,937
United States	11,124,087	450,192	—	11,574,279
Short-Term Investments	107,656	—	—	107,656
Warrants*	—	—	—	—
Total	$12,018,475	$5,949,356	$—	$17,967,831
US Equity Concentrated Portfolio
Common Stocks*	$195,734,786	$—	$—	$195,734,786
Short-Term Investments	8,991,911	—	—	8,991,911
Total	$204,726,697	$—	$—	$204,726,697
US Equity Focus Portfolio
Common Stocks*	$87,425,000	$—	$—	$87,425,000
Short-Term Investments	4,475,120	—	—	4,475,120
Total	$91,900,120	$—	$—	$91,900,120
US Small Cap Equity Select Portfolio
Common Stocks*	$38,419,992	$—	$—	$38,419,992
Total	$38,419,992	$—	$—	$38,419,992
US Sustainable Equity Portfolio
Common Stocks*	$11,472,681	$—	$—	$11,472,681
Short-Term Investments	386,412	—	—	386,412
Total	$11,859,093	$—	$—	$11,859,093
US Systematic Small Cap Equity Portfolio
Common Stocks*	$39,687,494	$—	$—	$39,687,494
Rights	—	—	1,401	1,401
Short-Term Investments	423,904	—	—	423,904
Total	$40,111,398	$—	$1,401	$40,112,799

318  Annual Report

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities. When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

10. Derivative Instruments

The Global Listed Infrastructure Portfolio uses forward currency contracts primarily for hedging purposes.

During the year ended December 31, 2023, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts:
Average foreign currency purchased	$188,800,000	#
Average foreign currency sold	$5,814,000,000

#	Represents average monthly notional exposure for the eleven months the derivative instrument was open during the period.

Annual Report  319

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023:

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$1,234,656

Liabilities – Derivative Financial Instruments
Forward currency contracts	Unrealized depreciation on forward currency contracts	$29,294,449

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was:

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$(76,368,195)

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(43,021,873)

320  Annual Report

None of the other presented portfolios traded in derivative instruments during the year ended December 31, 2023.

As of December 31, 2023, the Global Listed Infrastructure Portfolio held derivative instruments that are eligible for offset in its Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolio is presented in the below table, as of December 31, 2023:

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$1,234,656	$—	$1,234,656

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets
BNP Paribas SA	$19,252	$(19,252)	$—	$—
Canadian Imperial Bank of Commerce	94,749	(94,749)	—	—
HSBC Bank USA N.A.	413,611	(413,611)	—	—
Morgan Stanley & Co.	135,907	(135,907)	—	—
Royal Bank of Canada	423,838	(423,838)	—	—
Standard Chartered Bank	2,801	(2,801)	—	—
State Street Bank & Trust Co.	144,498	(144,498)	—	—
Total	$1,234,656	$(1,234,656)	$—	$—

Annual Report  321

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$29,294,449	$—	$29,294,449

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities
Bank of New York Mellon Corp.	$2,208,871	$—	$—	$2,208,871
BNP Paribas SA	3,879,412	(19,252)	—	3,860,160
Canadian Imperial Bank of Commerce	2,218,728	(94,749)	—	2,123,979
Citibank N.A.	3,526,378	—	—	3,526,378
HSBC Bank USA N.A.	4,790,823	(413,611)	—	4,377,212
Morgan Stanley & Co.	1,904,536	(135,907)	—	1,768,629
Royal Bank of Canada	2,059,639	(423,838)	—	1,635,801
Standard Chartered Bank	2,393,113	(2,801)	—	2,390,312
State Street Bank & Trust Co.	6,312,949	(144,498)	—	6,168,451
Total	$29,294,449	$(1,234,656)	$—	$28,059,793

11. Reorganization

At a meeting held on February 24, 2023 the Board approved the reorganization of Emerging Markets Strategic Equity Portfolio into the Emerging Markets Core Equity Portfolio in a tax-free reorganization (the “Reorganization”). The Reorganization was completed on June 22, 2023. The Reorganization was effectuated in order to permit the Lazard Emerging Markets Strategic Portfolio shareholders to continue to invest in equity securities of companies that are economically tied to emerging market countries in a larger combined fund that is anticipated to benefit from certain cost and operational efficiencies.

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The chart below shows a summary of net assets, shares outstanding, net unrealized appreciation/(depreciation), undistributed net investment income and accumulated net realized gains/(losses), before and after the Reorganization.

	Before Reorganization		After Reorganization
	Emerging Markets Strategic Equity Portfolio	Emerging Markets Core Equity Portfolio	Emerging Markets Core Equity Portfolio
Net Assets
Institutional Shares	$42,695,854	$96,288,737	$138,984,591
Open Shares	2,423,804	1,320,769	3,744,573
R6 Shares	—	174,005	174,005
Total	$45,119,658	$97,783,511	$142,903,169
Shares Outstanding*
Institutional Shares	3,944,969	9,842,075	14,206,187
Open Shares	223,363	135,458	384,043
R6 Shares	—	17,761	17,761
Net unrealized appreciation (depreciation)	(3,194,090)	15,320,491	12,126,401

*	A tax-free exchange of 3,944,969 Institutional Shares and 223,363 Open Shares of the Emerging Markets Strategic Equity Portfolio converted to 4,364,112 Institutional Shares and 248,585 Open Shares, respectively, of the Emerging Markets Core Equity Portfolio on June 22, 2023.

Assuming the acquisition of Emerging Markets Strategic Equity Portfolio had been completed on January 1, 2023, the beginning of the annual reporting period, Emerging Markets Core Equity Portfolio’s pro forma results of operations for the year ended December 31, 2023 were as follows:

Net investment income	$2,556,974
Net realized gain/loss and change in unrealized gain/(loss) on investments	$11,780,494
Net increase/(decrease) in net assets resulting from operations	$14,337,468

Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Markets Strategic Equity Portfolio that have been included in Emerging Markets Core Equity Portfolio’s Statement of Operations since June 22, 2023.

Annual Report  323

For financial reporting purposes, assets received and shares issued by Emerging Markets Core Equity Portfolio were recorded at fair value; however, the cost basis of the investments received from Emerging Markets Strategic Equity Portfolio in the amount of $47,710,543, was carried forward to align ongoing reporting of Emerging Markets Core Equity Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Emerging Markets Core Equity Portfolio acquired capital loss carryovers of $50,091,502, of which, $10,709,405 are short-term and $39,382,097 are long-term. These losses are not subject to expiration, but they may be subject to future annual limitations.

12. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

324  Annual Report

The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Developing Markets Equity Portfolio, Lazard Emerging Markets Core Equity Portfolio, Lazard Emerging Markets Equity Advantage Portfolio, Lazard Emerging Markets Equity Portfolio, Lazard Equity Franchise Portfolio, Lazard Global Equity Select Portfolio, Lazard Global Listed Infrastructure Portfolio, Lazard Global Strategic Equity Portfolio, Lazard International Equity Advantage Portfolio, Lazard International Equity Portfolio, Lazard International Equity Select Portfolio, Lazard International Quality Growth Portfolio, Lazard International Small Cap Equity Portfolio, Lazard International Strategic Equity Portfolio, Lazard Managed Equity Volatility Portfolio, Lazard US Equity Concentrated Portfolio, Lazard US Equity Focus Portfolio, Lazard US Small Cap Equity Select Portfolio (formerly known as Lazard US Small-Mid Cap Equity Portfolio), Lazard US Sustainable Equity Portfolio and Lazard US Systematic Small Cap Equity Portfolio (collectively the “Portfolios”):

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of the Portfolios, certain of the funds constituting The Lazard Funds, Inc., including the portfolios of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended (except for Lazard US Sustainable Equity Portfolio and Lazard US Systematic Small Cap Equity Portfolio, the financial highlights for the periods included in the table below), and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Annual Report  325

Portfolio Name	Financial Highlights
Lazard US Sustainable Equity Portfolio	For the years ended December 31, 2023, 2022, 2021, and for the period from June 30, 2020 (commencement of operations) through December 31, 2020
Lazard US Systematic Small Cap Equity Portfolio	For the years ended December 31, 2023, 2022, and for the period from October 29, 2021 (commencement of operations) through December 31, 2021

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of

326  Annual Report

securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

Annual Report  327

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

New York University School of Law, Adjunct Professor (2022 – present)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – 2023)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)
Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

328   Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

Interested Directors(3):

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Vice Chair and Chief Operating Officer (February 2023 – present) Investment Manager, Chief Business Officer (April 2017 – February 2023) and Managing Director (2003 – present)
Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present) Lazard Ltd, Chief Financial Officer (October 2017 – October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2024, 32 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

Annual Report   329

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017) and General Counsel (since April 2017) of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)
Christina Kennedy (1990)	Treasurer (April 2022)	Senior Vice President of the Investment Manager (since January 2023, previously Vice President) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Senior Vice President and Counsel of the Investment Manager (since January 2023, previously Vice President)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager (since February 2011)

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

330   Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2023

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2023:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage
Developing Markets Equity	53.79%
Emerging Markets Core Equity	100.00
Emerging Markets Equity Advantage	57.87
Emerging Markets Equity	74.84
Equity Franchise	39.44
Global Equity Select	100.00
Global Listed Infrastructure	100.00
Global Strategic Equity	100.00
International Equity Advantage	86.41
International Equity	81.95
International Equity Select	100.00
International Quality Growth	100.00
International Small Cap Equity	100.00
International Strategic Equity	100.00
Managed Equity Volatility	100.00
US Equity Concentrated	39.53
US Equity Focus	100.00
US Small Cap Equity Select	100.00
US Sustainable Equity	100.00
US Systematic Small Cap Equity	100.00

Annual Report   331

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage
Developing Markets Equity	0.00%
Emerging Markets Core Equity	0.51
Emerging Markets Equity Advantage	0.21
Emerging Markets Equity	0.00
Equity Franchise	14.80
Global Equity Select	85.02
Global Listed Infrastructure	24.15
Global Strategic Equity	53.45
International Equity Advantage	0.02
International Equity	0.00
International Equity Select	0.00
International Quality Growth	0.00
International Small Cap Equity	0.00
International Strategic Equity	0.00
Managed Equity Volatility	62.66
US Equity Concentrated	39.86
US Equity Focus	100.00
US Small Cap Equity Select	100.00
US Sustainable Equity	98.07
US Systematic Small Cap Equity	100.00

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

332   Annual Report

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit
Developing Markets Equity	$3,523,237	$364,855
Emerging Markets Core Equity	4,084,883	405,699
Emerging Markets Equity Advantage	4,057,507	577,242
Emerging Markets Equity	153,631,312	18,767,145
Equity Franchise	—	—
Global Equity Select	—	—
Global Listed Infrastructure	256,098,972	14,539,888
Global Strategic Equity	137,390	15,274
International Equity Advantage	119,446	13,579
International Equity	33,510,500	1,505,439
International Equity Select	1,409,413	114,485
International Quality Growth	3,389,482	351,343
International Small Cap Equity	—	—
International Strategic Equity	105,437,766	6,899,047
Managed Equity Volatility	—	—
US Equity Concentrated	—	—
US Equity Focus	—	—
US Small Cap Equity Select	—	—
US Sustainable Equity	—	—
US Systematic Small Cap Equity	—	—

Annual Report   333

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains
Developing Markets Equity	$—
Emerging Markets Core Equity	—
Emerging Markets Equity Advantage	—
Emerging Markets Equity	—
Equity Franchise	—
Global Equity Select	1,089,454
Global Listed Infrastructure	—
Global Strategic Equity	—
International Equity Advantage	—
International Equity	11,858,271
International Equity Select	—
International Quality Growth	—
International Small Cap Equity	—
International Strategic Equity	—
Managed Equity Volatility	207,733
US Equity Concentrated	141,678,406
US Equity Focus	206,582
US Small Cap Equity Select	2,977,480
US Sustainable Equity	31,152
US Systematic Small Cap Equity	—

334   Annual Report

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report   335

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS020

Lazard Funds

Annual Report

December 31, 2023

Fixed Income Funds

Lazard US Convertibles Portfolio

Lazard US High Yield Portfolio

Lazard US Short Duration Fixed Income Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
9	Performance Overviews (unaudited)
13	Information About Your Portfolio’s Expenses (unaudited)
15	Portfolio Holdings Presented by Asset Class/Credit Rating (unaudited)
16	Portfolios of Investments
16	Lazard US Convertibles Portfolio
24	Lazard US High Yield Portfolio
34	Lazard US Short Duration Fixed Income Portfolio
36	Notes to Portfolios of Investments
38	Statements of Assets and Liabilities
42	Statements of Operations
44	Statements of Changes in Net Assets
48	Financial Highlights
54	Notes to Financial Statements
80	Report of Independent Registered Public Accounting Firm
82	Board of Directors and Officers Information (unaudited)
85	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or a Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and the Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report. Many states have abandoned property laws that require mutual fund companies to have evidence of contact from shareholders at least every three years. Please log into any investment accounts that you may have or contact the Fund by calling 800-823-6300 to ensure that your account stays active.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2023 saw bloodshed from wars in Europe and the Middle East, ample displays of political complexities in the US, and further advances in the development of machines that can mimic human thinking. For financial markets, however, which endured nearly 4,000 basis points of interest rate hikes since late 2021, the year was defined by one simple question posed to major central banks: What comes next?

Financial markets were a roller coaster in 2023, as investors were forced to constantly adjust their expectations on when key central banks would retreat from their restrictive monetary policy stances out of fear that these positions would tip the global economy into a severe recession. Against this backdrop, the US Federal Reserve (the “Fed”) was front and center in the minds of investors, as it waged its most aggressive rate-hiking campaign in over 40 years. After lifting interest rates seven times in 2022, the world’s most influential central bank did so again four times in 2023, raising borrowing costs to their highest level in 22 years. Data suggesting that domestic inflation was cooling, and that the US economy remained remarkably resilient sparked optimism in the second half of the year that the Fed was done raising interest rates and perhaps would begin lowering them in 2024. While the Fed did, in fact, pass up opportunities to raise interest rates higher in its last three policy meetings of 2023, it also sent mixed signals about the trajectory of its rate-hiking campaign, which triggered spikes in volatility across financial markets.

The Fed was not the only central bank to make news in 2023. In Europe, both the European Central Bank and Bank of England continued to lift interest rates at a furious pace before pausing their inflation-fighting campaigns in the latter part of the year. Meanwhile, in Asia, the Bank of Japan, which kept interest rates ultra-low during the global monetary tightening cycle, began to veer from this path in the closing months of the year amid signs that inflation was accelerating in Japan.

2  Annual Report

After suffering through a dismal 2022, financial markets rebounded in 2023, driven primarily by hopes that inflation had fallen enough for key central banks, particularly the Fed, to begin cutting interest rates next year. Global equity markets, as measured by the MSCI All Country World Index, surged 22.2% in 2023 while global bond markets, as measured by the Bloomberg Global Aggregate Bond Index, gained 5.7%. (Index returns are in US dollar terms.)

The challenging market conditions in 2023 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

MARKET OVERVIEWS

US Fixed Income

After suffering its worst-performing year on record in 2022, the US bond market gained in 2023, as investors speculated about the path ahead for the Federal Reserve’s interest rate policy. In January, the bond market rallied on hopes that a severe worldwide economic recession could be avoided, and that slowing inflation would induce major central banks to slow the pace of their forceful monetary tightening cycles. That optimism faded in subsequent months, however, as the US central bank continued its aggressive rate-hiking campaign and hinted that interest rates could stay elevated for a while. The fallout from these rate hikes was evident in the first half of the year when bond losses contributed to regional bank weakness in the US. The Fed, as expected, kept interest rates steady at a 22-year high following policy meetings in September, November, and December. However, after months of signaling that it was adopting a “higher for longer” interest rate policy stance, the Fed seemed to pivot in November, as data suggested that they had made enough progress on inflation and a “soft landing” for the US economy was likely. As a result, investors cheered near the end of the year when the Fed hinted that its forceful rate-hiking campaign, which incorporated 11 increases since 2022, including four times in 2023, had reached its conclusion and forecast that it could reduce interest rates three times in 2024. After briefly exceeding the psychologically important threshold of 5% in late October, the yield on the benchmark 10-year US Treasury note ended the year exactly where it started, at 3.88%.

U.S. Treasury coupon issuance, which was expected to be very high due a large budget deficit, was targeted to short term Bills instead. The combination of redirected Treasury supply and a seemingly well-timed pivot by the Fed caused rates to rally significantly in November and December. This signal from the Fed was so strong that the Bloomberg Aggregate US Bond Index, which fell 2.8% in the first 10 months of 2023, surged approximately 8.5% to close the year up 5.5%.

4  Annual Report

From a sector perspective, the monetary background led to strong corporate credit performance for the year, highlighted by a hefty excess return relative to US Treasuries of 4.6%. Additionally, the credit curve flattened this year, with long credit spreads compressing 0.2% versus intermediate corporate credit spreads. This compression is seen in excess return differentials between intermediate and long corporate indices where long corporate credit outperformed intermediate corporates by 4.6%.

US Convertibles

Overall, 2023 proved to be a supportive environment for US convertibles, with positive momentum developing in the last two months of the year. A confluence of factors contributed to the constructive backdrop including economic growth proving more resilient than expectations, inflation showing important dis-inflation trends and the US Federal Reserve pivoting away from their hawkish stance. While there was volatility throughout the year, US equities ended higher and credit spreads finished tighter. Given these factors, US convertibles showed important participation in the risk-rally during 2023. In the US convertible bond market, the consumer cyclical and information technology sectors outperformed while the energy and utilities sectors lagged for the year. Volumes of new issuance strongly outpaced 2022 with approximately $53 billion of issuance during the year. Utilities, information technology, and healthcare were the leading issuers from a sector perspective.

US High Yield

US high yield bonds posted positive returns for the year, supported by tighter credit spreads. As the year concluded, intense scrutiny was given to the Fed’s trajectory for cutting interest rates, inflation concerns, and a possible recession over the next twelve months.

The ICE BofA US Cash Pay BB-B Non-Distressed High Yield Index (“Cash Pay Index”) finished the year up 12.22%. The option-adjusted spread (“OAS”) continued to tighten and finished 117 bps tighter at 253 bps in 2023. Lower-quality credit outperformed higher quality with the ICE BofA CCC  & Lower Cash Pay High Yield Index increasing 20.18%, ICE BofA B Cash Pay High Yield Index gaining 13.93%, and the ICE BofA BB Cash Pay High Yield Index rising 11.43%.

Annual Report  5

High yield bond issuance totaled $176.0 billion, which eclipsed last year’s $107.0 billion, but was drastically lower than the record of $449.9 billion set in 2020. Higher interest rates were an impediment for many issuers to tap the primary market. Refinancing (66%) was the leading use of proceeds, followed by acquisition financing (23%), and general corporate purposes (11%).

High yield fund flows were negative, marked by overall outflows of $7.9 billion for the year. However, these outflows were dominated by mutual funds, as exchange traded funds (“ETFs”) had a net yearly inflow of $362 million into ETFs according to JPMorgan.

US Short Duration Fixed Income

Among the set of challenges facing market participants this year, regional bank failures, congressional budget negotiations, inflation uncertainty, and the scramble to achieve direction on monetary policy were critical factors driving market outcomes. Importantly, inflation remains above the Fed’s target level, and this is especially true for sticky inflation components that are less amenable to change.

Despite this set of troubling circumstances, the markets generally proved resilient through the first eight months of the year, with US Treasury rates and credit spreads more-or-less settling into the same range they were in at the outset of the year, with rates modestly higher and credit spreads moderately tighter. September and October were pivotal months as inflation, monetary policy, fiscal policy, debt supply, and technical pressures finally broke the rate range and pushed US Treasury yields significantly higher, with 10-year US Treasury yields touching the 5% level before settling into a lower range. November and December pushed the bond market forcibly in the other direction, with November boasting the highest monthly US Aggregate Bond market return since 1985, with December following suit with a strong 3.83% monthly gain.

In terms of monetary policy, the market is eagerly looking out for the light at the end of the tunnel, while the Fed attempts to manage the markets’ expectations about the work that still needs to be done to tame inflation.

6  Annual Report

PORTFOLIO PERFORMANCE

Lazard US Convertibles Portfolio

For the year ended December 31, 2023, the Lazard US Convertibles Portfolio’s Institutional Shares posted a total return of 10.62%, while Open Shares posted a total return of 10.35%, as compared with the 12.99% return for the ICE BofA US Convertible® Index.

Revenue recovery plays added on a relative basis, led by cruise operators, internet services, and live entertainment on the continuation of strong consumer demand for their services. Selection in growth companies in software and cybersecurity added to performance as moderating interest rate expectations and positive quarterly results supported valuations. Tactical management of duration boosted relative performance. The increase in the Portfolio’s duration during November benefitted absolute and relative performance with the move lower in US rates at the end of the year.

Security selection in US airlines hurt, as overweight exposure to domestically focused airlines underperformed due to higher costs (i.e., labor and fuel) and lower prices stemming from increased competition. Lack of exposure to US Steel detracted from relative performance as this company was targeted by Nippon Steel for acquisition. Security selection in biotechnology cost, as underweight exposure to a few names which outperformed on positive clinical trials and speculation about mergers and acquisitions. Lack of exposure to crypto-currency linked names negatively impacted relative performance. Not owning MicroStrategy hurt, as this company had amassed a large stock of bitcoin during the past few years and benefited from its strong valuation increase during 2023.

Lazard US High Yield Portfolio

For the year ended December 31, 2023, the Lazard US High Yield Portfolio’s Institutional Shares posted a total return of 10.65%, while Open Shares posted a total return of 10.35% and R6 Shares posted a total return of 10.65%, as compared with the 12.22% return for the ICE BofA US Cash Pay BB-B Non-Distressed High Yield Index.

Annual Report  7

Underweight exposure to the financial services and energy sectors detracted from performance. Security selection in the telecommunications sector was a headwind to performance. The Portfolio’s performance suffered from a higher average credit quality profile than the index (BB vs BB-), with an overweight to BBB and BB credits and underweights to B credits.

Overweight exposures to the consumer staples and real estate sectors contributed to relative performance. Overweight exposure to the industrials sector (capital goods) sector also boosted relative performance. Overweight exposure to intermediate duration and security selection in Cinemark and Standard Industries, helped relative performance versus the benchmark.

Lazard US Short Duration Fixed Income Portfolio

For the year ended December 31, 2023, the Lazard US Short Duration Fixed Income Portfolio’s Institutional Shares posted a total return of 4.26%, while Open Shares posted a total return of 3.98%, as compared with the 4.26% return for the ICE BofA 1-3 Year US Treasury® Index.

Overweight exposures to US corporates and asset backed securities, both of which outperformed US Treasuries, contributed to relative performance.

Relative duration positioning detracted.

8  Annual Report

The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares, Open Shares and R6 Shares, and the indices shown below.

Lazard US Convertibles Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Convertibles Portfolio and the ICE BofA US Convertible Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Since Inception	†
Institutional Shares	10.62%	10.62%
Open Shares	10.35%	10.35%
ICE BofA US Convertible Index	12.99%	12.99%

†	The inception date for the Institutional Shares and Open Shares was December 30, 2022.

Annual Report  9

Lazard US High Yield Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US High Yield Portfolio and Cash Pay Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year	Since Inception	†
Institutional Shares	10.65%	4.01%	3.46%	4.03%
Open Shares	10.35%	3.70%	3.18%	3.57%
R6 Shares	10.65%	3.51%	N/A	2.99%
Cash Pay Index	12.22%	5.19%	4.57%	5.94% (Institutional Shares) 5.90% (Open Shares) 4.55% (R6 Shares)
†	The inception date for the Institutional Shares was January 2, 1998, for the Open Shares was February 24, 1998 and for the R6 Shares was November 3, 2016.

10  Annual Report

Lazard US Short Duration Fixed Income Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard US Short Duration Fixed Income Portfolio and the ICE BofAML 1-3 Year US Treasury® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year
Institutional Shares	4.26%	1.28%	0.98%
Open Shares	3.98%	1.06%	0.83%
ICE BofAML 1-3 Year US Treasury Index	4.26%	1.30%	1.05%

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of a Portfolio may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions Inc., the Fund’s transfer agent and dividend disbursing agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and also exclude one-time adjustments related to the receipt of settlement proceeds by the US High Yield Portfolio from a class action lawsuit which impacted the total return of R6 Shares but did not impact that of Institutional or Open; amounts may differ from amounts reported in the financial highlights.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

Annual Report  11

The performance of Institutional Shares, Open Shares and R6 Shares, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The Cash Pay Index is the ICE Bank of America Merrill Lynch (“BofAML”) BB-B US Cash Pay Non-Distressed High Yield® Index. It is constructed to mirror the BB-B non-distressed sector of the public high yield corporate debt market and is a subset of the ICE BofAML High Yield Cash Pay® Index.

The ICE BofA US Convertible Index tracks the performance of convertible securities publicly issued in the United States convertible bond market.

The ICE BofAML 1-3 Year US Treasury Index tracks the performance of the direct sovereign debt of the US government having a maturity of at least one year and less than three years.

12  Annual Report

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2023 through December 31, 2023 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

Annual Report  13

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period* 7/1/23 - 12/31/23	Annualized Expense Ratio During Period 7/1/23 - 12/31/23
US Convertibles
Institutional Shares
Actual	$1,000.00	$1,014.10	$3.81	0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$3.82	0.75%
Open Shares
Actual	$1,000.00	$1,011.80	$5.07	1.00%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.16	$5.09	1.00%

US High Yield
Institutional Shares
Actual	$1,000.00	$1,067.00	$2.87	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%
Open Shares
Actual	$1,000.00	$1,065.50	$4.16	0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$4.08	0.80%
R6 Shares
Actual	$1,000.00	$1,066.90	$2.87	0.55%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,022.43	$2.80	0.55%

US Short Duration Fixed Income
Institutional Shares
Actual	$1,000.00	$1,032.10	$2.05	0.40%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,023.19	$2.04	0.40%
Open Shares
Actual	$1,000.00	$1,030.60	$3.33	0.65%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.93	$3.31	0.65%

*	Expenses are equal to the annualized expense ratio, net of expenses, waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

14  Annual Report

The Lazard Funds, Inc. Portfolio Holdings Presented by

Asset Class/Credit Rating December 31, 2023 (unaudited)

Asset Class/S&P Credit Rating*	Lazard US Convertibles Portfolio	Lazard US High Yield Portfolio	Lazard US Short Duration Fixed Income Portfolio
Fixed Income
AAA	—%	—%	54.7%
A+	—	—	1.4
A	—	—	1.4
A-	1.2	—	5.9
BBB+	1.9	—	9.6
BBB	6.0	0.6	—
BBB-	5.1	3.8	—
BB+	1.1	21.7	—
BB	1.0	25.8	—
BB-	—	18.0	—
B+	—	12.6	—
B	—	8.5	—
B-	—	1.7	—
CC	—	0.3	—
CCC+	—	1.3	—
Not Applicable	81.0	1.0	26.8
Short-Term Investments	2.7	4.7	0.2
Total Investments	100.0%	100.0%	100%

*	Represents percentage of total investments.

Annual Report  15

The Lazard Funds, Inc. Portfolios of Investments

December 31, 2023

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio

Convertible Corporate Bonds | 90.3%

Automobiles | 3.8%
Ford Motor Co., 0.000%, 03/15/26	$178	$178,000
Rivian Automotive, Inc., 4.625%, 03/15/29	127	178,943
		356,943

Biotechnology | 8.1%
Alnylam Pharmaceuticals, Inc., 1.000%, 09/15/27	56	55,478
BioMarin Pharmaceutical, Inc., 0.599%, 08/01/24	137	135,369
Bridgebio Pharma, Inc., 2.500%, 03/15/27	76	91,998
Exact Sciences Corp., 0.375%, 03/01/28	207	194,580
Halozyme Therapeutics, Inc., 0.250%, 03/01/27	108	93,895
Ionis Pharmaceuticals, Inc., 0.000%, 04/01/26	100	105,700
Sarepta Therapeutics, Inc., 1.250%, 09/15/27	73	74,234
		751,254

Broadline Retail | 1.1%
Etsy, Inc., 0.125%, 10/01/26	85	98,133

Commercial Services & Supplies | 0.7%
Sabre GLBL, Inc., 4.000%, 04/15/25	70	69,041

The accompanying notes are an integral part of these financial statements.

16  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Communications Equipment | 1.0%
Lumentum Holdings, Inc., 0.500%, 06/15/28	$123	$97,404

Construction & Engineering | 1.0%
Fluor Corp., 1.125%, 08/15/29	89	97,121

Consumer Staples Distribution & Retail | 0.5%
Chefs’ Warehouse, Inc., 2.375%, 12/15/28	50	47,711

Diversified REITs | 1.0%
Welltower OP LLC, 2.750%, 05/15/28	83	92,180

Electric Utilities | 2.3%
Alliant Energy Corp., 3.875%, 03/15/26	84	83,790
Southern Co., 3.875%, 12/15/25	128	128,704
		212,494

Electrical Equipment | 0.4%
Array Technologies, Inc., 1.000%, 12/01/28	36	35,541

Entertainment | 2.7%
Cinemark Holdings, Inc., 4.500%, 08/15/25	21	25,475
Live Nation Entertainment, Inc., 2.000%, 02/15/25	212	224,063
		249,538

Ground Transportation | 2.1%
Uber Technologies, Inc., 0.000%, 12/15/25	192	196,197

The accompanying notes are an integral part of these financial statements.

Annual Report  17

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Health Care Equipment & Supplies | 5.4%
CONMED Corp., 2.250%, 06/15/27	$46	$46,202
Dexcom, Inc., 0.250%, 11/15/25	260	272,740
Insulet Corp., 0.375%, 09/01/26	85	98,090
Integra LifeSciences Holdings Corp., 0.500%, 08/15/25	91	85,904
		502,936

Health Care Providers & Services | 1.1%
Guardant Health, Inc., 0.000%, 11/15/27	143	100,815

Health Care Technology | 1.7%
Teladoc Health, Inc., 1.250%, 06/01/27	188	155,457

Hotels, Restaurants & Leisure | 6.6%
Airbnb, Inc., 0.000%, 03/15/26	59	53,135
Booking Holdings, Inc., 0.750%, 05/01/25	62	117,106
Carnival Corp., 5.750%, 10/01/24	45	85,725
Marriott Vacations Worldwide Corp., 0.000%, 01/15/26	103	90,949
NCL Corp. Ltd., 5.375%, 08/01/25	72	92,736
Pebblebrook Hotel Trust, 1.750%, 12/15/26	90	80,604
Vail Resorts, Inc., 0.000%, 01/01/26	103	92,121
		612,376

The accompanying notes are an integral part of these financial statements.

18  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Independent Power & Renewable Electricity Producers | 0.7%
NextEra Energy Partners LP, 0.000%, 11/15/25	$74	$65,009

Interactive Media & Services | 5.1%
Match Group Financeco 3, Inc., 2.000%, 01/15/30	250	218,275
Snap, Inc., 0.750%, 08/01/26	136	145,078
Ziff Davis, Inc., 1.750%, 11/01/26	120	114,000
		477,353

IT Services | 7.7%
Akamai Technologies, Inc., 0.375%, 09/01/27	151	168,893
Block, Inc., 0.125%, 03/01/25	171	167,905
Cloudflare, Inc., 0.000%, 08/15/26	169	152,396
MongoDB, Inc., 0.250%, 01/15/26	73	144,449
Okta, Inc., 0.125%, 09/01/25	84	77,742
		711,385

Leisure Products | 2.0%
Royal Caribbean Cruises Ltd., 6.000%, 08/15/25	71	189,357

Machinery | 0.9%
Middleby Corp., 1.000%, 09/01/25	66	80,718

The accompanying notes are an integral part of these financial statements.

Annual Report  19

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Media | 4.3%
Cable One, Inc., 1.125%, 03/15/28	$117	$89,213
Liberty Broadband Corp., 3.125%, 03/31/53	135	134,068
Liberty Media Corp., 3.750%, 03/15/28	88	105,468
Liberty Media Corp., 2.250%, 08/15/27	67	68,302
		397,051

Multi-Utilities | 1.4%
CMS Energy Corp., 3.375%, 05/01/28	130	129,220

Oil, Gas & Consumable Fuels | 3.2%
EQT Corp., 1.750%, 05/01/26	41	109,035
Pioneer Natural Resources Co., 0.250%, 05/15/25	77	187,495
		296,530

Passenger Airlines | 3.1%
American Airlines Group, Inc., 6.500%, 07/01/25	12	13,350
JetBlue Airways Corp., 0.500%, 04/01/26	149	108,024
Southwest Airlines Co., 1.250%, 05/01/25	164	166,337
		287,711

Real Estate Management & Development | 1.1%
Zillow Group, Inc., 1.375%, 09/01/26	74	101,602

The accompanying notes are an integral part of these financial statements.

20  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Semiconductors & Semiconductor Equipment | 7.2%
Enphase Energy, Inc., 0.000%, 03/01/26	$151	$138,316
Microchip Technology, Inc., 0.125%, 11/15/24	132	144,870
ON Semiconductor Corp., 0.500%, 03/01/29	172	183,610
Wolfspeed, Inc., 0.250%, 02/15/28	305	206,942
		673,738

Software | 10.8%
Bill Holdings, Inc., 0.000%, 12/01/25	98	92,414
Five9, Inc., 0.500%, 06/01/25	109	104,422
HubSpot, Inc., 0.375%, 06/01/25	46	95,473
Nutanix, Inc., 0.250%, 10/01/27	70	73,150
Palo Alto Networks, Inc., 0.375%, 06/01/25	105	311,640
Tyler Technologies, Inc., 0.250%, 03/15/26	80	81,080
Workiva, Inc., 1.250%, 08/15/28	66	66,891
Zscaler, Inc., 0.125%, 07/01/25	117	177,898
		1,002,968

Specialty Retail | 1.3%
Wayfair, Inc., 3.250%, 09/15/27	96	118,685

The accompanying notes are an integral part of these financial statements.

Annual Report  21

Description	Principal Amount (000)	Fair Value

Lazard US Convertibles Portfolio (continued)

Technology Hardware, Storage & Peripherals | 2.0%
Seagate HDD Cayman, 3.500%, 06/01/28	$153	$185,359

Total Convertible Corporate Bonds (Cost $7,823,586)		8,391,827

Description	Shares	Fair Value

Preferred Stocks | 7.7%

Banks | 3.6%
Bank of America Corp., Series L	193	$232,619
Wells Fargo & Co., Series L	83	99,237
		331,856

Electric Utilities | 0.8%
NextEra Energy, Inc.	2,012	76,697

Financial Services | 1.8%
AMG Capital Trust II	1,426	71,115
Apollo Global Management, Inc.	1,700	95,863
		166,978

Independent Power & Renewable Electricity Producers | 1.0%
AES Corp., Series A	1,211	92,133

Machinery | 0.5%
Chart Industries, Inc., Series B	880	48,910

Total Preferred Stocks (Cost $763,194)		716,574

The accompanying notes are an integral part of these financial statements.

22  Annual Report

Description	Shares	Fair Value

Lazard US Convertibles Portfolio (concluded)

Short-Term Investments | 2.8%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $255,621)	255,621	$255,621

Total Investments | 100.8% (Cost $8,842,401)		$9,364,022

Liabilities in Excess of Cash and Other Assets | (0.8)%		(77,842)

Net Assets | 100.0%		$9,286,180

Futures Contracts open at December 31, 2023:

Financial Futures	Number of Contracts	Notional Amount	Expiration Date	Notional Cost	Fair Value	Unrealized Appreciation

CBOT 5 Year U.S. Treasury Notes	4	$400,000	03/28/2024	$424,287	$435,094	$10,807

The accompanying notes are an integral part of these financial statements.

Annual Report  23

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio

Corporate Bonds | 94.0%

Aerospace & Defense | 1.6%
Bombardier, Inc., 7.125%, 06/15/26 (#)	$1,250	$1,244,164
TransDigm, Inc.:
6.750%, 08/15/28 (#)	1,000	1,023,082
4.625%, 01/15/29	500	469,437
		2,736,683

Automobile Components | 0.9%
Goodyear Tire & Rubber Co.:
5.000%, 05/31/26	250	246,099
5.250%, 07/15/31	1,500	1,361,025
		1,607,124

Automobiles | 0.5%
Jaguar Land Rover Automotive PLC, 4.500%, 10/01/27 (#)	1,000	943,446

Building Products | 2.0%
Builders FirstSource, Inc., 4.250%, 02/01/32 (#)	2,000	1,803,961
Griffon Corp., 5.750%, 03/01/28	1,750	1,719,497
		3,523,458

Chemicals | 3.9%
Ashland, Inc., 3.375%, 09/01/31 (#)	1,500	1,292,877
Methanex Corp., 5.125%, 10/15/27	1,750	1,709,577
NOVA Chemicals Corp., 4.250%, 05/15/29 (#)	1,750	1,473,458
Valvoline, Inc., 3.625%, 06/15/31 (#)	1,500	1,280,115

The accompanying notes are an integral part of these financial statements.

24  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

W. R. Grace Holdings LLC, 4.875%, 06/15/27 (#)	$1,000	$962,101
		6,718,128

Commercial Services & Supplies | 3.0%
ADT Security Corp., 4.125%, 08/01/29 (#)	250	230,063
Clean Harbors, Inc., 4.875%, 07/15/27 (#)	2,000	1,959,784
GFL Environmental, Inc., 3.500%, 09/01/28 (#)	1,750	1,617,106
Prime Security Services Borrower LLC, 3.375%, 08/31/27 (#)	1,500	1,390,793
		5,197,746

Construction Materials | 1.0%
James Hardie International Finance DAC, 5.000%, 01/15/28 (#)	1,760	1,702,508

Consumer Finance | 1.1%
Ford Motor Credit Co. LLC:
2.700%, 08/10/26	1,000	926,188
4.125%, 08/17/27	1,000	946,683
		1,872,871

Consumer Staples Distribution & Retail | 2.8%
Albertsons Cos., Inc., 3.500%, 03/15/29 (#)	2,000	1,815,964
Performance Food Group, Inc., 4.250%, 08/01/29 (#)	1,800	1,650,947
U.S. Foods, Inc., 4.625%, 06/01/30 (#)	1,500	1,397,942
		4,864,853

Containers & Packaging | 4.8%
Ardagh Metal Packaging Finance USA LLC, 4.000%, 09/01/29 (#)	1,200	1,015,772

The accompanying notes are an integral part of these financial statements.

Annual Report  25

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

Ardagh Packaging Finance PLC, 4.125%, 08/15/26 (#)	$1,200	$1,095,000
Ball Corp., 2.875%, 08/15/30	2,000	1,715,970
Graphic Packaging International LLC, 3.500%, 03/15/28 (#)	1,600	1,484,653
Sealed Air Corp./Sealed Air Corp. U.S., 6.125%, 02/01/28 (#)	1,000	1,008,612
Silgan Holdings, Inc., 4.125%, 02/01/28	1,996	1,906,254
		8,226,261

Diversified Consumer Services | 1.1%
Service Corp. International, 4.625%, 12/15/27	2,000	1,935,000

Diversified REITs | 4.3%
HAT Holdings I LLC, 3.375%, 06/15/26 (#)	1,500	1,409,803
Iron Mountain, Inc.:
4.875%, 09/15/29 (#)	500	473,542
4.500%, 02/15/31 (#)	1,250	1,131,897
Park Intermediate Holdings LLC, 4.875%, 05/15/29 (#)	1,500	1,388,454
RHP Hotel Properties LP, 4.500%, 02/15/29 (#)	1,750	1,627,571
SBA Communications Corp., 3.125%, 02/01/29	1,500	1,347,745
		7,379,012

Diversified Telecommunication Services | 2.8%
Connect Finco Sarl, 6.750%, 10/01/26 (#)	1,500	1,486,875
Frontier Communications Holdings LLC, 8.750%, 05/15/30 (#)	1,500	1,543,063
Hughes Satellite Systems Corp., 5.250%, 08/01/26	2,091	1,840,024
		4,869,962

The accompanying notes are an integral part of these financial statements.

26  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

Electric Utilities | 0.7%
NRG Energy, Inc., 3.625%, 02/15/31 (#)	$1,500	$1,288,768

Electrical Equipment | 1.5%
Sensata Technologies, Inc.:
4.375%, 02/15/30 (#)	1,100	1,020,209
3.750%, 02/15/31 (#)	250	220,183
Vistra Operations Co. LLC, 4.375%, 05/01/29 (#)	1,500	1,400,263
		2,640,655

Entertainment | 1.1%
Cinemark USA, Inc., 5.250%, 07/15/28 (#)	1,500	1,376,107
Live Nation Entertainment, Inc., 3.750%, 01/15/28 (#)	500	466,296
		1,842,403

Financial Services | 0.9%
Suburban Propane Partners LP, 5.000%, 06/01/31 (#)	1,750	1,586,526

Food Products | 4.4%
B&G Foods, Inc., 5.250%, 04/01/25	526	517,928
Darling Ingredients, Inc., 6.000%, 06/15/30 (#)	2,000	2,001,480
Lamb Weston Holdings, Inc., 4.125%, 01/31/30 (#)	2,000	1,843,861
Post Holdings, Inc., 4.500%, 09/15/31 (#)	2,000	1,792,293
TreeHouse Foods, Inc., 4.000%, 09/01/28	1,750	1,549,090
		7,704,652

The accompanying notes are an integral part of these financial statements.

Annual Report  27

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

Health Care Equipment & Supplies | 2.7%
Avantor Funding, Inc., 3.875%, 11/01/29 (#)	$1,500	$1,362,176
Hologic, Inc., 4.625%, 02/01/28 (#)	2,000	1,919,824
Medline Borrower LP, 3.875%, 04/01/29 (#)	1,500	1,356,217
		4,638,217

Health Care Providers & Services | 3.9%
Encompass Health Corp., 4.625%, 04/01/31	1,849	1,701,419
Legacy LifePoint Health LLC, 4.375%, 02/15/27 (#)	1,250	1,154,049
Molina Healthcare, Inc., 3.875%, 05/15/32 (#)	1,750	1,529,087
Tenet Healthcare Corp.:
4.875%, 01/01/26	1,000	988,732
4.375%, 01/15/30	1,500	1,390,109
		6,763,396

Hotels, Restaurants & Leisure | 8.0%
1011778 BC ULC, 3.875%, 01/15/28 (#)	2,100	1,983,919
Boyd Gaming Corp.:
4.750%, 12/01/27	850	817,786
4.750%, 06/15/31 (#)	1,250	1,147,280
Carnival Corp., 7.625%, 03/01/26 (#)	1,500	1,527,121
Cedar Fair LP, 5.375%, 04/15/27	1,550	1,516,520
Hilton Domestic Operating Co., Inc., 3.625%, 02/15/32 (#)	2,000	1,745,418
International Game Technology PLC, 4.125%, 04/15/26 (#)	1,500	1,457,895
MGM Resorts International, 4.625%, 09/01/26	800	780,732

The accompanying notes are an integral part of these financial statements.

28  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

Station Casinos LLC, 4.625%, 12/01/31 (#)	$1,750	$1,577,930
Travel & Leisure Co., 4.500%, 12/01/29 (#)	1,500	1,343,377
		13,897,978

Household Durables | 0.9%
Tempur Sealy International, Inc., 4.000%, 04/15/29 (#)	1,750	1,580,584

Household Products | 0.6%
Energizer Holdings, Inc., 4.750%, 06/15/28 (#)	1,200	1,109,373

Independent Power & Renewable Electricity Producers | 1.8%
Calpine Corp., 4.500%, 02/15/28 (#)	1,500	1,426,725
NextEra Energy Operating Partners LP, 4.500%, 09/15/27 (#)	1,750	1,684,407
		3,111,132

Interactive Media & Services | 0.8%
Ziff Davis, Inc., 4.625%, 10/15/30 (#)	1,500	1,376,145

Machinery | 5.1%
Allison Transmission, Inc., 4.750%, 10/01/27 (#)	1,795	1,734,450
Amsted Industries, Inc.:
5.625%, 07/01/27 (#)	750	747,314
4.625%, 05/15/30 (#)	1,000	915,220
Mueller Water Products, Inc., 4.000%, 06/15/29 (#)	2,000	1,821,998
Terex Corp., 5.000%, 05/15/29 (#)	2,000	1,885,000
Vertiv Group Corp., 4.125%, 11/15/28 (#)	1,750	1,641,884
		8,745,866

The accompanying notes are an integral part of these financial statements.

Annual Report  29

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

Media | 9.6%
CCO Holdings LLC:
5.125%, 05/01/27 (#)	$500	$483,085
4.750%, 03/01/30 (#)	1,500	1,370,647
Lamar Media Corp., 3.625%, 01/15/31	1,500	1,332,750
Nexstar Media, Inc., 5.625%, 07/15/27 (#)	1,500	1,450,426
Outfront Media Capital LLC, 5.000%, 08/15/27 (#)	2,300	2,223,173
Scripps Escrow II, Inc., 3.875%, 01/15/29 (#)	1,500	1,326,645
Sinclair Television Group, Inc., 5.125%, 02/15/27 (#)	1,750	1,561,875
Sirius XM Radio, Inc.:
5.000%, 08/01/27 (#)	1,750	1,690,489
3.875%, 09/01/31 (#)	1,000	855,486
TEGNA, Inc., 5.000%, 09/15/29	1,750	1,603,368
Univision Communications, Inc., 5.125%, 02/15/25 (#)	461	459,294
Videotron Ltd., 5.125%, 04/15/27 (#)	500	492,500
Virgin Media Secured Finance PLC, 4.500%, 08/15/30 (#)	2,000	1,780,600
		16,630,338

Metals & Mining | 1.8%
FMG Resources August 2006 Pty. Ltd., 4.500%, 09/15/27 (#)	1,750	1,681,372
Novelis Corp., 4.750%, 01/30/30 (#)	1,500	1,410,673
		3,092,045

Mortgage REITs | 1.0%
Starwood Property Trust, Inc., 3.625%, 07/15/26 (#)	1,743	1,651,109

The accompanying notes are an integral part of these financial statements.

30  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

Oil, Gas & Consumable Fuels | 8.0%
Buckeye Partners LP, 4.500%, 03/01/28 (#)	$1,500	$1,413,261
DT Midstream, Inc., 4.375%, 06/15/31 (#)	1,350	1,217,746
Hess Midstream Operations LP, 4.250%, 02/15/30 (#)	1,850	1,702,000
HF Sinclair Corp., 5.000%, 02/01/28 (#)	2,000	1,939,611
Range Resources Corp., 4.750%, 02/15/30 (#)	1,750	1,617,682
Southwestern Energy Co.:
5.700%, 01/23/25	1,800	1,792,831
4.750%, 02/01/32	250	231,303
Sunoco LP/Sunoco Finance Corp., 4.500%, 04/30/30	2,000	1,851,625
Tallgrass Energy Partners LP, 5.500%, 01/15/28 (#)	1,250	1,181,261
Transocean, Inc., 8.750%, 02/15/30 (#)	950	992,522
		13,939,842

Paper & Forest Products | 0.4%
Smurfit Kappa Treasury Funding DAC, 7.500%, 11/20/25	750	769,551

Passenger Airlines | 0.6%
United Airlines Pass-Through Trust, Series 2012-1, Class A, 4.150%, 10/11/25	966	961,991

Software | 1.1%
Clarivate Science Holdings Corp., 3.875%, 07/01/28 (#)	1,200	1,131,473
NCR Voyix Corp., 5.125%, 04/15/29 (#)	750	712,951
		1,844,424

The accompanying notes are an integral part of these financial statements.

Annual Report  31

Description	Principal Amount (000)	Fair Value

Lazard US High Yield Portfolio (continued)

Specialty Retail | 3.0%
Asbury Automotive Group, Inc.:
4.500%, 03/01/28	$987	$937,403
5.000%, 02/15/32 (#)	750	681,602
Fertitta Entertainment LLC:
4.625%, 01/15/29 (#)	500	453,685
6.750%, 01/15/30 (#)	750	658,502
Group 1 Automotive, Inc., 4.000%, 08/15/28 (#)	1,000	927,367
Penske Automotive Group, Inc., 3.750%, 06/15/29	1,750	1,556,686
		5,215,245

Technology Hardware, Storage & Peripherals | 2.2%
Seagate HDD Cayman, 4.091%, 06/01/29	2,083	1,924,692
Western Digital Corp., 4.750%, 02/15/26	2,000	1,962,037
		3,886,729

Trading Companies & Distributors | 4.1%
American Builders & Contractors Supply Co., Inc., 4.000%, 01/15/28 (#)	1,100	1,040,905
Avis Budget Car Rental LLC, 5.750%, 07/15/27 (#)	2,000	1,939,249
Herc Holdings, Inc., 5.500%, 07/15/27 (#)	2,000	1,974,634
Standard Industries, Inc., 3.375%, 01/15/31 (#)	2,000	1,720,541
United Rentals North America, Inc., 5.500%, 05/15/27	500	501,104
		7,176,433

Total Corporate Bonds (Cost $173,145,386)		163,030,454

The accompanying notes are an integral part of these financial statements.

32  Annual Report

Description	Shares	Fair Value

Lazard US High Yield Portfolio (concluded)

Short-Term Investments | 4.7%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $8,084,741)	8,084,741	$8,084,741

Total Investments | 98.7% (Cost $181,230,127)		$171,115,195

Cash and Other Assets in Excess of Liabilities | 1.3%		2,223,604

Net Assets | 100.0%		$173,338,799

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio

Asset-Backed Securities | 7.4%

Financial Services | 5.1%
AMSR Trust, Series 2020-SFR4, Class A, 1.355%, 11/17/37 (#)	$750	$697,275
CF Hippolyta Issuer LLC, Series 2021-1A, Class A1, 1.530%, 03/15/61 (#)	471	421,187
New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/61 (#)	500	437,545
		1,556,007

Real Estate Management & Development | 2.3%
Progress Residential Trust, Series 2020-SFR3, Class A, 1.294%, 10/17/27 (#)	744	691,679

Total Asset-Backed Securities (Cost $2,205,664)		2,247,686

Corporate Bonds | 15.4%

Automobiles | 2.7%
American Honda Finance Corp., 5.250%, 07/07/26	800	815,216

Banks | 9.5%
Citigroup, Inc., 2.014% (SOFR + 0.694%), 01/25/26 (§)	1,075	1,032,982
Goldman Sachs Group, Inc., 3.500%, 04/01/25	900	879,531
JPMorgan Chase & Co., 2.301% (SOFR + 1.160%), 10/15/25 (§)	1,000	974,423
		2,886,936

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Description	Principal Amount (000)	Fair Value

Lazard US Short Duration Fixed Income Portfolio (concluded)

Consumer Finance | 3.2%
American Express Co., 2.500%, 07/30/24	$1,000	$982,366

Total Corporate Bonds (Cost $4,671,377)		4,684,518

Mortgage-Backed Securities | 2.1%
Federal Home Loan Mortgage Corp. 4.250%, 08/14/26 (Cost $640,412)	650	640,967

U.S. Treasury Securities | 74.5%
U.S. Treasury Notes:
5.000%, 10/31/25	5,760	5,825,700
4.250%, 12/31/25	6,085	6,083,812
2.375%, 04/30/26	4,845	4,656,310
4.375%, 12/15/26	6,015	6,073,740

Total U.S. Treasury Securities (Cost $22,496,232)		22,639,562

Description	Shares	Fair Value

Short-Term Investments | 0.2%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $54,129)	54,129	$54,129

Total Investments | 99.6% (Cost $30,067,814)		$30,266,862

Cash and Other Assets in Excess of Liabilities | 0.4%		114,982
Net Assets | 100.0%		$30,381,844

The accompanying notes are an integral part of these financial statements.

Annual Report  35

The Lazard Funds, Inc. Notes to Portfolios of Investments
December 31, 2023

(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers”. At December 31, 2023, these securities amounted to the percentage of net assets for each Portfolio as follows:

Portfolio	Percentage of Net Assets

US High Yield	70.5%
US Short Duration Fixed Income	7.4%

(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2023.

Security Abbreviations:

REITs	— Real Estate Investment Trusts
SOFR	— Secured Overnight Financing Rate

The accompanying notes are an integral part of these financial statements.

36  Annual Report

[This page intentionally left blank]

Annual Report  37

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2023	Lazard US Convertibles Portfolio	Lazard US High Yield Portfolio
ASSETS
Investments in securities, at fair value	$9,364,022	$171,115,195
Receivables for:
Dividends and interest	30,118	2,403,010
Capital stock sold	—	1,404
Investments sold	62,667	—
Cash collateral pledged for futures contracts	5,600	—
Amount due from Investment Manager (Note 3)	37,281	—
Variation margin on open futures contracts	338	—
Total assets	9,500,026	173,519,609

LIABILITIES
Payables for:
Management fees	—	54,486
Accrued professional services	45,835	28,808
Accrued custodian fees	6,143	12,364
Accrued shareholders’ reports	1,179	12,277
Accrued distribution fees	35	479
Accrued directors’ fees	—	127
Capital stock redeemed	—	53,180
Distributions to shareholders	—	8,944
Investments purchased	152,503	—
Other accrued expenses and payables	8,151	10,145
Total liabilities	213,846	180,810
Net assets	$9,286,180	$173,338,799

NET ASSETS
Paid in capital	$8,807,899	$206,949,304
Distributable earnings (Accumulated loss)	478,281	(33,610,505)
Net assets	$9,286,180	$173,338,799

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Lazard US Short Duration Fixed Income Portfolio

$30,266,862

147,795
—
12,175,635
—
32,199
—
42,622,491

—
25,827
5,230
3,860
—
68
27,147
—
12,173,549
4,966
12,240,647
$30,381,844

$33,327,440
(2,945,596)
$30,381,844

Annual Report  39

December 31, 2023	Lazard US Convertibles Portfolio	Lazard US High Yield Portfolio
Institutional Shares
Net assets	$9,108,214	$170,290,004
Shares of capital stock outstanding*	855,258	9,501,245
Net asset value, offering and redemption price per share	$10.65	$17.92

Open Shares
Net assets	$177,966	$3,037,709
Shares of capital stock outstanding*	16,707	168,715
Net asset value, offering and redemption price per share	$10.65	$18.00

R6 Shares
Net assets	—	$11,086
Shares of capital stock outstanding*	—	617	†
Net asset value, offering and redemption price per share*	—	$17.98

Cost of investments in securities	$8,842,401	$181,230,127

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
†	Shares value is rounded for presentation purposes.

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Lazard US Short Duration Fixed Income Portfolio

$30,361,938
3,192,502

$9.51

$19,906
2,091

$9.52

—
—

—

$30,067,814

Annual Report  41

The Lazard Funds, Inc. Statements of Operations

For the Year Ended December 31, 2023	Lazard US Convertibles Portfolio	Lazard US High Yield Portfolio
Investment Income (Loss)
Income
Interest	$214,502	$10,122,334
Dividends	52,754	286,497
Total investment income	267,256	10,408,831
Expenses
Management fees (Note 3)	48,530	1,155,504
Custodian fees	36,139	100,941
Professional services	90,405	65,245
Administration fees	26,455	43,548
Shareholders’ reports	10,311	29,561
Registration fees	26,949	27,676
Shareholders’ services	5,949	24,297
Directors’ fees and expenses	5,446	20,154
Distribution fees (Open Shares)	392	7,445
Amortization of offering costs (Note 2(i))	121,284	—
Organization expenses (Note 2(i))	3,830	—
Other	2,149	10,494
Total gross expenses	377,839	1,484,865
Management fees waived and expenses reimbursed	(316,699)	(320,400)
Total net expenses	61,140	1,164,465
Net investment income (loss)	206,116	9,244,366
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	76,025	(9,406,959)
Futures contracts	6,678	—
Total net realized gain (loss)	82,703	(9,406,959)
Net change in unrealized appreciation (depreciation) on:
Investments	501,424	18,383,423
Futures contracts	10,807	—
Total net change in unrealized appreciation (depreciation)	512,231	18,383,423
Net realized and unrealized gain (loss)	594,934	8,976,464
Net increase (decrease) in net assets resulting from operations	$801,050	$18,220,830

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Lazard US Short Duration Fixed Income Portfolio

$1,587,142
—
1,587,142

107,698
32,637
49,219
22,671
13,540
36,832
12,834
8,493
45
—
—
6,366
290,335
(117,770)
172,565
1,414,577

(1,260,686)
—
(1,260,686)

1,463,926
—
1,463,926
203,240

$1,617,817

Annual Report  43

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard US Convertibles Portfolio
	Year Ended December 31, 2023	Period Ended December 31, 2022 (a)
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$206,116	$(207)
Net realized gain (loss)	82,703	—
Net change in unrealized appreciation (depreciation)	512,231	20,197
Net increase (decrease) in net assets resulting from operations	801,050	19,990

Distributions to shareholders (Note 2(h))
Net investment income and net realized gains
Institutional Shares	(336,860)	—
Open Shares	(6,106)	—
R6 Shares	—	—
Net decrease in net assets resulting from distributions	(342,966)	—

Capital stock transactions
Net proceeds from sales
Institutional Shares	3,461,876	4,900,000
Open Shares	66,678	100,000
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	336,860	—
Open Shares	6,106	—
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(60,050)	—
Open Shares	(3,364)	—
Net increase (decrease) in net assets from capital stock transactions	3,808,106	5,000,000
Total increase (decrease) in net assets	4,266,190	5,019,990
Net assets at beginning of period	5,019,990	—
Net assets at end of period	$9,286,180	$5,019,990

(a)	The Portfolio commenced operations on December 30, 2022.

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Lazard US High Yield Portfolio		Lazard US Short Duration Fixed Income Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$9,244,366	$10,552,279	$1,414,577	$874,532
(9,406,959)	(5,353,386)	(1,260,686)	(1,716,118)
18,383,423	(34,694,517)	1,463,926	(1,143,722)

18,220,830	(29,495,624)	1,617,817	(1,985,308)

(9,199,641)	(10,508,568)	(1,411,919)	(876,024)
(125,017)	(122,060)	(577)	(180)
(398)	(48)	—	—

(9,325,056)	(10,630,676)	(1,412,496)	(876,204)

26,230,303	22,312,710	656,347	1,477,636
980,467	2,265,403	3,353	3,020
9,000	—	—	—

9,100,919	10,233,107	1,377,893	834,132
107,031	105,656	577	179
398	48	—	—

(96,653,345)	(69,521,576)	(30,451,361)	(20,124,194)
(1,151,214)	(2,392,556)	(789)	(8,361)

(61,376,441)	(36,997,208)	(28,413,980)	(17,817,588)
(52,480,667)	(77,123,508)	(28,208,659)	(20,679,100)
225,819,466	302,942,974	58,590,503	79,269,603
$173,338,799	$225,819,466	$30,381,844	$58,590,503

Annual Report  45

	Lazard US Convertibles Portfolio
	Year Ended December 31, 2023	Period Ended December 31, 2022 (a)

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	490,000	—
Shares sold	339,175	490,000
Shares issued to shareholders from reinvestment of distributions	31,885	—
Shares redeemed	(5,802)	—
Net increase (decrease)	365,258	490,000
Shares outstanding at end of period	855,258	490,000

Open Shares
Shares outstanding at beginning of period	10,000	—
Shares sold	6,445	10,000
Shares issued to shareholders from reinvestment of distributions	577	—
Shares redeemed	(315)	—
Net increase (decrease)	6,707	10,000
Shares outstanding at end of period	16,707	10,000

R6 Shares
Shares outstanding at beginning of period	—	—
Shares sold	—	—
Shares issued to shareholders from reinvestment of distributions	—	—
Net increase (decrease)	—	—
Shares outstanding at end of period	—	—

(a)	The Portfolio commenced operations on December 30, 2022.

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Lazard US High Yield Portfolio		Lazard US Short Duration Fixed Income Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

13,164,575	15,258,202	6,203,400	8,058,991
1,527,640	1,268,115	69,565	152,656

528,878	581,324	145,976	87,541
(5,719,848)	(3,943,066)	(3,226,439)	(2,095,788)
(3,663,330)	(2,093,627)	(3,010,898)	(1,855,591)
9,501,245	13,164,575	3,192,502	6,203,400

172,536	173,575	1,757	2,279
56,835	127,720	356	314

6,187	5,993	61	19
(66,843)	(134,752)	(83)	(855)
(3,821)	(1,039)	334	(522)
168,715	172,536	2,091	1,757

66	63	—	—
528	—	—	—

23	3	—	—
551	3	—	—
617	66	—	—

Annual Report  47

The Lazard Funds, Inc. Financial Highlights

LAZARD US CONVERTIBLES PORTFOLIO

Selected data for a share of capital stock outstanding throughout each period	Year Ended 12/31/23	For the period 12/30/22* to 12/31/22
Institutional Shares
Net asset value, beginning of period	$10.04	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.27	— (b)
Net realized and unrealized gain (loss)	0.74	0.04
Total from investment operations	1.01	0.04
Less distributions from:
Net investment income	(0.26)	—
Net realized gains	(0.14)	—
Total distributions	(0.40)	—
Net asset value, end of period	$10.65	$10.04
Total Return (c)	10.18%	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$9,108	$4,920
Ratios to average net assets (d):
Net expenses	0.75%	0.75%
Gross expenses	4.59%	3.08%
Net investment income (loss)	2.55%	-0.75%
Portfolio turnover rate	22%	0%

Open Shares
Net asset value, beginning of period	$10.04	$10.00
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.24	— (b)
Net realized and unrealized gain (loss)	0.75	0.04
Total from investment operations	0.99	0.04
Less distributions from:
Net investment income	(0.24)	—
Net realized gains	(0.14)	—
Total distributions	(0.38)	—
Net asset value, end of period	$10.65	$10.04
Total Return (c)	9.91%	0.40%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$ 178	$ 100
Ratios to average net assets (d) :
Net expenses	1.00%	1.00%
Gross expenses	6.63%	18.24%
Net investment income (loss)	2.32%	-1.00%
Portfolio turnover rate	22%	0%

*	The Portfolio commenced operations on December 30, 2022.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

48  Annual Report

LAZARD US HIGH YIELD PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20 *	12/31/19 *
Institutional Shares
Net asset value, beginning of period	$16.93	$19.63	$19.80	$19.68	$18.16
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.76	0.72	0.72	0.80	0.88
Net realized and unrealized gain (loss)	1.00	(2.69)	(0.17)	0.13	1.52

Total from investment operations	1.76	(1.97)	0.55	0.93	2.40
Less distributions from:
Net investment income	(0.77)	(0.73)	(0.72)	(0.81)	(0.88)

Total distributions	(0.77)	(0.73)	(0.72)	(0.81)	(0.88)

Net asset value, end of period	$17.92	$16.93	$19.63	$19.80	$19.68

Total Return (b)	10.65%	-10.11%	2.86%	4.96%	13.34%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$170,290	$222,884	$299,518	$298,636	$297,219
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	0.70%	0.70%	0.66%	0.67%	0.67%
Net investment income (loss)	4.40%	4.06%	3.64%	4.17%	4.47%
Portfolio turnover rate	26%	7%	30%	26%	21%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20 *	12/31/19 *
Open Shares
Net asset value, beginning of period	$17.01	$19.72	$19.90	$19.76	$18.28
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.72	0.68	0.67	0.75	0.80
Net realized and unrealized gain (loss)	1.00	(2.70)	(0.17)	0.15	1.48

Total from investment operations	1.72	(2.02)	0.50	0.90	2.28
Less distributions from:
Net investment income	(0.73)	(0.69)	(0.68)	(0.76)	(0.80)

Total distributions	(0.73)	(0.69)	(0.68)	(0.76)	(0.80)

Net asset value, end of period	$18.00	$17.01	$19.72	$19.90	$19.76

Total Return (b)	10.35%	-10.32%	2.55%	4.80%	12.74%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$3,038	$2,935	$3,423	$3,733	$4,170
Ratios to average net assets:
Net expenses	0.80%	0.80%	0.80%	0.80%	0.83%
Gross expenses	1.08%	1.06%	1.00%	1.03%	1.19%
Net investment income (loss)	4.16%	3.81%	3.39%	3.94%	4.18%
Portfolio turnover rate	26%	7%	30%	26%	21%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20 *	12/31/19 *
R6 Shares
Net asset value, beginning of period	$16.99	$19.69	$19.88	$19.76	$18.68
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.77	0.77	0.73	0.81	0.92
Net realized and unrealized gain (loss)	0.99	(2.72)	(0.18)	0.11	1.04

Total from investment operations	1.76	(1.95)	0.55	0.92	1.96
Less distributions from:
Net investment income	(0.77)	(0.75)	(0.74)	(0.80)	(0.88)

Total distributions	(0.77)	(0.75)	(0.74)	(0.80)	(0.88)

Net asset value, end of period	$17.98	$16.99	$19.69	$19.88	$19.76

Total Return (b)	10.65%	-9.98%	2.80%	4.89%	10.67%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$11	$1	$1	$1	$1
Ratios to average net assets:
Net expenses	0.55%	0.55%	0.55%	0.55%	0.55%
Gross expenses	38.30%	241.56%	231.95%	256.05%	858.55%
Net investment income (loss)	4.47%	4.30%	3.66%	4.22%	4.55%
Portfolio turnover rate	26%	7%	30%	26%	21%

*	On November 17, 2020, the Portfolio effected a 1:4 reverse share split. All per share data prior to November 17, 2020 has been adjusted to reflect the reverse share split.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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LAZARD US SHORT DURATION FIXED INCOME PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$9.44	$9.83	$9.89	$9.77	$9.70
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.31	0.12	0.02	0.12	0.21
Net realized and unrealized gain (loss)	0.08	(0.38)	(0.06)	0.12	0.07

Total from investment operations	0.39	(0.26)	(0.04)	0.24	0.28
Less distributions from:
Net investment income	(0.32)	(0.13)	(0.02)	(0.12)	(0.20)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.32)	(0.13)	(0.02)	(0.12)	(0.21)

Net asset value, end of period	$9.51	$9.44	$9.83	$9.89	$9.77

Total Return (b)	4.26%	-2.68%	-0.39%	2.46%	2.93%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$30,362	$58,574	$79,247	$87,746	$96,096
Ratios to average net assets :
Net expenses	0.40%	0.40%	0.36%	0.40%	0.40%
Gross expenses	0.66%	0.51%	0.48%	0.47%	0.45%
Net investment income (loss)	3.28%	1.28%	0.22%	1.21%	2.18%
Portfolio turnover rate	259%	135%	100%	97%	175%

The accompanying notes are an integral part of these financial statements.

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Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$9.45	$9.84	$9.90	$9.78	$9.71
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.31	0.10	0.01	0.09	0.19
Net realized and unrealized gain (loss)	0.06	(0.38)	(0.06)	0.12	0.06

Total from investment operations	0.37	(0.28)	(0.05)	0.21	0.25
Less distributions from:
Net investment income	(0.30)	(0.11)	(0.01)	(0.09)	(0.17)
Return of capital	—	—	—	—	(0.01)

Total distributions	(0.30)	(0.11)	(0.01)	(0.09)	(0.18)

Net asset value, end of period	$9.52	$9.45	$9.84	$9.90	$9.78

Total Return (b)	3.98%	-2.89%	-0.50%	2.20%	2.64%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20	$17	$22	$29	$16
Ratios to average net assets :
Net expenses	0.65%	0.62%	0.48%	0.65%	0.69%
Gross expenses	29.63%	28.11%	18.10%	14.74%	51.53%
Net investment income (loss)	3.24%	1.06%	0.12%	0.96%	1.91%
Portfolio turnover rate	259%	135%	100%	97%	175%

(a)	Net investment income (loss) has been computed using the average shares method.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

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The Lazard Funds, Inc. Notes to Financial Statements
December 31, 2023

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2023, the Fund was comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard US Convertibles Portfolio (“US Convertibles”), the Lazard US High Yield Portfolio (formerly the Lazard US Corporate Income Portfolio, “High Yield”), and the Lazard US Short Duration Fixed Income Portfolio (“US Short Duration Fixed Income”). The financial statements of the other twenty-four Portfolios are presented separately.

The Portfolios are operated as “diversified” funds, as defined in the 1940 Act.

Each Portfolio currently offers Institutional Shares and Open Shares, and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; eligibility requirements for R6 Shares; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities. Equity securities traded on a securities exchange or

54  Annual Report

market, including exchange-traded option contracts, futures contracts, rights and warrants, and exchange-traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

Events occurring after the close of trading on foreign exchanges may affect the fair value of foreign securities as of the close of regular trading on the NYSE, when the Portfolios’ NAVs are calculated. When valuing foreign equity securities, the Portfolios use an independent pricing service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments, which have a strong correlation to the fair which have a strong correlation to the fair-valued securities.

The Board has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities,

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observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered.

Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Interest income is accrued daily. A Portfolio amortizes premiums and accretes discounts on fixed-income securities using the effective yield method and mortgage-backed securities using the level yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

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A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2023, none of the Portfolios traded in forward currency contracts.

(d) Futures Contracts—Futures contracts are purchased or sold to gain exposure to, or manage exposure from, changes in the value of equity securities or foreign currencies and changes in interest rates.

Futures contracts are exchange-traded agreements between a Portfolio and a counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

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Amounts pledged, which are considered restricted, are included in cash collateral pledged for futures contracts in the Statement of Assets and Liabilities.

Securities may be deposited as initial margin. If applicable, any cash deposited and held on margin is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as receivables (or payables) for variation margin on open futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount of the contract at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

During the year ended December 31, 2023, US Convertibles traded in futures contracts.

(e) Options Transactions—Put and call options purchased are accounted for in the same manner as portfolio securities and other assets. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. When a Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash collateral in the Statement of Assets and Liabilities. If a Portfolio writes an option, it bears the market risk of an

58  Annual Report

unfavorable change in the price of the security underlying the written option. The risk of loss is unlimited for uncovered written call options. For uncovered written put options, the risk of loss is limited to the difference between the strike price of the option and the premiums received upon writing the option.

During the year ended December 31, 2023, none of the Portfolios traded in options transactions.

(f) Swap Agreements—Interest rate swap agreements involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor,” (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different money markets. The change in value, if any, on swap agreements is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

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Upon entering into a centrally cleared swap, the Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Portfolio of Investments and cash deposited is shown as cash collateral for swaps in the Statement of Assets and Liabilities. On these transactions, the Portfolio agrees to receive from or pay to the broker variation margin. Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statement of Operations.

During the year ended December 31, 2023, none of the Portfolios traded in swap agreements.

(g) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2023, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

US High Yield	$(5,106,888)	$(18,255,751)
US Short Duration Fixed Income	(2,503,915)	(632,745)

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Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2023, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

US Convertibles	$26,460	$—

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
US Convertibles	$8,859,281	$804,394	$299,653	$504,741
US High Yield	181,374,803	648,041	10,907,649	(10,259,608)
US Short Duration Fixed Income	30,069,000	221,055	23,193	197,862

Management has analyzed the Portfolios’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(h) Dividends and Distributions—For US High Yield and US Short Duration Fixed Income, income dividends are normally declared each business day and paid monthly. For US Convertibles, income dividends are declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and

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distribute these amounts, at least annually, to shareholders, but may be distributed more frequently in connection with income distributions. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, distribution redesignations, certain fixed-income securities and expenses, derivatives, wash sales, return of capital distributions, capital loss carryforwards, deemed dividends outstanding, currency straddles and paydown gain/loss.

The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

US Short Duration Fixed Income	$(3,626)	$3,626

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2023	2022	2023	2022

US Convertibles	$342,966	$—	$—	$—
US High Yield	9,325,056	10,630,676	—	—
US Short Duration Fixed Income	1,412,496	876,204	—	—

At December 31, 2023, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation)

US Convertibles	$—	$(26,460)	$504,741
US High Yield	11,742	(23,362,639)	(10,259,608)
US Short Duration Fixed Income	—	(3,136,660)	191,064

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(i) Offering and Organizational Costs—Costs incurred by the Fund in connection with the offering of shares of a new Portfolio or share class of a Portfolio are deferred and amortized on a straight line basis over a twelve-month period from the date of commencement of operations of the Portfolio or share class. The Investment Manager will generally pay for any offering costs incurred by a new Portfolio and be reimbursed by that Portfolio within the amortization period. Organizational costs are expensed as incurred.

(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc., and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes based upon the relative net assets of each class.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price

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its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The NAV per share of a class is determined by dividing the value of the total assets of the Portfolio represented by such class, less all liabilities, by the total number of Portfolio shares of such class outstanding.

3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolios’ investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

US Convertibles	0.60%
US High Yield	0.55
US Short Duration Fixed Income	0.25

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse a Portfolio until May 1, 2024 (or such other date as indicated below) if the aggregate direct expenses of each Portfolio, exclusive of taxes, brokerage, interest on borrowings, fees and expenses of an “Acquired Fund” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be

64  Annual Report

made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

Portfolio	Institutional Shares	Open Shares	R6 Shares

US Convertibles (a)	0.75%	1.00%	N/A	%
US High Yield (b)	0.55	0.80	0.55
US Short Duration Fixed Income (c)	0.40	0.65	N/A

(a)	This agreement will continue in effect until December 30, 2024.
(b)	This agreement will continue in effect until May 1, 2033 for R6 Shares.
(c)	This agreement will continue in effect until May 1, 2033 for Open Shares.

In addition, until May 1, 2024, to the extent the “Total Annual Fund Operating Expenses” (as used in Form N-1A) of the R6 Shares of a Portfolio exceed the Total Annual Fund Operating Expenses of the Portfolio’s Institutional Shares (in each case, not including management fees, custodial fees or other expenses related to the management of the Portfolio’s assets), the Investment Manager will bear the expenses of the R6 Shares in the amount of such excess. Further, the Investment Manager will bear the daily expenses incurred in excess of any income produced for US Short Duration Fixed Income.

During the year ended December 31, 2023, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

US Convertibles	$47,588	$260,219	$942	$7,950
US High Yield	308,611	—	8,440	—
US Short Duration Fixed Income	107,653	4,884	45	5,188

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

US High Yield	$49	$3,300

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

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State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation in 2023 for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. Effective January 1, 2024, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of:

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(1) an annual fee of $252,500, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations show the Independent Directors’ fees and expenses paid by each Portfolio.

5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the year ended December 31, 2023 were as follows:

Portfolio	Purchases	Sales

US Convertibles	$ 5,614,346	$ 1,705,656
US High Yield	25,982,996	76,757,580
US Short Duration Fixed Income	7,202,931	8,148,059

	US Government and Treasury Securities
Portfolio	Purchases	Sales

US High Yield	$24,807,500	$ 24,638,750
US Short Duration Fixed Income	88,513,669	116,140,494

At December 31, 2023, the Investment Manager owned 59.56% of the outstanding shares of US Convertibles.

For the year ended December 31, 2023, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

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6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line amount. During the year ended December 31, 2023, none of the Portfolios had borrowings under the Agreement.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable Rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or

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geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, supply chain disruptions, market manipulations, government defaults, government shutdowns, the imposition of sanctions and other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. Additionally, general market conditions may impact the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, a Portfolio may have to

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liquidate portfolio securities at disadvantageous prices. A Portfolio may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher-rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates or inflation rates, respectively, although adjustable rate securities will participate in any declines in interest rates and inflation-linked securities can also decline in value based on changes in the relevant periodic adjustment rate. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their

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face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(c) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

(d) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries), as well as any investments in currencies themselves, could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

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(e) Derivatives and Hedging Risk—Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested. Swap agreements; forward currency contracts; structured products; over-the-counter options on currencies and swap agreements; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default, by the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions are also subject to operational and legal risk.

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(f) Structured Products Risk—Structured notes and other structured products are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured products can have risks of both fixed-income securities and derivatives transactions. Derivatives transactions may increase volatility or reduce returns, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the amount invested, and they are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related reference asset, market or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. Use of derivatives transactions may cause a Portfolio to experience losses greater than if a Portfolio had not engaged in such transactions.

(g) Mortgage-Related and Asset-Backed Securities Risk—Mortgage-related securities are complex instruments, subject to both credit and prepayment risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties. Prepayment risk can lead to fluctuations in value of the mortgage-related security which may be pronounced. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since during periods of declining interest rates the mortgages underlying the security are more likely to be prepaid.

The risks of asset-backed securities are similar to those of mortgage-related securities. However, asset-backed securities present certain risks that are not presented by mortgage-related securities. Primarily, these securities may provide a Portfolio with a less effective security interest in the related collateral than do mortgage-related securities.

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(h) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by the Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time of lower or declining interest rates, the Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

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(i) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(j) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

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8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of the Fund is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities

•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

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Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2023:

Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
US Convertibles
Convertible Corporate Bonds*	$—	$8,391,827	$—	$8,391,827
Preferred Stocks*	645,459	71,115	—	716,574
Short-Term Investments	255,621	—	—	255,621
Other Financial Instruments†
Futures Contracts	10,807	—	—	10,807
Total	$911,887	$8,462,942	$—	$9,374,829
US High Yield
Corporate Bonds*	$—	$163,030,454	$—	$163,030,454
Short-Term Investments	8,084,741	—	—	8,084,741
Total	$8,084,741	$163,030,454	$—	$171,115,195
US Short Duration Fixed Income
Asset-Backed Securities	$—	$2,247,686	$—	$2,247,686
Corporate Bonds*	—	4,684,518	—	4,684,518
Mortgage-Backed Securities	—	640,967	—	640,967
U.S. Treasury Securities	—	22,639,562	—	22,639,562
Short-Term Investments	54,129	—	—	54,129
Total	$54,129	$30,212,733	$—	$30,266,862

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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Certain Level 2 securities were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities. When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

10. Derivative Instruments

US Convertibles used derivative instruments, including futures contracts.

US Convertibles used futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

During the year ended December 31, 2023, the approximate average monthly notional exposure for derivative instruments was as follows:

Futures contracts:
Average notional value of contracts – long	$400,000*

*	Positions were open for less than one month during the period.

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The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of December 31, 2023:

Assets – Derivative Financial Instruments	Total
Futures contracts-Interest rate contract Unrealized appreciation (a)	$10,807

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts if any, is reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported and the net cumulative unrealized appreciation (depreciation) is included in distributable earnings (accumulated loss).

The effect of derivative instruments on the Statement of Operations for the period ended December 31, 2023 was:

Net Realized Gain (Loss) from:	Total
Futures contracts-Interest rate contract	$6,678

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Futures contracts-Interest rate contract	$10,807

As of December 31, 2023, none of the Portfolios held derivative instruments that are eligible for offset in their Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

11. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements. As of February 1, 2024, the Lazard US Corporate Income Portfolio changed its name to the Lazard US High Yield Portfolio and its principal investment strategies to align with its new name. Management has elected to reflect the name change throughout the accompanying financial statements.

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The Lazard Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard US Convertibles Portfolio, Lazard US High Yield Portfolio, and Lazard US Short Duration Fixed Income Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard US Convertibles Portfolio, Lazard US High Yield Portfolio (formerly known as Lazard US Corporate Income Portfolio), and Lazard US Short Duration Fixed Income Portfolio, (collectively the “Portfolios”), three of the portfolios constituting The Lazard Funds, Inc., including the portfolios of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended for the Portfolios, except for Lazard US Convertibles Portfolio; the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 30, 2022 (commencement of operations) through December 31, 2022 for Lazard US Convertibles Portfolio; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Portfolios, except Lazard US Convertibles Portfolio, as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. Also, in our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of Lazard US Convertibles Portfolio as of December 31, 2023, and the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 30, 2022 (commencement of operations) through December 31, 2022, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is

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to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 26, 2024

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

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The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)	Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

New York University School of Law, Adjunct Professor (2022 – present)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)

Nancy A. Eckl (1962)	Director (April 2007)	College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – 2023)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Eric M. and Laurie B. Roth Professor of Law (2013 – present, previously Dean from 2013 – 2022)

Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present)

Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Interested Directors(3):

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Investment Manager, Chief Business Officer (April 2017 – present) and Managing Director (2003 – present)

Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present)

Lazard Ltd, Chief Financial Officer (October 2017 – October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2024, 32 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

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Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017) and General Counsel (since April 2017) of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)

Nargis Hilal (1984)	Chief Compliance Officer (July 2020)	Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)

Christina Kennedy (1990)	Treasurer (April 2022)	Senior Vice President of the Investment Manager (since January 2023, previously Vice President)

Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)

Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)

Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Senior Vice President and Counsel of the Investment Manager (since January 2023, previously Vice President)

Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager (since February 2011)

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

84  Annual Report

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2023

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2023:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

US Convertibles	15.38%
US High Yield	—
US Short Duration Fixed Income	—

Of the dividends paid by the Portfolios, no dividends qualify for the dividends received deduction available to corporate shareholders.

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

US Convertibles	$—
US High Yield	—
US Short Duration Fixed Income	—

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

Annual Report  85

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

86  Annual Report

The Lazard Funds, Inc.

30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com. LZDPS026

Lazard Funds

Annual Report

December 31, 2023

Multi-Asset Funds

Lazard Enhanced Opportunities Portfolio

Lazard Global Dynamic Multi-Asset Portfolio

Lazard Opportunistic Strategies Portfolio

Lazard Real Assets Portfolio

The Lazard Funds, Inc. Table of Contents

2	A Message from Lazard (unaudited)
4	Investment Overviews (unaudited)
11	Performance Overviews (unaudited)
16	Information About Your Portfolio’s Expenses (unaudited)
18	Portfolio Holdings Presented by Asset Class/Sector (unaudited)
20	Portfolios of Investments
20	Lazard Enhanced Opportunities Portfolio
40	Lazard Global Dynamic Multi-Asset Portfolio
65	Lazard Opportunistic Strategies Portfolio
67	Lazard Real Assets Portfolio
76	Notes to Portfolios of Investments
82	Statements of Assets and Liabilities
86	Statements of Operations
88	Statements of Changes in Net Assets
94	Financial Highlights
105	Notes to Financial Statements
145	Report of Independent Registered Public Accounting Firm
147	Board of Directors and Officers Information (unaudited)
150	Tax and Other Information (unaudited)

Please consider a Portfolio’s investment objective, risks, charges and expenses carefully before investing. For more complete information about The Lazard Funds, Inc. (the “Fund”), you may obtain a prospectus or the Portfolio’s summary prospectus by calling 800-823-6300, or online, at www.lazardassetmanagement.com. Read the prospectus or the Portfolio’s summary prospectus carefully before you invest. The prospectus and a Portfolio’s summary prospectus contain the investment objective, risks, charges, expenses and other information about the Portfolio, which are not detailed in this report.

Many states have abandoned property laws that require mutual fund companies to have evidence of contact from shareholders at least every three years. Please log into any investment accounts that you may have or contact the Fund by calling 800-823-6300 to ensure that your account stays active.

Distributed by Lazard Asset Management Securities LLC.

Annual Report  1

The Lazard Funds, Inc. A Message from Lazard (unaudited)

Dear Shareholder:

The year 2023 saw bloodshed from wars in Europe and the Middle East, ample displays of political complexities in the United States, and further advances in the development of machines that can mimic human thinking. For financial markets, however, which endured nearly 4,000 basis points of interest rate hikes since late 2021, the year was defined by one simple question posed to major central banks: What comes next?

Financial markets were a roller coaster in 2023, as investors were forced to constantly adjust their expectations on when key central banks would retreat from their restrictive monetary policy stances out of fear that these positions would tip the global economy into a severe recession. Against this backdrop, the US Federal Reserve (the “Fed”) was front and center in the minds of investors, as it waged its most aggressive rate-hiking campaign in over 40 years. After raising interest rates seven times in 2022, the world’s most influential central bank did so again four times in 2023, raising borrowing costs to their highest level in 22 years. Data suggesting that domestic inflation was cooling, and that the US economy remained remarkably resilient sparked optimism in the second half of the year that the Fed was done raising interest rates and perhaps would begin lowering them in 2024. While the Fed did, in fact, pass up opportunities to raise interest rates higher in its last three policy meetings of 2023, it also sent mixed signals about the trajectory of its rate-hiking campaign, which triggered spikes in volatility across financial markets.

The Fed was not the only central bank to make news in 2023. In Europe, both the European Central Bank (the “ECB”) and the Bank of England (the “BOE”) continued to raise interest rates at a furious pace before pausing their inflation-fighting campaigns in the latter part of the year. Meanwhile, in Asia, the Bank of Japan, which kept interest rates ultra-low during the global monetary tightening cycle, began to veer from this path in the closing months of the year amid signs that inflation was accelerating in Japan.

2  Annual Report

After suffering through a dismal 2022, financial markets rebounded in 2023, driven primarily by hopes that inflation had fallen enough for key central banks, particularly the Fed, to begin cutting interest rates next year. Global equity markets, as measured by the MSCI All Country World Index, surged 22.2% in 2023 while global bond markets, as measured by the Bloomberg Global Aggregate Index, gained 5.7%. (Index returns are in US dollar terms.)

The challenging market conditions in 2023 are a reminder of the importance of active portfolio management. Turbulent markets are likely to differentiate winners from losers. We remain confident that fundamental analysis and bottom-up security selection will be crucial drivers of performance going forward. We are privileged that you have turned to Lazard for your investment needs and value your continued confidence in our investment management capabilities.

Sincerely,

Lazard Asset Management LLC

Annual Report  3

The Lazard Funds, Inc. Investment Overviews (unaudited)

MARKET OVERVIEW

Lazard Funds Annual Report

Global Markets

In the trailing 12-month period that ended December 31, 2023, global equity markets rose sharply, as investors speculated about the path ahead for the interest rate policies of major central banks.

After enduring nearly 4,000 basis points in interest rate hikes from major central banks since late 2021, the actions of these central banks were front and center once again in the minds of investors. Early on, markets rallied on hopes that a severe worldwide economic recession could be avoided, and that slowing inflation would induce major central banks to ease up on their forceful monetary tightening cycles. That optimism faded in subsequent months, however, as the Fed continued with its most aggressive rate-hiking campaign in over 40 years and hinted that interest rates could stay elevated for a while. The fallout from this blizzard of rate hikes was evident in the first half of the year when bond losses contributed to regional bank weakness in the United States. The Fed, as expected, kept interest rates steady at a 22-year high following policy meetings in September, November, and December. However, after months of signaling that it was adopting a “higher for longer” interest rate policy stance, the Fed began taking a less hawkish tone in November, as data suggested that a “soft landing” for the US economy was growing increasingly. Investors cheered near the end of the period when the Fed hinted that its forceful rate-hiking campaign, which had raised rates 11 times since 2022, including four times in 2023, had reached its conclusion and forecast that it could reduce interest rates three times in 2024. After briefly exceeding the psychologically important threshold of 5% in late October, the yield on the benchmark 10-year US Treasury note ended the year exactly where it started, at 3.88%.

In Europe, persistent inflationary pressure in the eurozone led the ECB to maintain a hawkish posture throughout the year, raising rates to an all-time high after 10 consecutive hikes since mid-2022, including six raises in 2023. With data suggesting that significant progress had been made in its war against inflation, the ECB held

4  Annual Report

interest rates steady in October and December but pledged to keep them at an elevated level for a sustained duration of time. Despite the ECB’s vow, investors nevertheless were betting that the eurozone central bank would reduce rates next year as the common currency bloc lurched toward an economic recession. Similarly, with price pressure in the United Kingdom easing materially, the BOE kept its interest rates steady in September, November, and December, leaving them at a 15-year high after 14 consecutive hikes since December 2021, including five times in 2023. The BOE pledged to maintain a hawkish stance for an extended period, but data suggesting that the United Kingdom was headed for a period of economic stagnation sparked speculation that the British central bank would cut rates in the first half of next year.

Despite stiff interest-rate headwinds, the value of global equity markets increased US$10 trillion in 2023, thanks largely to the strong performance of a handful of mega-cap US technology stocks. These mega-cap US technology stocks, the so-called “Magnificent Seven”—Apple, Microsoft, Alphabet, Amazon, Nvidia, Meta Platforms, and Tesla—surged 76% on a weighted average basis and accounted for about 42% of the gain recorded by the MSCI All Country World Index (“ACWI”). By way of comparison, the rest of the stocks in the MSCI ACWI gained roughly 12% for the year.

Against this backdrop, equity markets in both the developed and developing worlds rose in 2023, with the former outperforming the latter. In the United States, the S&P 500 Index soared and came within 0.6% of its record high at the end of year on growing expectations that the Fed would pivot to a more dovish stance. The “Magnificent Seven” group of mega-cap technology stocks accounted for roughly two-thirds of the S&P 500 Index’s 2023 gain. Across the Atlantic, the pan-European STOXX Europe 600 Index recorded its best annual performance since 2019 on hopes that the ECB would begin reducing rates in 2024 amid signs of significant progress in its inflation-fighting campaign. In Japan, the Tokyo Stock Price Index (“TOPIX”) surged, thanks largely to a weak yen and efforts to improve corporate governance and profitability. Meanwhile, in emerging Asia, the Hong Kong-based Hang Seng Index, which is comprised mostly of companies from mainland China and serves as a gateway for foreign investors wanting to

Annual Report  5

put money there, tumbled in 2023 and was one of the world’s worst-performing stock markets due to worries about China’s mounting economic woes and the lack of a forceful response from Chinese policymakers.

Information technology was the best-performing sector in 2023, as a market frenzy about artificial intelligence led investors to bid up shares of technology companies linked to that field of study. Utilities was the worst-performing sector, as elevated bond yields hurt high-dividend-paying “bond proxy” stocks.

Multi-Asset

Global equity markets rose sharply in 2023, as investors speculated about the path ahead for the interest rate policies of major central banks. Despite stiff interest-rate headwinds, the value of global equity markets increased US$10 trillion in 2023, thanks largely to the strong performance of a handful of mega-cap US technology stocks. After enduring nearly 4,000 basis points of interest rate hikes from major central banks since 2021, the bond market staged a strong rally in the last two months of 2023 on expectations that a global rate-cutting cycle would soon begin. The yield on the benchmark 10-year US Treasury closed the year at 3.88%, the same level at which it started the year. Despite high volatility, credit markets performed well in 2023, with solid demand for both global investment grade corporate bonds and global high-yield bonds. Emerging markets debt ended a difficult and volatile year with significant gains, thanks to a strong rally in the closing months of 2023.

PORTFOLIO PERFORMANCE

Lazard Enhanced Opportunities Portfolio

For the year ended December 31, 2023, the Lazard Enhanced Opportunities Portfolio’s Institutional Shares posted a total return of 7.02%, while Open Shares posted a total return of 6.63%, as compared with the 13.90% return for the ICE BofAML US Convertible ex Mandatory® Index and the 3.10% return for the HFRX Global Hedge Fund® Index.

Factors that contributed positively to returns in 2023 were carry, a trading strategy that involves borrowing at a low-interest rate and investing in an asset that provides a higher rate of return,

6  Annual Report

volatility yield, and special situations. Net carry (coupon, net of dividend and finance cost) averaged approximately 3% throughout the year. Volatility yield, the return associated with the dynamic hedging and re-hedging of the equity underlying a convertible, was a consistent positive contributor despite equity volatility remaining muted for much of the year, with the Chicago Board Options Exchange Volatility Index (“VIX”), a measure of the market’s expectations of 30-day volatility, finishing the year in the 13th percentile. Special situations added to returns, most notably through the first three quarters of the year, as convertible issuers looked to address their capital structure needs by repurchasing debt and/or extending maturities (i.e., buybacks and exchange offers). Portfolio-level equity hedges, implemented using exchange-traded funds and options on the Nasdaq 100, Russell 2000, and S&P 500 Indices, were a small positive contributor for the year.

The leading detractor for the year was basis cheapening, an accelerated weakening of a long convertible bond position versus a short stock hedge, which was mainly driven by two factors: i) a reduction in volatility inputs throughout the year, and ii) supply and demand associated with long-only selling. Year over year, the Portfolio team reduced volatility assumptions across the Portfolio by approximately 20%, as equity volatility contracted throughout much of the year and the VIX remained between 12th and 16th percentile for much of the second half of 2023. By the team’s estimates, long-only funds redeemed approximately 9% of assets under management in 2023, leading to technical pressure on the convertible basis. Portfolio-level credit hedges were also a small detractor for the year, as high-yield spreads tightened. The team implemented its credit hedges through the use of exchange traded funds and options on exchange traded funds.

Lazard Global Dynamic Multi-Asset Portfolio

For the year ended December 31, 2023, the Lazard Global Dynamic Multi-Asset Portfolio’s Institutional Shares posted a total return of 11.22%, while Open Shares posted a total return of 10.90%, as compared with the 23.79% return for the MSCI World® Index and the 14.51% return of its blended benchmark, which is a 50/50 blend of the MSCI World Index and the Bloomberg Global Aggregate Index.

Annual Report  7

Among the detracting factors, in the equity allocation, stock selection in the information technology and consumer staples sectors, as well as stock selection in the US, undercut relative performance. Within the fixed income allocation, underweight exposure to bonds in South Korea, as well as underweight exposure to bonds on the Chinese renminbi yield curve, hurt relative performance.

Currency forwards were used for foreign exchange hedging purposes only, and they marginally detracted from relative performance in the year.

Among the contributing factors, a modest overweight exposure to equities versus fixed income relative to the benchmark was beneficial to relative performance, as equities outperformed fixed income in the year. Within the equity allocation, underweight exposure to the energy and materials sectors, as well as stock selection in Italy and the Netherlands, boosted relative performance. Overweight positioning to bonds in the Bahamas, Peru, and Chile within the fixed income allocation helped relative performance.

Lazard Opportunistic Strategies Portfolio

For the year ended December 31, 2023, the Lazard Opportunistic Strategies Portfolio’s Institutional Shares posted a total return of 10.29%, while Open Shares posted a total return of 9.85%, as compared with the 23.79% return for the MSCI World Index and 16.26% return for the Global Asset Allocation Blended Index, a 60%/40% split of the MSCI World Index and the Bloomberg US Aggregate Index.

The Portfolio’s investments are generally grouped by the Portfolio management team into the following three categories: contrarian, trending, and diversifying. The Portfolio management team makes allocation changes based on a forward-looking assessment of capital markets, using a risk/reward analysis.

Contrarian investments, which represented 54% of the Portfolio at the end of 2023, outperformed US fixed income, as represented by the Bloomberg Barclays US Aggregate Index, and underperformed the Global Asset Allocation Blended Index and the MSCI World

8  Annual Report

Index. Positions in tech software, US value, and Europe were helpful, while exposure to China and to consumer staples detracted from performance.

Trending investments, which represented 24% of the Portfolio at year-end, outperformed US fixed income, and underperformed the Global Asset Allocation Blended Index and the MSCI World Index. Exposure to Japan, US mega-caps, and cybersecurity were helpful within the segment. However, exposure to the minimum volatility factor through the iShares MSCI USA Minimum Volatility Factor ETF detracted, as did exposure to infrastructure and health care.

Diversifying investments, which represented 22% of the Portfolio at the end of the year, outperformed US fixed income and underperformed the Global Asset Allocation Blended Index. Exposure to agriculture and investment-grade corporate bonds was helpful, while a long USD position and exposure to copper and aluminum were less helpful.

Investments in China (iShares MSCI China ETF) and the consumer staples sector (Consumer Staples Select Sector SPDR Fund) detracted from performance.

Investments within the information technology sector (iShares Expanded Tech-Software Sector ETF), US value (Vanguard S&P 500 Value ETF), and Europe (SPDR EURO STOXX 50 ETF) contributed to performance.

Lazard Real Assets Portfolio

For the year ended December 31, 2023, the Lazard Real Assets Portfolio’s Institutional Shares posted a total return of 4.44%, while Open Shares posted a total return of 4.16% and R6 Shares posted a return of 4.38%, as compared with the 2.46% return for the Real Assets Blend Index (an equal weighted blend of the MSCI World Core Infrastructure, MSCI ACW IMI Core Real Estate, and Bloomberg Commodity Total Return Indices), and the 23.79% return for the MSCI World Index.

Annual Report  9

Infrastructure stocks contributed positively to performance in 2023. Construction and engineering company Vinci and multi-utilities company National Grid were among the top contributors. By contrast, specialized REIT SBA Communications and electric utilities company, American Electric Power, hurt performance.

Real estate performance also contributed positively during the year. The top contributors were US REITs Equinix and SL Green. However, US REIT Mid-America Apartment Communities and South African REIT Growthpoint Properties detracted from returns.

The Portfolio’s commodities allocation contributed negatively to performance, primarily due to natural gas, soybean oil, corn, and nickel. Gold was the top contributor during the period; live cattle and coffee were additive as well. Commodity-related equities had favorable performance, led by exposure to Northam Platinum.

The Portfolio used futures and total return swaps to gain exposure to commodities. The combined contribution of these was negative for the Portfolio during the period.

The Portfolio also employed currency forwards during the period. Its contribution was neutral for Portfolio performance.

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The Lazard Funds, Inc. Performance Overviews (unaudited)

Please see the “Notes to the Performance Overviews” for important information about the calculation of total returns, performance information generally, performance differences between Institutional Shares and Open Shares, and the indices shown below.

Lazard Enhanced Opportunities Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Enhanced Opportunities Portfolio, the ICE BofAML U.S. Convertible ex Mandatory® Index and the HFRX Global Hedge Fund® Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Since Inception	†
Institutional Shares	7.02%	4.60%	3.19%
Open Shares	6.63%	4.36%	2.95%
ICE BofAML U.S. Convertible ex Mandatory Index	13.90%	12.23%	9.44%
HFRX Global Hedge Fund Index	3.10%	3.46%	1.64%

†	The inception date for the Portfolio was December 31, 2014.

Annual Report  11

Lazard Global Dynamic Multi-Asset Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Global Dynamic Multi-Asset Portfolio, the MSCI® World Index and GDMA Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Since Inception	†
Institutional Shares	11.22%	4.25%	4.52%
Open Shares	10.90%	3.98%	4.23%
MSCI World Index	23.79%	12.80%	10.63%
GDMA Index	14.51%	6.34%	5.48%

†	The inception date for the Portfolio was May 27, 2016.

Lazard Opportunistic Strategies Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Opportunistic Strategies Portfolio, MSCI World Index and Global Asset Allocation Blended Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Ten Year
Institutional Shares	10.29%	5.96%	3.80%
Open Shares	9.85%	5.68%	3.46%
MSCI World Index	23.79%	12.80%	8.60%
Global Asset Allocation Blended Index	16.26%	8.43%	6.13%

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Lazard Real Assets Portfolio

Comparison of Changes in Value of $10,000 Investment in the Institutional Shares of Lazard Real Assets Portfolio, MSCI World Index, Real Assets Index, Real Assets Blend Index and Real Assets Blend Linked Index

Average Annual Total Returns

Periods Ended December 31, 2023

	One Year	Five Year	Since Inception	†
Institutional Shares	4.44%	6.31%	4.70%
Open Shares	4.16%	6.03%	4.40%
R6 Shares	4.38%	N/A	–1.25%
MSCI World Index	23.79%	12.80%	10.73% (Institutional Shares) 10.53% (Open Shares) 15.07% (R6 Shares)
Real Assets Index	2.55%	6.63%	5.34% (Institutional Shares) 5.32% (Open Shares) –1.13% (R6 Shares)
Real Assets Blend Index	2.46%	6.27%	5.10% (Institutional Shares) 5.08% (Open Shares) –1.34% (R6 Shares)
Real Assets Blend Linked Index	2.47%	6.61%	5.33% (Institutional Shares) 5.31% (Open Shares) –1.18% (R6 Shares)

†	The inception date for the Institutional Shares was December 30, 2016, for the Open Shares was January 9, 2017 and for the R6 Shares was July 22, 2022.

Annual Report  13

Notes to Performance Overviews:

Information About Portfolio Performance Shown Above

Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolios may have been waived or reimbursed by Lazard Asset Management LLC, the Fund’s investment manager (the “Investment Manager”), State Street Bank and Trust Company, the Fund’s administrator (“State Street”), or SS&C Global Investor and Distribution Solutions Inc., the Fund’s transfer agent and dividend disbursing agent (“SS&C GIDS”); without such waiver/reimbursement of expenses, the Portfolios’ returns would have been lower.

Performance results do not include adjustments made for financial reporting purposes in accordance with US Generally Accepted Accounting Principles (“GAAP”), if any, and may differ from amounts reported in the financial highlights. For the Lazard Enhanced Opportunity Portfolio, a voluntary reimbursement by State Street increased the total return ratio by 0.11%, for year ended December 31, 2021.

The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return and principal value of an investment in a Portfolio will fluctuate, so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Within the longer periods illustrated, there may have been short-term fluctuations, counter to the overall trend of investment results, and no single period of any length may be taken as typical of what may be expected in future periods. The graphs and tables above do not reflect the deduction of taxes that a shareholder would pay on a Portfolio’s distributions or the redemption of Portfolio shares.

The performance of Institutional Shares, Open Shares and R6 Shares, as applicable, may vary, primarily based on the differences in fees borne by shareholders investing in different classes of a Portfolio.

Information About Index Performance Shown Above

The performance data of the indices have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The indices are unmanaged, have no fees or costs and are not available for investment.

The GDMA Index is a blended index constructed by the Investment Manager that is comprised of 50% MSCI World Index and 50% Bloomberg Global Aggregate® Index and is rebalanced monthly. The Bloomberg Global Aggregate Index provides a broad-based measure of global investment-grade fixed-income debt markets, including government-related debt, corporate debt, securitized debt and sovereign debt.

The Global Asset Allocation Blended Index is a blended index constructed by the Investment Manager that is comprised of 60% MSCI World Index and 40% Bloomberg US Aggregate Index and is rebalanced quarterly. The Bloomberg US Aggregate Index covers the investment-grade, US dollar-denominated, fixed-rate taxable bond market, including US Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities, with maturities of no less than one year.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event-driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

14  Annual Report

The ICE BofAML U.S. Convertible ex Mandatory Index measures the performance of convertible securities of all corporate sectors with a par amount of $25 million or more and a maturity of at least one year and excludes preferred equity redemption stocks and converted securities.

The MSCI World Index is a free-float-adjusted market capitalization index that is designed to measure global developed markets equity performance. The MSCI World Index consists of 23 developed markets country indices.

The Real Assets Index is an index constructed by the Investment Manager that is comprised of 33.3% MSCI World Core Infrastructure USD Hedged Index, 33.3% MSCI ACWI IMI Core Real Estate Index, and 33.3% Bloomberg Commodity Total Return Index. The Real Assets Index was constructed by the Investment Manager for comparison to the performance of the Lazard Real Assets Portfolio pursuant to its investment strategy effective September 1, 2020. The MSCI World Core Infrastructure USD Hedged Index captures large and mid-cap securities across the 23 developed market countries of the MSCI World Index and is designed to represent the performance of listed companies within the developed markets that are engaged in core industrial infrastructure activities. Note that the Investment Manager invests in a range of companies globally, not specifically developed markets countries. The MSCI ACWI IMI Core Real Estate Index is a free float-adjusted market capitalization index that consists of large, mid and small-cap stocks across 23 developed markets and 24 emerging markets countries engaged in the ownership, development and management of specific core property type real estate. The Index excludes companies, such as real estate services and real estate financing companies, that do not own properties. The Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the Bloomberg Commodity Indices (the “BCOM”). This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

The Real Assets Blend Index is an index constructed by the Investment Manager that is comprised of 33.3% MSCI World Core Infrastructure Index, 33.3% MSCI ACWI IMI Core Real Estate Index and 33.3% Bloomberg Commodity Total Return Index. Effective as of May 1, 2023, the Real Assets Blend Index replaced the Real Assets Index, substituting MSCI World Core Infrastructure USD Hedged Index with the MSCI World Core Infrastructure Index.

The Real Assets Blend Linked Index is an unmanaged index created by the Investment Manager, which links the performance of the Real Assets Index for all periods through April 30, 2023 and the Real Assets Blend Index for all periods thereafter.

Annual Report  15

The Lazard Funds, Inc.

Information About Your Portfolio’s Expenses (unaudited)

Expense Example

As a shareholder in a Portfolio, you incur ongoing costs, including management fees, distribution and service (12b-1) fees (Open Shares only), and other expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the six month period from July 1, 2023 through December 31, 2023 and held for the entire period.

Actual Expenses

For each share class of the Portfolios, the first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each share class of the Portfolios, the second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.

16  Annual Report

Portfolios	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Expenses Paid During Period 7/1/23 - 12/31/23	*	Annualized Expense Ratio During Period 7/1/23 - 12/31/23

Enhanced Opportunities
Institutional Shares
Actual	$1,000.00	$1,018.80	$18.11		3.56%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,007.26	$18.01		3.56%
Open Shares
Actual	$1,000.00	$1,016.50	$19.47		3.83%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,005.90	$19.36		3.83%

Global Dynamic Multi-Asset
Institutional Shares
Actual	$1,000.00	$1,054.70	$ 4.66		0.90%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.67	$ 4.58		0.90%
Open Shares
Actual	$1,000.00	$1,053.80	$ 5.95		1.15%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.41	$ 5.85		1.15%

Opportunistic Strategies
Institutional Shares
Actual	$1,000.00	$1,059.00	$ 5.29		1.02%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,020.06	$ 5.19		1.02%
Open Shares
Actual	$1,000.00	$1,056.70	$ 6.58		1.27%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,018.80	$ 6.46		1.27%

Real Assets
Institutional Shares
Actual	$1,000.00	$1,046.60	$ 4.13		0.80%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.17	$ 4.08		0.80%
Open Shares
Actual	$1,000.00	$1,044.10	$ 5.41		1.05%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,019.91	$ 5.35		1.05%
R6 Shares
Actual	$1,000.00	$1,045.80	$ 3.87		0.75%
Hypothetical (5% Return Before Expenses)	$1,000.00	$1,021.42	$ 3.82		0.75%

*	Expenses are equal to the annualized expense ratio, net of expenses waivers and reimbursements, of each share class multiplied by the average account value over the period, multiplied by 184/365 (to reflect one-half year period).

Annual Report  17

The Lazard Funds, Inc. Portfolio Holdings

Presented by Asset Class/Sector (unaudited)

	Lazard Enhanced Opportunities Portfolio
Asset Class/Sector	Long ^	Short †

Convertible Corporate Bonds
Communication Services	9.1%	–0.2%
Consumer Discretionary	5.7	—
Consumer Staples	0.7	—
Energy	2.3	—
Financials	9.2	—
Health Care	7.2	—
Industrials	7.8	–0.6
Information Technology	9.2	—
Materials	2.8	—
Real Estate	0.7	—
Technology	0.6	—
Utilities	0.2	—

Equity
Communication Services	—	–3.9
Consumer Discretionary	—	–8.1
Consumer Staples	—	–0.8
Energy	—	–3.7
Financials	—	–7.3
Health Care	0.1	–6.2
Industrials	0.1	–15.3
Information Technology	—	–8.5
Materials	—	–4.7
Real Estate	—	–0.4
Utilities	—	–0.1
U.S. Treasury Securities	41.4	–36.2
Exchange-Traded Funds	—	–4.0
Purchased Options	0.1	—
Short-Term Investments	2.8	—
Total Investments	100.0%	–100.0%

^	Represents percentage of total investments excluding securities sold short.
†	Represents percentage of total securities sold short.

18  Annual Report

Asset Class/Sector	Lazard Global Dynamic Multi-Asset Portfolio **	Lazard Opportunistic Strategies Portfolio **	Lazard Real Assets Portfolio

Equity*
Communication Services	5.8%	4.6%	0.1%
Consumer Discretionary	8.8	8.1	—
Consumer Staples	6.0	4.2	0.2
Energy	1.2	2.5	6.7
Financials	14.4	10.4	1.2
Health Care	10.1	7.2	—
Industrials	7.7	7.9	8.0
Information Technology	14.2	21.1	—
Materials	1.4	2.7	1.1
Real Estate	1.7	1.8	39.6
Utilities	2.4	1.9	20.8
Commodity	—	2.1	—
Exchange-Traded Funds	—	—	4.8
Fixed Income	—	24.0	—
Sovereign Debt	23.5	—	—
U.S. Treasury Securities	2.8	—	—
Short-Term Investments	—	1.5	17.5
Total Investments	100.0%	100.0%	100.0%

*	Represents percentage of total investments.
**	The sector breakdown includes the underlying holdings of exchange-traded funds held by the Portfolio.

Annual Report  19

The Lazard Funds, Inc. Portfolios of Investments
December 31, 2023

			Fair
Description		Shares	Value

Lazard Enhanced Opportunities Portfolio

Common Stocks | 0.4%

United States | 0.4%
Envista Holdings Corp. (*), (±)		2,576	$61,979
MannKind Corp. (*), (±)		8,193	29,822
Southwest Airlines Co. (±)		1,485	42,887
			134,688

Total Common Stocks (Cost $130,026)			134,688

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Convertible Corporate Bonds | 99.8%

Australia | 0.1%
Zip Co. Ltd., 5.000%, 04/23/28 (±), (Ø)	AUD	61	$46,557

Austria | 1.2%
ams-OSRAM AG, 2.125%, 11/03/27 (±)	EUR	500	439,510

Brazil | 1.8%
GOL Equity Finance SA, 3.750%, 07/15/24 (#), (±)	USD	829	689,795

Canada | 6.0%
Dye & Durham Ltd., 3.750%, 03/01/26 (±)	CAD	783	454,365
Ivanhoe Mines Ltd., 2.500%, 04/15/26 (±)	USD	347	485,234
Lithium Americas Argentina Corp., 1.750%, 01/15/27 (±)	USD	199	128,261

The accompanying notes are an integral part of these financial statements.

20  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Shopify, Inc., 0.125%, 11/01/25 (±)	USD	910	$862,680
SSR Mining, Inc., 2.500%, 04/01/39 (±)	USD	221	209,176
StorageVault Canada, Inc., 5.000%, 03/31/28 (±)	CAD	121	85,371
			2,225,087

Hong Kong | 2.2%
Cathay Pacific Finance III Ltd., 2.750%, 02/05/26 (±)	HKD	6,000	807,389

Israel | 1.2%
Wix.com Ltd., 0.000%, 08/15/25 (±)	USD	502	456,569

Netherlands | 2.2%
Pharming Group NV, 3.000%, 01/21/25 (±)	EUR	300	318,589
Basic-Fit NV, 1.500%, 06/17/28 (±)	EUR	500	497,380
			815,969

Singapore | 0.9%
Sea Ltd., 2.375%, 12/01/25 (±)	USD	336	321,888

United Kingdom | 0.5%
Just Eat Takeaway.com NV, 1.250%, 04/30/26 (±)	EUR	200	193,747

United States | 83.7%
Air Transport Services Group, Inc., 3.875%, 08/15/29 (±)	USD	49	43,733
Airbnb, Inc., 0.000%, 03/15/26 (±)	USD	95	85,557

The accompanying notes are an integral part of these financial statements.

Annual Report  21

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Amyris, Inc., 1.500%, 11/15/26 («), (±)	USD	938	$32,830
Apellis Pharmaceuticals, Inc., 3.500%, 09/15/26 (±)	USD	306	499,943
Arbor Realty Trust, Inc., 7.500%, 08/01/25 (±)	USD	564	574,716
Bentley Systems, Inc., 0.375%, 07/01/27 (±)	USD	48	43,176
Bill Holdings, Inc., 0.000%, 12/01/25 (±)	USD	689	649,727
Blackline, Inc., 0.125%, 08/01/24 (±)	USD	285	292,296
Block, Inc., 0.125%, 03/01/25 (±)	USD	254	249,403
Bloom Energy Corp.:
2.500%, 08/15/25 (±)	USD	197	224,876
3.000%, 06/01/28 (±)	USD	48	51,360
Bread Financial Holdings, Inc., 4.250%, 06/15/28 (±)	USD	324	347,101
Carnival Corp., 5.750%, 10/01/24 (±)	USD	455	866,775
Century Aluminum Co., 2.750%, 05/01/28 (±)	USD	235	205,117
Cerence, Inc., 3.000%, 06/01/25 (±)	USD	98	94,668
Chart Industries, Inc., 1.000%, 11/15/24 (±)	USD	573	1,334,402
Chefs’ Warehouse, Inc., 2.375%, 12/15/28	USD	522	498,101
Chegg, Inc., 0.125%, 03/15/25 (±)	USD	377	348,913
Coherus Biosciences, Inc., 1.500%, 04/15/26 (±)	USD	675	382,855

The accompanying notes are an integral part of these financial statements.

22  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

CONMED Corp., 2.250%, 06/15/27 (±)	USD	288	$289,267
CSG Systems International, Inc., 3.875%, 09/15/28 (±)	USD	97	97,912
Danimer Scientific, Inc., 3.250%, 12/15/26 (±)	USD	146	28,715
Desktop Metal, Inc., 6.000%, 05/15/27 (±)	USD	377	243,447
DigitalOcean Holdings, Inc., 0.000%, 12/01/26 (±)	USD	797	661,032
DISH Network Corp., 3.375%, 08/15/26 (±)	USD	1	535
Eagle Bulk Shipping, Inc., 5.000%, 08/01/24 (±)	USD	1,041	1,837,885
Encore Capital Group, Inc., 4.000%, 03/15/29 (±)	USD	513	507,870
Enphase Energy, Inc.:
0.000%, 03/01/26 (±)	USD	197	180,452
0.000%, 03/01/28 (±)	USD	54	48,298
Envestnet, Inc., 0.750%, 08/15/25 (±)	USD	448	419,328
Everbridge, Inc.:
0.125%, 12/15/24 (±)	USD	197	183,703
0.000%, 03/15/26 (±)	USD	215	186,513
Expedia Group, Inc., 0.000%, 02/15/26 (±)	USD	473	449,586
EZCORP, Inc.:
2.875%, 07/01/24 (±)	USD	637	653,243
3.750%, 12/15/29 (±)	USD	437	443,336
Fisker, Inc., 2.500%, 09/15/26 (±)	USD	775	167,683
fuboTV, Inc., 3.250%, 02/15/26 (±)	USD	16	11,760
Green Plains, Inc., 2.250%, 03/15/27 (±)	USD	247	258,584
Greenbrier Cos., Inc., 2.875%, 04/15/28 (±)	USD	652	642,872

The accompanying notes are an integral part of these financial statements.

Annual Report  23

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Guess, Inc., 3.750%, 04/15/28 (±)	USD	617	$687,585
Guidewire Software, Inc., 1.250%, 03/15/25 (±)	USD	525	578,287
Harmonic, Inc., 2.000%, 09/01/24 (±)	USD	325	494,000
HAT Holdings I LLC/HAT Holdings II LLC, 3.750%, 08/15/28 (±)	USD	117	136,750
Health Catalyst, Inc., 2.500%, 04/15/25 (±)	USD	42	40,215
i3 Verticals LLC, 1.000%, 02/15/25 (±)	USD	370	347,106
INOTIV, Inc., 3.250%, 10/15/27 (±)	USD	468	201,806
Insmed, Inc., 0.750%, 06/01/28 (±)	USD	197	225,959
Insulet Corp., 0.375%, 09/01/26 (±)	USD	192	221,568
Kaman Corp., 3.250%, 05/01/24 (±)	USD	186	181,350
Karyopharm Therapeutics, Inc., 3.000%, 10/15/25 (±)	USD	107	53,500
Liberty Interactive LLC:
4.000%, 11/15/29 (±)	USD	1,079	275,145
3.750%, 02/15/30 (±)	USD	1,489	379,695
Liberty Media Corp.:
2.750%, 12/01/49 (±)	USD	948	897,092
2.375%, 09/30/53 (±)	USD	437	474,582
Livent Corp., 4.125%, 07/15/25 (±)	USD	387	812,506
Marcus Corp., 5.000%, 09/15/25 (±)	USD	398	587,846
Marriott Vacations Worldwide Corp., 0.000%, 01/15/26 (±)	USD	58	51,214
Match Group Financeco 2, Inc., 0.875%, 06/15/26 (±)	USD	1,010	913,444

The accompanying notes are an integral part of these financial statements.

24  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Mesa Laboratories, Inc., 1.375%, 08/15/25 (±)	USD	455	$420,010
Mirum Pharmaceuticals, Inc., 4.000%, 05/01/29 (±)	USD	18	21,960
Model N, Inc., 2.625%, 06/01/25 (±)	USD	51	54,876
NCL Corp. Ltd.:
5.375%, 08/01/25 (±)	USD	38	48,944
1.125%, 02/15/27 (±)	USD	21	19,280
2.500%, 02/15/27 (±)	USD	231	217,371
NeoGenomics, Inc., 1.250%, 05/01/25 (±)	USD	414	388,125
Pacira BioSciences, Inc., 0.750%, 08/01/25 (±)	USD	768	711,840
Pegasystems, Inc., 0.750%, 03/01/25 (±)	USD	85	78,923
PennyMac Corp. , 5.500%, 03/15/26 (±)	USD	462	427,951
PG&E Corp., 4.250%, 12/01/27 (±)	USD	96	101,088
Plug Power, Inc., 3.750%, 06/01/25 (±)	USD	532	560,622
Porch Group, Inc., 0.750%, 09/15/26 (±)	USD	965	302,045
PureCycle Technologies, Inc., 7.250%, 08/15/30 (±)	USD	77	29,876
Redfin Corp., 0.500%, 04/01/27 (±)	USD	372	240,647
Repay Holdings Corp., 0.000%, 02/01/26 (±)	USD	518	442,890
Repligen Corp., 1.000%, 12/15/28 (±)	USD	528	591,888
RingCentral, Inc., 0.000%, 03/15/26 (±)	USD	286	249,178
Seagate HDD Cayman, 3.500%, 06/01/28 (±)	USD	48	58,152

The accompanying notes are an integral part of these financial statements.

Annual Report  25

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

Shift Technologies, Inc., 4.750%, 05/15/26 («), (±)	USD	850	$13,813
Shift4 Payments, Inc., 0.000%, 12/15/25 (±)	USD	809	901,550
SMART Global Holdings, Inc., 2.000%, 02/01/29 (±)	USD	398	430,636
Summit Hotel Properties, Inc., 1.500%, 02/15/26 (±)	USD	192	171,168
Transocean, Inc., 4.625%, 09/30/29 (±)	USD	579	1,200,730
Two Harbors Investment Corp., 6.250%, 01/15/26 (±)	USD	95	87,875
Varex Imaging Corp., 4.000%, 06/01/25 (±)	USD	382	447,169
Veeco Instruments, Inc.:
3.500%, 01/15/25 (±)	USD	63	86,950
3.750%, 06/01/27 (±)	USD	130	296,400
Vishay Intertechnology, Inc., 2.250%, 09/15/30 (±)	USD	19	18,753
Winnebago Industries, Inc., 1.500%, 04/01/25 (±)	USD	485	609,402
WisdomTree, Inc., 5.750%, 08/15/28 (±)	USD	119	123,284
Wolfspeed, Inc., 0.250%, 02/15/28 (±)	USD	306	207,621
			31,258,237

Total Convertible Corporate Bonds (Cost $38,825,313)			37,254,748

U.S. Treasury Securities | 74.2%
U.S. Treasury Bills:
0.000%, 03/07/24 (±)	USD	3,740	3,704,844
0.000%, 03/14/24 (±)	USD	3,750	3,711,086
0.000%, 03/19/24 (±)	USD	1,110	1,097,655

The accompanying notes are an integral part of these financial statements.

26  Annual Report

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Enhanced Opportunities Portfolio (continued)

0.000%, 03/21/24 (±)	USD	6,915	$6,836,217
0.000%, 03/28/24 (±)	USD	3,035	2,997,322
0.000%, 04/11/24 (±)	USD	8,825	8,697,871
U.S. Treasury Note, 4.125%, 10/31/27 (±)	USD	656	660,126

Total U.S. Treasury Securities (Cost $27,696,335)			27,705,121

		Number of	Exercise	Notional	Fair
Description	Counterparty	Contracts	Price	Amount	Value

Purchased Options | 0.1%

Call
American Airlines Group, Inc., Expires 01/19/24	MSC	19	$16	$1,900	$76
Anywhere Real Estate, Inc., Expires 03/15/24	MSC	72	8	7,200	10,800
Beauty Health Co., Expires 05/17/24	MSC	47	5	4,700	1,175
DISH Network Corp., Expires 02/16/24	MSC	56	5	5,600	6,888
Draftkings, Inc., Expires 01/19/24	MSC	5	40	500	90
Jetblue Airways Corp., Expires 01/19/24	MSC	19	7	1,900	190
Maxeon Solar Technologies, Ltd., Expires 02/16/24	MSC	29	8	2,900	3,335
Maxeon Solar Technologies, Ltd., Expires 03/15/24	MSC	38	8	3,800	5,776
Plug Power, Inc., Expires 01/19/24	MSC	48	6	4,800	768

The accompanying notes are an integral part of these financial statements.

Annual Report  27

		Number of	Exercise	Notional	Fair
Description	Counterparty	Contracts	Price	Amount	Value

Lazard Enhanced Opportunities Portfolio (continued)

Redfin Corp., Expires 01/19/24	MSC	38	$13	$3,800	$722
Sirius XM Holdings,Inc., Expires 01/19/24	MSC	30	6	3,000	390

Put
Arbor Realty Trust, Inc., Expires 01/19/24	MSC	19	14	1,900	646
Fisker, Inc., Expires 05/17/24	MSC	55	4	5,500	3,620
Lucid Group, Inc., Expires 05/17/24	MSC	20	4	2,000	1,260
Maxeon Solar Technologies, Ltd., Expires 06/21/24	MSC	50	3	5,000	2,000
Norwegian CruiseLine Holdings, Expires 01/19/24	MSC	19	18	1,900	190
Plug Power, Inc., Expires 01/19/24	MSC	96	4	9,600	960
Snap, Inc., Expires 02/02/24	MSC	10	16	1,000	910
Travere Therapeutics, Inc., Expires 01/19/24	MSC	9	5	900	45

Total Purchased Options (Cost $33,123)					39,841

					Fair
Description				Shares	Value

Short-Term Investments | 5.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $1,860,324)				1,860,324	$1,860,324

Total Investments excluding Securities Sold Short | 179.5% (Cost $68,545,121)					$66,994,722

The accompanying notes are an integral part of these financial statements.

28  Annual Report

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Securities Sold Short | (81.3)%

Common Stocks | (47.9)%

Canada | (1.7)%
Dye & Durham Ltd.	(321)	$(3,479)
Ivanhoe Mines Ltd., Class A	(38,831)	(376,573)
Lithium Americas Argentina Corp.	(7,851)	(49,618)
Shopify, Inc., Class A	(1,701)	(132,508)
SSR Mining, Inc.	(4,291)	(46,171)
StorageVault Canada, Inc.	(6,443)	(25,431)
		(633,780)

Hong Kong | (1.2)%
Cathay Pacific Airways Ltd.	(432,800)	(451,908)

Netherlands | (0.3)%
Basic-Fit NV	(3,182)	(99,678)
Pharming Group NV	(10,485)	(11,921)
		(111,599)

Singapore | (0.1)%
Sea Ltd. ADR	(961)	(38,921)

United States | (44.6)%
Air Transport Services Group, Inc.	(905)	(15,937)
Airbnb, Inc., Class A	(71)	(9,666)
Anywhere Real Estate, Inc.	(1,607)	(13,033)
Apellis Pharmaceuticals, Inc.	(5,958)	(356,646)
Arbor Realty Trust, Inc. REIT	(15,658)	(237,688)
ATI, Inc.	(324)	(14,732)
Bentley Systems, Inc., Class B	(173)	(9,027)
Bill Holdings, Inc.	(1,499)	(122,303)
BlackLine, Inc.	(1,219)	(76,114)
Block, Inc.	(2,815)	(217,740)
Bloom Energy Corp., Class A	(9,467)	(140,112)

The accompanying notes are an integral part of these financial statements.

Annual Report  29

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Bread Financial Holdings, Inc.	(7,053)	$(232,326)
Carnival Corp.	(43,975)	(815,296)
Century Aluminum Co.	(10,779)	(130,857)
Cerence, Inc.	(359)	(7,058)
Chart Industries, Inc.	(9,618)	(1,311,222)
Cheesecake Factory, Inc.	(355)	(12,429)
Chefs’ Warehouse, Inc.	(8,068)	(237,441)
Coherus Biosciences, Inc.	(14,844)	(49,431)
Collegium Pharmaceutical, Inc.	(301)	(9,265)
CONMED Corp.	(1,148)	(125,717)
CSG Systems International, Inc.	(753)	(40,067)
Danimer Scientific, Inc.	(18,193)	(18,557)
Datadog, Inc., Class A	(2,597)	(315,224)
Desktop Metal, Inc., Class A	(155,757)	(116,973)
DigitalOcean Holdings, Inc.	(758)	(27,811)
Echostar Corp., Class A	(5,290)	(30,523)
Dynavax Technologies Corp.	(10,660)	(149,027)
Eagle Bulk Shipping, Inc.	(32,528)	(1,802,051)
Encore Capital Group, Inc.	(5,884)	(298,613)
Enphase Energy, Inc.	(318)	(42,020)
Envestnet, Inc.	(213)	(10,548)
Etsy, Inc.	(242)	(19,614)
Evolent Health, Inc., Class A	(3,703)	(122,310)
Expedia Group, Inc.	(540)	(81,967)
EZCORP, Inc. Class A	(56,517)	(493,959)
Fisker, Inc.	(300)	(525)
Five9, Inc.	(180)	(14,164)
Green Plains, Inc.	(5,348)	(134,877)
Greenbrier Cos., Inc.	(7,360)	(325,165)
Guess?, Inc.	(10,623)	(244,966)
Guidewire Software, Inc.	(3,002)	(327,338)
Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	(3,910)	(107,838)
Harmonic, Inc.	(6,725)	(87,694)
Health Catalyst, Inc.	(826)	(7,649)
HubSpot, Inc.	(103)	(59,796)
I3 Verticals, Inc., Class A	(613)	(12,977)
Innoviva, Inc.	(1,731)	(27,765)

The accompanying notes are an integral part of these financial statements.

30  Annual Report

		Fair
Description	Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Inotiv, Inc.	(8,219)	$(30,164)
Insmed, Inc.	(4,979)	(154,299)
Insulet Corp.	(564)	(122,377)
Karyopharm Therapeutics, Inc.	(1,972)	(1,706)
LCI Industries	(432)	(54,307)
Live Nation Entertainment, Inc.	(3,112)	(291,283)
Livent Corp.	(41,911)	(753,560)
Marcus Corp.	(34,937)	(509,381)
Marriott Vacations Worldwide Corp.	(491)	(41,681)
Match Group, Inc.	(1,755)	(64,057)
Maxeon Solar Technologies, Ltd.	(1,291)	(9,256)
Mesa Laboratories, Inc.	(188)	(19,697)
Mirum Pharmaceuticals, Inc.	(458)	(13,520)
Mitek Systems, Inc.	(2,656)	(34,634)
Model N, Inc.	(801)	(21,571)
MongoDB, Inc.	(467)	(190,933)
National Vision Holdings, Inc.	(1,029)	(21,537)
NeoGenomics, Inc.	(665)	(10,760)
Norwegian Cruise Line Holdings Ltd.	(25,519)	(511,401)
Pacira BioSciences, Inc.	(963)	(32,492)
Pebblebrook Hotel Trust REIT	(2,978)	(47,588)
Penn Entertainment, Inc.	(1,966)	(51,155)
PennyMac Mortgage Investment Trust	(4,528)	(67,694)
PetIQ, Inc.	(503)	(9,934)
PG&E Corp.	(2,048)	(36,925)
Plug Power, Inc.	(100,381)	(451,714)
Porch Group, Inc.	(10,765)	(33,156)
PureCycle Technologies, Inc.	(5,196)	(21,044)
Q2 Holdings, Inc.	(224)	(9,724)
Redfin Corp.	(809)	(8,349)
Repay Holdings Corp.	(2,989)	(25,526)
Repligen Corp.	(1,936)	(348,093)
Seagate Technology Holdings PLC	(395)	(33,721)
Shift4 Payments, Inc., Class A	(6,060)	(450,500)
SMART Global Holdings, Inc.	(14,610)	(276,567)
Snap, Inc., Class A	(13,749)	(232,771)
SoFi Technologies, Inc.	(650)	(6,467)

The accompanying notes are an integral part of these financial statements.

Annual Report  31

			Fair
Description		Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Spotify Technology SA		(34)	$(6,389)
Summit Hotel Properties, Inc. REIT		(6,076)	(40,831)
TechTarget, Inc.		(24)	(837)
Topgolf Callaway Brands Corp.		(3,158)	(45,286)
Transocean Ltd.		(153,759)	(976,370)
Travere Therapeutics, Inc.		(2,709)	(24,354)
Varex Imaging Corp.		(11,938)	(244,729)
Veeco Instruments, Inc.		(10,918)	(338,786)
Vishay Intertechnology, Inc.		(379)	(9,085)
Winnebago Industries, Inc.		(6,228)	(453,897)
WisdomTree, Inc.		(7,533)	(52,204)
Wolfspeed, Inc.		(1,392)	(60,566)
Zscaler, Inc.		(1,422)	(315,058)
			(16,631,994)

Total Common Stocks (Proceeds $17,037,283)			(17,868,202)

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Convertible Corporate Bonds | (0.7)%

United States | (0.7)%
DISH Network Corp. 0.000%, 12/15/25	USD	(99)	$(61,875)
Southwest Airlines Co. 1.250%, 05/01/25	USD	(198)	$(200,822)
			(262,697)

Total Convertible Corporate Bonds (Proceeds $240,488)			(262,697)

The accompanying notes are an integral part of these financial statements.

32  Annual Report

			Fair
Description		Shares	Value

Lazard Enhanced Opportunities Portfolio (continued)

Exchange-Traded Funds | (3.3)%
iShares iBoxx $ High Yield Corporate Bond ETF		(5,335)	$(412,876)
SPDR S&P 500 ETF Trust		(1,704)	(809,928)
(Proceeds $1,202,905)			(1,222,804)

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

U.S. Treasury Securities | (29.4)%
U.S. Treasury Bills, 0.000%, 01/09/24 (Proceeds $10,987,136)	USD	(11,000)	$(10,988,783)

Total Securities Sold Short (Proceeds $29,467,812)			(30,342,486)

Total Investments | 98.2% (Cost and short proceeds $39,077,309) (»)			36,652,236

Cash and Other Assets in Excess of Liabilities | 1.8%			680,825

Net Assets | 100.0%			$37,333,061

The accompanying notes are an integral part of these financial statements.

Annual Report  33

Lazard Enhanced Opportunities Portfolio (continued)

Forward Currency Contracts open at December 31, 2023:

Currency		Currency			Settlement	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Depreciation

USD	57,103	AUD	84,000	SSB	03/26/24	$281
USD	511,518	CAD	680,000	SSB	03/26/24	2,253
USD	1,505,186	EUR	1,365,000	SSB	03/26/24	6,717
USD	325,326	HKD	2,537,000	SSB	03/26/24	187
Total gross unrealized depreciation on Forward Currency Contracts						$9,438

Written Options open at December 31, 2023:

		Number of	Strike	Expiration	Notional		Fair
Description	Counterparty	Contracts	Price	Date	Amount	Premiums	Value

Put
DISH Network Corp.	MSC	56	$4.5	03/15/24	$5,600	$3,091	$(2,240)
Maxeon Solar Technologies, Ltd.	MSC	29	5	02/16/24	2,900	1,454	(1,102)
Maxeon Solar Technologies, Ltd. MSC		19	5	03/15/24	1,900	1,335	(1,900)
Total Written Options		104				$5,880	$(5,242)

Total Return Swap Agreements open at December 31, 2023:

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate	Appreciation	Depreciation

Long Position Contract

USD	NIP	$113,400	11/30/27	Anywhere Real Estate Group LLC 0.250%, 06/15/26	5.32%	$4,132	$—
USD	NIP	934,544	11/30/27	ATI, Inc., 3.500%, 06/15/25	5.32	157,128	—
USD	BNP	171,810	10/17/24	Beauty Health Co., 1.250%, 10/01/26	5.32	22,285	—
USD	BNP	472,994	10/17/24	Blackline, Inc., 0.000%, 03/15/26	5.32	20,559	—
USD	NIP	823,241	11/30/27	Block, Inc., 0.125%, 03/01/25	5.32	48,686	—

The accompanying notes are an integral part of these financial statements.

34  Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate	Appreciation	Depreciation

USD	BNP	$225,870	10/17/24	Cheesecake Factory Inc., 0.375%, 06/15/26	5.32%	$4,885	$—
USD	NIP	248,128	11/30/27	Cloudflare, Inc., 0.0005, 08/15/26	5.32	11,576	—
USD	BNP	496,381	10/17/24	Collegium Pharmaceutical, Inc., 2.875%, 02/15/26	5.32	68,044	—
USD	NIP	52,895	11/30/27	Cutera, Inc., 2.250%, 06/01/28	5.32	—	30,845
USD	NIP	1,277,807	11/30/27	Datadog, Inc., 0.125%, 06/15/25	5.32	253,486	—
USD	NIP	167,435	11/30/27	DISH Network Corp., 3.375%, 08/15/26	5.32	—	17,635
USD	NIP	482,160	11/30/27	DocuSign, Inc., 0.000%, 01/15/24	5.32	9,851	—
USD	NIP	1,177,115	11/30/27	Dynavax Technologies Corp., 2.500%, 05/15/26	5.32	41,484	—
USD	BNP	470,113	10/17/24	Encore Capital Group, Inc., 3.250%, 10/01/25	5.32	—	49,537
USD	BNP	237,503	10/17/24	Etsy, Inc., 0.125%, 10/01/26	5.32	—	83,954
USD	BNP	712,754	10/17/24	Evolent Health, Inc., 1.500%, 10/15/25	5.32	32,482	—
USD	BNP	1,113,474	10/17/24	Five9, Inc., 0.500%, 06/01/25	5.32	18,882	—
USD	NIP	639,450	11/30/27	Fiverr International, Ltd., 0.000%, 11/01/25	5.32	16,979	—
USD	BNP	22,398	10/17/24	Granite Construction, Inc., 3.750%, 05/15/28	5.32	1,867	—
USD	BNP	187,890	10/17/24	HAT Holdings I LLC / HAT Holdings II LLC 0.000%, 05/01/25	5.32	11,336	—
USD	NIP	540,689	11/30/27	Health Catalyst, Inc.	5.32	10,831	—
USD	NIP	1,228,430	11/30/27	HubSpot, Inc., 0.375%, 06/01/25	5.32	145,551	—
USD	BNP	559,165	10/17/24	Innoviva, Inc., 2.125%, 03/15/28	5.32	31,392	—
USD	BNP	762,464	10/17/24	Kaman Corp., 3.250%, 05/01/24	5.32	3,886	—
USD	NIP	734,918	11/30/27	LCI Industries 1.125%, 05/15/26	5.32	31,432	—
USD	NIP	590,707	11/30/27	MannKind Corp., 2.500%, 03/01/26	5.32	—	97,235

The accompanying notes are an integral part of these financial statements.

Annual Report  35

Lazard Enhanced Opportunities Portfolio (continued)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate	Appreciation	Depreciation

USD	BNP	$251,416	10/17/24	Marriott Vacations Worldwide Corp.	5.32%	$—	$8,583
USD	BNP	511,148	10/17/24	Marriott Vacations Worldwide Corp., 0.000%, 01/15/26	5.32	—	11,370
USD	BNP	877,014	10/17/24	Maxeon Solar Technologies, Ltd., 6.500%, 07/15/25	5.32	—	445,577
USD	BNP	395,689	10/17/24	Mitek Systems, Inc., 0.750%, 02/01/26	5.32	29,936	—
USD	BOA	1,494,361	08/15/24- 12/02/24	MongoDB, Inc., 0.250%, 01/15/26	5.32	112,384	—
USD	NIP	471,924	11/30/27	National Vision Holdings, Inc., 2.500%, 05/15/25	5.32	5,688	—
USD	BNP	950,001	10/17/24	NCL Corp., Ltd., 5.275%, 08/01/25	5.32	103,583	—
USD	BNP	273,650	10/17/24	NCL Corp., Ltd., 6.000%, 05/15/24	5.32	59,928	—
USD	BNP	350,514	10/17/24	NCL Corp., Ltd., 1.125%, 02/15/27	5.32	68,139	—
USD	BNP	44,347	10/17/24	NCL Corp., Ltd., 2.500%, 02/15/27	5.32	7,408	—
USD	NIP	353,402	11/30/27	NuVasive, Inc., 0.375%, 03/15/25	5.32	—	1,007
USD	BNP	660,512	10/17/24	Pebblebrook Hotel Trust 1.750%, 12/15/26	5.32	23,727	—
USD	NIP	548,116	11/30/27	Pegasystems, Inc., 0.750%, 03/01/25	5.32	6,199	—
USD	NIP	699,282	11/30/27	Penn Entertainment, Inc., 2.750%, 05/15/26	5.32	57,318	—
USD	BNP	433,417	10/17/24	PetIQ, Inc., 4.000%, 06/01/26	5.32	28,875	—
USD	NIP	644,501	11/30/27	Q2 Holdings, Inc., 0.750%, 06/01/26	5.32	20,745	—
USD	NIP	355,299	11/30/27	Q2 Holdings, Inc., 0.125%, 11/15/25	5.32	6,845	—
USD	NIP	434,886	11/30/27	Snap, Inc., 0.750%, 08/01/26	5.32	77,154	—
USD	NIP	514,209	11/30/27	Snap, Inc., 0.250%, 05/01/25	5.32	49,695	—

The accompanying notes are an integral part of these financial statements.

36  Annual Report

Lazard Enhanced Opportunities Portfolio (continued)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate	Appreciation	Depreciation

USD	NIP	$577,019	11/30/27	Snap, Inc., 0.125%, 03/01/28	5.32%	$65,173	$—
USD	BNP	153,464	10/17/24	SoFi Technologies, Inc., 0.000%, 10/15/26	5.32	14,143	—
USD	BNP	213,897	10/17/24	Spotify USA, Inc., 0.000%, 03/15/26	5.32	4,963	—
USD	BNP	14,758	10/17/24	TechTarget, Inc., 0.000%, 12/15/26	5.32	1,107	—
USD	NIP	596,290	11/30/27	Topgolf Callaway Brands Corp., 2.750%, 05/01/26	5.32	—	120,951
USD	NIP	419,756	11/30/27	Travere Therapeutics, Inc., 2.250%, 03/01/29	5.32	—	114,176
USD	NIP	709,970	11/30/27	Unity Software, Inc., 0.0005, 11/15/26	5.32	35,742	—
USD	NIP	32,155	11/30/27	Veeco Instruments, Inc., 2.875%, 06/01/29	5.32	2,432	—
USD	NIP	668,591	11/30/27	Zscaler, Inc., 0.125%, 07/01/25	5.32	233,065	—
Short Position Contract

USD	NIP	9,751	11/30/27	2U, Inc., 2.250%, 05/01/25	5.32	$1,519	$—
USD	BNP	877	10/17/24	Anywhere Real Estate, Inc.	5.32	—	502
USD	NIP	3,970	11/30/27	Anywhere Real Estate, Inc.	5.32	—	2,332
USD	BOA	2,825	05/31/24	Arbor Realty Trust, Inc.	5.32	—	576
USD	NIP	885,030	11/30/27	ATI, Inc.	5.32	—	169,283
USD	BNP	30,885	10/17/24	Blackline, Inc.	5.32	—	5,580
USD	BNP	9,653	10/17/24	Cerence, Inc.	5.32	2,359	—
USD	BNP	13,835	10/17/24	Cheesecake Factory Inc.	5.32	—	905
USD	NIP	34,083	11/30/27	Cloudflare, Inc.	5.32	—	7,630
USD	BNP	58,278	10/17/24	Coherus Biosciences, Inc.	5.32	7,342	—
USD	BNP	263,253	10/17/24	Collegium Pharmaceutical, Inc.	5.32	—	73,172
USD	NIP	15,255	11/30/27	Cutera, Inc.	5.32	8,776	—
USD	NIP	615,440	11/30/27	Datadog, Inc.	5.32	—	222,932
USD	NIP	694,128	11/30/27	Dynavax Technologies Corp.	5.32	—	103,235
USD	NIP	12,948	11/30/27	Echostar Corp.	5.32	—	—
USD	BNP	366,681	10/17/24	Encore Capital Group, Inc.	5.32	40,206	—

The accompanying notes are an integral part of these financial statements.

Annual Report  37

Lazard Enhanced Opportunities Portfolio (continued)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate	Appreciation	Depreciation

USD	NIP	$225,030	11/30/27	Envista Holdings Corp., 1.750%, 08/15/28	5.32%	$7,260	$—
USD	BNP	113,464	10/17/24	Etsy, Inc.	5.32	49,840	—
USD	BNP	265,971	10/17/24	Evolent Health, Inc.	5.32	—	48,904
USD	BOA	108,518	05/31/24	Fisker, Inc.	5.32	78,278	—
USD	BNP	36,386	10/17/24	Fisker, Inc.	5.32	13,941	—
USD	BNP	70,376	10/17/24	Five9, Inc.	5.32	—	15,711
USD	NIP	27,264	11/30/27	Five9, Inc.	5.32	—	8,540
USD	BOA	147,855	12/19/24- 12/23/24	Gol Linhas Aereas Inteligentes SA	5.32	—	341
USD	BNP	15,081	10/17/24	Granite Construction, Inc.	5.32	—	1,542
USD	BOA	8,830	05/31/24	Greenbrier Cos. Inc.	5.32	—	5,528
USD	BNP	157,579	10/17/24	Guess?, Inc.	5.32	—	8,246
USD	BNP	412,971	10/17/24	Harmonic, Inc.	5.32	59,366	—
USD	NIP	7,619	11/30/27	Health Catalyst, Inc.	5.32	—	678
USD	NIP	1,097,359	11/30/27	HubSpot, Inc.	5.32	—	139,771
USD	BNP	20,241	10/17/24	I3 Verticals, Inc.	5.32	1,485	—
USD	BNP	161,224	10/17/24	Innoviva, Inc.	5.32	—	27,133
USD	BOA	346,538	05/31/24	iShares iBoxx $ High Yield Corporate Bond ETF	5.32	—	15,337
USD	BNP	7,558	10/17/24	Karyopharm Therapeutics, Inc.	5.32	4,886	—
USD	NIP	229,174	11/30/27	LCI Industries	5.32	—	15,835
USD	NIP	80,625	11/30/27	LivePerson, Inc., 0.000%, 12/15/26	5.32	—	3,225
USD	NIP	306,076	11/30/27	MannKind Corp.	5.32	95,069	—
USD	BNP	66,324	10/17/24	Marriott Vacations Worldwide Corp.	5.32	10,908	—
USD	BNP	749,301	10/17/24	Maxeon Solar Technologies, Ltd.	5.32	549,309	—
USD	BNP	78,069	10/17/24	Mitek Systems, Inc.	5.32	—	18,701
USD	BOA	1,002,893	05/09/24- 12/02/24	MongoDB, Inc.	5.32	—	263,724
USD	BOA	19,450	10/16/24- 11/04/24	National Vision Holdings, Inc.	5.32	—	5,687
USD	BNP	7,678	10/17/24	National Vision Holdings, Inc.	5.32	—	1,259

The accompanying notes are an integral part of these financial statements.

38  Annual Report

Lazard Enhanced Opportunities Portfolio (concluded)

		Notional	Expiration			Unrealized	Unrealized
Currency	Counterparty	Amount	Date	Reference Entity^	Rate	Appreciation	Depreciation

USD	NIP	$108,753	11/30/27	National Vision Holdings, Inc.	5.32%	$42,845	$—
USD	BNP	36,381	10/17/24	NeoGenomics, Inc.	5.32	3,697	—
USD	BNP	577,613	10/17/24	Norwegian Cruise Line Holdings, Ltd.	5.32	—	145,630
USD	BNP	14,199	10/17/24	Pacira BioSciences, Inc.	5.32	—	579
USD	BNP	167,990	10/17/24	Pebblebrook Hotel Trust	5.32	—	26,048
USD	NIP	390,357	11/30/27	Penn Entertainment, Inc.	5.32	—	47,637
USD	BNP	17,846	10/17/24	PennyMac Mortgage Investment Trust	5.32	—	2,938
USD	BNP	102,441	10/17/24	PetIQ, Inc.	5.32	—	45,191
USD	BNP	37,579	10/17/24	Q2 Holdings, Inc.	5.32	—	1,794
USD	NIP	75,513	11/30/27	Q2 Holdings, Inc.	5.32	—	26,978
USD	BNP	1,281	10/17/24	Redfin Corp.	5.32	—	1,206
USD	BNP	9,290	10/17/24	Shopify, Inc.	5.32	—	2,784
USD	NIP	197,138	11/30/27	Snap, Inc.	5.32	—	115,915
USD	BNP	30,826	10/17/24	SoFi Technologies, Inc.	5.32	—	6,516
USD	BNP	2,734	10/17/24	Spotify Technology SA	5.32	103	—
USD	NIP	43,966	11/30/27	Stem, Inc., 0.500%, 12/01/28	5.32	—	1,170
USD	NIP	248,856	11/30/27	Topgolf Callaway Brands Corp.	5.32	78,110	—
USD	BNP	1,330	10/17/24	Travere Therapeutics, Inc.	5.32	763	—
USD	NIP	120,926	11/30/27	Travere Therapeutics, Inc.	5.32	51,542	—
USD	NIP	17,317	11/30/27	Veeco Instruments, Inc.	5.32	—	6,093
AUD	BNP	1,343	10/17/24	Zip Co., Ltd.	4.34	—	969
AUD	NIP	20,887	11/30/27	Zip Co., Ltd.	4.34	—	14,380
USD	NIP	271,776	11/30/27	Zscaler, Inc.	5.32	—	169,571
Total gross unrealized appreciation/depreciation on Total Return Swap Agreements						$3,068,607	$2,762,578

^	For long position contracts the Portfolio receives appreciation and dividends/interest and pays depreciation of the referenced entity as well as financing charges at the referenced rate. For short position contracts, the Portfolio pays appreciation and dividends/interest and receives depreciation of the referenced entity as well as financing charges at the referenced rate.

The accompanying notes are an integral part of these financial statements.

Annual Report  39

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio

Common Stocks | 56.1%

Australia | 1.1%
Brambles Ltd.	3,903	$36,138
Cochlear Ltd.	32	6,502
Coles Group Ltd.	843	9,237
Computershare Ltd. ADR	572	9,475
Coronado Global Resources, Inc. CDI	3,556	4,249
GrainCorp Ltd., Class A	933	4,627
Medibank Pvt Ltd.	1,354	3,281
Northern Star Resources Ltd.	599	5,603
Perseus Mining Ltd.	6,198	7,848
Pilbara Minerals Ltd.	1,733	4,644
Qantas Airways Ltd. (*)	1,380	5,031
REA Group Ltd.	53	6,522
Telstra Group Ltd.	4,654	12,540
		115,697

Austria | 0.1%
CA Immobilien Anlagen AG	164	5,877

Bermuda | 0.0%
RenaissanceRe Holdings Ltd.	20	3,920

Brazil | 0.1%
MercadoLibre, Inc. (*)	4	6,286

Canada | 2.1%
Birchcliff Energy Ltd.	610	2,661
Canadian Natural Resources Ltd.	85	5,569
CGI, Inc. (*)	64	6,856
Constellation Software, Inc.	12	29,752
Dollarama, Inc.	433	31,204
Fairfax Financial Holdings Ltd.	7	6,458
Great-West Lifeco, Inc.	161	5,329
Hydro One Ltd.	119	3,565

The accompanying notes are an integral part of these financial statements.

40  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

International Petroleum Corp. (*)	737	$8,857
Loblaw Cos. Ltd.	166	16,071
Manulife Financial Corp.	2,451	54,161
Metro, Inc.	355	18,376
Parex Resources, Inc.	288	5,423
Teck Resources Ltd., Class B	143	6,045
Teekay Tankers Ltd., Class A	100	4,997
Toronto-Dominion Bank	274	17,706
		223,030

China | 0.3%
BOC Hong Kong Holdings Ltd.	1,500	4,059
NXP Semiconductors NV	79	18,145
Wilmar International Ltd.	1,400	3,778
		25,982

Denmark | 0.9%
Carlsberg AS, Class B ADR	436	10,911
Novo Nordisk AS, Class B	786	81,300
		92,211

Finland | 0.1%
Kone OYJ ADR	389	9,710
Nordea Bank Abp	266	3,298
		13,008

France | 1.4%
BNP Paribas SA	530	36,722
Bureau Veritas SA ADR	159	8,053
Cie de Saint-Gobain SA	33	2,440
Cie Generale des Etablissements Michelin SCA	145	5,210
Legrand SA ADR	466	9,688
LVMH Moet Hennessy Louis Vuitton SE ADR	81	13,159
Orange SA	1,576	17,929
Pernod Ricard SA ADR	257	9,072
Societe Generale SA	526	14,024

The accompanying notes are an integral part of these financial statements.

Annual Report  41

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Thales SA ADR	448	$13,232
TotalEnergies SE	49	3,329
Vinci SA	125	15,699
		148,557

Germany | 0.8%
Bayerische Motoren Werke AG	204	22,690
Beiersdorf AG	37	5,544
Commerzbank AG	466	5,535
Deutsche Bank AG	785	10,714
Infineon Technologies AG	274	11,428
Mercedes-Benz Group AG	40	2,763
Merck KGaA ADR	279	8,908
Talanx AG	118	8,421
TUI AG (*)	556	4,337
		80,340

Hong Kong | 0.3%
AIA Group Ltd. ADR	252	8,737
Jardine Matheson Holdings Ltd.	100	4,116
Link REIT	700	3,915
Sun Hung Kai Properties Ltd.	500	5,381
Swire Pacific Ltd., Class A	500	4,222
WH Group Ltd.	5,500	3,547
		29,918

Israel | 0.1%
Bezeq The Israeli Telecommunication Corp. Ltd.	6,413	8,715
Perion Network Ltd. (*)	139	4,291
		13,006

Italy | 0.7%
Banco BPM SpA	2,022	10,676
BPER Banca	1,186	3,964
Ferrari NV	29	9,774
Intesa Sanpaolo SpA	5,536	16,160

The accompanying notes are an integral part of these financial statements.

42  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Poste Italiane SpA	911	$10,336
Saras SpA	3,367	6,017
Telecom Italia SpA (*)	18,047	5,872
UniCredit SpA	484	13,130
		75,929

Japan | 4.5%
ANA Holdings, Inc. (*)	200	4,334
Central Japan Railway Co.	300	7,607
Chubu Electric Power Co., Inc.	2,400	30,967
Chugoku Electric Power Co., Inc.	500	3,579
Daiwa Securities Group, Inc.	500	3,351
East Japan Railway Co.	200	11,506
Electric Power Development Co. Ltd.	400	6,538
Ezaki Glico Co. Ltd.	100	2,958
Hachijuni Bank Ltd.	1,500	8,340
Honda Motor Co. Ltd.	1,500	15,505
Japan Post Bank Co. Ltd.	1,500	15,270
Japan Post Holdings Co. Ltd.	2,900	25,881
Japan Real Estate Investment Corp. REIT	3	12,410
Japan Tobacco, Inc.	200	5,163
KDDI Corp.	300	9,524
Kyoto Financial Group, Inc.	400	6,224
Kyushu Railway Co.	400	8,805
Lawson, Inc.	300	15,484
Mazda Motor Corp.	500	5,304
Mebuki Financial Group, Inc.	1,200	3,640
Mitsubishi Motors Corp.	1,300	4,120
Mizuho Financial Group, Inc.	1,400	23,944
MS&AD Insurance Group Holdings, Inc.	200	7,849
Nagoya Railroad Co. Ltd.	200	3,203
Nintendo Co. Ltd. ADR	967	12,561
Nisshinbo Holdings, Inc.	1,300	10,535
Ono Pharmaceutical Co. Ltd.	1,700	30,364
Osaka Gas Co. Ltd.	800	16,697
Otsuka Holdings Co. Ltd.	1,300	48,656

The accompanying notes are an integral part of these financial statements.

Annual Report  43

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Rengo Co. Ltd.	500	$3,329
Sega Sammy Holdings, Inc.	500	6,973
Seven & i Holdings Co. Ltd.	100	3,960
Shimano, Inc. ADR	447	6,893
Shizuoka Financial Group, Inc.	800	6,768
SoftBank Corp.	1,400	17,448
Sompo Holdings, Inc.	200	9,766
Subaru Corp.	500	9,124
Sumitomo Mitsui Financial Group, Inc.	100	4,871
Toho Co. Ltd.	100	3,376
Tokyo Gas Co. Ltd.	900	20,632
Tokyu Fudosan Holdings Corp.	1,900	12,094
Toyota Motor Corp.	300	5,507
Yamaguchi Financial Group, Inc.	500	4,468
		475,528

Netherlands | 0.6%
ASM International NV	24	12,461
Eurocommercial Properties NV REIT	401	9,872
EXOR NV	48	4,812
Koninklijke Ahold Delhaize NV	131	3,761
Koninklijke KPN NV	1,006	3,463
NN Group NV	112	4,431
Wolters Kluwer NV ADR	176	25,081
		63,881

New Zealand | 0.1%
Spark New Zealand Ltd.	2,673	8,756

Norway | 0.1%
Orkla ASA	551	4,272

Singapore | 0.4%
Jardine Cycle & Carriage Ltd.	300	6,745
Sembcorp Industries Ltd.	4,400	17,663
Singapore Airlines Ltd.	1,100	5,452
STMicroelectronics NV	303	15,203
		45,063

The accompanying notes are an integral part of these financial statements.

44  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Spain | 0.3%
Banco Bilbao Vizcaya Argentaria SA	1,495	$13,622
Banco Santander SA	1,028	4,291
Iberdrola SA	258	3,374
Industria de Diseno Textil SA ADR	580	12,696
		33,983

Sweden | 0.5%
Assa Abloy AB ADR	675	9,706
Epiroc AB ADR	953	19,122
Fastighets AB Balder, B Shares (*)	1,519	10,848
Hexagon AB ADR	1,226	14,737
		54,413

Switzerland | 0.6%
ABB Ltd. ADR	457	20,245
Novartis AG	132	13,328
Swatch Group AG ADR	946	12,828
Swisscom AG	24	14,442
UBS Group AG	196	6,087
		66,930

United Kingdom | 1.7%
AstraZeneca PLC	99	13,334
BAE Systems PLC	802	11,347
Barclays PLC	2,804	5,462
Centrica PLC	2,229	3,988
Coca-Cola Europacific Partners PLC	218	14,549
Diageo PLC ADR	106	15,440
Global Ship Lease, Inc., Class A	241	4,777
HSBC Holdings PLC	1,874	15,136
IG Group Holdings PLC	443	4,315
Investec PLC	1,241	8,378
Man Group PLC	1,680	4,968
RELX PLC	222	8,805

The accompanying notes are an integral part of these financial statements.

Annual Report  45

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

RELX PLC ADR	678	$26,889
Serco Group PLC	1,546	3,183
Standard Chartered PLC	1,003	8,484
Unilever PLC	228	11,032
Unilever PLC ADR	372	18,035
Vodafone Group PLC	3,797	3,298
		181,420

United States | 39.3%
AbbVie, Inc.	235	36,418
Accenture PLC, Class A	92	32,284
Adobe, Inc. (*)	118	70,399
AES Corp.	312	6,006
Agree Realty Corp.	258	16,241
Allison Transmission Holdings, Inc.	213	12,386
Alnylam Pharmaceuticals, Inc. (*)	20	3,828
Alphabet, Inc., Class A (*)	301	42,047
Alphabet, Inc., Class C (*)	792	111,617
Altria Group, Inc.	318	12,828
Amazon.com, Inc. (*)	413	62,751
Amdocs Ltd.	141	12,392
Ameren Corp.	125	9,042
American Homes 4 Rent, Class A REIT	104	3,740
American International Group, Inc.	42	2,846
AMN Healthcare Services, Inc. (*)	69	5,167
Amphenol Corp., Class A	223	22,106
Aon PLC, Class A	108	31,430
Apple, Inc.	1,111	213,901
Applied Materials, Inc.	57	9,238
AptarGroup, Inc.	49	6,057
Arcosa, Inc.	48	3,967
Assurant, Inc.	38	6,403
AT&T, Inc.	343	5,756
Atmos Energy Corp.	102	11,822
Autodesk, Inc. (*)	128	31,165
Automatic Data Processing, Inc.	26	6,057

The accompanying notes are an integral part of these financial statements.

46  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Avery Dennison Corp.	47	$9,502
Axos Financial, Inc. (*)	268	14,633
Bank of America Corp.	386	12,997
Biogen, Inc. (*)	23	5,952
Booking Holdings, Inc. (*)	7	24,831
Booz Allen Hamilton Holding Corp.	192	24,559
BorgWarner, Inc.	105	3,764
Boston Scientific Corp. (*)	73	4,220
Brady Corp., Class A	64	3,756
Brighthouse Financial, Inc. (*)	201	10,637
Bristol-Myers Squibb Co.	666	34,172
Broadcom, Inc.	61	68,091
BRP, Inc.	129	9,248
Cadence Design Systems, Inc. (*)	13	3,541
Cal-Maine Foods, Inc.	179	10,273
Campbell Soup Co.	90	3,891
Cardinal Health, Inc.	358	36,086
Casey’s General Stores, Inc.	15	4,121
Caterpillar, Inc.	125	36,959
Cboe Global Markets, Inc.	84	14,999
CDW Corp.	125	28,415
Cencora, Inc.	208	42,719
Centene Corp. (*)	167	12,393
Charles Schwab Corp.	208	14,310
Charter Communications, Inc., Class A (*)	22	8,551
Chesapeake Energy Corp.	57	4,386
Chipotle Mexican Grill, Inc. (*)	7	16,009
Chubb Ltd.	34	7,684
Cigna Group	87	26,052
Cirrus Logic, Inc. (*)	47	3,910
Cisco Systems, Inc.	993	50,166
Clorox Co.	59	8,413
Coca-Cola Co.	391	23,042
Cognizant Technology Solutions Corp., Class A	343	25,907
Colgate-Palmolive Co.	236	18,812
Comcast Corp., Class A	314	13,769

The accompanying notes are an integral part of these financial statements.

Annual Report  47

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Comfort Systems USA, Inc.	22	$4,525
CommVault Systems, Inc. (*)	70	5,589
Concentrix Corp.	45	4,419
Consolidated Edison, Inc.	196	17,830
Constellation Brands, Inc., Class A	42	10,153
Corebridge Financial, Inc.	1,060	22,960
Coterra Energy, Inc.	690	17,609
CVS Health Corp.	482	38,059
Danaher Corp.	89	20,589
Darden Restaurants, Inc.	34	5,586
Dave & Buster’s Entertainment, Inc. (*)	131	7,054
DaVita, Inc. (*)	88	9,219
Deckers Outdoor Corp. (*)	6	4,011
Deere & Co.	30	11,996
Dell Technologies, Inc., Class C	417	31,900
DR Horton, Inc.	87	13,222
Eaton Corp. PLC	25	6,020
Electronic Arts, Inc.	162	22,163
Elevance Health, Inc.	29	13,675
Eli Lilly & Co.	76	44,302
Enact Holdings, Inc.	136	3,929
Entergy Corp.	220	22,262
EOG Resources, Inc.	205	24,795
Equinix, Inc. REIT	3	2,416
Equitable Holdings, Inc.	551	18,348
Estee Lauder Cos., Inc., Class A	113	16,526
Everest Group Ltd.	22	7,779
Expedia Group, Inc. (*)	78	11,840
FedEx Corp.	52	13,154
Fiserv, Inc. (*)	225	29,889
Fortinet, Inc. (*)	50	2,926
Freeport-McMoRan, Inc.	110	4,683
General Electric Co.	94	11,997
General Mills, Inc.	205	13,354
General Motors Co.	82	2,945
Gilead Sciences, Inc.	328	26,571
Global Payments, Inc.	186	23,622
Globe Life, Inc.	174	21,179

The accompanying notes are an integral part of these financial statements.

48  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

GMS, Inc. (*)	87	$7,171
GoDaddy, Inc., Class A (*)	88	9,342
GSK PLC	1,015	18,748
Gulfport Energy Corp. (*)	45	5,994
H&R Block, Inc.	97	4,692
Haemonetics Corp. (*)	42	3,591
Hartford Financial Services Group, Inc.	50	4,019
HCA Healthcare, Inc.	80	21,654
Hershey Co.	91	16,966
Hess Corp.	32	4,613
Host Hotels & Resorts, Inc. REIT	253	4,926
Humana, Inc.	8	3,662
Huron Consulting Group, Inc. (*)	38	3,906
Ingredion, Inc.	35	3,799
Intel Corp.	165	8,291
Intercontinental Exchange, Inc.	197	25,301
International Seaways, Inc.	99	4,503
Intuit, Inc.	22	13,751
Intuitive Surgical, Inc. (*)	9	3,036
IQVIA Holdings, Inc. (*)	92	21,287
J M Smucker Co.	41	5,182
Jackson Financial, Inc., Class A	93	4,762
Johnson & Johnson	187	29,310
Juniper Networks, Inc.	143	4,216
Kellanova	171	9,561
Kilroy Realty Corp. REIT	73	2,908
Kimberly-Clark Corp.	251	30,499
KLA Corp.	26	15,114
Kroger Co.	285	13,027
Lam Research Corp.	8	6,266
Lennar Corp., Class A	89	13,265
Lockheed Martin Corp.	25	11,331
Lululemon Athletica, Inc. (*)	15	7,669
M&T Bank Corp.	31	4,249
M/I Homes, Inc. (*)	42	5,785
Marathon Oil Corp.	208	5,025

The accompanying notes are an integral part of these financial statements.

Annual Report  49

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Marathon Petroleum Corp.	36	$5,341
Martin Marietta Materials, Inc.	24	11,974
Masco Corp.	237	15,874
MasterCard, Inc., Class A	125	53,314
McDonald’s Corp.	102	30,244
McKesson Corp.	36	16,667
Medpace Holdings, Inc. (*)	20	6,131
Merck & Co., Inc.	594	64,758
Meta Platforms, Inc., Class A (*)	185	65,483
MetLife, Inc.	170	11,242
Microchip Technology, Inc.	32	2,886
Microsoft Corp.	524	197,045
Molina Healthcare, Inc. (*)	16	5,781
Moody’s Corp.	17	6,640
Motorola Solutions, Inc.	38	11,897
MSC Industrial Direct Co., Inc. Class A	65	6,582
National Fuel Gas Co.	169	8,479
Netflix, Inc. (*)	7	3,408
Neurocrine Biosciences, Inc. (*)	33	4,348
NewMarket Corp.	22	12,008
Newmont Corp. CDI	124	5,125
NIKE, Inc., Class B	122	13,246
NiSource, Inc.	297	7,885
Northrop Grumman Corp.	9	4,213
Nucor Corp.	19	3,307
NVIDIA Corp.	220	108,948
Oracle Corp.	261	27,517
Ovintiv, Inc.	118	5,183
Owens Corning	19	2,816
PACCAR, Inc.	42	4,101
Paychex, Inc.	25	2,978
PepsiCo, Inc.	103	17,494
Pfizer, Inc.	111	3,196
PG&E Corp.	333	6,004
Pinnacle West Capital Corp.	57	4,095
Pioneer Natural Resources Co.	19	4,273

The accompanying notes are an integral part of these financial statements.

50  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

PNM Resources, Inc.	171	$7,114
PriceSmart, Inc.	66	5,001
Procter & Gamble Co.	297	43,522
PTC, Inc. (*)	97	16,971
Public Service Enterprise Group, Inc.	57	3,486
PulteGroup, Inc.	213	21,986
QUALCOMM, Inc.	292	42,232
Qualys, Inc. (*)	41	8,047
Regeneron Pharmaceuticals, Inc. (*)	10	8,783
RingCentral, Inc., Class A (*)	39	1,324
Roche Holding AG	153	44,344
Rockwell Automation, Inc.	47	14,593
Ryman Hospitality Properties, Inc. REIT	67	7,374
S&P Global, Inc.	55	24,229
SandRidge Energy, Inc.	288	3,937
Sanofi SA	259	25,678
SBA Communications Corp. REIT	35	8,879
Sempra	122	9,117
ServiceNow, Inc. (*)	45	31,792
Sherwin-Williams Co.	45	14,035
Simon Property Group, Inc. REIT	127	18,115
Southwestern Energy Co. (*)	584	3,825
Stellantis NV	1,417	33,184
Stryker Corp.	94	28,149
Super Micro Computer, Inc. (*)	33	9,381
Synchrony Financial	114	4,354
Synopsys, Inc. (*)	113	58,185
Sysco Corp.	112	8,191
Target Corp.	126	17,945
Tecnoglass, Inc.	132	6,034
Terex Corp.	98	5,631
Tesla, Inc. (*)	170	42,242
Texas Instruments, Inc.	103	17,557
Texas Pacific Land Corp.	2	3,145
Thermo Fisher Scientific, Inc.	40	21,232
TJX Cos., Inc.	433	40,620
Toll Brothers, Inc.	141	14,493

The accompanying notes are an integral part of these financial statements.

Annual Report  51

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

TopBuild Corp. (*)	33	$12,351
Tradeweb Markets, Inc., Class A	171	15,540
Trane Technologies PLC	26	6,341
Travelers Cos., Inc.	17	3,238
U-Haul Holding Co. (*)	65	4,667
UMH Properties, Inc. REIT	254	3,891
United Parcel Service, Inc., Class B	28	4,402
United Therapeutics Corp. (*)	19	4,178
UnitedHealth Group, Inc.	66	34,747
Universal Health Services, Inc., Class B	37	5,640
Unum Group	255	11,531
VeriSign, Inc. (*)	36	7,415
Verizon Communications, Inc.	709	26,729
Vertex Pharmaceuticals, Inc. (*)	60	24,413
Visa, Inc., A Shares	92	23,952
Vistra Corp.	371	14,291
W.R. Berkley Corp.	55	3,890
Walmart, Inc.	82	12,927
Warner Music Group Corp., Class A	187	6,693
Waste Management, Inc.	71	12,716
WD-40 Co.	24	5,738
Wells Fargo & Co.	399	19,639
Western Union Co.	381	4,542
Westlake Corp.	24	3,359
White Mountains Insurance Group Ltd.	4	6,020
Williams-Sonoma, Inc.	34	6,861
Willis Towers Watson PLC	16	3,859
WK Kellogg Co.	45	591
Workday, Inc., Class A (*)	23	6,349
WP Carey, Inc. REIT	65	4,213
Xcel Energy, Inc.	172	10,649
Zoetis, Inc.	86	16,974
Zoom Video Communications, Inc. Class A (*)	51	3,667
		4,122,404

Total Common Stocks (Cost $4,657,680)		5,890,411

The accompanying notes are an integral part of these financial statements.

52  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Corporate Bonds | 14.6%

Canada | 0.7%
Canadian Imperial Bank of Commerce, 0.950%, 10/23/25	USD	75	$70,040

Denmark | 0.4%
Nykredit Realkredit AS, 1.000%, 01/01/27	DKK	345	48,732

Germany | 0.7%
Mercedes-Benz Group AG, 0.750%, 09/10/30	EUR	76	72,719

Switzerland | 0.5%
ABB Finance USA, Inc., 4.375%, 05/08/42	USD	57	52,584

United States | 12.3%
Adobe, Inc., 2.300%, 02/01/30	USD	45	40,311
Alphabet, Inc., 1.100%, 08/15/30	USD	50	41,415
American Express Co., 4.050%, 05/03/29	USD	35	34,642
Amgen, Inc., 3.000%, 02/22/29	USD	60	56,434
Apple, Inc., 1.125%, 05/11/25	USD	20	19,071
AT&T, Inc., 3.500%, 06/01/41	USD	60	47,645
Ball Corp., 4.875%, 03/15/26	USD	40	39,854
Bank of America Corp., 1.978% (CDOR 3 Month + 0.600%), 09/15/27 (§)	CAD	45	31,641

The accompanying notes are an integral part of these financial statements.

Annual Report  53

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Citigroup, Inc., 1.281% (SOFR + 0.528%), 11/03/25 (§)	USD	45	$43,296
Clean Harbors, Inc., 4.875%, 07/15/27	USD	35	34,296
Comcast Corp., 4.650%, 02/15/33	USD	45	45,271
Goldman Sachs Group, Inc., 1.992% (SOFR + 1.090%), 01/27/32 (§)	USD	75	60,599
Home Depot, Inc., 5.875%, 12/16/36	USD	35	39,121
John Deere Financial, Inc., 2.410%, 01/14/25	CAD	45	33,078
Johnson Controls International PLC/Tyco Fire & Security Finance SCA, 1.750%, 09/15/30	USD	60	49,838
JPMorgan Chase & Co., 3.540% (SOFR 3 Month + 1.642%), 05/01/28 (§)	USD	80	76,348
Kimberly-Clark Corp., 3.200%, 04/25/29	USD	18	17,043
Lowe’s Cos., Inc., 5.000%, 04/15/33	USD	45	45,958
McDonald’s Corp., 3.125%, 03/04/25	CAD	110	81,427
Microsoft Corp., 3.500%, 11/15/42	USD	75	65,165
Morgan Stanley, 3.625%, 01/20/27	USD	60	58,169
PepsiCo, Inc., 2.875%, 10/15/49	USD	65	47,704
Procter & Gamble Co., 1.200%, 10/29/30	USD	20	16,567
Prologis LP, 1.250%, 10/15/30	USD	45	36,357
Starbucks Corp., 4.450%, 08/15/49	USD	50	45,388

The accompanying notes are an integral part of these financial statements.

54  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Sysco Corp., 2.400%, 02/15/30	USD	50	$44,104
Toyota Motor Credit Corp., 2.150%, 02/13/30	USD	40	35,331
United Rentals North America, Inc., 4.875%, 01/15/28	USD	35	34,169
Verizon Communications, Inc., 3.875%, 02/08/29	USD	34	32,962
Waste Management, Inc., 4.625%, 02/15/30	USD	35	35,395
			1,288,599

Total Corporate Bonds (Cost $1,541,437)			1,532,674

Description		Shares	Fair Value

Exchange-Traded Funds | 1.1%
iShares MSCI World ETF (Cost $74,662)		886	$117,856

Description	Security Currency	Principal Amount (000)	Fair Value

Foreign Government Obligations | 18.7%

Australia | 1.3%
New South Wales Treasury Corp., 1.250%, 11/20/30	AUD	135	$75,903
Queensland Treasury Corp., 1.250%, 03/10/31	AUD	110	61,279
			137,182

The accompanying notes are an integral part of these financial statements.

Annual Report  55

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Bahamas | 0.5%
Bahamas Government International Bonds, 6.950%, 11/20/29	USD	55	$47,592

Canada | 2.5%
British Columbia, 3.200%, 06/18/44	CAD	155	103,355
Export Development Canada, 1.650%, 07/31/24	CAD	40	29,631
Quebec, 1.850%, 02/13/27	CAD	75	53,681
Vancouver, 2.900%, 11/20/25	CAD	105	77,435
			264,102

Chile | 0.2%
Bonos de la Tesoreria de la Republica en pesos, 2.500%, 03/01/25	CLP	20,000	21,763

Colombia | 0.5%
Colombia Government International Bonds, 9.850%, 06/28/27	COP	225,000	55,574

Croatia | 0.7%
Croatia Government International Bonds, 1.750%, 03/04/41	EUR	83	69,186

Czech Republic | 0.9%
Czech Republic Government Bonds, 6.790% (PRIBOR 6 Month - 0.100%), 11/19/27 (§)	CZK	2,180	97,488

The accompanying notes are an integral part of these financial statements.

56  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Denmark | 0.6%
Denmark Government Bonds, 0.000%, 11/15/31	DKK	465	$58,307

France | 0.5%
French Republic Government Bonds OAT, 1.750%, 06/25/39	EUR	60	57,582

Hungary | 0.4%
Hungary Government International Bonds, 1.750%, 06/05/35	EUR	45	37,954

Ireland | 0.8%
Ireland Government Bonds, 1.350%, 03/18/31	EUR	80	83,088

Israel | 0.6%
Israel Government Bonds - Fixed, 1.750%, 08/31/25	ILS	235	63,168

Italy | 0.3%
Italy Buoni Poliennali Del Tesoro, 4.000%, 04/30/35	EUR	25	28,180

Japan | 0.4%
Japan Government Ten Year Bonds, 0.400%, 06/20/25	JPY	5,500	39,234

Mexico | 1.2%
Mexico Bonos:
8.000%, 09/05/24	MXN	1,020	58,947
7.500%, 06/03/27	MXN	1,010	56,397
Mexico Government International Bonds, 6.750%, 02/06/24	GBP	5	6,360
			121,704

The accompanying notes are an integral part of these financial statements.

Annual Report  57

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

New Zealand | 1.9%
Housing New Zealand Ltd., 3.420%, 10/18/28	NZD	150	$90,197
New Zealand Local Government Funding Agency Bonds:
2.250%, 04/15/24	NZD	80	50,101
2.000%, 04/15/37	NZD	130	57,209
			197,507

Peru | 0.9%
Peru Government Bonds, 6.150%, 08/12/32	PEN	189	49,787
Peruvian Government International Bonds, 3.000%, 01/15/34	USD	55	46,303
			96,090

Poland | 0.2%
Poland Government Bonds, 5.790% (WIBOR 6 Month), 05/25/28 (§)	PLN	105	26,125

Portugal | 0.7%
Portugal Obrigacoes do Tesouro OT, 1.650%, 07/16/32	EUR	70	71,404

Singapore | 0.6%
Singapore Government Bonds, 3.375%, 09/01/33	SGD	80	64,022

Slovenia | 0.3%
Slovenia Government Bonds, 1.500%, 03/25/35	EUR	30	27,810

Spain | 0.8%
Spain Government Bonds, 1.000%, 07/30/42	EUR	117	86,389

The accompanying notes are an integral part of these financial statements.

58  Annual Report

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Switzerland | 0.6%
Swiss Confederation Government Bonds:
1.500%, 07/24/25	CHF	20	$23,916
0.500%, 06/27/32	CHF	35	40,884
			64,800

Thailand | 0.8%
Thailand Government Bonds, 1.585%, 12/17/35	THB	3,370	87,142

United Kingdom | 0.5%
U.K. Gilts, 0.875%, 07/31/33	GBP	58	57,872

Total Foreign Government Obligations (Cost $1,926,155)			1,961,265

Quasi Government Bonds | 1.4%

Germany | 1.4%
Kreditanstalt fuer Wiederaufbau:
0.000%, 09/15/28	EUR	40	39,495
1.750%, 09/14/29	USD	80	71,014
0.000%, 04/18/36	USD	55	32,889
(Cost $144,421)			143,398

Supranational Bonds | 4.6%
Asian Development Bank:
2.125%, 03/19/25	USD	53	51,470
6.200%, 10/06/26	INR	2,000	23,694
European Investment Bank, 1.000%, 01/28/28	CAD	85	57,874
European Union, 0.400%, 02/04/37	EUR	70	57,180

The accompanying notes are an integral part of these financial statements.

Annual Report  59

Description	Security Currency	Principal Amount (000)	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Inter-American Development Bank, 5.100%, 11/17/26	IDR	590,000	$37,684
Inter-American Investment Corp., 1.100%, 06/30/26	AUD	37	23,139
International Bank for Reconstruction & Development:
2.900%, 11/26/25	AUD	40	26,617
1.250%, 03/16/26	NOK	660	61,555
1.125%, 09/13/28	USD	42	36,848
International Finance Corp.:
2.125%, 04/07/26	USD	55	52,483
1.500%, 04/15/35	AUD	122	59,267

Total Supranational Bonds (Cost $523,910)			487,811

U.S. Treasury Securities | 2.7%
U.S. Treasury Bill, 0.000%, 04/04/24	USD	5	4,953
U.S. Treasury Bonds:
4.125%, 11/15/32	USD	30	30,494
2.250%, 05/15/41	USD	85	64,743
1.750%, 08/15/41	USD	150	104,320
3.625%, 02/15/53	USD	15	13,852
U.S. Treasury Inflation-Indexed Note, 1.250%, 04/15/28 (††)	USD	72	69,928

Total U.S. Treasury Securities (Cost $267,952)			288,290

The accompanying notes are an integral part of these financial statements.

60  Annual Report

Description	Shares	Fair Value

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Warrants | 0.0%

Canada | 0.0%
Constellation Software, Inc. Expires 03/31/40 (*), (¢) (Cost $0)	19	$0

Total Investments | 99.2% (Cost $9,136,217) (»)		$10,421,705

Cash and Other Assets in Excess of Liabilities | 0.8%		83,313

Net Assets | 100.0%		$10,505,018

The accompanying notes are an integral part of these financial statements.

Annual Report  61

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Forward Currency Contracts open at December 31, 2023:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

AUD	9,687	USD	6,300	CIT	01/18/24	$304	$—
AUD	1,762	USD	1,129	JPM	01/18/24	72	—
AUD	11,963	USD	7,600	JPM	01/18/24	556	—
CAD	13,304	USD	9,931	CIT	01/18/24	111	—
CAD	14,575	USD	10,766	CIT	01/18/24	236	—
CAD	18,283	USD	13,714	CIT	03/26/24	100	—
CAD	17,782	USD	13,000	HSB	01/18/24	423	—
CAD	111,323	USD	81,744	HSB	01/18/24	2,290	—
CAD	20,271	USD	14,800	JPM	01/18/24	502	—
CHF	3,122	USD	3,500	HSB	01/18/24	217	—
CHF	4,156	USD	4,700	HSB	01/18/24	248	—
CNH	234,795	USD	32,400	HSB	01/18/24	585	—
CNH	1,476,019	USD	203,966	HSB	01/18/24	3,390	—
CNH	1,000,386	USD	138,237	JPM	01/18/24	2,300	—
CZK	72,980	USD	3,193	CIT	01/18/24	68	—
CZK	88,369	USD	3,800	CIT	01/18/24	150	—
CZK	71,093	USD	3,100	JPM	01/18/24	77	—
DKK	15,937	USD	2,300	HSB	01/18/24	62	—
DKK	16,141	USD	2,300	JPM	01/18/24	92	—
EUR	76,888	USD	82,700	CIT	01/18/24	2,230	—
EUR	92,731	USD	98,600	CIT	01/18/24	3,831	—
EUR	307,677	USD	332,565	CIT	01/18/24	7,294	—
EUR	9,024	USD	9,842	JPM	01/18/24	126	—
EUR	19,046	USD	20,586	JPM	01/18/24	452	—
EUR	54,979	USD	60,390	JPM	03/26/24	505	—
EUR	16,351	USD	17,960	SSB	03/26/24	150	—
GBP	7,057	USD	8,803	CIT	01/18/24	194	—
GBP	8,819	USD	11,000	HSB	01/18/24	242	—
GBP	13,117	USD	16,200	HSB	01/18/24	521	—
GBP	16,120	USD	19,600	HSB	01/18/24	950	—
GBP	62,500	USD	77,958	JPM	01/18/24	1,714	—
HUF	2,555,284	USD	6,783	HSB	01/18/24	568	—
INR	2,207,469	USD	26,377	HSB	03/27/24	45	—
JPY	6,805,446	USD	45,900	CIT	01/18/24	2,464	—
JPY	8,964,773	USD	62,191	CIT	01/18/24	1,519	—
JPY	8,342,588	USD	56,500	HSB	01/18/24	2,788	—

The accompanying notes are an integral part of these financial statements.

62  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio (continued)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

JPY	85,830,739	USD	595,627	HSB	01/18/24	$14,346	$—
JPY	3,000,000	USD	21,343	SSB	03/26/24	204	—
KRW	69,330,262	USD	52,559	JPM	03/27/24	1,238	—
MXN	40,820	USD	2,300	HSB	01/18/24	98	—
NZD	16,966	USD	10,582	HSB	01/18/24	144	—
NZD	38,002	USD	22,310	HSB	01/18/24	1,714	—
PLN	208,041	USD	47,496	HSB	01/18/24	5,367	—
PLN	11,466	USD	2,650	JPM	01/18/24	264	—
RON	14,346	USD	3,100	CIT	01/18/24	83	—
RON	158,240	USD	34,173	HSB	01/18/24	939	—
SEK	310,601	USD	28,172	HSB	01/18/24	2,641	—
USD	2,000	AUD	3,025	HSB	01/18/24	—	62
USD	17,554	AUD	27,228	HSB	01/18/24	—	1,009
USD	153,752	AUD	239,974	JPM	01/18/24	—	9,858
USD	5,103	AUD	7,551	SSB	03/26/24	—	56
USD	135,385	CAD	184,413	CIT	01/18/24	—	3,821
USD	13,874	CAD	18,283	CIT	03/26/24	61	—
USD	4,000	CAD	5,436	HSB	01/18/24	—	103
USD	13,894	CAD	18,999	HSB	01/18/24	—	448
USD	36,580	CAD	50,334	HSB	01/18/24	—	1,415
USD	26,000	CAD	35,277	JPM	01/18/24	—	630
USD	240,970	CAD	328,616	JPM	01/18/24	—	7,091
USD	5,333	CHF	4,758	HSB	01/18/24	—	333
USD	19,765	CHF	17,361	HSB	01/18/24	—	907
USD	11,000	CNH	78,637	HSB	01/18/24	—	47
USD	9,000	COP	36,720,000	HSB	01/18/24	—	447
USD	38,857	COP	157,372,597	HSB	01/18/24	—	1,629
USD	8,715	CZK	200,856	CIT	01/18/24	—	262
USD	44,023	CZK	1,006,049	CIT	01/18/24	—	942
USD	18,096	CZK	413,181	HSB	01/18/24	—	370
USD	3,639	DKK	25,146	CIT	01/18/24	—	88
USD	47,521	DKK	328,378	HSB	01/18/24	—	1,145
USD	8,663	DKK	60,212	JPM	01/18/24	—	261
USD	18,895	DKK	130,583	JPM	01/18/24	—	457
USD	11,652	DKK	79,017	SSB	03/26/24	—	99
USD	20,587	EUR	19,437	CIT	01/18/24	—	883

The accompanying notes are an integral part of these financial statements.

Annual Report  63

Lazard Global Dynamic Multi-Asset Portfolio (concluded)

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

USD	30,000	EUR	27,744	CIT	01/18/24	$—	$646
USD	95,260	EUR	88,132	CIT	01/18/24	—	2,089
USD	8,532	EUR	8,027	HSB	01/18/24	—	334
USD	40,849	EUR	38,094	JPM	01/18/24	—	1,229
USD	4,487	GBP	3,651	CIT	01/18/24	—	168
USD	6,000	GBP	4,764	CIT	01/18/24	—	73
USD	6,419	GBP	5,077	SSB	03/26/24	—	55
USD	14,926	IDR	236,894,520	JPM	03/27/24	—	458
USD	17,187	ILS	62,962	CIT	03/27/24	—	248
USD	22,641	ILS	81,706	HSB	03/27/24	15	—
USD	22,524	ILS	81,897	JPM	03/27/24	—	154
USD	4,000	INR	334,600	HSB	03/27/24	—	5
USD	16,000	JPY	2,285,766	CIT	01/18/24	—	244
USD	3,378	JPY	503,818	HSB	01/18/24	—	203
USD	13,651	JPY	2,015,894	HSB	01/18/24	—	676
USD	17,000	JPY	2,519,558	HSB	01/18/24	—	906
USD	244,305	JPY	35,204,638	HSB	01/18/24	—	5,884
USD	132,977	JPY	18,846,043	JPM	03/26/24	—	2,386
USD	38,580	JPY	5,466,863	SSB	03/26/24	—	686
USD	6,947	MXN	123,244	CIT	01/18/24	—	293
USD	4,762	MXN	84,464	HSB	01/18/24	—	200
USD	9,901	MXN	175,129	HSB	01/18/24	—	388
USD	67,242	MXN	1,193,264	JPM	01/18/24	—	2,863
USD	52,082	NOK	552,893	JPM	01/18/24	—	2,358
USD	5,611	NZD	9,457	CIT	01/18/24	—	368
USD	201,816	NZD	343,761	HSB	01/18/24	—	15,502
USD	22,943	PEN	85,784	CIT	03/27/24	—	186
USD	17,396	PEN	64,923	HSB	03/27/24	—	108
USD	2,412	PLN	10,031	HSB	01/18/24	—	136
USD	59,845	PLN	258,777	HSB	01/18/24	—	5,910
USD	4,482	SEK	49,414	HSB	01/18/24	—	420
USD	3,790	SGD	5,123	CIT	01/18/24	—	95
USD	22,293	SGD	29,987	HSB	01/18/24	—	444
USD	25,173	SGD	33,866	JPM	01/18/24	—	506
USD	63,545	THB	2,236,458	HSB	01/18/24	—	2,062
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$64,490	$80,646

The accompanying notes are an integral part of these financial statements.

64  Annual Report

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio

Exchange-Traded Funds | 98.7%

Commodity | 2.1%
U.S. Copper Index Fund	15,408	$371,949
WisdomTree Aluminium	124,157	391,632
		763,581

Equity Funds | 72.5%
Franklin FTSE Japan ETF	61,347	1,717,103
Invesco QQQ Trust Series 1	4,893	2,003,781
iShares Core Dividend Growth ETF	45,358	2,441,168
iShares Expanded Tech-Software Sector ETF	6,672	2,706,430
iShares MSCI Pacific ex Japan ETF	16,103	699,031
iShares Russell 2000 ETF	9,600	1,926,816
JPMorgan BetaBuilders Developed Asia Pacific-ex Japan ETF	25,261	1,250,672
JPMorgan BetaBuilders Japan ETF	30,600	1,607,112
SPDR EURO STOXX 50 ETF	65,081	3,111,523
Vanguard S&P 500 ETF	8,139	3,555,115
Vanguard S&P 500 Growth ETF	8,394	2,273,011
Vanguard S&P 500 Value ETF	19,849	3,333,838
		26,625,600

Fixed-Income Funds | 24.1%
iShares 1-3 Year Treasury Bond ETF	15,698	1,287,864
iShares iBoxx Investment Grade Corporate Bond ETF	13,938	1,542,379
iShares U.S. Treasury Bond ETF	66,138	1,523,820
Vanguard Long-Term Treasury ETF	44,542	2,740,669
Vanguard Mega Cap ETF	10,311	1,745,446
		8,840,178

Total Exchange-Traded Funds (Cost $31,183,763)		36,229,359

The accompanying notes are an integral part of these financial statements.

Annual Report  65

		Fair
Description	Shares	Value

Lazard Opportunistic Strategies Portfolio (concluded)

Short-Term Investments | 1.5%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (Cost $533,793)	533,793	$533,793

Total Investments | 100.2% (Cost $31,717,556)		$36,763,152

Liabilities in Excess of Cash and Other Assets | (0.2)%		(65,825)

Net Assets | 100.0%		$36,697,327

The accompanying notes are an integral part of these financial statements.

66  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•)

Common Stocks | 62.3%

Australia | 1.2%
Atlas Arteria Ltd.	6,406	$25,170
Aurizon Holdings Ltd.	41,529	107,256
Dexus REIT	15,763	82,072
Goodman Group REIT	3,182	54,637
Transurban Group	1,507	14,046
		283,181
Brazil | 0.9%
Allos SA	12,600	68,178
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	2,100	32,072
Energisa SA	11,000	121,825
		222,075
Canada | 3.0%
Agnico Eagle Mines Ltd.	1,560	85,566
Algonquin Power & Utilities Corp.	1,112	7,016
Atco Ltd., Class I	4,446	129,751
Boardwalk Real Estate Investment Trust REIT	1,703	91,688
Canadian National Railway Co.	1,149	144,422
Hydro One Ltd.	6,644	199,062
West Fraser Timber Co. Ltd.	772	66,046
		723,551
China | 1.2%
C&D International Investment Group Ltd.	46,000	97,744
China Resources Land Ltd.	18,000	64,941
Hopson Development Holdings Ltd. (*)	72,468	37,818
Midea Real Estate Holding Ltd.	41,600	28,566
Seazen Group Ltd. (*)	152,000	24,663
Yuexiu Property Co. Ltd.	50,000	40,684
		294,416
France | 2.3%
Aeroports de Paris SA	543	70,327
Engie SA	2,358	41,463
Eutelsat Communications SACA (*)	1,508	7,092
Unibail-Rodamco-Westfield REIT (*)	914	67,333
Vinci SA	2,971	373,137
		559,352

The accompanying notes are an integral part of these financial statements.

Annual Report  67

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Hong Kong | 1.3%
CK Infrastructure Holdings Ltd.	1,985	$11,029
Link REIT	38,500	215,307
Power Assets Holdings Ltd.	3,426	19,834
Swire Properties Ltd.	27,400	55,245
		301,415
Italy | 1.8%
Enel SpA	9,252	68,864
Hera SpA	4,272	14,019
Italgas SpA	3,107	17,800
Snam SpA	6,898	35,504
Terna - Rete Elettrica Nazionale	36,233	302,315
		438,502
Japan | 3.4%
Aeon Mall Co. Ltd.	9,200	115,490
Chubu Electric Power Co., Inc.	5,000	64,515
East Japan Railway Co.	1,900	109,303
Hankyu Hanshin Holdings, Inc.	3,400	108,073
Hoshino Resorts REIT, Inc.	8	32,086
Industrial & Infrastructure Fund Investment Corp. REIT	102	100,803
Japan Prime Realty Investment Corp. REIT	13	32,235
Japan Real Estate Investment Corp. REIT	16	66,185
Katitas Co. Ltd.	2,600	40,252
Tokyo Gas Co. Ltd.	6,600	151,301
		820,243

Luxembourg | 0.1%
SES SA	1,691	11,175

Singapore | 0.3%
Parkway Life REIT	25,400	70,814

South Africa | 0.5%
Growthpoint Properties Ltd. REIT	121,722	77,584
Northam Platinum Holdings Ltd.	5,614	43,060
		120,644

The accompanying notes are an integral part of these financial statements.

68  Annual Report

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

Spain | 1.4%
Aena SME SA	664	$120,552
Atlantica Sustainable Infrastructure PLC	326	7,009
Iberdrola SA	16,252	212,546
		340,107
Switzerland | 0.1%
Flughafen Zurich AG	68	14,206

Taiwan | 0.2%
Highwealth Construction Corp.	42,000	54,873

United Kingdom | 4.6%
Drax Group PLC	8,508	53,135
LondonMetric Property PLC REIT	60,789	148,024
National Grid PLC	25,929	350,102
Pennon Group PLC	1,107	10,693
Segro PLC REIT	7,929	89,247
Severn Trent PLC	939	30,883
SSE PLC	12,519	295,335
Tritax Big Box REIT PLC	45,524	97,602
United Utilities Group PLC	2,280	30,729
		1,105,750

United States | 40.0%
Agree Realty Corp.	1,631	102,671
Alexandria Real Estate Equities, Inc. REIT	1,619	205,241
Ameren Corp.	2,029	146,778
American Electric Power Co., Inc.	955	77,565
American Homes 4 Rent, Class A REIT	5,117	184,007
American Tower Corp. REIT	1,834	395,924
American Water Works Co., Inc.	435	57,416
Apartment Income REIT Corp.	5,219	181,256
Apple Hospitality REIT, Inc.	6,449	107,118
AvalonBay Communities, Inc. REIT	1,401	262,295
Brixmor Property Group, Inc.	10,479	243,846
Bunge Global SA	448	45,226
Camden Property Trust	585	58,085

The accompanying notes are an integral part of these financial statements.

Annual Report  69

		Fair
Description	Shares	Value

Lazard Real Assets Portfolio (•) (continued)

CF Industries Holdings, Inc.	858	$68,211
Cheniere Energy, Inc.	988	168,661
Chesapeake Energy Corp.	994	76,478
Consolidated Edison, Inc.	1,161	105,616
Crown Castle, Inc. REIT	3,558	409,846
CSX Corp.	1,645	57,032
CubeSmart	2,215	102,665
Digital Realty Trust, Inc. REIT	1,957	263,373
Duke Energy Corp.	813	78,893
EastGroup Properties, Inc.	1,129	207,217
Edison International	1,046	74,779
Energy Transfer Equity LP	17,641	243,446
Enterprise Products Partners LP	7,984	210,378
Equinix, Inc. REIT	481	387,393
Equity Residential REIT	1,365	83,483
Essex Property Trust, Inc. REIT	455	112,813
Exelon Corp.	811	29,115
Extra Space Storage, Inc.	708	113,514
Ferrovial SE	1,581	57,715
Four Corners Property Trust, Inc. REIT	1,349	34,130
Host Hotels & Resorts, Inc. REIT	8,838	172,076
Invitation Homes, Inc. REIT	5,685	193,915
Iron Mountain, Inc. REIT	1,323	92,584
Kilroy Realty Corp. REIT	2,344	93,385
Mid-America Apartment Communities, Inc. REIT	1,452	195,236
National Storage Affiliates Trust REIT	1,746	72,407
NextEra Energy, Inc.	1,430	86,858
NiSource, Inc.	4,116	109,280
NNN REIT, Inc.	2,510	108,181
Norfolk Southern Corp.	246	58,149
ONEOK, Inc.	570	40,025
Pinnacle West Capital Corp.	201	14,440
PPL Corp.	535	14,498
Prologis, Inc.	3,920	522,536
Public Storage REIT	711	216,855
Realty Income Corp. REIT	1,854	106,457
Regency Centers Corp. REIT	2,633	176,411
Ryman Hospitality Properties, Inc. REIT	616	67,797

The accompanying notes are an integral part of these financial statements.

70  Annual Report

			Fair
Description		Shares	Value

Lazard Real Assets Portfolio (•) (continued)

SBA Communications Corp. REIT		1,666	$422,648
Simon Property Group, Inc. REIT		1,948	277,863
SL Green Realty Corp. REIT		4,577	206,743
STAG Industrial, Inc.		3,660	143,692
Sunstone Hotel Investors, Inc. REIT		10,887	116,817
Targa Resources Corp.		3,050	264,953
Union Pacific Corp.		1,224	300,639
Ventas, Inc. REIT		5,286	263,454
Welltower, Inc. REIT		1,576	142,108
Xcel Energy, Inc.		3,113	192,726
			9,624,919

Total Common Stocks (Cost $13,802,914)			14,985,223

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Corporate Bonds | 12.7%

Canada | 2.3%
Canadian Pacific Railway Co., 1.350%, 12/02/24	USD	300	$289,237
Enbridge, Inc., 2.150%, 02/16/24	USD	275	273,755
			562,992

United States | 10.4%
American Electric Power Co., Inc., 2.031%, 03/15/24	USD	275	272,740
Eversource Energy, 4.200%, 06/27/24	USD	275	272,883
Kimco Realty OP LLC, 3.300%, 02/01/25	USD	300	293,392
NextEra Energy Capital Holdings, Inc., 4.255%, 09/01/24	USD	275	272,385
ONEOK, Inc., 2.750%, 09/01/24	USD	300	294,113

The accompanying notes are an integral part of these financial statements.

Annual Report  71

		Principal
	Security	Amount	Fair
Description	Currency	(000)	Value

Lazard Real Assets Portfolio (•) (continued)

Southern Co., 4.475%, 08/01/24 (Ø)	USD	$275	$272,719
Tampa Electric Co., 3.875%, 07/12/24	USD	275	272,362
VICI Properties LP/VICI Note Co., Inc., 5.625%, 05/01/24	USD	275	274,105
Vistra Operations Co. LLC, 4.875%, 05/13/24 (#)	USD	275	273,446
			2,498,145

Total Corporate Bonds (Cost $3,059,350)			3,061,137

			Fair
Description		Shares	Value

Exchange-Traded Funds | 4.6%
iShares Gold Trust (∆)		19,850	$774,746
iShares Silver Trust (∆)		15,654	340,944

Total Exchange-Traded Funds (Cost $1,000,212)			1,115,690

Short-Term Investments | 16.9%
State Street Institutional Treasury Money Market Fund, Premier Class, 5.28% (7 day yield) (∆) (Cost $4,063,854)		4,063,854	4,063,854

Total Investments | 96.5% (Cost $21,926,330) (»)			$23,225,904

Cash and Other Assets in Excess of Liabilities | 3.5%			832,254

Net Assets | 100.0%			$24,058,158

The accompanying notes are an integral part of these financial statements.

72  Annual Report

Lazard Real Assets Portfolio (•) (continued)

Forward Currency Contracts open at December 31, 2023:

Currency		Currency			Settlement	Unrealized	Unrealized
Purchased	Quantity	Sold	Quantity	Counterparty	Date	Appreciation	Depreciation

AUD	31,096	USD	21,225	HSB	03/26/24	$18	$—
CAD	10,482	USD	7,908	SSB	03/26/24	12	—
CHF	6,465	USD	7,638	SSB	03/26/24	114	—
EUR	105,595	USD	116,865	SSB	03/26/24	95	—
GBP	53,350	USD	67,917	SSB	03/26/24	112	—
HKD	110,706	USD	14,197	SSB	03/26/24	7	—
USD	50,461	AUD	75,052	HSB	03/26/24	—	810
USD	9,192	AUD	13,673	SSB	03/26/24	—	149
USD	1,084	CAD	1,446	HSB	03/26/24	—	9
USD	17,460	CAD	23,293	JPM	03/26/24	—	139
USD	2,439	CAD	3,260	SSB	03/26/24	—	24
USD	8,060	CAD	10,752	SSB	03/26/24	—	64
USD	21,344	CHF	18,367	SSB	03/26/24	—	679
USD	49,554	EUR	44,979	JPM	03/26/24	—	265
USD	36,150	EUR	32,892	SSB	03/26/24	—	282
USD	263,634	EUR	239,138	SSB	03/26/24	—	1,240
USD	20,322	GBP	15,926	HSB	03/26/24	14	—
USD	14,784	GBP	11,586	JPM	03/26/24	10	—
USD	162,532	GBP	127,398	SSB	03/26/24	79	—
USD	9,043	HKD	70,460	HSB	03/26/24	3	—
USD	4,114	HKD	32,063	SSB	03/26/24	—	—
USD	31,254	HKD	243,567	SSB	03/26/24	2	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$466	$3,661

The accompanying notes are an integral part of these financial statements.

Annual Report  73

Lazard Real Assets Portfolio (•) (continued)

Futures Contracts open at December 31, 2023 (∆):

	Number of	Notional	Expiration	Notional	Fair	Unrealized
Type	Contracts	Amount	Date	Cost	Value	Depreciation

Natural Gas	10	$100,000	02/27/24	$265,054	$232,700	$32,354
Sugar 11	6	672,000	02/29/24	179,712	138,298	41,414
Low Sulphur Gasoil	2	200	03/12/24	156,702	146,950	9,752
Soybean Oil	8	480,000	03/14/24	250,680	231,264	19,416
Total gross unrealized depreciation on Futures Contracts						$102,936

Total Return Swap Agreements open at December 31, 2023 (∆):

		Notional	Expiration				Payment	Unrealized
Currency	Counterparty	Amount	Date	Receive	Pay	Payable	Frequency	Depreciation

USD	GSC	$3,878,040	10/18/24	Appreciation, and dividends paid, on commodities in a custom momentum basket	0.00%	Depreciation and dividend expense (if applicable), on commodities in a custom momentum basket	Upon Maturity(a)	$270,687

(a)	For swap agreements, the net settlement will occur on the expiration date.

The accompanying notes are an integral part of these financial statements.

74  Annual Report

Lazard Real Assets Portfolio (•) (concluded)

The following table represents the commodity exposure expressed as a percentage of the notional amount of the individual commodity underlying the custom total return basket swap agreements with GSC, as of December 31, 2023:

	Commodity Index	Commodity Exposure Expressed as
Commodity	Ticker Symbol	a Percentage of Notional Amount

Aluminum	BCOMAL	8.51%
Bean Oil	BCOMBO	0.68
Brent Crude	BCOMCO	12.17
Coffee	BCOMKC	3.69
Copper	BCOMHG	10.49
Corn	BCOMCN	2.81
Cotton	BCOMCT	0.18
Crude Oil	BCOMCL	12.93
Gasoline (RBOB)	BCOMRB	2.22
Gold	BCOMGC	2.84
Heating Oil	BCOMHO	5.02
Kansas Wheat	BCOMKW	1.42
Lean Hogs	BCOMLH	0.15
Live Cattle	BCOMLC	7.54
Natural Gas	BCOMNG	0.10
Nickel	BCOMNI	1.24
Silver	BCOMSI	1.19
Soy Meal	BCOMSM	6.01
Soybeans	BCOMSY	9.41
Sugar	BCOMSB	3.55
Wheat	BCOMWH	2.25
Zinc	BCOMZS	5.60
Total		100.00%

The accompanying notes are an integral part of these financial statements.

Annual Report  75

The Lazard Funds, Inc. Notes to Portfolios of Investments

December 31, 2023

(*)	Non-income producing security.
(±)	Some or all of this security position has been pledged to cover collateral requirements on securities sold short and/or derivative contracts.
(Ø)	Step up bonds are securities which increase the interest payment rate at a specified point in time. Rate shown reflects rate in effect at December 31, 2023 which may step up at a future date.
(#)	Pursuant to Rule 144A under the Securities Act of 1933, these securities may only be traded among “qualified institutional buyers.” At December 31,2023, the percentage of net assets for each Portfolio was as follows:

Portfolio	Percentage of Net Assets
Enhanced Opportunities Portfolio	1.8%
Real Assets Portfolio	1.1%
(«)	Issue in default.
(»)	The portfolio, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.
(§)	Variable and floating rate securities are securities for which interest rate changes are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2023.
(††)	A note or bond that offers protection from inflation by paying a fixed rate of interest on the principal amount that is adjusted for inflation, in the applicable region, based on the Consumer Price Index or other equivalent regional benchmarks for measuring inflation.
(¢)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(•)	Lazard Real Assets Portfolio’s Portfolio of Investments and accompanying notes are presented on a consolidated basis.
(∆)	The security is owned by Lazard Real Assets Portfolio Ltd., a wholly-owned subsidiary of the Portfolio.

Security Abbreviations:
ADR	—	American Depositary Receipt
CDOR	—	Canadian Dollar Offered Rate
ETF	—	Exchange-Traded Fund
PRIBOR	—	Prague Interbank Offered Rate

REIT	—	Real Estate Investment Trust
SOFR	—	Secured Overnight Financing Rate
WIBOR	—	Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—	Australian Dollar
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
CLP	—	Chilean Peso
CNH	—	Chinese Yuan Renminbi
COP	—	Colombian Peso
CZK	—	Czech Koruna
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound Sterling
HKD	—	Hong Kong Dollar
HUF	—	Hungarian Forint
IDR	—	Indonesian Rupiah
ILS	—	Israeli Shekel

INR	—	Indian Rupee
JPY	—	Japanese Yen
KRW	—	South Korean Won
MXN	—	Mexican New Peso
NOK	—	Norwegian Krone
NZD	—	New Zealand Dollar
PEN	—	Peruvian Nuevo Sol
PLN	—	Polish Zloty
RON	—	Romanian Leu
SEK	—	Swedish Krona
SGD	—	Singapore Dollar
THB	—	Thai Baht
USD	—	United States Dollar

Counterparty Abbreviations:
BNP	—	BNP Paribas SA
BOA	—	Bank of America N.A.
CIT	—	Citibank N.A.
GSC	—	Goldman Sachs International
HSB	—	HSBC Bank USA N.A.

JPM	—	JPMorgan Chase Bank N.A.
MSC	—	Morgan Stanley & Co.
NIP	—	Nomura International Plc
SSB	—	State Street Bank & Trust Co.

The accompanying notes are an integral part of these financial statements.

76  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for the Portfolio previously presented by country:

	Lazard Enhanced
	Opportunities Portfolio
Industry†	Long	Short

Common Stocks and Convertible Corporate Bonds
Aerospace & Defense	0.5%	—%
Air Freight & Logistics	0.1	–0.1
Automobiles Components	—	–0.1
Automobiles	2.1	–1.2
Banks	2.5	—
Biotechnology	4.1	–2.0
Broadline Retail	—	–0.1
Capital Markets	0.3	–0.1
Chemicals	2.4	–2.1
Communication Equipment	1.3	–0.3
Consumer Finance	5.4	–2.8
Consumer Staples Distribution & Retail	1.3	–0.6
Diversified Consumer Services	0.9	—
Diversified REITs	0.5	—
Electric Utilities	0.3	–0.1
Electrical Equipment	2.2	–1.6
Electronic Equipment, Instruments & Components	0.1	–0.1
Energy Equipment & Services	—	–2.6
Entertainment	2.4	–2.3
Financial Services	5.2	–1.9
Health Care Equipment & Supplies	3.9	–1.3
Health Care Providers & Services	—	–0.1
Health Care Technology	0.1	–0.3
Hotel & Resort REITs Total	—	–0.3
Hotels, Restaurants & Leisure	6.0	–4.3
Interactive Media & Services	2.5	–0.8
IT Services	5.8	–0.9
Leisure Products	—	–0.1
Life Sciences Tools & Services	3.2	–1.1
Machinery	5.9	–4.7
Marine Transportation	4.9	–4.8
Media	5.4	–0.2
Metals & Mining	2.8	–1.7
Mortgage Real Estate Investment Trusts (REITs)	2.9	–1.1
Oil, Gas & Consumable Fuels	3.9	–0.4
Passenger Airlines	2.0	–1.7
Pharmaceuticals	1.9	–0.2
Professional Services	0.3	–0.1
Real Estate Management & Development	0.9	–0.1
Semiconductors & Semiconductor Equipment	4.5	–1.9
Software	9.6	–3.6
Specialty Retail	1.9	–0.8
Technology Hardware, Storage & Peripherals	0.2	–0.1
Subtotal	100.2	–48.6

The accompanying notes are an integral part of these financial statements.

Annual Report  77

	Lazard Enhanced
	Opportunities Portfolio
Industry†	Long	Short

Exchange-Traded Funds	—	–3.3
Purchased Options	0.1	—
U.S. Treasury Securities	74.2	–29.4
Short-Term Investments	5.0	—
Total Investments	179.5%	–81.3%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

78  Annual Report

Portfolio holdings by industry (as a percentage of net assets), for those Portfolios previously presented by country:

	Lazard
	Global	Lazard
	Dynamic	Real
	Multi-Asset	Assets
Industry†	Portfolio	Portfolio

Common Stocks and Corporate & Quasi Government Bonds
Aerospace & Defense	0.4%	—%
Air Freight & Logistics	0.2	—
Automobiles Components	0.1	—
Automobiles	2.5	—
Banks	6.8	—
Beverages	1.4	—
Biotechnology	1.6	—
Broadline Retail	1.0	—
Building Products	0.9	—
Capital Markets	2.5	—
Chemicals	0.3	0.2
Commercial Services & Suppliers	1.2	—
Communications Equipment	0.6	—
Construction & Engineering	0.2	1.8
Construction Materials	0.1	—
Consumer Finance	0.4	—
Consumer Staples Distribution & Retail	1.7	—
Containers & Packaging	0.6	—
Diversified REITs	0.4	1.4
Diversified Telecommunication Services	1.8	—
Electric Utilities	0.9	12.3
Electrical Equipment	0.5	2.3
Electronic Equipment, Instruments & Components	1.1	—
Entertainment	0.5	—
Financial Services	1.8	—
Food Products	0.7	0.2
Gas Utilities	0.5	0.9
Ground Transportation	0.3	3.6
Health Care Equipment & Supplies	0.4	—
Health Care Providers & Services	2.6	—
Health Care REITs	—	2.0
Hotel & Resort REITs	0.1	2.1
Hotels, Restaurants & Leisure	2.2	—
Household Durables	0.8	—
Household Products	1.3	—
Independent Power & Renewable Electricity Producers	0.3	0.2
Industrial Conglomerates	0.3	—

The accompanying notes are an integral part of these financial statements.

Annual Report  79

	Lazard
	Global	Lazard
	Dynamic	Real
	Multi-Asset	Assets
Industry†	Portfolio	Portfolio

Industrial REITs	—	5.7
Insurance	2.7	—
Interactive Media & Services	2.5	—
IT Services	0.9	—
Leisure Products	0.2	—
Life Sciences Tools & Services	0.7	—
Machinery	1.3	—
Marine Transportation	—	1.2
Media	0.7	0.1
Metals & Mining	0.4	0.5
Multi-Utilities	0.7	3.8
Office REITs	0.1	2.9
Oil, Gas & Consumable Fuels	1.2	6.5
Paper & Forest Products	—	0.3
Passenger Airlines	0.1	—
Personal Care Products	0.5	—
Pharmaceuticals	4.5	—
Professional Services	1.1	—
Real Estate Management & Development	0.4	2.6
Residential REITs	0.1	5.7
Retail REITs	0.5	6.6
Semiconductors & Semiconductor Equipment	3.2	—
Software	5.8	—
Specialized REITs	0.1	10.4
Specialty Retail	1.4	—
Technology Hardware, Storage & Peripherals	2.6	—
Textiles, Apparel & Luxury Goods	0.5	—
Tobacco	0.2	—
Trading Companies & Distributors	0.5	—
Transportation Infrastructure	—	1.0
Water Utilities	—	0.7
Wireless Telecommunication Services	0.2	—
Subtotal	72.1	75.0
Exchange-Traded Funds	1.1	4.6
Foreign Government Obligations	18.7	—
Supranational Bonds	4.6	—
U.S. Treasury Securities	2.7	—
Short-Term Investments	—	16.9
Warrants	0.0	—
Total Investments	99.2%	96.5%

†	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

80  Annual Report

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Annual Report  81

The Lazard Funds, Inc. Statements of Assets and Liabilities

December 31, 2023	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
ASSETS
Investments in securities, at fair value	$66,994,722	$10,421,705
Cash	—	19
Foreign currency, at fair value	456	7,504
Receivables for:
Investments sold	220,994	123,413
Dividends and interest	269,186	64,006
Amount due from Investment Manager (Note 3)	4,468	5,726
Capital stock sold	—	—
Cash collateral pledged for derivative contracts	276,385	—
Gross unrealized appreciation on:
Forward currency contracts	—	64,490
Swap agreements	3,068,607	—
Other assets	—	—
Total assets	70,834,818	10,686,863

LIABILITIES
Securities sold short, at fair value	30,342,486	—
Due to custodian	—	—
Payables for:
Accrued custodian fees	36,057	16,937
Accrued professional services	28,479	25,394
Accrued shareholders’ reports	8,119	2,353
Accrued administration fees	3,851	3,436
Accrued distribution fees	61	38
Accrued directors’ fees	59	—
Management fees	—	—
Investments purchased	96,660	60
Capital stock redeemed	126,622	—
Dividends on securities sold short	6,855	—
Variation margin on open futures contracts	—	—
Gross unrealized depreciation on:
Forward currency contracts	9,438	80,646
Swap agreements	2,762,578	—
Line of credit outstanding	—	51,950
Written options, at fair value	5,242	—
Other accrued expenses and payables	75,250	1,031
Total liabilities	33,501,757	181,845
Net assets	$37,333,061	$10,505,018

The accompanying notes are an integral part of these financial statements.

82  Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$36,763,152	$23,225,904
—	—
—	15,819

—	—
6,878	116,172
—	—
—	15
—	1,030,364

—	466
—	—
—	16,123
36,770,030	24,404,863

—	—
3,955	—

5,366	10,172
25,865	26,423
7,093	4,474
4,056	3,959
—	40
42	—
24,869	5,580
—	—
—	—
—	—
—	15,238

—	3,661
—	270,687
—	—
—	—
1,457	6,471
72,703	346,705
$36,697,327	$24,058,158

Annual Report  83

December 31, 2023	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
NET ASSETS
Paid in capital	$46,818,491	$9,639,791
Distributable earnings (Accumulated loss)	(9,485,430)	865,227
Net assets	$37,333,061	$10,505,018

Institutional Shares
Net assets	$36,826,788	$10,338,203
Shares of capital stock outstanding*	4,529,566	1,169,739
Net asset value, offering and redemption price per share	$8.13	$8.84

Open Shares
Net assets	$506,273	$166,815
Shares of capital stock outstanding*	62,090	19,028
Net asset value, offering and redemption price per share	$8.15	$8.77

R6 Shares
Net assets	—	—
Shares of capital stock outstanding*	—	—
Net asset value, offering and redemption price per share	—	—

Cost of investments in securities	$68,545,121	$9,136,217
Proceeds received from securities sold short	$29,467,812	$—
Proceeds received from written options	$5,880	$—
Cost of foreign currency	$457	$7,464

*	$0.001 par value, 6,900,000,000 shares authorized for the Portfolios in total.
(a)	Consolidated Statement of Assets and Liabilities.

The accompanying notes are an integral part of these financial statements.

84  Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$30,649,811	$29,606,616
6,047,516	(5,548,458)
$36,697,327	$24,058,158

$36,572,813	$23,754,937
3,633,121	2,456,917

$10.07	$9.67

$124,514	$263,393
12,446	27,219

$10.00	$9.68

—	$39,828
—	4,121

—	$9.66

$31,717,556	$21,926,330
$—	$—
$—	$—
$—	$15,783

Annual Report  85

The Lazard Funds, Inc. Statements of Operations

For the Period Ended December 31, 2023	Lazard Enhanced Opportunities Portfolio	Lazard Global Dynamic Multi-Asset Portfolio
Investment Income (Loss)
Income
Interest	$1,990,396	$213,477
Dividends#	1,735	123,309
Total investment income*	1,992,131	336,786
Expenses
Management fees (Note 3)	369,445	91,297
Professional services	96,266	46,243
Custodian fees	86,182	94,499
Registration fees	36,252	32,036
Administration fees	28,929	25,494
Shareholders’ reports	24,925	9,093
Shareholders’ services	12,834	10,927
Directors’ fees and expenses	7,541	5,805
Distribution fees (Open Shares)	1,214	390
Amortization of offering costs (Note 2(i))	—	—
Other^	6,852	5,208
Total gross expenses before expenses on securities sold short	670,440	320,992
Broker expense on securities sold short	663,251	—
Dividend expense on securities sold short	316,957	—
Total gross expenses	1,650,648	320,992
Management fees waived and expenses reimbursed	(182,307)	(217,814)
Total net expenses	1,468,341	103,178
Net investment income (loss)	523,790	233,608
Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(1,431,686)	(369,228)
Securities sold short	547,449	—
Foreign currency transactions	20,635	(5,459)
Forward currency contracts	(26,177)	26,961
Futures contracts	—	—
Written options	108,157	—
Swap agreements	891,516	—
Total net realized gain (loss)	109,894	(347,726)
Net change in unrealized appreciation (depreciation) on:
Investments	3,303,819	1,441,433
Securities sold short	(2,089,411)	—
Foreign currency translations	(70)	1,532
Forward currency contracts	6,882	(153,453)
Futures contracts	—	—
Written options	2,791	—
Swap agreements	723,414	—
Total net change in unrealized appreciation (depreciation)	1,947,425	1,289,512
Net realized and unrealized gain (loss)	2,057,319	941,786
Net increase (decrease) in net assets resulting from operations	$2,581,109	$1,175,394
*# Net of foreign withholding taxes of	$607	$6,994
^ Includes interest on line of credit of	$449	$79

# Dividend income for Lazard Global Dynamic Multi Asset Portfolio includes $762 of refunds received as a result of European Union dividend withholding tax reclaim filings. The amount of foreign withholding taxes without such refunds from European Union dividend withholding tax reclaim filings would have been $7,756. Refer to Note 2(b) in the Notes to Financial Statements for further information.

(a) Consolidated Statement of Operations.

The accompanying notes are an integral part of these financial statements.

86  Annual Report

Lazard Opportunistic Strategies Portfolio	Lazard Real Assets Portfolio (a)

$117,244	$558,898
953,840	806,565
1,071,084	1,365,463

452,524	216,360
52,291	57,286
33,056	65,495
33,299	22,917
29,724	28,229
15,923	15,499
13,290	12,309
8,379	17,247
290	1,344
—	2,791
6,573	11,423
645,349	450,900
—	—
—	—
645,349	450,900
(183,167)	(182,995)
462,182	267,905
608,902	1,097,558

2,233,951	1,306,596
—	—
—	(3,081)
—	(10,381)
—	(1,047,410)
—	—
217,651	(380,756)
2,451,602	(135,032)

817,762	549,957
—	—
—	439
—	(5,998)
—	287,144
—	—
150,608	(352,208)
968,370	479,334
3,419,972	344,302
$4,028,874	$1,441,860
$—	$32,256
$—	$—

Annual Report  87

The Lazard Funds, Inc. Statements of Changes in Net Assets

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$523,790	$1,550,942
Net realized gain (loss)	109,894	(4,667,128)
Net change in unrealized appreciation (depreciation)	1,947,425	(2,328,484)
Net increase (decrease) in net assets resulting from operations	2,581,109	(5,444,670)

Distributions to shareholders (Note 2(i))
Net investment income and net realized gains
Institutional Shares	(600,179)	(3,931,443)
Open Shares	(7,265)	(28,882)
R6 Shares	—	—
Return of capital
Institutional Shares	—	(629,300)
Open Shares	—	(4,623)
Net decrease in net assets resulting from distributions	(607,444)	(4,594,248)

Capital stock transactions
Net proceeds from sales
Institutional Shares	10,810,000	56,827,363
Open Shares	104,060	356,167
R6 Shares	—	—
Net proceeds from reinvestment of distributions
Institutional Shares	600,179	4,560,743
Open Shares	7,265	33,505
R6 Shares	—	—
Cost of shares redeemed
Institutional Shares	(15,673,930)	(158,103,819)
Open Shares	(61,118)	(673,149)
Net increase (decrease) in net assets from capital stock transactions	(4,213,544)	(96,999,190)
Total increase (decrease) in net assets	(2,239,879)	(107,038,108)
Net assets at beginning of period	39,572,940	146,611,048
Net assets at end of period	$37,333,061	$39,572,940

The accompanying notes are an integral part of these financial statements.

88  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio		Lazard Opportunistic Strategies Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$233,608	$280,610	$608,902	$672,837
(347,726)	17,464	2,451,602	(432,746)
1,289,512	(3,594,600)	968,370	(11,534,546)

1,175,394	(3,296,526)	4,028,874	(11,294,455)

(158,991)	(532,887)	(1,109,144)	(2,115,374)
(2,349)	(6,101)	(3,421)	(4,294)
—	—	—	—

—	—	—	(17,143)
—	—	—	(35)

(161,340)	(538,988)	(1,112,565)	(2,136,846)

20,497	3,318,612	274,113	279,306
13,099	864	9,484	6,366
—	—	—	—

158,991	532,887	1,024,786	2,021,850
2,349	6,101	3,124	3,996
—	—	—	—

(3,752,462)	(4,765,296)	(23,045,496)	(12,134,042)
(28,360)	(13,381)	(4,172)	(31,698)

(3,585,886)	(920,213)	(21,738,161)	(9,854,222)
(2,571,832)	(4,755,727)	(18,821,852)	(23,285,523)
13,076,850	17,832,577	55,519,179	78,804,702
$10,505,018	$13,076,850	$36,697,327	$55,519,179

Annual Report  89

	Lazard Enhanced Opportunities Portfolio
	Year Ended December 31, 2023	Year Ended December 31, 2022

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	$5,067,123	$15,584,880
Shares sold	1,336,263	6,382,326
Shares issued to shareholders from reinvestment of distributions	73,914	570,944
Shares redeemed	(1,947,734)	(17,471,027)
Net increase (decrease)	(537,557)	(10,517,757)
Shares outstanding at end of period	4,529,566	5,067,123

Open Shares
Shares outstanding at beginning of period	55,974	82,674
Shares sold	12,827	42,821
Shares issued to shareholders from reinvestment of distributions	891	4,226
Shares redeemed	(7,602)	(73,747)
Net increase (decrease)	6,116	(26,700)
Shares outstanding at end of period	62,090	55,974

The accompanying notes are an integral part of these financial statements.

90  Annual Report

Lazard Global Dynamic Multi-Asset Portfolio		Lazard Opportunistic Strategies Portfolio
Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022

$1,600,084	$1,746,408	$5,885,634	$6,871,003
2,483	358,853	28,033	28,705

19,389	65,311	102,376	205,623
(452,217)	(570,488)	(2,382,922)	(1,219,697)
(430,345)	(146,324)	(2,252,513)	(985,369)
1,169,739	1,600,084	3,633,121	5,885,634

20,637	21,426	11,545	13,824
1,569	94	1,015	633

289	752	314	407
(3,467)	(1,635)	(428)	(3,319)
(1,609)	(789)	901	(2,279)
19,028	20,637	12,446	11,545

Annual Report  91

	Lazard Real Assets Portfolio (a)
	Year Ended December 31, 2023	Year Ended December 31, 2022

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,097,558	$606,567
Net realized gain (loss)	(135,032)	(665,201)
Net change in unrealized appreciation (depreciation)	479,334	(3,404,020)
Net increase (decrease) in net assets resulting from operations	1,441,860	(3,462,654)

Distributions to shareholders (Note 2(i))
Net investment income and net realized gains
Institutional Shares	(982,186)	(2,459,340)
Open Shares	(11,657)	(66,131)
R6 Shares	(780)	(61)
Return of capital
Institutional Shares	—	—
Open Shares	—	—
Net decrease in net assets resulting from distributions	(994,623)	(2,525,532)

Capital stock transactions
Net proceeds from sales
Institutional Shares	2,147,217	5,377,839
Open Shares	18,711	2,117,160
R6 Shares	37,374	1,000
Net proceeds from reinvestment of distributions
Institutional Shares	973,887	2,328,285
Open Shares	11,657	66,131
R6 Shares	780	61
Cost of shares redeemed
Institutional Shares	(13,710,507)	(4,128,233)
Open Shares	(623,450)	(1,189,885)
Net increase (decrease) in net assets from capital stock transactions	(11,144,331)	4,572,358
Total increase (decrease) in net assets	(10,697,094)	(1,415,828)
Net assets at beginning of period	34,755,252	36,171,080
Net assets at end of period	$24,058,158	$34,755,252

The accompanying notes are an integral part of these financial statements.

92  Annual Report

	Lazard Real Assets Portfolio (a)
	Year Ended December 31, 2023	Year Ended December 31, 2022

Shares issued and redeemed

Institutional Shares
Shares outstanding at beginning of period	$3,552,832	$3,212,708
Shares sold	227,470	508,999
Shares issued to shareholders from reinvestment of distributions	103,204	239,014
Shares redeemed	(1,426,589)	(407,889)
Net increase (decrease)	(1,095,915)	340,124
Shares outstanding at end of period	2,456,917	3,552,832

Open Shares
Shares outstanding at beginning of period	90,697	12,859
Shares sold	1,986	182,688
Shares issued to shareholders from reinvestment of distributions	1,245	6,795
Shares redeemed	(66,709)	(111,645)
Net increase (decrease)	(63,478)	77,838
Shares outstanding at end of period	27,219	90,697

R6 Shares†
Shares outstanding at beginning of period	99	—
Shares sold	3,940	93
Shares issued to shareholders from reinvestment of distributions	82	6
Net increase (decrease)	4,022	99
Shares outstanding at end of period	4,121	99

†	The inception date for the Real Assets Portfolio R6 Shares was July 22, 2022.
(a)	Consolidated Statements of Changes in Net Assets.

The accompanying notes are an integral part of these financial statements.

Annual Report  93

The Lazard Funds, Inc. Financial Highlights

LAZARD ENHANCED OPPORTUNITIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$7.72	$9.36	$9.13	$8.84	$8.31
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.11	0.18	0.14 #	0.20	0.10
Net realized and unrealized gain (loss)	0.43	(0.86)	0.48	0.69	0.52
Total from investment operations	0.54	(0.68)	0.62	0.89	0.62
Less distributions from:
Net investment income	(0.13)	(0.40)	(0.05)	(0.22)	—
Net realized gains	—	(0.49)	(0.34)	(0.38)	(0.09)
Return of capital	—	(0.07)	—	—	—
Total distributions	(0.13)	(0.96)	(0.39)	(0.60)	(0.09)
Net asset value, end of period	$8.13	$7.72	$9.36	$9.13	$8.84

Total Return (b)	7.02%	–7.39%	6.81%#	10.11%	7.44%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$36,827	$39,139	$145,836	$19,537	$9,223
Ratios to average net assets:
Net expenses	3.77%	2.41%	1.70%#	2.23%	2.71%
Gross expenses	4.23%	2.51%	2.05%	3.79%	5.52%
Gross expenses, excluding expenses on securities sold short	1.71%	1.35%	1.54%	2.82%	4.06%
Net investment income (loss)	1.35%	2.03%	1.47%#	2.22%	1.19%
Portfolio turnover rate:
Excluding securities sold short	187%	178%	168%	167%	272%
Including securities sold short	270%	233%	341%	241%	354%

The accompanying notes are an integral part of these financial statements.

94  Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$7.75	$9.37	$9.13	$8.82	$8.30
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.09	0.15	0.13 #	0.16	0.10
Net realized and unrealized gain (loss)	0.42	(0.84)	0.47	0.70	0.51
Total from investment operations	0.51	(0.69)	0.60	0.86	0.61
Less distributions from:
Net investment income	(0.11)	(0.32)	(0.02)	(0.17)	—
Net realized gains	—	(0.49)	(0.34)	(0.38)	(0.09)
Return of capital	—	(0.12)	—	—	—
Total distributions	(0.11)	(0.93)	(0.36)	(0.55)	(0.09)
Net asset value, end of period	$8.15	$7.75	$9.37	$9.13	$8.82

Total Return (b)	6.63%	–7.45%	6.55%#	9.83%	7.33%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$506	$434	$775	$168	$123
Ratios to average net assets:
Net expenses	4.02%	2.89%	1.92%#	2.45%	2.83%
Gross expenses	5.54%	4.34%	2.99%	4.94%	13.76%
Gross expenses, excluding expenses on securities sold short	3.02%	2.95%	2.52%	3.99%	12.30%
Net investment income (loss)	1.13%	1.67%	1.42%#	1.75%	1.10%
Portfolio turnover rate:
Excluding securities sold short	187%	178%	168%	167%	272%
Including securities sold short	270%	233%	341%	241%	354%

The accompanying notes are an integral part of these financial statements.

Annual Report  95

#	A one-time voluntary reimbursement by the administrator increased the net investment income per share amount of $0.01 per share. For Institutional Shares and Open Shares, the one-time voluntary reimbursement by the administrator increased the total return ratio by 0.11%, decreased the net expense ratios by 0.07% and 0.06% respectively and increased the net investment income (loss) ratio by 0.06%.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

96  Annual Report

LAZARD GLOBAL DYNAMIC MULTI-ASSET PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
the period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$8.07	$10.09	$10.67	$10.78	$9.27
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.17 *	0.15	0.10	0.08	0.14
Net realized and unrealized gain (loss)	0.73	(1.87)	1.18	0.02	1.51
Total from investment operations	0.90	(1.72)	1.28	0.10	1.65
Less distributions from:
Net investment income	—	—	(0.16)	(0.21)	(0.14)
Net realized gains	(0.13)	(0.30)	(1.70)	—	—
Total distributions	(0.13)	(0.30)	(1.86)	(0.21)	(0.14)
Net asset value, end of period	$8.84	$8.07	$10.09	$10.67	$10.78

Total Return (b)	11.22%*	–17.05%	12.17%	1.00%	17.80%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$10,338	$12,911	$17,617	$57,925	$47,481
Ratios to average net assets :
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	2.76%	2.16%	1.70%	1.32%	1.45%
Net investment income (loss)	2.05%*	1.74%	0.91%	0.84%	1.36%
Portfolio turnover rate	89%	108%	83%	173%	125%

The accompanying notes are an integral part of these financial statements.

Annual Report  97

Selected data for a share of capital stock outstanding throughout	Year Ended
the period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$8.03	$10.06	$10.68	$10.78	$9.27
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.15 *	0.13	0.08	0.06	0.11
Net realized and unrealized gain (loss)	0.72	(1.86)	1.16	0.03	1.51
Total from investment operations	0.87	(1.73)	1.24	0.09	1.62
Less distributions from:
Net investment income	—	—	(0.16)	(0.19)	(0.11)
Net realized gains	(0.13)	(0.30)	(1.70)	—	—
Total distributions	(0.13)	(0.30)	(1.86)	(0.19)	(0.11)
Net asset value, end of period	$8.77	$8.03	$10.06	$10.68	$10.78

Total Return (b)	10.90%*	–17.20%	11.78%	0.84%	17.46%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$167	$166	$216	$236	$293
Ratios to average net assets :
Net expenses	1.15%	1.15%	1.15%	1.15%	1.18%
Gross expenses	6.27%	4.85%	3.95%	3.09%	5.45%
Net investment income (loss)	1.78%*	1.48%	0.69%	0.61%	1.10%
Portfolio turnover rate	89%	108%	83%	173%	125%

*	There was less than a $0.01 impact on the net investment income per share and no impact on the total return of the Portfolio as a result of European Union dividend withholding tax reclaims filings for the year ended December 31, 2023. There was a 0.01% impact on the net investment income (loss) ratio of the Portfolio. Refer to Note 2(b) in the Notes to Financial Statements for further information.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

98  Annual Report

LAZARD OPPORTUNISTIC STRATEGIES PORTFOLIO

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$9.41	$11.45	$10.58	$9.87	$8.74
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.13	0.10	0.05	0.05	0.10
Net realized and unrealized gain (loss)	0.83	(1.80)	1.32	0.88	1.23
Total from investment operations	0.96	(1.70)	1.37	0.93	1.33
Less distributions from:
Net investment income	(0.15)	(0.10)	(0.04)	(0.05)	(0.12)
Net realized gains	(0.15)	(0.24)	(0.46)	(0.17)	(0.08)
Return of capital	—	— (b)	—	—	—
Total distributions	(0.30)	(0.34)	(0.50)	(0.22)	(0.20)
Net asset value, end of period	$10.07	$9.41	$11.45	$10.58	$9.87

Total Return (c)	10.29%	–14.93%	12.96%	9.47%	15.16%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$36,573	$55,411	$78,647	$78,116	$83,509
Ratios to average net assets:
Net expenses	1.02%	1.03%	1.11%	1.04%	1.22%
Gross expenses	1.41%	1.32%	1.28%	1.30%	1.43%
Gross expenses, excluding expenses on securities sold short	1.41%*	1.32%	1.19%	1.29%	1.23%
Net investment income (loss)	1.35%	1.03%	0.40%	0.55%	1.08%
Portfolio turnover rate:
Excluding securities sold short	109%	128%	65%	88%	82%
Including securities sold short	NA %*	134%	65%	94%	99%

The accompanying notes are an integral part of these financial statements.

Annual Report  99

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$9.36	$11.38	$10.52	$9.82	$8.69
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.12	0.07	0.02	0.03	0.07
Net realized and unrealized gain (loss)	0.80	(1.77)	1.31	0.86	1.23
Total from investment operations	0.92	(1.70)	1.33	0.89	1.30
Less distributions from:
Net investment income	(0.13)	(0.08)	(0.01)	(0.02)	(0.09)
Net realized gains	(0.15)	(0.24)	(0.46)	(0.17)	(0.08)
Return of capital	—	— (b)	—	—	—
Total distributions	(0.28)	(0.32)	(0.47)	(0.19)	(0.17)
Net asset value, end of period	$10.00	$9.36	$11.38	$10.52	$9.82

Total Return (c)	9.85%	–15.06%	12.65%	9.14%	14.91%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$125	$108	$157	$154	$208
Ratios to average net assets:
Net expenses	1.27%	1.28%	1.36%	1.28%	1.51%
Gross expenses	6.18%	5.14%	4.06%	7.75%	3.78%
Gross expenses, excluding expenses on securities sold short	6.18%*	5.13%	3.97%	7.74%	3.58%
Net investment income (loss)	1.25%	0.71%	0.15%	0.31%	0.76%
Portfolio turnover rate:
Excluding securities sold short	109%	128%	65%	88%	82%
Including securities sold short	NA %*	134%	65%	94%	99%

The accompanying notes are an integral part of these financial statements.

100  Annual Report

*	No securities sold short during the year.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower.

The accompanying notes are an integral part of these financial statements.

Annual Report  101

LAZARD REAL ASSETS PORTFOLIO^

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Institutional Shares
Net asset value, beginning of period	$9.54	$11.21	$10.33	$10.69	$9.42
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.31	0.18	0.17	0.17	0.16
Net realized and unrealized gain (loss)	0.10	(1.12)	2.04	(0.12)	1.35
Total from investment operations	0.41	(0.94)	2.21	0.05	1.51
Less distributions from:
Net investment income	(0.28)	(0.72)	(1.26)	(0.20)	(0.24)
Net realized gains	—	(0.01)	(0.07)	(0.21)	— (b)
Total distributions	(0.28)	(0.73)	(1.33)	(0.41)	(0.24)
Net asset value, end of period	$9.67	$9.54	$11.21	$10.33	$10.69

Total Return (c)	4.44%	–8.45%	21.60%	0.61%	16.07%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$23,755	$33,888	$36,027	$23,959	$17,515
Ratios to average net assets (d) :
Net expenses	0.80%	0.80%	0.80%	0.86%	0.90%
Gross expenses	1.32%	1.34%	1.29%	2.13%	2.20%
Net investment income (loss)	3.31%	1.61%	1.49%	1.73%	1.59%
Portfolio turnover rate	68%	182%	35%	109%	44%

The accompanying notes are an integral part of these financial statements.

102  Annual Report

Selected data for a share of capital stock outstanding throughout	Year Ended
each period	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Open Shares
Net asset value, beginning of period	$9.55	$11.22	$10.34	$10.67	$9.41
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.28	0.18	0.13	0.17	0.14
Net realized and unrealized gain (loss)	0.11	(1.15)	2.05	(0.14)	1.33
Total from investment operations	0.39	(0.97)	2.18	0.03	1.47
Less distributions from:
Net investment income	(0.26)	(0.69)	(1.23)	(0.15)	(0.21)
Net realized gains	—	(0.01)	(0.07)	(0.21)	— (b)
Total distributions	(0.26)	(0.70)	(1.30)	(0.36)	(0.21)
Net asset value, end of period	$9.68	$9.55	$11.22	$10.34	$10.67

Total Return (c)	4.16%	–8.68%	21.28%	0.42%	15.70%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$263	$866	$144	$116	$65
Ratios to average net assets (d):
Net expenses	1.05%	1.05%	1.05%	1.13%	1.10%
Gross expenses	2.24%	2.15%	5.90%	4.64%	23.75%
Net investment income (loss)	2.93%	1.68%	1.16%	1.77%	1.39%
Portfolio turnover rate	68%	182%	35%	109%	44%

The accompanying notes are an integral part of these financial statements.

Annual Report  103

Selected data for a share of capital stock outstanding throughout	Year Ended	For the Period 7/22/22* to
each period	12/31/23	12/31/22
R6 Shares
Net asset value, beginning of period	$9.54	$10.84
Income (Loss) from investment operations:
Net investment income (loss) (a)	0.34	0.11
Net realized and unrealized gain (loss)	0.07	(0.75)
Total from investment operations	0.41	(0.64)
Less distributions from:
Net investment income	(0.29)	(0.65)
Net realized gains	—	(0.01)
Total distributions	(0.29)	(0.66)
Net asset value, end of period	$9.66	$9.54

Total Return (c)	4.38%	–5.92%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$40	$1
Ratios to average net assets (d):
Net expenses	0.75%	0.75%
Gross expenses	32.62%	595.55%
Net investment income (loss)	3.69%	2.34%
Portfolio turnover rate	68%	182%

^	Consolidated Financial Highlights.
*	The inception date for the R6 Shares was July 22, 2022.
(a)	Net investment income (loss) has been computed using the average shares method.
(b)	Amount is less than $0.01 per share.
(c)	Total returns reflect reinvestment of all dividends and distributions, if any. Certain expenses of the Portfolio may have been waived or reimbursed by the Investment Manager, State Street or SS&C GIDS; without such waiver/reimbursement of expenses, the Portfolio’s returns would have been lower. Returns for a period of less than one year are not annualized.
(d)	Annualized for a period of less than one year except for non-recurring expenses.

The accompanying notes are an integral part of these financial statements.

104  Annual Report

The Lazard Funds, Inc. Notes to Financial Statements

December 31, 2023

1. Organization

The Lazard Funds, Inc. was incorporated in Maryland on May 17, 1991 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2023, the Fund was comprised of twenty-seven no-load portfolios (each referred to as a “Portfolio”). This report includes only the financial statements of the Lazard Enhanced Opportunities Portfolio (“Enhanced Opportunities”), the Lazard Global Dynamic Multi-Asset Portfolio (“Global Dynamic Multi-Asset”), the Lazard Opportunistic Strategies Portfolio (“Opportunistic Strategies”) and Lazard Real Assets Portfolio (“Real Assets”). The financial statements of the other twenty-three Portfolios are presented separately.

The Global Dynamic Multi-Asset, Opportunistic Strategies, and Real Assets Portfolios are operated as “diversified” funds, as defined in the 1940 Act. The Lazard Enhanced Opportunities Portfolio is operated as a “non-diversified” fund, as defined in the 1940 Act.

The Fund currently offers Institutional Shares and Open Shares and certain Portfolios offer R6 Shares. Each share class is identical except as to minimum investment requirements; the services offered to, and expenses borne by, each class; and the availability of Service Payments (as defined in the Fund’s prospectus).

Lazard Real Assets Portfolio has a wholly-owned subsidiary, Lazard Real Assets Portfolio, Ltd. (the “Subsidiary”), organized under the laws of the Cayman Islands. The Subsidiary acts as an investment vehicle for the Portfolio in order to effect certain investments on behalf of the Portfolio, consistent with its investment objective and policies as described in its prospectus. In addition to investing directly in commodity-linked instruments, the Portfolio may gain exposure to the commodities markets by investing up to 25% of its total assets in the Subsidiary. The financial statements of the Portfolio have been consolidated and include the accounts of both the Portfolio and the Subsidiary. All inter-company balances and transactions have been eliminated in consolidation. As of December 31, 2023, net assets of the Portfolio were $24,058,158 of which $2,723,652, or 11.32%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

Annual Report  105

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in accordance with Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Equity securities traded on a securities exchange or market, including exchange-traded option contracts, rights and warrants, and exchange traded funds, are valued at the last reported sales price (for US listed equity securities) or the closing price (for non-US listed equity securities) on the exchange or market on which the security is principally traded or, for securities trading on the Nasdaq, the Nasdaq Official Closing Price. If there is no available closing price for a non-US listed equity security, the last reported sales price is used. If there are no reported sales of a security on the valuation date, the security is valued at the most recent quoted bid price on such date reported by such principal exchange or market. Futures contracts are valued at the settlement price on the exchange on which the contract is principally traded. Over the counter swap agreements are valued by an independent pricing service and centrally cleared swaps are valued at the last reported sale on the clearing exchange. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

Trading on certain non-US securities exchanges or markets, such as those in Europe and Asia, ordinarily may be completed before the close of business on each business day in New York (i.e., a

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day on which the New York Stock Exchange (the “NYSE”) is open). In addition, securities in non-US countries, may not trade on all business days in New York and on which the NAV of a Portfolio is calculated.

Events occurring after the close of trading on foreign exchanges may affect the fair value of foreign securities as of the close of regular trading on the NYSE, when the Portfolios’ NAVs are calculated. When valuing foreign equity securities, the Portfolios use an independent pricing service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments, which have a strong correlation to the fair-valued securities.

The Board of Directors (“The Board”) has designated the Investment Manager to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Investment Manager has created a Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, which may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income and dividend expenses on short sales are recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by a Portfolio. Interest income, if any, is accrued daily. A Portfolio amortizes

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premiums and accretes discounts on fixed-income securities using the effective yield method.

A Portfolio may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized and/or unrealized). An affected Portfolio accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and/or unrealized) from the applicable Portfolio securities.

(c) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Portfolios do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Daily fluctuations in the value of forward currency contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Portfolio records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed. Net realized gain (loss) on foreign currency transactions and forward currency contracts represent net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ accounting records and the US dollar

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equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

During the year ended December 31, 2023, the Enhanced Opportunities, Global Dynamic Multi-Asset and Real Assets Portfolios traded in forward currency contracts.

(d) Futures Contracts—Futures contracts are purchased or sold to gain exposure to, or manage exposure from, changes in the value of equity securities or foreign currencies and changes in interest rates.

Futures contracts are exchange-traded agreements between a Portfolio and a counter-party to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, a Portfolio is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash collateral pledged for futures contracts in the Statement of Assets and Liabilities.

Securities may be deposited as initial margin. If applicable, any cash deposited and held on margin is shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, a Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as receivables (or payables) for variation margin on open futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount of the contract at the time it was closed. The use of futures contracts

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involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

During the year ended December 31, 2023, the Real Assets Portfolio traded in futures contracts.

(e) Swap Agreements—Swap agreements on equity securities involve commitments to pay interest in exchange for a market linked return based on a notional amount. Fixed income swaps involve commitments to pay interest in return for exposure to a specific corporation or market. The counterparty pays out the total return of the security or basket of securities and, in return, receives a regular stream of payments, based on an agreed-upon interest rate. To the extent the total return of the security or basket of securities underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Commodity-linked swap agreements involve commitments to pay interest in exchange for a commodity-linked return based on a notional amount. To the extent the return of the reference commodity or commodity index or basket of reference commodities or commodity indices underlying the transaction exceeds (or falls short of) the offsetting interest rate obligation, a Portfolio will receive a payment from (or make a payment to) the counterparty.

Swap agreements generally are valued by an independent pricing service, and the change in value, if any, is recorded as unrealized appreciation (depreciation) on swap agreements in a Portfolio’s accompanying Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swap agreements in a Portfolio’s accompanying Statement of Operations, in addition to any realized gain (loss) recorded upon the termination of swap agreements.

During the year ended December 31, 2023, the Enhanced Opportunities, Opportunistic Strategies and Real Assets Portfolios traded in swap agreements.

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(f) Options Transactions—Put and call options purchased are accounted for in the same manner as portfolio securities. Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. When a Portfolio writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Portfolio writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash collateral in the Statement of Assets and Liabilities. If a Portfolio writes an option, it bears the market risk of an unfavorable change in the price of the security underlying the written option. The risk of loss is unlimited for uncovered written call options. For uncovered written put options, the risk of loss is limited to the difference between the strike price of the option and the premiums received upon writing the option.

During the year ended December 31, 2023, the Enhanced Opportunities Portfolio traded in options.

(g) Short Sales—A short sale is a transaction in which a Portfolio sells securities it does not own but has borrowed in anticipation of a decline in the market price of the securities. The initial amount of a short sale is recorded as a liability which is marked-to-market daily. Fluctuations in the value of the short liability are recorded as unrealized gains or losses. A Portfolio realizes a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). Short sales by a Portfolio involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. The Portfolio may have to pay a fee to borrow the particular security and is liable to the buyer for any dividends or interest payable on securities while those securities are in a short position. These dividends and interest amounts are an expense of the Portfolio. The Portfolio designates collateral consisting of cash, US

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government securities or other liquid assets sufficient to collateralize the market value of short positions.

Proceeds from short sales are generally retained in cash accounts or invested in securities that are cash equivalents. With regard to securities borrowed as of December 31, 2023, pursuant to short sale arrangements, a Portfolio has a right to set off any assets held (including the borrowed securities) or obligations owed to the lender (State Street), in the event of the lender’s default, against any obligations owed by the lender to the Portfolio under any agreement or collateral document. At December 31, 2023, the Enhanced Opportunities Portfolio had pledged $52,589,457 of securities held long as collateral under such arrangements.

For the year ended December 31, 2023, the following Portfolios received proceeds from securities sold short and purchases to cover short positions as follows:

Portfolio	Proceeds from Securities Sold Short	Purchased to Cover Short Positions

Enhanced Opportunities	$106,678,353	$116,920,569

(h) Federal Income Taxes—The Fund’s policy is for each Portfolio to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and to distribute all of its taxable income, including any net realized capital gains, to shareholders. Therefore, no federal income tax provision is required.

At December 31, 2023, the following Portfolios had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains with no expiration date as follows:

Portfolio	Short-Term	Long-Term

Enhanced Opportunities	$(2,925,427)	$(3,637,914)
Global Dynamic Multi-Asset	(102,628)	(207,067)
Real Assets	(1,400,857)	—

Under current tax law, post-October capital losses or certain late-year ordinary losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of

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the following tax year. For the tax year ended December 31, 2023, the following Portfolios elected to defer such losses as follows:

Portfolio	Post-October Capital Loss Deferral	Late-Year Ordinary Loss Deferral

Real Assets	$—	$ 11,901

For federal income tax purposes, the aggregate cost, aggregate gross unrealized appreciation, aggregate gross unrealized depreciation and the net unrealized appreciation (depreciation) were as follows:

Portfolio	Aggregate Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Enhanced Opportunities	$40,753,827	$5,333,542	$9,447,300	$(4,113,758)
Global Dynamic Multi-Asset	9,262,989	1,471,750	317,956	1,153,794
Opportunistic Strategies	31,748,447	5,045,596	30,891	5,014,705
Real Assets	29,173,030	5,000,024	10,947,142	(5,947,118)

Management has analyzed the Portfolios, tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on tax returns filed for any open tax years (or expected to be taken on future tax returns). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitations. Each Portfolio files a US federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

(i) Dividends and Distributions—For each Portfolio, income dividends are declared and paid annually, except that the Real Assets Portfolio’s dividends from net investment income (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Portfolios, if not distributed. The Portfolios intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed

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more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset the Real Assets Portfolio’s ordinary income and/or capital gains for that year, or any future tax year.

The Lazard Global Dynamic Multi-Asset Portfolio used equalization during the year on its 2023 tax return, and has elected to treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the Portfolio’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the Portfolio would otherwise be required to distribute as dividends to shareholders in order for the Portfolio to avoid federal income and excise taxes. This practice reduces the amount of distributions required to be made to non-redeeming shareholders and defers the recognition of taxable income by such shareholders. However, since the amount of any undistributed income will be reflected in the value of the Portfolio’s shares, the total return on a shareholder’s investment is not affected by the Portfolio’s use of equalization.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency transactions, wash sales, net operating losses, distributions redesignations, Treasury Inflation-Protected Securities, currency straddles, capital loss carryforwards, foreign bond bifurcation, organizational expenses, passive foreign investment company gains and losses, deemed dividends on convertible debt, equalization accounting (as described above), straddles, certain fixed-income securities, expenses, derivatives, return of capital distributions, and distributions from real estate investment trusts (“REITs”).

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The book/tax differences relating to shareholder distributions resulted in reclassifications among certain capital accounts as follows:

Portfolio	Paid in Capital	Distributable Earnings (Accumulated Loss)

Enhanced Opportunities	$(118,492)	$118,492
Global Dynamic Multi-Asset	(6,075)	6,075
Opportunistic Strategies	293,799	(293,799)
Real Assets	(1,149,527)	1,149,527

The tax character of dividends and distributions paid during the years ended December 31, were as follows:

	Ordinary Income		Long-Term Capital Gain
Portfolio	2023	2022	2023	2022

Enhanced Opportunities*	$607,444	$3,638,772	$—	$321,553
Global Dynamic Multi-Asset	—	55,551	161,340	483,437
Opportunistic Strategies*	552,798	574,093	559,767	1,545,575
Real Assets	994,623	2,477,820	—	47,712

*	Enhanced Opportunities and Opportunistic Strategies Portfolios had return of capital distributions of $633,923 and $17,178 in 2022.

At December 31, 2023, the components of distributable earnings (accumulated loss), on a tax basis, were as follows:

Portfolio	Undistributed Ordinary Income (Deferred Ordinary Losses)	Undistributed Long-Term Capital Gain (Deferred Capital Losses)	Net Unrealized Appreciation (Depreciation) Including Foreign Currency

Enhanced Opportunities	$1,236,000	$(6,563,341)	$(4,158,089)
Global Dynamic Multi-Asset	48,448	(309,695)	1,126,474
Opportunistic Strategies	86,323	946,488	5,014,705
Real Assets	(11,901)	(1,400,857)	(4,135,700)

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(j) Allocation of Expenses—Expenses common to the Fund, Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (each a “Lazard Fund” and collectively, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager, not directly chargeable to one or more specific Lazard Funds are allocated to the Fund and among its Portfolios primarily on the basis of relative net assets. Expenses of the Fund not directly chargeable to one or more Portfolios are similarly allocated among the Portfolios primarily on the basis of relative net assets. The Portfolios accrue distribution and service (12b-1) fees to Open Shares. Each Portfolio’s income, expenses (other than class specific expenses) and realized and unrealized gains and losses are allocated proportionally each day between its classes based upon the relative net assets of each class.

(k) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(l) Net Asset Value—The NAV per share for each class of each Portfolio is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. The Fund values securities and other assets for which market quotations are readily available at market value. Securities and other assets for which current market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures approved by the Board.

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3. Investment Management, Administration, Custody, Distribution and Transfer Agency Agreements

The Fund, on behalf of the Portfolios, has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager manages the investment operations of each Portfolio and the assets of each Portfolio, including the purchase, retention and disposition thereof, in accordance with the Portfolio’s investment objectives, policies, and restrictions, and provides the Portfolios with administrative, operational and compliance assistance services. For its services provided to the Portfolios, the Investment Manager earns a management fee, accrued daily as a percentage of each Portfolio’s average daily net assets and payable by each Portfolio monthly, at the annual rate set forth below:

Portfolio	Annual Rate

Enhanced Opportunities	0.95%
Global Dynamic Multi-Asset	0.80
Opportunistic Strategies	1.00
Real Assets	0.65

The Investment Manager provides investment management and other services to the Subsidiary. The Investment Manager does not receive separate compensation from the Subsidiary for providing such services. However, the Real Assets Portfolio pays the Investment Manager based on its net assets, which include the assets of the Subsidiary.

The Investment Manager has voluntarily agreed to waive its fees and, if necessary, reimburse each Portfolio until May 1, 2024 (or such other date as indicated below) if the aggregate direct expenses of a Portfolio, exclusive of taxes, brokerage, interest on borrowings, dividend and interest expenses on securities sold short, fees and expenses of “Acquired Funds” (as defined in Form N-1A), fees and expenses related to filing foreign tax reclaims and extraordinary expenses, exceed an applicable percentage of the value of the Portfolio’s average daily net assets set forth opposite the Portfolio’s name in the table below. The Fund, on behalf of the Portfolio, may deduct from the payment to be made to the Investment Manager under the Management Agreement, or the Investment Manager will bear, such excess expenses.

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Portfolio	Institutional Shares	Open Shares	R6 Shares

Enhanced Opportunities	1.25%	1.50%	N/A	%
Global Dynamic Multi-Asset	0.90	1.15	N/A
Opportunistic Strategies	1.02	1.27	N/A
Real Assets (a)	0.80	1.05	0.75

(a)	This agreement will continue in effect until May 1, 2033 for the R6 Shares.

During the year ended December 31, 2023, the Investment Manager waived its management fees and reimbursed the following Portfolios for other expenses as follows:

	Institutional Shares		Open Shares
Portfolio	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed

Enhanced Opportunities	$174,915	$ —	$4,612	$2,780
Global Dynamic Multi-Asset	90,049	119,777	1,248	6,740
Opportunistic Strategies	177,466	—	1,161	4,540
Real Assets	170,371	—	3,495	2,882

	R6 Shares
Portfolio	Management Fees Waived	Expenses Reimbursed

Real Assets	$127	$6,120

The aforementioned waivers and/or reimbursements are not subject to recoupment by the Investment Manager.

State Street serves as the Fund’s custodian and provides the Fund with certain administrative services.

The Fund has a distribution agreement with Lazard Asset Management Securities LLC (the “Distributor”), a wholly-owned subsidiary of the Investment Manager, to serve as the distributor for shares of each Portfolio. The Distributor bears, amongst other expenses, the cost of preparing and distributing materials used by the Distributor in connection with its offering Portfolio shares and other advertising and promotional expenses.

Under a distribution and servicing plan adopted pursuant to Rule 12b-1 under the 1940 Act, each Portfolio pays a monthly fee to the Distributor, at an annual rate of 0.25% of the average daily net

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assets of its Open Shares, for certain distribution activities and providing services to holders of the Portfolio’s Open Shares. The Distributor may make payments to third parties such as financial institutions, securities dealers and other industry professionals in respect of these services.

SS&C GIDS is the Fund’s transfer agent and dividend disbursing agent.

4. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. The annual compensation in 2023 for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $245,000, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund) also may be paid additional fees for participation on ad hoc committees or other work performed on behalf of the Board. Effective January 1, 2024, the annual compensation for each Director who is not an affiliated person of the Investment Manager or any of its affiliates that is payable by all of the funds in the Lazard Fund Complex, is comprised of: (1) an annual fee of $252,500, (2) an additional annual fee of $35,000 to the lead Independent Director, and (3) an additional annual fee of $25,000 to the Audit Committee Chair. The Independent Directors are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings or incurred in connection with work performed on behalf of the Board. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees and expenses are allocated among the active portfolios in the Lazard Fund Complex at a rate of $5,000 per active portfolio with the remainder allocated among the active portfolios on the basis of relative net assets. The Statements of Operations shows the Independent Directors’ compensation and expenses paid by each Portfolio.

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5. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments and short sales) for the year ended December 31, 2023 were as follows:

Portfolio	Purchases	Sales

Enhanced Opportunities	$102,006,751	$125,088,717
Global Dynamic Multi-Asset	9,700,168	12,818,340
Opportunistic Strategies	46,962,459	63,614,224
Real Assets	12,469,007	20,569,857

	US Treasury Securities
Portfolio	Purchases	Sales

Enhanced Opportunities	$ 530,600	$3,002,550
Global Dynamic Multi-Asset	317,643	379,359
Real Assets	2,785,554	2,785,795

At December 31, 2023, the Investment Manager owned 35.46% of the outstanding shares of the Global Dynamic Multi-Asset Portfolio.

For the year ended December 31, 2023, the Portfolios did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

6. Line of Credit

The Fund has a $100 million committed line of credit pursuant to an Amended and Restated Loan Agreement (the “Agreement”) with State Street, primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at 1.00% plus the “Applicable Rate,” which is the higher of (a) the Federal Funds Rate plus 10 basis points and (b) the Overnight Bank Funding Rate (OBFR) plus 10 basis points, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.20% per annum fee on the unused portion of the commitment, payable quarterly in arrears. The Fund has also agreed to pay an upfront fee of 0.05% of the committed line

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amount. During the year ended December 31, 2023, the following Portfolios had borrowings under the Agreement as follows:

Portfolio	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate	Number of Days Borrowings were Outstanding

Enhanced Opportunities	$377,077	$480,226	5.72%	5
Global Dynamic Multi-Asset	72,195	206,462	6.29	10
Opportunistic Strategies	158,491	158,491	6.43	4

*	For days borrowings were outstanding.

Management believes that the fair value of the liabilities under the Agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates with the Applicable rate. A Portfolio’s outstanding balance under the Agreement, if any, would be categorized as Level 2.

7. Investment Risks

Not all risks described below apply to all Portfolios, or may not apply to the same degree for one or more Portfolios compared to one or more other Portfolios. In addition, not all risks applicable to an investment in a Portfolio are described below. Please see the current summary prospectus for the relevant Portfolio(s) or a current Portfolio prospectus for further information regarding a Portfolio’s investment strategy and related risks.

(a) Market Risk—A Portfolio may incur losses due to declines in one or more markets in which it invests. These declines may be the result of, among other things, political, regulatory, market, economic or social developments affecting the relevant market(s). To the extent that such developments impact specific industries, market sectors, countries or geographic regions, a Portfolio’s investments in such industries, market sectors, countries and/or geographic regions can be expected to be particularly affected, especially if such investments are a significant portion of its investment portfolio. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect a Portfolio. Global economies and financial markets are increasingly interconnected, and conditions and events in one country, region or financial market may adversely

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impact issuers worldwide. As a result, local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issues, social unrest, supply chain disruptions, market manipulations, government defaults, government shutdowns, the imposition of sanctions and other similar measures, recessions or other events could have a significant negative impact on global economic and market conditions. Additionally, general market conditions may impact the value of a Portfolio’s securities, including changes in interest rates, currency rates or monetary policies. It is not known how long the effects of such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may be expected to impact a Portfolio and its investments.

(b) Convertible Securities Risk—The market value of convertible securities may perform like that of non-convertible fixed income securities; that is, their prices move inversely with changes in interest rates (i.e., as interest rates go up, prices go down). In addition, convertible securities are subject to the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security also is subject to the same types of market and issuer risks that apply to the underlying common stock.

(c) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening.

Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased

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redemptions, and, as a result, a Portfolio may have to liquidate portfolio securities at disadvantageous prices. A Portfolio may be subject to heightened interest rate risk because the Federal Reserve has raised, and may continue to raise, interest rates.

A Portfolio’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering a Portfolio’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, a Portfolio may have to reinvest the proceeds of called or redeemed securities in an investment offering a lower yield (and the Portfolio may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

Structured notes are privately negotiated debt instruments where the principal and/or interest is determined by reference to a specified asset, market or rate, or the differential performance of two assets or markets. Structured notes can have risks of both debt securities and derivatives transactions.

Adjustable rate securities provide a Portfolio with a certain degree of protection against rises in interest rates, although adjustable rate securities will participate in any declines in interest rates. Certain adjustable rate securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index,

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are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value (such as zero coupon securities) or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of “original issue discount” previously accrued thereon, i.e., purchased at a “market discount.” The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount will cause a Portfolio to realize income prior to the receipt of cash payments with respect to these securities.

(d) Preferred Securities Risk—There are various risks associated with investing in preferred securities. In addition, unlike common stock, participation in the growth of an issuer may be limited.

•	Credit risk is the risk that a security held by a Portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status.

•	Interest rate risk is the risk that securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall.

•	Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer.

•	Preferred securities are generally subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

•	During periods of declining interest rates, an issuer may be able to exercise an option to call, or redeem its issue at par earlier than the scheduled maturity. If this occurs during a time

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of lower or declining interest rates, a Portfolio may have to reinvest the proceeds in lower yielding securities (and the Portfolio may not benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

•	Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or US government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by a Portfolio or at prices approximating the value at which the Portfolio is carrying the securities on its books.

(e) Non-US Securities Risk—A Portfolio’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Portfolio invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. Non-US securities may be subject to economic sanctions or other similar governmental actions or developments, which could, among other things, effectively restrict or eliminate the Portfolio’s ability to purchase or sell certain foreign securities. To the extent the Portfolio holds securities subject to such actions, the securities may become difficult to value and/or less liquid (or illiquid). In some cases, the securities may become worthless. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates.

(f) Emerging Market Risk—Emerging market countries generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile and less liquid than more developed markets. These market conditions may continue or worsen.

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Investments in these countries may be subject to political, economic, legal, market and currency risks. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies.

(g) Foreign Currency Risk—Investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. A Portfolio’s investments denominated in such currencies (particularly currencies of emerging markets countries) as well as any investments in currencies themselves could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of currencies. Irrespective of any foreign currency exposure hedging, a Portfolio may experience a decline in the value of its portfolio securities, in US dollar terms, due solely to fluctuations in currency exchange rates.

(h) Short Position Risk—Short positions may involve substantial risks. If a short position appreciates in value during the period of a Portfolio’s investment, there will be a loss to the Portfolio that could be substantial. Short positions involve more risk than long positions because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transaction costs. However, a Portfolio’s potential loss on a short position is unlimited because, theoretically, there is no limit to the potential price increase of a security. In addition, a Portfolio’s short sales transactions are dependent on counterparties to its securities borrowing transactions and are subject to the risk of default by a counterparty, which could result in a loss of Portfolio assets used as collateral or the loss of monies owed to the Portfolio by a counterparty.

(i) Derivatives and Hedging Risk—Derivatives and other similar transactions, including those entered into for hedging purposes (i.e., seeking to protect Portfolio investments), may increase volatility, reduce returns, limit gains or magnify losses, perhaps substantially, particularly since most derivatives have a leverage component that provides investment exposure in excess of the

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amount invested. Swap agreements; forward currency contracts; over-the-counter options on securities (including options on shares of ETFs), indices and currencies; and other over-the-counter derivatives transactions are subject to the risks of the creditworthiness of, and default by, the counterparty and consequently may lose all or a portion of their value due solely to the creditworthiness of, or default by, the counterparty. Over-the-counter derivatives frequently may be illiquid and difficult to value. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. These derivatives transactions, as well as the exchange-traded futures and options in which a Portfolio may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of the related reference asset, index or rate. As such, a small investment could have a potentially large impact on a Portfolio’s performance. In fact, many derivatives may be subject to greater risks than those associated with investing directly in the underlying or other reference asset. Derivatives transactions incur costs, either explicitly or implicitly, which reduce returns, and costs of engaging in such transactions may outweigh any gains or any losses averted from hedging activities. Successful use of derivatives, whether for hedging or for other investment purposes, is subject to the Investment Manager’s ability to predict correctly movements in the direction of the relevant reference asset or market and, for hedging activities, correlation of the derivative instruments used with the investments seeking to be hedged. Use of derivatives transactions, even if entered into for hedging purposes, may cause a Portfolio to experience losses greater than if the Portfolio had not engaged in such transactions. When the Portfolio enters into derivatives transactions, it may be required to post margin and make settlement payments while the positions are open, and the Portfolio may have to sell a security at a disadvantageous time or price to meet such obligations. Derivatives transactions are also subject to operational and legal risk.

(j) Natural Resources Risk—Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature

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(such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non-US companies are subject also may affect US companies if they have significant operations or investments in non-US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non-US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub-categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.

(k) Real Estate Investments Risk—A Portfolio’s investments in Real Estate Investments (as defined in the prospectus) could lose money due to the performance of real estate-related securities even if securities markets generally are experiencing positive results. The performance of Real Estate Investments may be determined to a great extent by the current status of the real estate industry in general, or by other factors that may affect the real estate industry, even if other industries would not be so affected. Consequently, Real Estate Investments could lead to investment results that may be significantly different from investments in other real assets categories or investments in the broader securities markets. The risks related to investments in Real Estate Investments include, but are not limited to: adverse changes in general economic and local market conditions; adverse developments in employment; changes in supply or demand for similar or competing properties; unfavorable changes in applicable taxes, governmental regulations and interest rates; operating or development expenses; and lack of available financing.

Due to certain special considerations that apply to REITs, investments in REITs may carry additional risks not necessarily present in investments in other securities. REIT securities

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(including those trading on national exchanges) typically have trading volumes that are less than those of securities of other types of companies which may affect a Portfolio’s ability to trade or liquidate those securities. An investment in a REIT may be adversely affected if the REIT fails to comply with applicable laws and regulations, including failing to qualify as a REIT under the Code. Failure to qualify with any of these requirements could jeopardize a company’s status as a REIT. A Portfolio generally will have no control over the operations and policies of a REIT, including qualification as a REIT.

(l) Infrastructure Companies Risk—Securities and instruments of infrastructure companies, which consist of utilities, pipelines, toll roads, airports, railroads, ports, telecommunications and other infrastructure companies, are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation and service interruption due to environmental, operational or other mishaps.

(m) Commodities-Related Investments Risk—Exposure to the commodities markets may subject a Portfolio to greater volatility than other types of investments. The values of commodities and commodity-linked derivative instruments are affected by events that may have less impact on the values of equity and fixed income securities. Investments linked to the prices of commodities are considered speculative. Because the value of a commodity-linked derivative instrument, such as a futures contract on a physical commodity, typically is based upon the price movements of the underlying reference asset,

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index or rate, the value of these instruments will rise or fall in response to changes in the underlying reference asset, index or rate. Prices of commodities and commodity-linked investments may fluctuate significantly over short periods for a variety of factors, including: changes in supply and demand relationships; weather; agricultural or livestock markets; agricultural or livestock disease or pestilence; trade relationships; fiscal, monetary and exchange control programs; and embargoes, tariffs, terrorism and international economic, political, military and regulatory developments.

(n) Subsidiary and Tax Status Risk—The Real Assets Portfolio invests in the Subsidiary, which is not registered as an investment company under the 1940 Act. A regulatory change in the US or the Cayman Islands, under which the Portfolio and the Subsidiary, respectively, are organized, that impacts the Subsidiary or how the Portfolio invests in the Subsidiary, such as a change in tax law, could adversely affect the Portfolio. By investing in the Subsidiary, the Portfolio is exposed to the risks associated with the Subsidiary’s investments, which generally include the risks of investing in commodity-related derivative instruments.

Income and gains from commodities or certain commodity-linked derivative instruments do not constitute “qualifying income” to the Real Assets Portfolio for purposes of qualification as a “regulated investment company” for federal income tax purposes. Without such qualification, the Portfolio could fail to qualify as a RIC and be subject to tax. The tax treatment of the Portfolio’s investments in the Subsidiary and commodity-linked derivative instruments could affect whether income derived from such investment is “qualifying income” under the Code, or otherwise affect the character, timing and/or amount of the Portfolio’s taxable income or any gains and distributions made by the Portfolio.

(o) Closed-End Funds and ETFs Risk—Shares of closed-end funds and ETFs in which a Portfolio may invest may trade at prices that vary from their net asset values, sometimes significantly. The shares of closed-end funds and ETFs may trade at prices at, below or above their net asset value. Shares of closed-end funds, in particular, frequently trade at persistent discounts to their net

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asset value. In addition, the performance of an ETF pursuing a passive index-based strategy may diverge from the performance of the index. A Portfolio’s investments in closed-end funds and ETFs are subject to the risks of the closed-end funds’ and ETFs’ investments, as well as to the general risks of investing in closed-end funds and ETFs, respectively. A Portfolio investing in closed-end funds or ETFs will bear not only the Portfolio’s management fees and operating expenses, but also the Portfolio’s proportional share of the management fees and operating expenses of the closed-end funds and/or ETFs in which the Portfolio invests. Although Section 12 of the 1940 Act limits the amount of a Portfolio’s assets that may be invested in one or more closed-end funds and/or ETFs, Rule 12d1-4 under the 1940 Act allows a Portfolio to acquire the securities of another investment company, including ETFs, in excess of the limitations imposed by Section 12 of the 1940 Act, subject to certain limitations and conditions.

(p) Government Securities Risk—Not all obligations of the US government, its agencies and instrumentalities are backed by the full faith and credit of the US Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the US government or its agencies or instrumentalities of a security held by a Portfolio does not apply to the market value of such security or to shares of the Portfolio itself. A security backed by the US Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity.

(q) Cybersecurity Risk—The Portfolios and their service providers are susceptible to operational and information security and related risks of cybersecurity incidents. Cybersecurity attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cybersecurity incidents affecting the Investment Manager, transfer agent or custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact

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business operations, potentially resulting in financial losses, including by impediments to a Portfolio’s investment trading; the inability of Portfolio shareholders to purchase and redeem Portfolio shares; interference with a Portfolio’s ability to calculate its NAV; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which a Portfolio invests; counterparties with which a Portfolio engages in transactions; governmental and other regulatory authorities, exchange and other financial market operators; and banks, brokers, dealers, insurance companies and other financial institutions and other parties. There are inherent limitations in any cybersecurity risk management systems or business continuity plans, including the possibility that certain risks have not been identified.

(r) Non-Diversification Risk—For a Portfolio that is classified as “non-diversified” under the 1940 Act, the Portfolio’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political or regulatory occurrence than if the Portfolio’s investments consisted of securities issued by a larger number of issuers.

8. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnification provisions. A Portfolio’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

9. Fair Value Measurements

Fair value is defined as the price that a Portfolio would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair

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value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. The fair value measurement level within the fair value hierarchy for the assets and liabilities of a Portfolio is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1 – unadjusted quoted prices in active markets for identical assets and liabilities
•	Level 2 – other significant observable inputs (including unadjusted quoted prices for similar assets and liabilities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of assets and liabilities)

Changes in valuation methodology or inputs may result in transfers into or out of the current assigned level within the hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Portfolios’ assets and liabilities by each fair value hierarchy level as of December 31, 2023:

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023
Enhanced Opportunities Portfolio
Assets:
Common Stocks*
United States	$134,688	$—	$—	$134,688
Convertible Corporate Bonds*	—	37,254,748	—	37,254,748
Purchased Options	39,841	—	—	39,841
Short-Term Investments	1,860,324	—	—	1,860,324
U.S. Treasury Securities	—	27,705,121	—	27,705,121
Other Financial Instruments†
Total Return Swap Agreements	—	3,068,607	—	3,068,607
Total	$2,034,853	$68,028,476	$—	$70,063,329
Liabilities:
Securities Sold Short
Common Stocks*
Canada	$(633,780)	$—	$—	$(633,780)
Hong Kong	—	(451,908)	—	(451,908)
Netherlands	—	(111,599)	—	(111,599)
Singapore	(38,921)	—	—	(38,921)
United States	(16,631,994)	—	—	(16,631,994)
Convertible Corporate Bonds*	—	(262,697)	—	(262,697)
Exchange-Traded Funds	(1,222,804)	—	—	(1,222,804)
U.S. Treasury Securities	—	(10,988,783)	—	(10,988,783)
Other Financial Instruments†
Forward Currency Contracts	—	(9,438)	—	(9,438)
Total Return Swap Agreements	—	(2,762,578)	—	(2,762,578)
Written Options	(5,242)	—	—	(5,242)
Total	$(18,532,741)	$(14,587,003)	$—	$(33,119,744)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023

Global Dynamic Multi-Asset Portfolio
Assets:
Common Stocks*
Australia	$9,475	$106,222	$—	$115,697
Austria	—	5,877	—	5,877
Bermuda	3,920	—	—	3,920
Brazil	6,286	—	—	6,286
Canada	214,173	8,857	—	223,030
China	18,145	7,837	—	25,982
Denmark	10,911	81,300	—	92,211
Finland	9,710	3,298	—	13,008
France	53,204	95,353	—	148,557
Germany	8,908	71,432	—	80,340
Hong Kong	8,737	21,181	—	29,918
Israel	4,291	8,715	—	13,006
Italy	—	75,929	—	75,929
Japan	19,454	456,074	—	475,528
Netherlands	37,542	26,339	—	63,881
New Zealand	—	8,756	—	8,756
Norway	—	4,272	—	4,272
Singapore	—	45,063	—	45,063
Spain	12,696	21,287	—	33,983
Sweden	43,565	10,848	—	54,413
Switzerland	33,073	33,857	—	66,930
United Kingdom	79,690	101,730	—	181,420
United States	3,995,325	127,079	—	4,122,404
Corporate Bonds*	—	1,532,674	—	1,532,674
Exchange-Traded Funds	117,856	—	—	117,856
Foreign Government Obligations*	—	1,961,265	—	1,961,265
Quasi Government Bonds*	—	143,398	—	143,398
Supranational Bonds	—	487,811	—	487,811
U.S. Treasury Securities	—	288,290	—	288,290
Warrants*	—	—	—	—
Other Financial Instruments†
Forward Currency Contracts	—	64,490	—	64,490
Total	$4,686,961	$5,799,234	$—	$10,486,195
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(80,646)	$—	$(80,646)

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Description	Unadjusted Quoted Prices in Active Markets for Identical Assets and Liabilities (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of December 31, 2023

Opportunistic Strategies Portfolio
Exchange-Traded Funds	$35,837,727	$391,632	$—	$36,229,359
Short-Term Investments	533,793	—	—	533,793
Total	$36,371,520	$391,632	$—	$36,763,152
Real Assets Portfolio
Assets:
Common Stocks*
Australia	$—	$283,181	$—	$283,181
Brazil	—	222,075	—	222,075
Canada	723,551	—	—	723,551
China	—	294,416	—	294,416
France	—	559,352	—	559,352
Hong Kong	—	301,415	—	301,415
Italy	—	438,502	—	438,502
Japan	—	820,243	—	820,243
Luxembourg	—	11,175	—	11,175
Singapore	—	70,814	—	70,814
South Africa	—	120,644	—	120,644
Spain	7,009	333,098	—	340,107
Switzerland	—	14,206	—	14,206
Taiwan	—	54,873	—	54,873
United Kingdom	—	1,105,750	—	1,105,750
United States	9,567,204	57,715	—	9,624,919
Corporate Bonds*	—	3,061,137	—	3,061,137
Exchange-Traded Funds	1,115,690	—	—	1,115,690
Short-Term Investments	4,063,854	—	—	4,063,854
Other Financial Instruments†
Forward Currency Contracts	—	466	—	466
Total	$15,477,308	$7,749,062	$—	$23,226,370
Liabilities:
Other Financial Instruments†
Forward Currency Contracts	$—	$(3,661)	$—	$(3,661)
Futures Contracts	(102,936)	—	—	(102,936)
Total Return Swap Agreements	—	(270,687)	—	(270,687)
Total	$(102,936)	$(274,348)	$—	$(377,284)

*	Please refer to Portfolios of Investments and Notes to Portfolios of Investments for portfolio holdings by country and industry.
†	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

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Certain equity securities to which footnote (‡) in the Notes to Portfolios of Investments applies are included in Level 2 and were valued based on reference to similar securities that were trading on active markets.

An investment may be classified as a Level 3 investment if events (e.g., company announcements, market volatility, or natural disasters) occur that are expected to materially affect the value of this investment or if a price is not available through a pricing source in the Funds’ pricing matrix. In this case, the investment will be valued by the Valuation Sub-Committee of the Funds’ Valuation and Liquidity Committee, in accordance with procedures approved by the Board, reflecting its fair market value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Sub-Committee include, but are not limited to, valuation techniques such as using theoretical ex-rights price models, applying a change in price from a market proxy to a halted security, or determining the intrinsic value of securities.

When determining the price for Fair Valued Investments, the Valuation Sub-Committee seeks to determine the price that each affected Portfolio might reasonably expect to receive or pay from the current sale or purchase of the Fair Valued Investment in an arm’s-length transaction. Any fair value determinations shall be based upon all available information and factors that the Valuation Sub-Committee deems relevant and consistent with the principles of fair value measurements.

10. Derivative Instruments

Certain Portfolios may use derivative instruments, including forward currency contracts, options contracts, futures contracts or swap agreements.

Forward currency contracts may be used for hedging purposes or to seek to increase returns.

A Portfolio may write or purchase a call or put option to seek to realize, through the receipt of premiums or changes in market value, a greater return than would be realized on the underlying securities alone, or to seek to protect the Portfolio from losses.

A Portfolio may enter into futures transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to otherwise gain access or attain exposure to certain markets or other underliers.

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A Portfolio enters into swap agreements in an attempt to obtain a particular exposure when it is considered desirable to do so, possibly at a lower cost to such Portfolio than if it had invested directly in the asset that yielded the desired exposure.

During the year ended December 31, 2023, the approximate average monthly notional exposure for derivative instruments was as follows:

Derivative Instruments	Enhanced Opportunities Portfolio		Global Dynamic Multi-Asset Portfolio	Opportunistic Strategic Portfolio		Real Assets Portfolio
Forward currency contracts:
Average amounts purchased	$400,000	*	$3,500,000	$—		$100,000	**
Average amounts sold	2,500,000		3,400,000	—		800,000

Futures contracts:
Average notional value of contracts – long	—		—	—		1,400,000

Total return swap agreements:
Average notional value	38,000,000		—	900,000	**	6,200,000

Options:
Average value of purchased options	100,000		—	—		—

*	Represents average monthly notional exposure for six months the derivative instrument was open during the period.

**	Represents average monthly notional exposure for eleven months the derivative instrument was open during the period.

The Enhanced Opportunities Portfolio also wrote options having an average monthly notional exposure of less than $50,000.

The following table summarizes the fair value of derivative instruments on the Statements of Assets and Liabilities as of December 31, 2023:

Enhanced Opportunities Portfolio

Assets – Derivative Financial Instruments	Equity Contracts	Foreign Currency Exchange Contracts	Total

Swap agreements
Unrealized appreciation on swap agreements	$3,068,607	$—	$3,068,607
Purchased options
Investment in securities, at fair value	39,841	—	39,841
Total	$3,108,448	$—	$3,108,448

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Liabilities – Derivative Financial Instruments	Equity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$9,438	$9,438
Swap agreements
Unrealized depreciation on swap agreements	2,762,578	—	2,762,578
Written options
Written options, at fair value	5,242	—	5,242
Total	$2,767,820	$9,438	$2,777,258

Global Dynamic Multi-Asset Portfolio

Assets – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized appreciation on forward currency contracts	$64,490

Liabilities – Derivative Financial Instruments		Total
Forward currency contracts	Unrealized depreciation on forward currency contracts	$80,646

Real Assets Portfolio

Assets – Derivative Financial Instruments			Total
Forward currency contracts Unrealized appreciation on forward currency contracts			$466

Liabilities – Derivative Financial Instruments	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts
Unrealized depreciation on forward currency contracts	$—	$3,661	$3,661
Swap agreements
Unrealized depreciation on swap agreements	270,687	—	270,687
Futures Contracts
Unrealized depreciation (a)	102,936	—	102,936
Total	$373,623	$3,661	$377,284

(a)	Net cumulative unrealized appreciation (depreciation) on futures contracts, if any, is reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported and the net cumulative unrealized appreciation (depreciation) is included in distributable earnings (accumulated loss).

Annual Report  139

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was:

Enhanced Opportunities Portfolio

Net Realized Gain (Loss) from:	Equity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$(26,177)	$(26,177)
Purchased options*	14,306	—	14,306
Swap agreements	891,516	—	891,516
Written options	108,157	—	108,157
Total	$1,013,979	$(26,177)	$987,802

*	Purchased options are included under net realized gain/loss on investments on Statement of Operations.

Net Change in Unrealized Appreciation (Depreciation) on:	Equity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$6,882	$6,882
Purchased options*	8,073	—	8,073
Swap agreements	723,414	—	723,414
Written options	2,791	—	2,791
Total	$734,278	$6,882	$741,160

*	Purchased options are included under unrealized gain/loss on investments on Statement of Operations.

Global Dynamic Multi-Asset Portfolio

Net Realized Gain (Loss) from:	Total
Forward currency contracts	$26,961

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Forward currency contracts	$(153,453)

Opportunistic Strategies Portfolio

Net Realized Gain (Loss) from:	Total
Swap Agreements	$217,651

Net Change in Unrealized Appreciation (Depreciation) on:	Total
Swap Agreements	$150,608

140  Annual Report

Real Assets Portfolio

Net Realized Gain (Loss) from:	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$(10,381)	$(10,381)
Futures Contracts	(1,047,410)	—	(1,047,410)
Swap agreements	(380,756)	—	(380,756)
Total	$(1,428,166)	$(10,381)	$(1,438,547)

Net Change in Unrealized Appreciation (Depreciation) on:	Commodity Contracts	Foreign Currency Exchange Contracts	Total

Forward currency contracts	$—	$(5,998)	$(5,998)
Futures Contracts	287,144	—	287,144
Swap agreements	(352,208)	—	(352,208)
Total	$(65,064)	$(5,998)	$(71,062)

As of December 31, 2023, the Enhanced Opportunities, Global Dynamic Multi-Asset and Real Assets Portfolios held derivative instruments that are eligible for offset in their Statements of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

The required information for the affected Portfolios is presented in the below table, as of December 31, 2023:

Enhanced Opportunities Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Total Return Swap Agreements	$3,068,607	$—	$3,068,607

Annual Report  141

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Bank of America N.A.	$190,662	$(190,662)	$—	$—
BNP Paribas SA	1,301,632	(1,034,331)	—	267,301
Nomura International Plc	1,576,313	(1,437,054)	—	139,259
Total	$3,068,607	$(2,662,047)	$—	$406,560

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$9,438	$—	$9,438
Total Return Swap Agreements	2,762,578	—	2,762,578
Total	$2,772,016	$—	$2,772,016

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Bank of America N.A.	$291,193	$(190,662)	$(100,531)	$—
BNP Paribas SA	1,034,331	(1,034,331)	—	—
Nomura International Plc	1,437,054	(1,437,054)	—	—
State Street Bank & Trust Co.	9,438	—	—	9,438
Total	$2,772,016	$(2,662,047)	$(100,531)	$9,438

Global Dynamic Multi-Asset Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities
Forward Currency Contracts	$64,490	$—	$64,490

142  Annual Report

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

Citibank N.A.	$18,645	$(10,406)	$—	$8,239
HSBC Bank USA N.A.	37,593	(37,593)	—	—
JPMorgan Chase Bank N.A.	7,898	(7,898)	—	—
State Street Bank & Trust Co.	354	(354)	—	—
Total	$64,490	$(56,251)	$—	$8,239

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$80,646	$—	$80,646

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts of Derivative Liabilities

Citibank N.A.	$10,406	$(10,406)	$—	$—
HSBC Bank USA N.A.	41,093	(37,593)	—	3,500
JPMorgan Chase Bank N.A.	28,251	(7,898)	—	20,353
State Street Bank & Trust Co.	896	(354)	—	542
Total	$80,646	$(56,251)	$—	$24,395

Real Assets Portfolio

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Assets Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$466	$—	$466

Annual Report  143

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts of Derivative Assets

HSBC Bank USA N.A.	$35	$(35)	$—	$—
JPMorgan Chase Bank N.A.	10	(10)	—	—
State Street Bank & Trust Co.	421	(421)	—	—
Total	$466	$(466)	$—	$—

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities

Forward Currency Contracts	$3,661	$—	$3,661
Total Return Swap Agreements	270,687		270,687
Total	$274,348	$—	$274,348

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged (a)	Net Amounts of Derivative Liabilities

Goldman Sachs International	$270,687	$—	$(270,687)	$—
HSBC Bank USA N.A.	819	(35)	—	784
JPMorgan Chase Bank N.A.	404	(10)	—	394
State Street Bank & Trust Co.	2,438	(421)	—	2,017
Total	$274,348	$(466)	$(270,687)	$3,195

(a)	Collateral amounts disclosed in the table above may be adjusted due to the requirement to limit collateral amounts to avoid the effect of over-collateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

11. Subsequent Events

Management has evaluated subsequent events potentially affecting the Portfolios through the issuance of the financial statements and has determined that there were no subsequent events that required adjustment or disclosure.

144  Annual Report

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Lazard Funds, Inc. and Shareholders of Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio, Lazard Opportunistic Strategies Portfolio, and Lazard Real Assets Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Lazard Enhanced Opportunities Portfolio, Lazard Global Dynamic Multi-Asset Portfolio and Lazard Opportunistic Strategies Portfolio, three of the portfolios constituting The Lazard Funds, Inc., including the portfolios of investments, as of December 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. We have also audited the accompanying consolidated statement of assets and liabilities of Lazard Real Assets Portfolio (collectively, with the portfolios mentioned above, the “Portfolios”), one of the portfolios constituting The Lazard Funds, Inc., including the consolidated portfolio of investments, as of December 31, 2023, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as “the financial statements and financial highlights”). In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Portfolios listed above as of December 31, 2023, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States)

Annual Report  145

(PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Portfolios are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
New York, New York
February 26, 2024

We have served as the auditor of one or more of the investment companies in the Lazard Fund Complex since 2004.

146  Annual Report

The Lazard Funds, Inc.

Board of Directors and Officers Information (unaudited)

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)
Independent Directors:

Franci J. Blassberg (1953)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 – present)

Cornell Law School, Adjunct Professor (2013 – present)

The Buchmann Faculty of Law, Tel Aviv University, Visiting Professor (2019)

New York University School of Law, Adjunct Professor (2022 – present)

Kenneth S. Davidson (1945)	Director (August 1995)	Davidson Capital Management Corporation, an investment manager, President (1978 – present)
Nancy A. Eckl (1962)	Director (April 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 – present)

TIAA-CREF Funds (68 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 – 2023)

TIAA Separate Account VA-1, Member of the Management Committee (2007 – present)

Trevor W. Morrison (1971)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 – present)
Richard Reiss, Jr. (1944)	Director (May 1991)	Georgica Advisors LLC, an investment manager, Chairman (1997 – present) Osprey Technology Acquisition Corp, a special purpose acquisition company, Director (2019 – present)

Annual Report   147

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Robert M. Solmson (1947)	Director (September 2004)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, Co-Managing Partner and Managing Director (2008 – present)
Interested Directors(3):

Nathan A. Paul (1973)	Director (October 2017), Chief Executive Officer and President (February 2017)	Vice Chair and Chief Operating Officer (February 2023-present) Investment Manager, Chief Business Officer (April 2017 – February 2023) and Managing Director (2003 – present)
Evan L. Russo (1974)	Director (July 2022)	Investment Manager, Chief Executive Officer (June 2022 – present) Lazard Ltd, Chief Financial Officer (October 2017 – October 2022) and Managing Director (2009 – present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex comprised of, as of January 31, 2024, 32 active investment portfolios. Each Director serves an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation.
(3)	Messrs. Paul and Russo are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager (“Interested Directors”).

The Fund’s Statement of Additional Information contains further information about the Directors and is available without charge by calling 800-823-6300, or online, at www.lazardassetmanagement.com.

148   Annual Report

Name (Year of Birth) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):
Mark R. Anderson (1970)	Vice President and Secretary (February 2017)	Managing Director (since February 2017) and General Counsel (since April 2017) of the Investment Manager (previously Chief Compliance Officer from September 2014 – April 2022)
Nargis Hilal (1984)	Chief Compliance Officer (July 2020)

Chief Compliance Officer (since April 2022) and Director of the Investment Manager (since January 2021, previously Senior Vice President)

Chief Compliance Officer of KLS Diversified Asset Management LP (March 2016 – August 2017)

Christina Kennedy (1990)	Treasurer (April 2022)	Senior Vice President of the Investment Manager (since January 2023, previously Vice President) Senior Fund Accountant, Gates Capital Management Inc. (July 2016 – July 2019)
Shari L. Soloway (1981)	Assistant Secretary (November 2015)	Head of Legal, North America and Director of the Investment Manager (since January 2020, previously Senior Vice President)
Jessica A. Falzone (1989)	Assistant Secretary (January 2019)	Senior Vice President, Legal and Counsel of the Investment Manager (since January 2023, previously Vice President)
Cesar A. Trelles (1975)	Assistant Treasurer (December 2004)	Vice President of the Investment Manager (since February 2011)

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Nathan A. Paul, Chief Executive Officer and President (since February 2017, previously Vice President and Secretary), whose information is included in the Interested Directors section above.

Annual Report   149

The Lazard Funds, Inc. Tax and Other Information (unaudited)

Tax Information

Year Ended December 31, 2023

The following tax information represents year end disclosures of the tax benefits passed through to shareholders for 2023:

Of the dividends paid by the Portfolios, the corresponding percentage shown below is qualified dividend income.

Portfolio	Percentage

Enhanced Opportunities	0.02%
Global Dynamic Multi-Asset	—
Opportunistic Strategies	86.43
Real Assets	39.88

Of the dividends paid by the Portfolios, the corresponding percentage represents the amount of each dividend that qualifies for the dividends received deduction available to corporate shareholders.

Portfolio	Percentage

Enhanced Opportunities	0.02%
Global Dynamic Multi-Asset	—
Opportunistic Strategies	28.29
Real Assets	8.65

Pursuant to Section 871 of the Code, the Portfolios have no designated qualified short-term gains for purposes of exempting withholding of tax on such distributions to US nonresident shareholders.

The Portfolios intend to pass through to shareholders foreign source income and foreign taxes paid, or up to the maximum amount allowable, as a foreign tax credit.

Portfolio	Foreign Source Income	Foreign Tax Paid/Credit

Enhanced Opportunities	$—	$—
Global Dynamic Multi-Asset	—	—
Opportunistic Strategies	183,412	17,892
Real Assets	—	—

150   Annual Report

Of the dividends paid by the Portfolios, the corresponding amount represents the long-term capital gains paid to shareholders.

Portfolio	Long-Term Capital Gains

Enhanced Opportunities	$—
Global Dynamic Multi-Asset	161,340
Opportunistic Strategies	559,767
Real Assets	—

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the Securities and Exchange Commission (the “SEC”) website at https://www.sec.gov. The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at https://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Schedule of Portfolio Holdings

The Fund files the complete schedule of each Portfolio’s holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s website at https://www.sec.gov.

Annual Report   151

The Lazard Funds, Inc.

30 Rockefeller Plaza

New York, New York 10112-6300
Telephone: 800-823-6300
www.lazardassetmanagement.com

Investment Manager

Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Distributor

Lazard Asset Management Securities LLC
30 Rockefeller Plaza
New York, New York 10112-6300

Custodian

State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210-1641

Transfer Agent and Dividend Disbursing Agent

SS&C Global Investor and Distribution Solutions, Inc.
2000 Crown Colony Drive
Quincy, Massachusetts 02169-0953
Telephone: 617-483-7000

Independent Registered Public Accounting Firm

Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036-6797

Lazard Asset Management LLC  •  30 Rockefeller Plaza  •  New York, NY 10112  •  www.lazardassetmanagement.com

Performance information as of the most recent month end is available online at www.lazardassetmanagement.com.

LZDPS030

ITEM 2. CODE OF ETHICS.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the "CEO/CFO Code of Ethics"). The Registrant has posted its CEO/CFO Code of Ethics on its Internet website at https://www.lazardassetmanagement.com/codeofethics."

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors (the “Board”) has determined that Robert M. Solmson and Nancy A. Eckl, members of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Solmson and Ms. Eckl are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $954,028 in 2022 and $1,061,954 in 2023 (plus expenses in each case).

(b) Audit-Related Fees. There were no fees billed in the Reporting Periods by the Auditor to the Registrant for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services provided by the Auditor to Lazard Asset Management LLC, the Registrant’s investment manager (“Lazard”) and any entity controlling, controlled by or under common control with Lazard that provides ongoing services to the Registrant (“Service Affiliates”) that were reasonably related to the performance of the annual audit of the Service Affiliate which required pre-approval by the Audit Committee were $368,560 in 2022 and $368,560 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods by the Auditor to the Registrant for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $312,936 in 2022 and $312,196 in 2023. These Tax Services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held. Additionally, the aggregate fees billed related to European Union tax reclaim filing services rendered by the Auditor were $179,161 in 2022 and $393,345 in 2023.

The aggregate fees billed in the Reporting Periods for Tax Services provided by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(d) All Other Fees. There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above.

There were no fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) above, which required pre-approval by the Audit Committee.

(e) Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures (the "Policy") for pre-approval of the Auditor's engagements for services to the Registrant and Service Affiliates. The Policy states that the Registrant’s Audit Committee or the Chair of the Audit Committee (pursuant to delegated authority from the Audit Committee) pre-approves the Auditor’s engagements for audit and non-audit services to the Registrant and, as required, non-audit services to Service Affiliates on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor’s independence. The Audit Committee Chair must report any pre-approval decisions he or she makes at the next scheduled Audit Committee meeting. There were no services provided by the Auditor to either the Registrant or Service Affiliates that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Reporting Periods.

(f) None.

(g) Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant and Service Affiliates for the Reporting Periods were $1,305,761 in 2022 and $1,309,430 in 2023.

(h) Auditor Independence. The Audit Committee considered whether provision of non-audit services to Service Affiliates that were not required to be pre-approved is compatible with maintaining the Auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(2) Not applicable.

(b) Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Lazard Funds, Inc.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nathan A. Paul

Nathan A. Paul

Chief Executive Officer

Date: February 27, 2024

By /s/ Christina Kennedy

Christina Kennedy

Treasurer

Date: February 27, 2024